As filed with the U.S. Securities and Exchange Commission on 7/7/2021

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23024

Pacer Funds Trust
(Exact name of registrant as specified in charter)

500 Chesterfield Parkway

Malvern, PA 19355
(Address of principal executive offices) (Zip code)

Joe M. Thomson, President

500 Chesterfield Parkway

Malvern, PA 19355
(Name and address of agent for service)

610-644-8100

Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period: May 1, 2020 through April 30, 2021

Updated ~~March 3, 2021~~ May 5, 2021

Item 1. Reports to Stockholders.

(a)

ANNUAL REPORT

April 30, 2021

Pacer Trendpilot® US Large Cap ETF	*Ticker: PTLC*
Pacer Trendpilot® US Mid Cap ETF	*Ticker: PTMC*
Pacer Trendpilot® 100 ETF	*Ticker: PTNQ*
Pacer Trendpilot® European Index ETF	*Ticker: PTEU*
Pacer Trendpilot® International ETF	*Ticker: PTIN*
Pacer Trendpilot® US Bond ETF	*Ticker: PTBD*
Pacer Trendpilot® Fund of Funds ETF	*Ticker: TRND*
Pacer Global Cash Cows Dividend ETF	*Ticker: GCOW*
Pacer US Cash Cows 100 ETF	*Ticker: COWZ*
Pacer US Small Cap Cash Cows 100 ETF	*Ticker: CALF*
Pacer Developed Markets International Cash Cows 100 ETF	*Ticker: ICOW*
Pacer US Cash Cows Growth ETF	*Ticker: BUL*
Pacer Emerging Markets Cash Cows 100 ETF	*Ticker: ECOW*
Pacer Cash Cows Fund of Funds ETF	*Ticker: HERD*
Pacer WealthShield ETF	*Ticker: PWS*
Pacer Military Times Best Employers ETF	*Ticker: VETS*
Pacer Benchmark Industrial Real Estate SCTR℠ ETF	*Ticker: INDS*
Pacer Benchmark Data & Infrastructure Real Estate SCTR℠ ETF	*Ticker: SRVR*
Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF	*Ticker: SZNE*
Pacer CSOP FTSE China A50 ETF	*Ticker: AFTY*
Pacer BioThreat Strategy ETF	*Ticker: VIRS*
Pacer Lunt Large Cap Alternator ETF	*Ticker: ALTL*
Pacer Lunt Midcap Multi-Factor Alternator ETF	*Ticker: PAMC*
Pacer Lunt Large Cap Multi-Factor Alternator ETF	*Ticker: PALC*
Pacer US Export Leaders ETF	*Ticker: PEXL*

PACER ETFs

877-337-0500 ▪ www.paceretfs.com

Pacer Funds

Pacer Funds

Dear Shareholder,

Just over a year ago, the world went into shock as our economy began to shut down, businesses were forced to close, and hospitals and healthcare systems went into overdrive as we witnessed the largest pandemic of any of our lifetimes. The stresses of the pandemic combined with a high tensioned election season, significant social issues, a new working environment and an unpredictable market made for an interesting few quarters. We would like to thank the front line and healthcare workers for their continued effort and support in caring and keeping us safe during this time.

In spite of it all, our Pacer team persevered. Our team has not only maintained, but grown our assets under management despite rocky market conditions and a global pandemic. As we approach the $7 Billion in AUM mark and look back at the addition of two fund families containing 12 of the 14 new funds we launched over the past year, I am filled with nothing but immense gratitude, pride and appreciation for our accomplishments as a company.

At our inception almost six years ago, we dedicated ourselves to creating innovative products to help investors and financial advisors reach their own objectives. Since then, we have expanded beyond our flagship trend following fund family, the Trendpilot ETF Series, to include six total fund families: the Pacer Cash Cows Index ETF Series, Pacer Custom ETF Series, Pacer Factor ETF Series, Pacer Leaders ETF Series, and our newest addition, the Pacer Swan Structured Outcome Strategy (SOS) ETF Series. We saw a need for a buffered ETF strategy and teamed up with Swan Global Management, LLC to create three different strategies, each with their own level of downside risk mitigation. We also created a buffered Fund of Funds strategy, allowing investors to gain exposure to multiple areas of our buffered ETFs series.

We thank our investors, financial advisors, and our partners for continuing to entrust your assets with us, and we again thank those on the front lines of the pandemic fight who made returning to our family in the office possible. We look forward to growing with you.

Joe M. Thomson
Chairman, Pacer Funds Trust

Pacer Funds

Market Environment Overview

The remainder of calendar year 2020 was one of unprecedented growth and recovery, with nearly all major indices seeing new all-time highs. For the fiscal year ending April 30, 2021, the S&P 500 realized a total return of 45.9820%, an exceptionally strong recovery from the previous year’s low. Gains were seen across all sectors as initial specters of a prolonged lockdown gave way to promise and then deployment of vaccines to combat the COVID-19 virus. Differing waves of progress were realized in this rally: Technology weathered the initial storms of COVID particularly well, but have begun to lose steam. Energy saw a dramatic recovery from the previous year’s historical “negative oil” and has seen several bullish runs. Consumer Discretionary was especially strong due to several rounds of fiscal stimulus. Additionally, there was a resurgence of Value to the forefront, as a combination of monetary and fiscal policy, strong economic indicators, and upticks in both realized and expected inflation drove yields in intermediate-dated treasuries higher. The market is currently struggling to find income at reasonable prices, as evidenced by historically low yields, credit spreads, and some indications of risk-seeking behavior, namely in asset classes that are traditionally considered higher risk or are newer and poorly understood instruments, such as cryptocurrencies and special purpose acquisition companies (“SPACs”).

Forward outlook is likely to be dominated by inflationary concerns, labor reports, and Federal Reserve activity. Valuations will be under greater scrutiny in the short-term as the market seemed to price-in recovery relatively aggressively, leading to a bit of a pause in market performance towards the end of this fiscal year, as companies announced earnings. As things return to normal, the market may allow for earnings growth to justify the current (and elevated) multiples, resulting in relatively unimpressive performance in the near-term.

The Pacer Trendpilot™ Series

The Pacer Trendpilot series is based on a trend following strategy that alternates exposure between a Benchmark Index and 3-Month US T-Bills using three indicators. It is designed to participate in the market when it is trending up, maintain some exposure during short term market declines and exit the market when it is trending down. The period referenced in this section for all Trendpilot Funds is for the fiscal year end of April 30, 2021.

Pacer Trendpilot® US Large Cap ETF

The Pacer Trendpilot® US Large Cap ETF (the “Fund”) is an exchange traded fund that seeks to track the total return performance, before fees and expenses, of the Pacer Trendpilot® US Large Cap Index (the “Index”).

The Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the S&P 500 Index, (ii) 50% to the S&P 500 Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the S&P 500 Total Return Index and its 200-business day historical simple moving average.

The S&P 500 Total Return Index is a total return version of the S&P 500 Index and reflects the reinvestment of dividends paid by the securities in the S&P 500 Index. The S&P 500 Index consists of approximately 500 leading U.S.-listed companies representing approximately 80% of the U.S. equity market capitalization.

The Fund

The Fund had a NAV total return of 36.86%. The Index had a total return of 37.69%. The S&P 500 Index had a total return of 45.98%.

During the fiscal year, the top three sectors for contribution to performance were Information Technology at 34.63%, Financials at 58.88%, and Communication Services at 44.63%. The three sectors with the lowest contribution to performance were Real Estate at 26.27%, Utilities at 21.31%, and Energy at 34.91%. Sector performance numbers reflect their total return during the period.

The Fund had one exposure change during the fiscal year. Summary details of these changes are presented in the following table.

PTLC EXPOSURE CHANGES
Dates	Resulting Exposure	U.S. Treasury 3-Month Yield
June 2, 2020	Equity	0.14%

Pacer Trendpilot® US Mid Cap ETF

The Pacer Trendpilot® US Mid Cap ETF (the “Fund”) is an exchange traded fund that seeks to track the total return performance, before fees and expenses, of the Pacer Trendpilot US Mid Cap Trendpilot Index (the “Index”).

Pacer Funds

The Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the S&P MidCap 400 Index, (ii) 50% to the S&P MidCap 400 Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the S&P MidCap 400 Total Return Index and its 200-business day historical simple moving average.

The S&P MidCap 400 Total Return Index is a total return version of the S&P MidCap 400 Index and reflects the reinvestment of dividends paid by the securities in the S&P MidCap 400 Index. The S&P Midcap 400 measures the performance of mid-capitalization stocks in the United States.

The Fund

The Fund had a NAV total return of 26.34%. The Index had a total return of 27.73%. The S&P MidCap 400 Index had a total return of 67.90%.

During the fiscal year, the top three sectors for contribution to performance were Industrials at 52.17%, Consumer Discretionary at 66.74%, and Financials at 62.01%. The three sectors with the lowest contribution to performance were Energy at 55.53%, Communication Services at 28.21%, and Utilities at 20.55%. Sector performance numbers reflect their total return during the period.

The Fund had four exposure changes during the fiscal year. Summary details of these changes are presented in the following table.

PTMC EXPOSURE CHANGES
Dates	Resulting Exposure	U.S. Treasury 3-Month Yield
June 10, 2020	Equity	0.17%
June 18, 2020	T-Bills	0.14%
July 22, 2020	Equity	0.11%
November 17, 2020	50/50	0.08%

Pacer Trendpilot® 100 ETF

The Pacer Trendpilot® 100 ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the Pacer NASDAQ-100 Trendpilot™ Index (the “Index”).

The Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the Nasdaq-100 Index, (ii) 50% to the Nasdaq-100 Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the Nasdaq-100 Total Return Index and its 200-business day historical simple moving average.

The Nasdaq-100 Total Return Index is a total return version of the Nasdaq-100 Index and reflects the reinvestment of dividends paid by the securities in the Nasdaq-100 Index. The Nasdaq-100 Index includes approximately 100 of the largest non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Nasdaq-100 Index comprises securities of companies across major industry groups, including computer, biotechnology, healthcare, telecommunications and transportation. However, it does not contain securities of financial companies, including investment companies. The Nasdaq-100 Index was developed by Nasdaq OMX. There is no minimum market capitalization requirement for inclusion in the Nasdaq-100 Index. Inclusion is determined based on the top 100 largest issuers based on market capitalization meeting all other eligibility requirements.

The Fund

The Fund had a NAV total return of 42.69%. The Index had a total return of 43.74%. The NASDAQ-100 Index had a total return of 55.23%.

During the fiscal year, the top three sectors for contribution to performance were Information Technology at 59.11%, Consumer Discretionary at 73.76%, and Communication Services at 56.15%. The three sectors with the lowest contribution to performance were Utilities at 20.78%, Health Care at 17.58%, and Consumer Staples at 24.59%. Sector performance numbers reflect their total return during the period.

The Fund had one exposure change during the fiscal year. Summary details of these changes are presented in the following table.

PTNQ EXPOSURE CHANGES
Dates	Resulting Exposure	U.S. Treasury 3-Month Yield
October 16, 2020	50/50	0.09%

Pacer Funds

Pacer Trendpilot® European Index ETF

The Pacer Trendpilot® European Index ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the Pacer Trendpilot European Index (the “Index”).

The Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the FTSE Eurozone Index, (ii) 50% to the FTSE Eurozone Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the FTSE Eurozone Total Return Index and its 200-business day historical simple moving average.

The FTSE Eurozone Index is a rules-based, float-adjusted, market capitalization weighted index comprised of large- and mid-capitalization stocks providing coverage of the developed markets in the euro zone, including primarily France, Germany, Spain, the Netherlands and Italy. The FTSE Eurozone Index is a subset of the FTSE Global Equity Index Series, which covers 98% of the world’s investable market capitalization. The FTSE Eurozone Total Return Index is a total return version of the FTSE Eurozone Index and reflects the reinvestment of dividend paid by the securities in the FTSE Eurozone Index.

The Fund

The Fund had a NAV total return of 2.38%. The Index had a total return of 4.76%. The FTSE Eurozone Index (USD) had a total return of 53.44%.

During the fiscal year, the top three sectors for contribution to performance were Industrials at 46.53%, Consumer Discretionary at 51.26%, and Financials at 108.39%. The three sectors with the lowest contribution to performance were Real Estate at 19.98%, Communication Services at 23.13%, and Health Care at 13.69%. Sector performance numbers reflect their total return during the period.

The Fund had seven exposure changes during the fiscal year. Summary details of these changes are presented in the following table.

PTEU EXPOSURE CHANGES
Dates	Resulting Exposure	U.S. Treasury 3-Month Yield
July 20, 2020	Equity	0.11%
August 3, 2020	T-Bills	0.08%
August 18, 2020	Equity	0.09%
September 28, 2020	T-Bills	0.09%
October 8, 2020	Equity	0.09%
November 2, 2020	T-Bills	0.09%
November 11, 2020	Equity	0.09%

Pacer Trendpilot® International ETF

The Pacer Trendpilot® International ETF is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer Trendpilot International Index (the “Index”).

The Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the S&P Developed Ex-U.S. LargeCap Index, (ii) 50% to the S&P Developed Ex-U.S. LargeCap Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the S&P Developed Ex-U.S. LargeCap Index and its 200-business day historical simple moving average (the “200-day moving average”). The calculation of the 200-day moving average for the S&P Developed Ex-U.S. LargeCap Index is based on the total return version of the S&P Developed Ex-U.S. LargeCap Local Currency Index and reflects the reinvestment of dividends paid by the securities in the S&P Developed Ex-U.S. LargeCap Index. The Index is expected to be predominantly invested in the components of the S&P Developed Ex-U.S. LargeCap Index over most short- and long-term periods and is only expected to invest in 3-Month US Treasury bills from time to time in response to adverse market conditions as defined by the “50/50 Indicator” and “T-Bill Indicator” below.

The S&P Developed Ex-U.S. LargeCap Index is a rules-based, float-adjusted, market capitalization-weighted index comprised of large-capitalization stocks providing coverage of the developed markets excluding the United States. The S&P Developed Ex-U.S. LargeCap Index is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance.

Pacer Funds

The Fund

The Fund had a NAV total return of 21.46%. The Index had a total return of 23.12%. The S&P Developed Ex-US Large Cap Index had a total return of 42.60%.

During the fiscal year, the top three sectors for contribution to performance were Financials at 76.93%, Industrials at 39.70%, and Consumer Discretionary at 87.07%. The three sectors with the lowest contribution to performance were Real Estate at 22.78%, Health Care at 3.18%, and Telecommunication Services at 34.71%. Sector performance numbers reflect their total return during the period.

The Fund had three exposure changes during the fiscal year. Summary details of these changes are presented in the following table.

PTIN EXPOSURE CHANGES
Dates	Resulting Exposure	U.S. Treasury 3-Month Yield
July 20, 2020	Equity	0.11%
August 6, 2020	T-Bills	0.09%
August 18, 2020	Equity	0.09%

Pacer Trendpilot® US Bond ETF

The Pacer Trendpilot US Bond ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer Trendpilot US Bond Index (the “Index”).

The Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure to one of the following positions: (i) 100% to the S&P U.S. High Yield Corporate Bond Index, (ii) 50% to the S&P U.S. High Yield Corporate Bond Index and 50% to the S&P U.S. Treasury Bond 7-10 Year Index or (iii) 100% to S&P U.S. Treasury Bond 7-10 Year Index, depending on the Risk Ratio.

The S&P U.S. High Yield Corporate Bond Index is designed to track the performance of U.S. dollar-denominated, high-yield corporate bonds issued in the U.S. The S&P U.S. Treasury Bond 7-10 Year Index is designed to measure the performance of U.S. Treasury bonds maturing in 7 to 10 years. The Index uses a “Risk Ratio” to signal a change in the position of the Index. The Risk Ratio is calculated by dividing the value of the S&P U.S. High Yield Corporate Bond Index by the value of the S&P U.S. Treasury Bond 7-10 Year Index.

The Index, and consequently the Fund, may stay in any of its three possible positions for an extended period of time. As described below, the Index will change its position based on the following indicators, and each change will become effective by the close of business on the sixth business day after the indicator for the change is triggered. The Index will be in a new position effective on the seventh business day.

The Fund

The Fund had a NAV total return of 9.53%. The Index had a total return of 11.35%. The S&P US High Yield Corporate Bond Index had a total return of 19.18%.

The Fund had one exposure change during the fiscal year. Summary details of these changes are presented in the following table.

PTBD EXPOSURE CHANGES
Dates	Resulting Exposure	U.S. Treasuriy 10-Year Yield
June 12, 2020	High Yield	0.70%

Pacer Trendpilot® Fund of Funds ETF

The Pacer Trendpilot Fund of Funds ETF is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer Trendpilot Fund of Funds Index (the “Index” or the “Fund of Funds Index”).

The Fund of Funds Index uses an objective, rules-based approach to construct a portfolio that, as of each quarterly rebalance, is composed of the ETFs listed in the following table, each advised by the Adviser (collectively, the “Trendpilot ETFs”). Each of the Trendpilot ETFs is an index-based ETF that seeks to track the total return performance, before fees and expenses, of the underlying index listed in the following table (collectively, the “Trendpilot Indexes”). Each Trendpilot Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the “Equity Component” specified in the table below, (ii) 50% to the applicable Equity Component and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance

Pacer Funds

of the Equity Component and its 200- business day historical simple moving average (the “200-day moving average”). The calculation of the 200-day moving average for each Equity Component is based on the total return version of such Equity Component and reflects the reinvestment of dividends paid by the securities in such Equity Component.

Weight	Trendpilot ETF	Trendpilot Index	Equity Universe
20%	Pacer Trendpilot® US Large Cap ETF	Pacer Trendpilot US Large Cap Index	S&P 500® Index
20%	Pacer Trendpilot® US Mid Cap ETF	Pacer Trendpilot US Mid Cap Index	S&P MidCap 400® Index
20%	Pacer Trendpilot® 100 ETF	Pacer NASDAQ-100 Trendpilot Index	NASDAQ-100® Index
40%	Pacer Trendpilot® International ETF	Pacer Trendpilot International Index	S&P Developed Ex-U.S. LargeCap Index

The Fund

The Fund had a NAV total return of 26.02%. The Index had a return of 27.57%. The S&P Global 1200 Index had a total return of 45.42%.

The Fund’s top contributor to its return were Pacer Trendpilot 100 ETF at 42.63%. The Fund’s bottom contributor to its return were Pacer Trendpilot US Bond ETF at 5.01%.

The Pacer Cash Cows Index® ETF Series

The Pacer Cash Cows ETFs aim to provide capital appreciation over time by screening broad based indexes to identify quality companies with high free cash flow yield. The period referenced in this section for all Cash Cows Funds is for the fiscal year end of April 30, 2021.

Pacer Global Cash Cows Dividend ETF

The Pacer Global Cash Cows Dividend ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the Pacer Global Cash Cows Dividend Index (the “Index”).

The Index uses an objective, rules-based methodology to provide exposure to global companies with high dividend yield backed by a high free cash flow yield. The initial index universe is derived from the component companies of the FTSE Developed Large Cap Index. The initial universe of companies is screened based on their average projected free cash flows and earnings over each of the next two fiscal years. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts, are excluded from the Index universe. The remaining companies are ranked by their free cash flow yield for the trailing twelve-month period. The 300 companies with the highest free cash flow yield are then ranked by their dividend yield. The equity securities of the 100 companies with the highest dividend yield are included in the Index.

The FTSE Developed Large-Cap Index is a market-capitalization weighted index representing the performance of large-cap stocks in developed markets. The FTSE Developed Large-Cap Total Return Index is a total return version of the FTSE Developed Large-Cap Index and reflects the reinvestment of dividends paid by the securities in the FTSE Developed Large-Cap Index.

The Fund

The Fund had a NAV total return of 32.05%. The Index had a total return of 33.36%. The FTSE Developed Large-Cap Index had a total return of 44.53%.

During the fiscal year, the top three sectors for contribution to performance were Materials at 93.19%, Energy at 28.80%, and Industrials at 45.09%. The three sectors with the lowest contribution to performance were Health Care at 13.77%, Information Technology at 30.01%, and Consumer Discretionary at 46.67%. Sector performance numbers reflect their total return during the period.

Pacer US Cash Cows 100 ETF

The Pacer US Cash Cows 100 ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the Pacer US Cash Cows 100 Index (the “Index”).

The Index uses an objective, rules-based methodology to provide exposure to large and mid-capitalization U.S. companies with high free cash flow yields. The initial index universe is derived from the component companies of the Russell 1000 Index. The initial universe of companies is screened based on their average projected free cash flows and earnings over each of the next two fiscal years. Companies with no forward year estimates available for free cash flows or earnings will remain in the Index universe. Companies with negative average projected free cash

Pacer Funds

flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts, are excluded from the Index universe. The remaining companies are ranked by their free cash flow yield for the trailing twelve-month period. The equity securities of the 100 companies with the highest free cash flow yield are included in the Index.

The Russell 1000 Index is a market-capitalization weighted index representing the top 1,000 large-cap stocks in the Russell 3000 Index. The Russell 1000 Total Return Index is a total return version of the Russell 1000 Index that reflects the reinvestment of dividends paid by the securities in the Russell 1000 Index.

The Fund

The Fund had a NAV total return of 70.43%. The Index had a total return of 71.19%. The Russell 1000 Index had a total return of 49.48%.

During the fiscal year, the top three sectors for contribution to performance were Consumer Discretionary at 112.51%, Information Technology at 66.01%, and Industrials at 92.19%. The three sectors with the lowest contribution to performance were Real Estate at -3.23%, Utilities at -1.49%, and Energy at 9.43%. Sector performance numbers reflect their total return during the period.

Pacer US Small Cap Cash Cows 100 ETF

The Pacer US Small Cap Cash Cows 100 ETF (the “Fund”) seeks to track the total performance, before fees and expenses, of the Pacer US Small Cap Cash Cows 100 Index (the “Index”).

The Index uses an objective, rules-based methodology to provide exposure to small-capitalization U.S. companies with high free cash flow yields. The initial index universe is derived from the component companies of the S&P Small Cap 600 Index. The initial universe of companies is screened based on their average projected free cash flows and earnings over each of the next two fiscal years. Companies with no forward year estimates available for free cash flows or earnings will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts, are excluded from the Index universe. The remaining companies are ranked by their free cash flow yield for the trailing twelve-month period. The equity securities of the 100 companies with the highest free cash flow yield are included in the Index.

The S&P SmallCap 600 Index measures the performance of 600 small sized companies in the US equity market, with market capitalization ranging from $450 million to $2.1 billion USD. The Index does not overlap holdings with the S&P 500 or S&P MidCap 400.

The Fund

The Fund had a NAV total return of 102.70%. The Index had a total return of 103.70%. The S&P 600 Index had a total return of 76.85%.

During the fiscal year, the top three sectors for contribution to performance were Consumer Discretionary at 168.55%, Industrials at 95.00%, and Health Care at 112.75%. The three sectors with the lowest contribution to performance were Real Estate at -43.06%, Communication Services at 109.31%, and Consumer Staples at 51.60%. Sector performance numbers reflect their total return during the period.

Pacer Developed Markets International Cash Cows 100 ETF

The Pacer Developed Markets International Cash Cows 100 ETF (the “Fund”) seeks to track the total performance, before fees and expenses, of the Pacer Developed Markets International Cash Cows 100 Index (the “Index”).

The Index uses an objective, rules-based methodology to provide exposure to large and mid-capitalization non-U.S. companies in developed markets with high free cash flow yields. The initial index universe is derived from the component companies of the FTSE Developed ex US Index. The initial universe of companies is screened based on their average projected free cash flows and earnings over each of the next two fiscal years. Companies with no forward year estimates available for free cash flows or earnings will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts and companies with a market capitalization of less than $3 billion are excluded from the Index universe. The remaining companies are ranked by their average daily trading value (“ADTV”) for the prior three months. The 500 companies with the highest ADTV are then ranked by their free cash flow yield for the trailing twelve-month period. The equity securities of the 100 companies with the highest free cash flow yield are included in the Index.

The FTSE Developed ex-US Index is comprised of Large (85%) and Mid (15%) cap stocks providing coverage of Developed markets (24 countries) excluding the US. The index is derived from the FTSE Global Equity Index Series, which covers over 99% of the world’s investable market capitalization.

Pacer Funds

The Fund

The Fund had a NAV total return of 56.41%. The Index had a total return of 58.07%. The FTSE Developed ex-US Index had a total return of 42.95%.

During the fiscal year, the top three sectors for contribution to performance were Materials at 105.98%, Consumer Discretionary at 84.99%, and Industrials at 75.92%. The three sectors with the lowest contribution to performance were Health Care at -12.56%, Real Estate at 49.07%, and Utilities at 2.13%. Sector performance numbers reflect their total return during the period.

Pacer Emerging Markets Cash Cows 100 ETF

The Pacer Emerging Markets Cash Cows 100 ETF is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer Emerging Markets Cash Cows 100 Index (the “Index”).

The Index uses an objective, rules-based methodology to provide exposure to large and mid-capitalization companies in emerging markets with high free cash flow yields. Companies with high free cash flow yields are commonly referred to as “cash cows”. The initial index universe is derived from the component companies of the FTSE Emerging Markets Index. The Fund defines emerging markets countries as those countries included in the FTSE Emerging Markets Index. As of April 2020, the Index had significant exposure to companies in Hong Kong, Taiwan, Russia, and Brazil. The initial universe of companies is screened based on their average projected free cash flows and earnings (if available) over each of the next two fiscal years. Companies with no forward year estimates available for free cash flows or earnings will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts (“REITs”), companies with a market capitalization of less than $2 billion, and companies whose average daily trading value (“ADTV”) for the prior 90 days does not exceed $5 million are excluded from the Index universe. The remaining companies are ranked by their free cash flow yield for the trailing twelve-month period. The equity securities of the 100 companies with the highest free cash flow yield (the “Top 100 Companies”) are included in the Index, subject to the exceptions described below. At the time of each rebalance of the Index, the companies included in the Index are weighted in proportion to their trailing twelve-month free cash flow, and weightings are capped at 2% of the weight of the Index for any individual company. Additionally, the Index is limited to a maximum of twenty companies from any individual country and any sector. As of April 2020, the Index had significant exposure to companies in the materials, energy and information technology sectors. If the Top 100 Companies include more than 20 companies from an individual country or sector (the “Exposure Limit”), the Index will exclude the companies with the lowest free cash flow yield from each country and/or sector needed to meet the Exposure Limit and will include companies outside the Top 100 Companies based on their free cash flow yield until the Index includes 100 companies and satisfies the Exposure Limit. As of April 30, 2020, the companies included in the Index had a market capitalization of $671 million to $50.6 billion. The Index is reconstituted and rebalanced semi-annually as of the close of business on the 3rd Friday of June and December based on data as of the 1st Friday of the applicable rebalance month.

The Fund

The Fund had a NAV total return of 41.19%. The Index had a total return of 44.02%. The FTSE Emerging Market Index had a total return of 46.56%.

During the fiscal year, the top three sectors for contribution to performance were Materials at 86.30%, Information Technology at 87.82%, and Consumer Discretionary at 227.32%. The three sectors with the lowest contribution to performance were Health Care at 6.16%, Real Estate at 25.34%, and Utilities at14.01%. Sector performance numbers reflect their total return during the period.

Pacer US Cash Cows Growth ETF

The Pacer US Cash Cows Growth ETF is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer US Cash Cows Growth Index (the “Index”).

The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed and maintained by Index Design Group, an affiliate of Pacer Advisors, Inc., the Fund’s investment adviser (the “Adviser”). The Index uses an objective, rules-based methodology to provide exposure to mid- and large-capitalization U.S. companies with high free cash flow yields. Companies with high free cash flow yields are commonly referred to as “cash cows”. The initial Index universe is derived from the component companies of the S&P 900® Pure Growth Index. The initial universe of companies is screened based on their average projected free cash flows and earnings (if available) over each of the next two fiscal years. Companies for which information on their projected free cash flows or earnings is not available will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts (“REITs”), are excluded from the Index universe. The remaining companies are ranked

Pacer Funds

by their free cash flow yield for the trailing twelve month period. The equity securities of the 50 companies with the highest free cash flow yield are included in the Index. As of April 2020, the Index had significant exposure to companies in the information technology, consumer discretionary and industrials. At the time of each rebalance of the Index, the companies included in the Index are weighted in proportion to their current market capitalization, and weightings are capped at 5% of the weight of the Index for any individual company. Weight above the 5% limitation is redistributed among the other Index constituents in proportion to their weights. As of April 23, 2020, the Index had a market capitalization range of $1.3 billion to $1.3 trillion. The Index is reconstituted and rebalanced quarterly as of the close of business on the 3nd Friday of March, June, September, and December based on data as of the 2nd Friday of the applicable rebalance month.

The Fund

The Fund had a NAV total return of 59.29%. The Index had a total return of 59.87%. The S&P 900 Pure Growth Index had a total return of 61.08%.

During the fiscal year, the top three sectors for contribution to performance were Information Technology at 90.60%, Consumer Discretionary at 63.79%, and Industrials at 45.35%. The three sectors with the lowest contribution to performance were Real Estate at 1.38%, Energy at 16.81%, and Health Care at -2.15%. Sector performance numbers reflect their total return during the period.

Pacer Cash Cows Fund of Funds ETF

The Pacer Cash Cows Fund of Funds ETF is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer Cash Cows Fund of Funds Index (the “Index” or the “Fund of Funds Index”).

The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed and maintained by Index Design Group, an affiliate of Pacer Advisors, Inc., the Fund’s investment adviser (the “Adviser”). The Fund of Funds Index uses an objective, rules-based approach to construct a portfolio that, as of each quarterly rebalance, is composed of the ETFs listed in the following table, each advised by the Adviser (collectively, the “Cash Cows ETFs”). Each of the Cash Cows ETFs is an index-based ETF that seeks to track the total return performance, before fees and expenses, of the applicable underlying index listed in the following table (collectively, the “Cash Cows Indexes”). Each Cash Cows Index uses an objective, rules-based methodology to provide exposure to companies with high free cash flow yields (commonly referred to as “cash cows”) selected from the applicable “Equity Universe” as indicated in the following table.

Weight	Cash Cows ETF	Cash Cows Index	Equity Universe
20%	Pacer US Cash Cows 100 ETF	Pacer US Cash Cows 100 Index	Russell 1000 Index
20%	Pacer Global Cash Cows Dividend ETF	Pacer Global Cash Cows Dividend Index	FTSE Developed Large Cap Index
20%	Pacer US Small Cap Cash Cows 100 ETF	Pacer US Small Cap Cash Cows Index	S&P Small Cap 600® Index
20%	Pacer US Cash Cows Growth ETF	Pacer US Cash Cows Growth Index	S&P 900® Pure Growth Index
20%	Pacer Developed Markets International Cash Cows 100 ETF	Pacer Developed Markets International Cash Cows 100 Index	FTSE Developed ex US Index

The Fund

The Fund had a NAV total return of 63.73%. The Index had a total return of 64.03%. The FTSE All-World Developed Index had a total return of 45.70%.

The Fund’s top contributor to its return was Pacer US Small Cap Cash Cows 100 ETF at 102.21%. The Fund’s bottom contributor to its return was Pacer Global Cash Cows Dividend ETF at 32.67%.

The Pacer Custom ETF Series

The Pacer Custom ETFs are strategy-driven, rules-based and are each designed to offer a specific investment focus. The period referenced in this section for all custom funds is for the fiscal year end of April 30, 2021.

Pacer WealthShield ETF

The Pacer WealthShield ETF (the “Fund”) seeks to track the total performance, before fees and expenses, of the Pacer WealthShield Index (the “Index”).

Pacer Funds

The Index uses an objective, rules-based methodology to implement a trend-following strategy that directs some or all of the Index’s exposure to (i) U.S. equity securities or (ii) U.S. Treasury securities depending on the strength of the high yield corporate (“junk”) bond market relative to U.S. Treasury bonds and the momentum of certain U.S. equity sectors or industries and of long-term U.S. Treasury bonds.

The Fund

The Fund had a NAV total return of 35.00%. The Index had a total return of 35.38%. The S&P 500 Index had a total return of 45.98%. Throughout the fiscal year, the Fund went “risk off” in May and June 2020.

Pacer Military Times Best Employers ETF

The Pacer Military Times Best Employers ETF (the “Fund”) seeks to track the total performance, before fees and expenses, of the Military Times Best for VetsSM Index (the “Index”).

The Index is owned and developed by VETS Indexes, LLC (the “Index Provider”) and based on The Military Times Best for VetsSM: Employers list (the “Best for Vets List”) published annually by Sightline Media Group. The Best for Vets List is published each year based on detailed surveys (the “Best for Vets Survey”) completed by companies doing business in the United States that address the recruiting of U.S. armed forces veterans and service members, company culture, policies and reservist accommodations. Responses to each such category of questions are weighted to create a composite score and companies with composite scores in the top 60% of all participating companies are included on The Best for Vets List. Companies on the Best for Vets List are expected to come from a variety of sectors and industries, such as banking, information technology, energy and telecommunications, among others. Although all the companies in the Index have their stock listed on a U.S. exchange, such companies may have significant (or a majority of their) business operations outside of the United States.

The Index is composed of the U.S.-listed stocks of companies that have been included in the Best for Vets List for the last three consecutive years, have a minimum market capitalization of $200 million and meet the Index’s liquidity threshold. Index components are equally weighted at the time of each annual reconstitution of the Index, which is effective at the close of business on the third Friday of each September. As of April 30, 2020, the Index was made up of 48 companies and included significant allocations to companies in the financial, industrial and information technology sectors. Companies previously included in the Index for two consecutive years that are no longer on the Best for Vets List may continue to be included in the Index if the reason that they are no longer on the Best for Vets List is because they did not complete the most recent Best for Vets Survey.

The Fund

The Fund had a NAV total return of 42.60%. The Index had a total return of 43.93%. The S&P 500 Index had a total return of 45.98%.

During the fiscal year, the top three sectors for contribution to performance were Industrials at 43.27%, Financials at 67.39%, and Consumer Discretionary at 78.67%. The three sectors with the lowest contribution to performance were Materials at 38.44%, Consumer Staples at 10.15%, and Communication Services at 21.88%. Sector performance numbers reflect their total return during the period.

Pacer CSOP FTSE China A50 ETF

The Pacer CSOP FTSE China A50 ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to provide investment results that, before fees and expenses, track the performance for the FTSE China A50 Net Total Return Index (the “Index.”)

The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is comprised of A-Shares issued by the 50 largest companies in the China A-Shares market. The Index is a net total return index, which means that the performance of the Index assumes that dividends paid by the Index constituents, net of any withholding taxes, are reinvested in additional shares of such Index constituents. The Index is a free float-adjusted market capitalization-weighted index compiled and published by FTSE International Limited (“FTSE” or the “Index Provider”), which is not affiliated with the Fund, Pacer Advisors, Inc. (the “Adviser”), CSOP Asset Management Limited (the “Sub-Adviser”), or the Fund’s distributor. The Index is a real-time, tradable index comprising the largest 50 China A-Share companies by full market capitalization of the FTSE China AAll Cap Free Index. The Index is a subset of the FTSE China AAll Cap Free Index, FTSE’s most comprehensive benchmark for the Chinese A-Share market. It is denominated and quoted in Chinese Yuan (“CNY”) and comprised of stocks listed on the Shanghai Stock and Shenzhen Stock Exchange main markets, the Shenzhen SME Board and/or the Shenzhen ChiNext Board. The Index Provider determines the composition of the Index and relative weightings of the Index constituents based on the Index’s methodology, and publishes information regarding the market value of the Index.

Pacer Funds

The Fund

The Fund had a NAV total return of 42.73%. The FTSE China A50 Index had a total return of 44.10%.

During the fiscal year, the top three sectors for contribution to performance were Consumer Staples at 96.99%, Financials at 25.21%, and Consumer Discretionary at 66.80%. The three sectors with the lowest contribution to performance were Energy at 20.00%, Utilities at 29.27%, and Telecommunication Services at 60.62%. Sector performance numbers reflect their total return during the period.

Pacer Benchmark Data & Infrastructure Real Estate SCTR ETF

The Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF (the “Fund”) is an exchange traded fund that seeks to track the total return performance, before fees and expenses, of the Benchmark Data & Infrastructure Real Estate SCTRSM Index (the “Index”).

The Index is generally composed of the U.S.-listed equity securities of companies that derive at least 85% of their earnings or revenues from real estate operations in the data and infrastructure real estate sectors (“Eligible Companies”). At the time of each reconstitution of the Index, Eligible Companies with a market capitalization of more than $200 million and average daily traded volume of at least 10,000 shares are included in the Index (the “Index Constituents”). A significant portion of the Index is expected to be composed of real estate investment trusts (“REITs”). The real estate companies included in the Index may utilize leverage, and some may be highly leveraged. Additionally, such companies may include significant business operations outside of the United States.

The Index is reconstituted and rebalanced quarterly as of the close of business on the third Friday of each March, June, September, and December based on data as of the end of the previous month (each, a “Reference Date”). Index Constituents 39 are weighted based on their free-float market capitalization (i.e., market capitalization based on the number of shares available to the public), subject to the following constraints as of the time of each reconstitution of the Index. Each Index Constituent’s weight is capped at 15% and the sum of Index Constituents with weights greater than 4.5% cannot exceed 45% of the total Index weight. If the foregoing limits would be exceeded at the time of a reconstitution of the Index, the excess weight is proportionally redistributed to all Index Constituents with weights below such limits.

The Fund

The Fund had a NAV total return of 17.46%. The Index had a total return of 17.96%. The FTSE NAREIT All Equity REITS Index had a total return of 33.36%.

The Fund’s top three contributors to its return were Crown Castle International Corp at 22.41%, Iron Mountain, Inc. at 79.86%, and Lamar Advertising Company Class A at 76.67%. The Fund’s bottom three contributors to its return were Chindata Group Holdings Limited Sponsored ADR Class A at -44.95%, Cogent Communications Holdings Inc at -5.87%, and Keppel DC REIT at -3.62%. Performance numbers reflect their total return during the period.

Pacer Benchmark Industrial Real Estate SCTR ETF

The Pacer Benchmark Industrial Real Estate SCTRSM ETF (the “Fund”) is an exchange traded fund that seeks to track the total return performance, before fees and expenses, of the Benchmark Industrial Real Estate SCTRSM Index (the “Index”).

The Index is generally composed of the U.S.-listed equity securities of companies that derive at least 85% of their earnings or revenues from real estate operations in the industrial real estate sector (“Industrial Companies”), including companies that derivate at least 85% of their earnings or revenues from self-storage real estate operations (“Self-Storage Companies”). At the time of each reconstitution of the Index, Industrial Companies with a market capitalization of more than $200 million and average daily traded volume of at least 10,000 shares are included in the Index (the “Index Constituents”). A significant portion of the Index is expected to be composed of real estate investment trusts (“REITs”). The real estate companies included in the Index may utilize leverage, and some may be highly leveraged. Additionally, such companies may include significant business operations outside of the United States.

The Index is reconstituted and rebalanced quarterly as of the close of business on the third Friday of each March, June, September, and December based on data as of the end of the previous month (each, a “Reference Date”). Index Constituents are weighted based on their free-float market capitalization (i.e., market capitalization based on the number of shares available to the public), subject to the following constraints as of the time of each reconstitution of the Index. The sum of all Industrial Companies that are not Self-Storage Companies cannot exceed 80% of the total Index weight, and the remaining weight will be composed of Self-Storage Companies. Additionally, each Index Constituent’s weight is capped at 15% and the sum of Index Constituents with weights greater than 4.5% cannot exceed 45% of the total Index weight. If the foregoing limits would be exceeded at the time of a reconstitution of the Index, the excess weight is proportionally redistributed to all Index Constituents with weights below such limits.

Pacer Funds

The Fund

The Fund had a NAV total return of 42.70%. The Index had a total return of 43.92%. The FTSE NAREIT All Equity REITS Index had a total return of 33.36%.

The Fund’s top three contributors to its return were Duke Realty Corporation at 37.62%, Innovative Industrial Properties Inc at 141.76%, and Prologis, Inc. at 33.73%. The Fund’s bottom three contributors to its return were INDUS Realty Trust, Inc. at 19.87%, Terreno Realty Corporation at 20.13%, and Lexington Realty Trust at 21.86%. Performance numbers reflect their total return during the period

Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF

The Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer CFRA-Stovall Equal Weight Seasonal Rotation Index (the “Index”).

The Index uses an objective, rules-based methodology to track the performance of a semi-annual rotation of certain sectors within the S&P 500 Equal Weight Index (“EWI”). The S&P 500 EWI is an equal-weighted version of the S&P 500®, which measures the performance of the large-cap segment of the U.S. equity market. The S&P 500 EWI includes stocks covering all 11 Global Industry Classification Standard (“GICS®”) sectors, six of which are eligible for inclusion in the Index.

On the last business day of each April, the Index is equally weighted in the S&P 500 EWI Consumer Staples and Healthcare sectors. The Index holdings then float until the last business day of the following October, when the Index is reconstituted and rebalanced to an equal weighting in the S&P 500 EWI Consumer Discretionary, Industrials, Information Technology, and Materials sectors. The Index holdings then float until the last business day of the following April (the next calendar year), when the Index is reconstituted and rebalanced back to an equal weighting in the S&P 500 EWI Consumer Staples and Healthcare sectors.

The Fund

The Fund had a NAV total return of 48.66%. The Index had a total return of 49.49%. The S&P 500 Index had a total return of 45.98%.

During the fiscal year, the top three sectors for contribution to performance were Consumer Discretionary at 38.09%, Materials at 31.41%, and Industrials at 28.86%. The three sectors with the lowest contribution to performance were Consumer Staples at 10.24%, Information Technology at 24.72%, and Health Care at 11.52%. Sector performance numbers reflect their total return during the period.

The Pacer Leaders ETF Series

The Pacer Leaders ETFs are strategy-driven, rules-based and are each designed to offer exposure to leaders in specific themes. The period referenced in this section for all custom funds is for the fiscal year end of April 30, 2021.

Pacer US Export Leaders ETF

The Pacer US Export Leaders ETF (the “Fund”) is an exchange traded fund that seeks to track the total return performance, before fees and expenses, of the Pacer US Export Leaders Index (the “Index”).

The Index uses an objective, rules-based methodology to measure the performance of an equal weight portfolio of approximately 100 large- and mid-capitalization U.S. companies with a high percentage of foreign sales and high free cash flow growth. Free cash flow is a company’s cash flow from operations minus its capital expenditures. Construction of the Index begins with an initial universe of the 200 companies across the S&P 900® Index (which is comprised of the S&P 500® Index (“S&P 500”) and S&P MidCap 400® Index (“S&P MidCap 400”)) that have the highest annual foreign sales as a percentage of total sales. The 200 companies are then narrowed to the 100 companies with the highest change in free cash flow growth over the past five years, and those 100 companies are equally weighted to create the Index. The Index is reconstituted and rebalanced to equal-weight quarterly. From time to time, the Index may include more or less than 100 companies as a result of events such as acquisitions, spin-offs and other corporate actions. The S&P 500 consists of approximately 500 leading U.S.-listed companies representing approximately 80% of the U.S. equity market capitalization. The S&P MidCap 400 measures the performance of mid-capitalization stocks in the United States.

The Fund

The Fund had a NAV total return of 61.47%. The Index had a total return of 62.72%. The S&P 900 Index had a total return of 47.23%.

Pacer Funds

During the fiscal year, the top three sectors for contribution to performance were Information Technology at 66.78%, Industrials at 72.67%, and Health Care at 57.52%. The three sectors with the lowest contribution to performance were Real Estate at 47.83%, Utilities at 71.18%, and Energy at 32.07%. Sector performance numbers reflect their total return during the period.

Pacer BioThreat Strategy ETF

The Pacer BioThreat Strategy ETF employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index.

The Index is based on a proprietary methodology developed by LifeSci Index Partners, LLC, the Fund’s Index Provider (the “Index Provider”), which is not affiliated with the Fund, its distributor, or Pacer Advisors, Inc., the Fund’s investment adviser (the “Adviser”). The Index is generally composed of U.S.-listed stocks of companies whose products or services help protect against, endure, or recover from biological threats to human health. Companies helping to protect against such threats include those that conduct research to identify or anticipate such threats and those developing or producing the tools necessary to detect them. Companies helping to endure biological threats include those offering goods or services to help individuals, organizations, businesses, and governments adapt to requirements for social distancing or remote connectivity. Such companies may reflect a variety of industries, ranging from the provision of consumer staples that may be stockpiled in an emergency to critical healthcare supplies to basic energy resources. Companies helping to recover from a biological threat include those that support the treatment of diseases or responses to chemical or biological attacks. The Index selects companies based on a proprietary, multi-step research process. First, the Index Provider conducts fundamental research to identify the most important current and emerging biological threats to human health. Such threats may include pandemic diseases, biological warfare, food and water safety, environmental safety, and natural disasters. Next, the Index Provider utilizes publicly available information such as financial reports and screens, corporate websites, news reports, and interviews with key opinion leaders to identify publicly traded companies which protect against and prepare for recovering from these threats. These companies have products, technologies, and services that seek to: ● research or combat pandemic diseases such as the novel coronavirus (COVID-19), Zika, H1N1, Ebola, avian flu, and MERS; ● combat agents of biological or chemical warfare such as anthrax, sarin gas, variola virus, and brucellosis; ● detect the presence of biological or chemical threats; ● enable social distancing and increased productivity for working and shopping at home; ● secure national borders and ports and strengthen homeland security; ● aid in stockpiling of products in times of natural disasters and disease outbreaks, such as canned foods, power sources, consumer first aid kits, anti-microbial agents, gas masks, and sterilization supplies and services; and ● test and improve food and water safety and purity. Finally, the Index Provider only includes those companies with a minimum market capitalization of $1 billion and a minimum average daily value traded for the last six moths of at least $2 million. Index components are weighted based on their market capitalization, subject to a maximum weight of 4.9% at the time of rebalance. The Index is reconstituted (i.e., components are added or removed and weights are reset based on the Index methodology) on the third Friday of each January and rebalanced (i.e., weights are reset based on the Index methodology, but no components are added or removed) semi-annually as of the close of business on the third Friday of each January and July. The weights are fixed as of closing prices on the second Friday in each January and July. As of May 31, 2020, the Index was made up of 45 companies and included significant allocations to companies in the health care and industrial sectors.

The Fund

The Fund’s inception date was June 24, 2020. The Fund had a since inception NAV total return of 23.23%. The Index had a total return of 23.97%. The S&P 500 Index had a total return of 38.90%.

During the fiscal year, the top three sectors for contribution to performance were Health Care at 20.31%, Consumer Discretionary at 36.88%, and Information Technology at 40.76%. The three sectors with the lowest contribution to performance were Materials at 15.79%, Communication Services at 12.15%, and Consumer Staples at 11.09%. Sector performance numbers reflect their total return during the period.

The Pacer Factor ETF Series

The Pacer Factor ETFs invest in equities based on certain shared characteristics (factors) and seeks to outperform the market over time. Three of these funds, the Pacer Lunt funds, have the ability to rotate their factor exposures on a monthly basis based on certain signals in an effort to realize greater returns than the overall market. The period referenced in this section for all factor funds is for the fiscal year end of April 30, 2021.

Pacer Lunt Large Cap Alternator ETF

The Pacer Lunt Large Cap Alternator ETF employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index.

Pacer Funds

The Index is based on a proprietary methodology developed by Lunt Capital Management, Inc. (“Lunt Capital” or the “Index Provider”). The Index uses an objective, rules-based methodology to provide exposure to large-capitalization U.S. companies. The Index uses Lunt Capital’s proprietary relative strength methodology to rotate between the holdings of one of two sub-indices, the S&P 500 Low Volatility Index and the S&P 500 High Beta Index (each, a “Sub-Index,” and together, the “Sub-Indices”), that seek to identify the 100 components of the S&P 500 Index that most strongly exhibit a particular trait (e.g., low volatility or high beta). Each Sub-Index is composed of the 100 securities comprising the S&P 500 Index that most strongly exhibit the characteristic screened for by the Sub-Index. The S&P 500 is a free-float weighted index that measures the performance of the large-cap segment of the U.S. equity market. The S&P500 includes approximately 500 leading companies and captures approximately 80% of the U.S. market capitalization. Accordingly, each Sub-Index is composed of large-capitalization equity 4 securities. S&P Opco LLC (a subsidiary of S&P Dow Jones Indices, LLC) compiles, maintains, and calculates the S&P 500 Index and the Sub-Indices. The S&P 500 Low Volatility Index is composed of the 100 securities comprising the S&P 500 Index that have exhibited the lowest realized volatility over the prior 12 months. Each stock comprising the S&P 500 Low Volatility Index is weighted by the inverse of its volatility with the least volatile stocks receiving the highest weights. Volatility is a statistical measurement of the magnitude of price fluctuations in a stock’s price over time. The S&P 500 High Beta Index is composed of the 100 securities comprising the S&P 500 Index that have exhibited the highest sensitivity to market movements, or “beta,” over the prior 12 months. The weight of each stock in the S&P 500 High Beta Index is proportionate to its beta, rather than to its market capitalization. Beta is a measure of relative risk and is the rate of change of a security’s price. The Index utilizes Lunt Capital’s proprietary relative strength analysis in its attempt to determine which Sub-Index is likely to exhibit better price performance than the other Sub-Index. Pursuant to this methodology, the Index Provider calculates the “Risk Adjusted Score” for each Sub-Index. Each Sub-Index’s “Risk-Adjusted Score” is calculated using the Sub-Index’s standard deviation of returns over the prior 12 months. On the final trading day of each month, the Index Provider computes the relative strength of each Sub-Index by comparing each Sub-Index’s Risk-Adjusted Score. The Index Provider considers the Sub-Index with the higher Risk-Adjusted Score to have the higher relative strength. The Index is composed of the securities comprising the Sub-Index demonstrating the greater relative strength. The Index is reconstituted and rebalanced monthly, except when the Index methodology would not result in a change in the Sub-Index comprising the Index at such time.

The Fund

The Fund’s inception date was June 24, 2020. The Fund had a since inception NAV total return of 74.99%. The Index had a total return of 76.74%. The S&P 500 Index had a total return of38.90%.

During the fiscal year, the top three sectors for contribution to performance were Financials at 53.84%, Consumer Discretionary at 79.45%, and Energy at 49.08%. The three sectors with the lowest contribution to performance were Consumer Staples at 19.61%, Utilities at 4.27%, and Communication Services at 43.22%. Sector performance numbers reflect their total return during the period.

Pacer Lunt Midcap Multi-Factor Alternator ETF

The Pacer Lunt Midcap Multi-Factor Alternator ETF employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index.

The Index is based on a proprietary methodology developed by Lunt Capital Management, Inc. (“Lunt Capital” or the “Index Provider”). The Index uses an objective, rules-based methodology to provide exposure to mid-capitalization U.S. companies. The Index uses Lunt Capital’s proprietary relative strength methodology to rotate between the holdings of the highest and lowest quintile components of four factor-based indices of the S&P MidCap 400 Index (each, a “Sub-Index,” and together, the “Sub-Indices”), that seek to identify the components of the S&P MidCap 400 Index that most strongly exhibit a particular factor. The four factor groups are Momentum, Quality, Value, and Volatility. The Index will include holdings for two of the following eight Sub-Indices: Momentum Quality Value Volatility Highest Quintile S&P MidCap 400 Momentum Index S&P MidCap 400 Quality Index S&P MidCap 400 Enhanced Value Index S&P MidCap 400 Volatility - Highest Quintile Index Lowest Quintile S&P MidCap 400 Momentum - Lowest Quintile Index S&P MidCap 400 Quality - Lowest Quintile Index S&P MidCap 400 Enhanced Value - Lowest Quintile Index S&P MidCap 400 Low Volatility Index Each Sub-Index is composed of the 80 securities (a quintile) comprising the S&P MidCap 400 Index that most strongly exhibit the characteristic screened for by the Sub-Index. The S&P MidCap 400 Index is a market-weighted index and measures the performance of mid-capitalization stocks in the United States. S&P Opco LLC (a subsidiary of S&P Dow Jones Indices, LLC) compiles, maintains, and calculates the S&P MidCap 400 Index and the Sub-Indices. The Index utilizes Lunt Capital’s proprietary relative strength analysis in its attempt to determine which two Sub-Indices are likely to exhibit better price performance than the other Sub-Indices. Pursuant to this methodology, the Index Provider calculates the “Risk Adjusted Score” for each Sub-Index. On the final trading day of each month, the Index Provider computes the relative strength of each Sub-Index by comparing each Sub-Index’s Risk-Adjusted Score. The Index Provider considers a higher Risk-Adjusted Score to indicate greater relative strength. The Index is composed of the securities comprising the two Sub-Indices demonstrating the greatest relative strength

Pacer Funds

unless such Sub-Indices include both the highest and lowest quintile from the same factor group, in which case only the Sub-Indices with the highest and third-highest Risk-Adjusted Score would be selected. The Index is reconstituted and rebalanced monthly, except when the Index methodology would not result in a change in the Sub-Indices comprising the Index at such time.

The Fund

The Fund’s inception date was June 24, 2020. The Fund had a since inception NAV total return of 56.04%. The Index had a total return of 58.53%. The S&P MidCap 400 Index had a total return of 59.22%.

During the fiscal year, the top three sectors for contribution to performance were Consumer Discretionary at 88.43%, Information Technology at 64.37%, and Industrials at 57.43%. The three sectors with the lowest contribution to performance were Utilities at -2.45%, Real Estate at 14.49%, and Communication Services at 24.18%. Sector performance numbers reflect their total return during the period.

Pacer Lunt Large Cap Multi-Factor Alternator ETF

The Pacer Lunt Large Cap Multi-Factor Alternator ETF employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed by Lunt Capital Management, Inc. (“Lunt Capital” or the “Index Provider”). The Index uses an objective, rules-based methodology to provide exposure to large-capitalization U.S. companies. The Index uses Lunt Capital’s proprietary relative strength methodology to rotate between the holdings of the highest and lowest quintile components of four factor-based indices of the S&P 500 Index (each, a “Sub-Index,” and together, the “Sub-Indices”), that seek to identify the components of the S&P 500 Index that most strongly exhibit a particular factor. The four factor groups are Momentum, Quality, Value, and Volatility. The Index will include holdings for two of the following eight Sub-Indices: Momentum Quality Value Volatility Highest Quintile S&P 500 Momentum Index S&P 500 Quality Index S&P 500 Enhanced Value Index S&P 500 Volatility - Highest Quintile Index Lowest Quintile S&P 500 Momentum - Lowest Quintile Index S&P 500 Quality - Lowest Quintile Index S&P 500 Enhanced Value - Lowest Quintile Index S&P 500 Low Volatility Index Each Sub-Index is composed of the 100 securities (a quintile) comprising the S&P 500 Index that most strongly exhibit the characteristic screened for by the Sub-Index. The S&P 500 is a free-float weighted index that measures the performance of the large-cap segment of the U.S. equity market. The S&P 500 includes approximately 500 leading companies and captures approximately 80% of the U.S. market capitalization. S&P Opco LLC (a subsidiary of S&P Dow Jones Indices, LLC) compiles, maintains, and calculates the S&P 500 Index and the Sub-Indices. The Index utilizes Lunt Capital’s proprietary relative strength analysis in its attempt to determine which two Sub-Indices are likely to exhibit better price performance than the other Sub-Indices. Pursuant to this methodology, the Index Provider calculates the “Risk Adjusted Score” for each Sub-Index. On the final trading day of each month, the Index Provider computes the relative strength of each Sub-Index by comparing each Sub-Index’s Risk-Adjusted Score. The Index Provider considers a higher Risk-Adjusted Score to indicate greater relative strength. The Index is composed of the securities comprising the two Sub-Indices demonstrating the greatest relative strength unless such Sub-Indices include both the highest and lowest quintile from the same factor group, in which case only the Sub-Indices with the highest and third-highest Risk-Adjusted Score would be selected. The Index is reconstituted and rebalanced monthly, except when the Index methodology would not result in a change in the Sub-Indices comprising the Index at such time. The Fund’s Investment Strategy Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Fund’s underlying Index or in one or more ETFs that track the performance of all or a portion of such component securities in the same approximate proportion as in the Fund’s underlying Index. The Fund’s investment adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better. The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.

The Fund

The Fund’s inception date was June 24, 2020. The Fund had a since inception NAV total return of 55.41%. The Index had a total return of 56.58%. The S&P 500 Index had a total return of 38.90%

During the fiscal year, the top three sectors for contribution to performance were Information Technology at 56.24%, Consumer Discretionary at 65.36%, and Financials at 44.89%. The three sectors with the lowest contribution to performance were Utilities at 19.83%, Real Estate at 29.45%, and Materials at 62.69%. Sector performance numbers reflect their total return during the period.

The performance data quoted is historical. Past performance is no guarantee of future results. You cannot invest directly in an index.

Pacer Funds

Before investing you should carefully consider the Fund’s investment objectives, risks, charges and expenses. This and other information is in the prospectus. A copy may be obtained by visiting www.paceretfs.com or calling 1-877-337-0500. Please read the prospectus carefully before investing.

An investment in the Funds is subject to investment risk, including the possible loss of principal. Pacer ETF shares may be bought and sold on an exchange through a brokerage account. Brokerage commissions and ETF expenses will reduce investment returns. There can be no assurance that an active trading market for ETF shares will be developed or maintained. The risks associated with these funds are detailed in the prospectus and could include factors such as alternator strategy risk, cash redemption risk, high yield risk, management risk, calculation methodology risk, concentration risk, currency exchange rate risk, emerging markets risk, equity market risk, ETF risks, European investments risk, fixed income risk, foreign sales risk, foreign securities risk, geographic concentration risk, government obligations risk, high portfolio turnover risk, index criteria risk, international operations risk, large and mid-capitalization investing risk, monthly exposure risk, new fund risk, non-diversification risk, other investment companies risk, passive investment risk, real estate companies risk, REIT investment risk, models and data risk, sector risk, sector rotation risk, smaller-capitalization companies risk, style risk, tax risk, tracking risk, trend lag risk, energy infrastructure industry risk, MLP risk, risk of investing in China, risk of investments in A-Shares, A-Shares tax risk, risk of investing through Shanghai-Hong Kong Stock Connect, risk of investing in Issuers listed on the ChiNext Board, authorized participant concentration risk, concentration risk, costs of buying or selling fund shares, emerging markets risk, equity securities risk, financial sector risk, index tracking error risk, international closed market trading risk, large-capitalization securities risk, market risk, non-U.S. currency risk, non-U.S. securities risk, passive investment risk, risk of cash transactions, secondary market trading risk, shares of the fund may trade at prices other than NAV, cybersecurity risk and/or special risks of exchange traded funds.

The Pacer Trendpilot® US Large Cap Index, Pacer Trendpilot® US Mid Cap Index, Pacer US Small Cap Cash Cows Index, Pacer US Export Leaders Index, Pacer WealthShield Index, Pacer Trendpilot® International Index, Pacer US Cash Cows Growth Index, Pacer Trendpilot® US Bond Index, and Pacer Trendpilot® Fund of Funds Index (the “Indices”) are the property of Index Design Group, LLC which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Indices. The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the Indices. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Index Design Group, LLC. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

The Pacer NASDAQ-100 Trendpilot® Index is co-owned by Index Design Group, LLC. and Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”). The NASDAQ-100 is a registered trademark of the Corporations and is licensed for use by Index Design Group, LLC. The Product(s) are not issued, endorsed, sold, or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the product(s).

“FTSE®” is a trade mark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and / or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and / or FTSE ratings or underlying data and no party may rely on any FTSE indices, ratings and / or data underlying data contained in this communication. No further distribution of FTSE Data is permitted without FTSE’s express written consent. FTSE does not promote, sponsor or endorse the content of this communication.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and / or Russell ratings or underlying data and no party may rely on any Russell Indexes and / or Russell ratings and / or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

The Russell 1000 Index (the “Index”) is a trademark of Frank Russell Company (“Russell”) and has been licensed for use by Index Design Group, LLC (“IDG”). The Pacer US Cash Cows 100 Index is not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which the Pacer US Cash Cows 100 Index is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the Pacer US Cash Cows 100 Index. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to IDG or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.

Pacer Funds

Benchmark Data & Infrastructure Real Estate SCTR Index and Benchmark Industrial Real Estate SCTR Index are trademarks of Benchmark Investments, LLC and have been licensed for use by Pacer Advisors, Inc. The Pacer Benchmark Data & Infrastructure Real Estate SCTR ETF, Pacer Benchmark Industrial Real Estate SCTR ETF and Pacer Benchmark Retail Real Estate SCTR ETF are not sponsored, endorsed, sold or promoted by Benchmarks Investments, LLC and Benchmark Investments, LLC makes no representation or warranty regarding the advisability of investing in this Pacer Benchmark Data & Infrastructure Real Estate SCTR ETF and Pacer Benchmark Industrial Real Estate SCTR ETF.

Pacer Cash Cows Fund of Funds ETF is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Index and/or Index trade mark or the Index Price at any time or in any other respect. The Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Indexes are calculated correctly. Irrespective of its obligations towards the Issuer, Solactive AG has no obligation to point out errors in the Indexes to third parties including but not limited to investors and/or financial intermediaries of the financial instrument. Neither publication of the Index by Solactive AG nor the licensing of the Indexes or Indexes trade mark for the purpose of use in connection with the financial instrument constitutes a recommendation by Solactive AG to invest capital in said financial instrument nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this financial instrument.

The Lunt Capital U.S. Large Cap Equity Rotation Index, Lunt Capital U.S. MidCap Multi-Factor Rotation Index, and Lunt Capital U.S. Large Cap Multi-Factor Rotation Index (the “Indices”) are a service mark of Lunt Capital Management, Inc. and have been licensed for use by Pacer Advisors, Inc. The Products are not sponsored, endorsed, sold, or promoted by Lunt Capital Management, Inc. and Lunt Capital Management, Inc. makes no representation regarding the advisability of investing in the Products. The Index is the property of Lunt Capital Management, Inc., which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Indices. The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the Indices. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Lunt Capital Management, Inc. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

CFRA makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally, or in the Product particularly, or the ability of CFRA’s Index to track general market performance. CFRA is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the product may be converted into cash or other redemption mechanics. CFRA has no obligation or liability in connection with the administration, marketing or trading of the Product. CFRA is not an investment advisor. Inclusion of a security within a CFRA Index is not a recommendation by CFRA to buy, sell, or hold any security, nor is it investment advice. CFRA does not guarantee the adequacy, accuracy, timeliness and/or the completeness of the CFRA Index or any data related thereto or any communication with respect thereto, including oral, written, or electronic communications. CFRA shall not be subject to any damages or liability for any errors, omissions, or delays therein. CFRA makes no express or implied warranties, and expressly disclaims all warranties, of merchantability or fitness for a particular purpose or use or as to results to be obtained by users, owners of the product, or any other person or entity from the use of the CFRA Index or with respect to any data related thereto.

The LifeSci BioThreat Strategy Index is a trademark of LifeSci Index Partners, LLC (“LSIP”) and has been licensed for use by Pacer Advisors, Inc. The Pacer BioThreat Strategy ETF (CBOE: VIRS) is not sponsored, endorsed, sold or promoted by LifeSci Index Partners, LLC and LSIP makes no representation or warranty regarding the advisability of investing in the Pacer BioThreat ETF.

Investment products offered are: Not FDIC Insured ● No Bank Guarantee ● May Lose Value

Trendpilot®, Cash Cows Index® and Strategy Driven ETFs™ are trademarks of Index Design Group, LLC.

Distributor: Pacer Financial, Inc, member FINRA, SIPC, an affiliate of Pacer Advisors, Inc.

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited)
As of April 30, 2021

Pacer Trendpilot® US Large Cap ETF

Sector(a)	Percentage of Net Assets
Technology	22.3%
Consumer, Non-Cyclical	19.9%
Communications	16.5%
Financial	15.5%
Consumer, Cyclical	9.7%
Industrial	8.4%
Energy	2.7%
Utilities	2.6%
Basic Materials	2.2%
Short-Term Investments	0.2%
Investments Purchased with Proceeds from Securities Lending	5.2%
Liabilities in excess of other assets	-5.2%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer Trendpilot® US Large Cap Index.

Pacer Trendpilot® US Mid Cap ETF

Sector(a)	Percentage of Net Assets
Financial	14.0%
Industrial	11.5%
Consumer, Non-Cyclical	9.9%
Consumer, Cyclical	9.0%
Technology	4.5%
Basic Materials	2.4%
Utilities	1.7%
Communications	1.7%
Energy	1.4%
Short-Term Investments	43.9%
Investments Purchased with Proceeds from Securities Lending	30.3%
Liabilities in excess of other assets	-30.3%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer Trendpilot® US Mid Cap Index.

Pacer Trendpilot® 100 ETF

Sector(a)	Percentage of Net Assets
Technology	23.4%
Communications	17.4%
Consumer, Non-Cyclical	7.1%
Consumer, Cyclical	5.0%
Utilities	0.5%
Industrial	0.3%
Short-Term Investments	46.3%
Investments Purchased with Proceeds from Securities Lending	30.3%
Liabilities in excess of other assets	-30.3%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer Nasdaq-100 Trendpilot® Index.

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited) (Continued)
As of April 30, 2021

Pacer Trendpilot® European Index ETF

Country(a)	Percentage of Net Assets
Consumer, Non-cyclical	18.8%
Financial	17.7%
Industrial	14.6%
Consumer, Cyclical	13.9%
Technology	11.0%
Utilities	6.5%
Basic Materials	6.5%
Communications	6.0%
Energy	3.8%
Short-Term Investments	0.4%
Investments Purchased with Proceeds from Securities Lending	8.2%
Liabilities in excess of other assets	-7.4%
Total	100.0%

(a)	The Fund generally classifies a company based on its country of incorporation, but may designate a different country in certain circumstances.

Pacer Trendpilot® International ETF

Sector(a)	Percentage of Net Assets
Consumer, Non-Cyclical	22.4%
Financial	20.3%
Industrial	12.3%
Consumer, Cyclical	12.2%
Communications	6.4%
Basic Materials	6.5%
Investment Companies	6.0%
Technology	5.5%
Energy	4.5%
Utilities	2.9%
Diversified	0.2%
Short-Term Investments	0.4%
Investments Purchased with Proceeds from Securities Lending	14.9%
Liabilities in excess of other assets	-14.5%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer Trendpilot® International Index.

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited) (Continued)
As of April 30, 2021

Pacer Trendpilot® US Bond ETF

Sector(a)	Percentage of Net Assets
Consumer, Cyclical	23.6%
Communications	18.9%
Consumer, Non-Cyclical	15.9%
Energy	12.7%
Financial	10.3%
Industrial	7.1%
Basic Materials	5.9%
Utilities	2.6%
Technology	1.6%
Short-Term Investments	0.0%*
Investments Purchased with Proceeds from Securities Lending	6.9%
Other assets in excess of liabilities	-5.5%
Total	100.0%

*	Less than 0.05%.
(a)	The Fund may classify a company in a different category than the Pacer Trendpilot® US Bond Index.

Pacer Trendpilot® Fund of Funds ETF

Sector(a)	Percentage of Net Assets
Affiliated Exchange Traded Funds	99.9%
Short-Term Investments	0.1%
Liabilities in excess of other assets	0.0%*
Total	100.0%

*	Less than 0.05%.
(a)	The Fund may classify a company in a different category than the Pacer Trendpilot® Fund of Funds Index.

Pacer Global Cash Cows Dividend ETF

Sector(a)	Percentage of Net Assets
Consumer, Non-Cyclical	34.1%
Communications	21.7%
Basic Materials	10.5%
Energy	7.9%
Consumer, Cyclical	7.2%
Industrial	5.7%
Technology	5.5%
Utilities	2.9%
Financial	2.2%
Diversified	1.4%
Short-Term Investments	0.3%
Investments Purchased with Proceeds from Securities Lending	18.2%
Liabilities in excess of other assets	-17.6%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer Global Cash Cows Dividend 100 Index.

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited) (Continued)
As of April 30, 2021

Pacer US Cash Cows 100 ETF

Sector(a)	Percentage of Net Assets
Consumer, Non-Cyclical	33.6%
Consumer, Cyclical	31.2%
Technology	10.5%
Communications	7.9%
Industrial	7.4%
Basic Materials	6.1%
Utilities	1.6%
Financial	1.1%
Energy	0.3%
Short-Term Investments	0.2%
Investments Purchased with Proceeds from Securities Lending	12.2%
Liabilities in excess of other assets	-12.1%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer US Cash Cows 100 Index.

Pacer US Small Cap Cash Cows 100 ETF

Sector(a)	Percentage of Net Assets
Consumer, Cyclical	42.1%
Consumer, Non-Cyclical	23.4%
Industrial	20.9%
Technology	5.4%
Communications	5.1%
Basic Materials	1.1%
Financial	1.1%
Energy	0.7%
Short-Term Investments	0.2%
Investments Purchased with Proceeds from Securities Lending	26.1%
Liabilities in excess of other assets	-26.1%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer US Small Cap Cash Cows 100 Index.

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited) (Continued)
As of April 30, 2021

Pacer Developed Markets International Cash Cows 100 ETF

Sector(a)	Percentage of Net Assets
Consumer, Cyclical	21.2%
Communications	19.5%
Consumer, Non-Cyclical	17.7%
Industrial	17.5%
Basic Materials	9.3%
Energy	5.8%
Technology	5.6%
Diversified	1.9%
Utilities	0.3%
Financial	0.3%
Short-Term Investments	0.2%
Investments Purchased with Proceeds from Securities Lending	11.4%
Liabilities in excess of other assets	-10.7%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer Developed Markets International Cash Cows 100 Index.

Pacer US Cash Cows Growth ETF

Sector(a)	Percentage of Net Assets
Technology	37.6%
Consumer, Non-Cyclical	30.2%
Consumer, Cyclical	11.8%
Communications	10.2%
Industrial	8.9%
Energy	1.0%
Short-Term Investments	0.3%
Investments Purchased with Proceeds from Securities Lending	7.5%
Liabilities in excess of other assets	-7.5%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer US Cash Cows Growth Index.

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited) (Continued)
As of April 30, 2021

Pacer Emerging Markets Cash Cows 100 ETF

Sector(a)	Percentage of Net Assets
Basic Materials	18.0%
Consumer, Cyclical	13.1%
Communications	12.4%
Consumer, Non-Cyclical	11.4%
Energy	9.9%
Industrial	9.4%
Technology	7.5%
Investment Companies	6.9%
Utilities	6.8%
Financial	2.6%
Diversified	1.3%
Short-Term Investments	0.5%
Investments Purchased with Proceeds from Securities Lending	3.3%
Liabilities in excess of other assets	-3.1%
Total	100.0%

(a)	The Fund generally classifies a company based on its country of incorporation, but may designate a different country in certain circumstances.

Pacer Cash Cows Fund of Funds ETF

Sector(a)	Percentage of Net Assets
Affiliated Exchange Traded Funds	100.0%
Short-Term Investments	0.0%*
Liabilities in excess of other assets	0.0%*
Total	100.0%

*	Less than 0.05%.
(a)	The Fund may classify a company in a different category than the Pacer Cash Cows Fund of Funds Index.

Pacer WealthShield ETF

Sector(a)	Percentage of Net Assets
Consumer, Non-Cyclical	22.4%
Industrial	19.7%
Financial	19.7%
Energy	19.3%
Basic Materials	16.4%
Consumer, Cyclical	1.7%
Technology	0.6%
Short-Term Investments	2.8%
Investments Purchased with Proceeds from Securities Lending	6.6%
Liabilities in excess of other assets	-9.2%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer WealthShield Index.

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited) (Continued)
As of April 30, 2021

Pacer Military Times Best Employers ETF

Sector(a)	Percentage of Net Assets
Industrial	24.3%
Financial	22.6%
Consumer, Non-Cyclical	17.6%
Consumer, Cyclical	9.2%
Technology	9.2%
Communications	8.9%
Utilities	7.8%
Short-Term Investments	0.3%
Investments Purchased with Proceeds from Securities Lending	18.2%
Liabilities in excess of other assets	-18.1%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Military Times Best for VETS Total Return Index.

Pacer Benchmark Industrial Real Estate SCTRSM ETF

Sector(a)	Percentage of Net Assets
Financial	99.7%
Short-Term Investments	0.2%
Investments Purchased with Proceeds from Securities Lending	3.8%
Liabilities in excess of other assets	-3.7%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Benchmark Industrial Real Estate SCTRSM Index.

Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF

Sector(a)	Percentage of Net Assets
Financial	80.7%
Communications	11.8%
Industrial	7.3%
Short-Term Investments	0.3%
Investments Purchased with Proceeds from Securities Lending	10.1%
Liabilities in excess of other assets	-10.2%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Benchmark Data & Infrastructure Real Estate SCTRSM Index.

Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF

Sector(a)	Percentage of Net Assets
Consumer, Non-Cyclical	91.7%
Consumer, Cyclical	4.7%
Industrial	2.6%
Technology	0.8%
Short-Term Investments	0.1%
Investments Purchased with Proceeds from Securities Lending	10.2%
Liabilities in excess of other assets	-10.1%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer CFRA-Stovall Equal Weight Seasonal Rotation Index.

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited) (Continued)
As of April 30, 2021

Pacer CSOP FTSE China A50 ETF

Sector(a)	Percentage of Net Assets
Financial	40.7%
Consumer, Non-Cyclical	34.2%
Consumer, Cyclical	9.3%
Industrial	6.2%
Energy	3.9%
Basic Materials	3.9%
Utilities	1.1%
Short-Term Investments	0.7%
Other assets in excess of liabilities	0.0%*
Total	100.0%

*	Less than 0.05%.
(a)	The Fund may classify a company in a different category than the FTSE China A50 Net Total Return Index.

Pacer BioThreat Strategy ETF

Sector(a)	Percentage of Net Assets
Consumer, Non-Cyclical	54.0%
Consumer, Cyclical	16.4%
Technology	9.5%
Communications	9.4%
Industrial	8.3%
Basic Materials	2.3%
Short-Term Investments	0.1%
Investments Purchased with Proceeds from Securities Lending	20.6%
Liabilities in excess of other assets	-20.6%
Total	100.0%

(a)	The Fund may classify a company in a different category than the BioShares BioThreat Index.

Pacer Lunt Large Cap Alternator ETF

Sector(a)	Percentage of Net Assets
Financial	34.9%
Consumer, Cyclical	20.6%
Energy	19.1%
Technology	9.0%
Industrial	6.8%
Consumer, Non-Cyclical	4.3%
Basic Materials	2.9%
Communications	2.0%
Short-Term Investments	0.1%
Investments Purchased with Proceeds from Securities Lending	8.3%
Liabilities in excess of other assets	-8.0%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Lunt Capital U.S. Large Cap Equity Rotation Index.

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited) (Continued)
As of April 30, 2021

Pacer Lunt Midcap Multi-Factor Alternator ETF

Sector(a)	Percentage of Net Assets
Consumer, Cyclical	32.4%
Financial	25.9%
Industrial	15.1%
Consumer, Non-Cyclical	14.3%
Basic Materials	7.1%
Technology	2.5%
Energy	1.7%
Communications	0.8%
Short-Term Investments	0.2%
Investments Purchased with Proceeds from Securities Lending	14.7%
Liabilities in excess of other assets	-14.7%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Lunt Capital U.S. MidCap Multi-Factor Rotation Index.

Pacer Lunt Large Cap Multi-Factor Alternator ETF

Sector(a)	Percentage of Net Assets
Consumer, Non-Cyclical	29.7%
Consumer, Cyclical	19.9%
Industrial	12.8%
Technology	11.9%
Communications	10.5%
Financial	10.4%
Utilities	2.8%
Basic Materials	0.9%
Energy	0.7%
Short-Term Investments	0.3%
Investments Purchased with Proceeds from Securities Lending	15.9%
Liabilities in excess of other assets	-15.8%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Lunt Capital U.S. Large Cap Multi-Factor Rotation Index.

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited) (Continued)
As of April 30, 2021

Pacer US Export Leaders ETF

Sector(a)	Percentage of Net Assets
Technology	30.8%
Industrial	24.2%
Consumer, Non-Cyclical	18.7%
Basic Materials	9.7%
Communications	6.1%
Consumer, Cyclical	5.8%
Energy	2.6%
Financial	1.1%
Utilities	0.9%
Short-Term Investments	0.1%
Investments Purchased with Proceeds from Securities Lending	18.9%
Liabilities in excess of other assets	-18.9%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer US Export Leaders Index.

Pacer Trendpilot® US Large Cap ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on June 11, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Trendpilot® US Large Cap Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the S&P 500 Total Return Index, (ii) 50% to the S&P 500 Total Return Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the S&P 500 Total Return Index and its 200-business day historical simple moving average.

The S&P 500 Total Return Index consists of approximately 500 leading U.S.-listed companies representing approximately 8% of the U.S. equity market capitalization.

Annualized Returns(1)
(For the year ended April 30, 2021)

	One Year	Three Year	Five Year	Since Inception(2)
Pacer Trendpilot® US Large Cap ETF - NAV	36.86%	9.91%	11.96%	7.68%
Pacer Trendpilot® US Large Cap ETF - Market	36.90%	9.84%	11.94%	7.68%
Pacer Trendpilot® US Large Cap Index(3)	37.69%	10.55%	12.63%	8.33%
S&P 500® Total Return Index(3)	45.98%	18.67%	17.42%	14.56%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2020, as supplemented October 15, 2020, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is June 11, 2015.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Trendpilot® US Mid Cap ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on June 11, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Trendpilot® US Mid Cap Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the S&P MidCap 400 Index, (ii) 50% to the S&P MidCap 400 Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the S&P MidCap 400 Total Return Index and its 200-business day historical simple moving average.

The S&P MidCap 400 Index is a total return version of the S&P MidCap 400 Index and reflects the reinvestment of dividends paid by the securities in the S&P MidCap 400 Index. The S&P Midcap 400 measures the performance of mid-capitalization stocks in the United States.

Annualized Returns(1)
(For the year ended April 30, 2021)

	One Year	Three Year	Five Year	Since Inception(2)
Pacer Trendpilot® US Mid Cap ETF - NAV	26.34%	6.06%	9.32%	6.96%
Pacer Trendpilot® US Mid Cap ETF - Market	26.46%	6.06%	9.31%	6.97%
Pacer Trendpilot® US Mid Cap Index(3)	27.73%	6.76%	10.03%	7.67%
S&P MidCap 400 Index(3)	67.90%	15.18%	15.10%	12.00%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2020, as supplemented October 15, 2020, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is June 11, 2015.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Trendpilot® 100 ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on June 11, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

Pacer NASDAQ-100 Trendpilot® Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the NASDAQ-100 Index, (ii) 50% to the NASDAQ-100 Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the NASDAQ-100 Index and its 200-business day historical simple moving average.

The NASDAQ-100 Index includes approximately 100 of the largest non-financial securities listed on The NASDAQ Stock Market based on market capitalization. The NASDAQ-100 Index comprises securities of companies across major industry groups, including computer, biotechnology, healthcare, telecommunications and transportation. However, it does not contain securities of financial companies, including investment companies. The NASDAQ-100 Index was developed by NASDAQ OMX. There is no minimum market capitalization requirement for inclusion in the NASDAQ-100 Index. Inclusion is determined based on the top 100 largest issuers based on market capitalization meeting all other eligibility requirements.

Annualized Returns(1)
(For the year ended April 30, 2021)

	One Year	Three Year	Five Year	Since Inception(2)
Pacer Trendpilot® 100 ETF - NAV	42.69%	20.54%	20.69%	14.34%
Pacer Trendpilot® 100 ETF - Market	42.63%	20.53%	20.76%	14.36%
Pacer NASDAQ-100 Trendpilot® Index(3)	43.74%	21.13%	21.39%	15.02%
NASDAQ-100 Index(3)	55.23%	29.29%	27.47%	22.41%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2020, as supplemented October 15, 2020, is 0.65%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is June 11, 2015.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Trendpilot® European Index ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on December 14, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Trendpilot® European Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the FTSE Eurozone Index, (ii) 50% to the FTSE Eurozone Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the FTSE Eurozone Total Return Index and its 200-business day historical simple moving average.

The FTSE Eurozone Index is a rules-based, float-adjusted, market capitalization-weighted index comprised of large- and mid-capitalization stocks providing coverage of the developed markets in the euro zone, including primarily France, Germany, Spain, the Netherlands, and Italy. The FTSE Eurozone Index is a subset of the FTSE Global Equity Index Series, which covers 98% of the world’s investable market capitalization.

Annualized Returns(1)
(For the year ended April 30, 2021)

	One Year	Three Year	Five Year	Since Inception(2)
Pacer Trendpilot® European Index ETF - NAV	2.38%	-4.75%	0.65%	0.58%
Pacer Trendpilot® European Index ETF - Market	2.11%	-4.92%	0.54%	0.50%
Pacer Trendpilot® European Index(3)	4.76%	-3.13%	2.25%	2.11%
FTSE Eurozone Index (USD)(3)	53.44%	6.43%	10.47%	10.25%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2020, as supplemented October 15, 2020, is 0.65%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is December 14, 2015.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Trendpilot International ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on May 2, 2019, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Trendpilot International Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the S&P Developed Ex-U.S. LargeCap Index, (ii) 50% to the S&P Developed Ex-U.S. LargeCap Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the S&P Developed Ex-U.S. LargeCap Index and its 200-business day historical simple moving average (the “200-day moving average”). The calculation of the 200-day moving average for the S&P Developed Ex-U.S. LargeCap Index is based on the total return version of the S&P Developed Ex-U.S. LargeCap Local Currency Index and reflects the reinvestment of dividends paid by the securities in the S&P Developed Ex-U.S. LargeCap Index. The Index is expected to be predominantly invested in the components of the S&P Developed Ex-U.S. LargeCap Index over most short- and long-term periods and is only expected to invest in 3-Month US Treasury bills from time to time in response to adverse market conditions as defined by the “50/50 Indicator” and “T-Bill Indicator” below.

The S&P Developed Ex-US LargeCap Index is a rules-based, float-adjusted, market capitalization-weighted index comprised of large-capitalization stocks providing coverage of the developed markets excluding the United States.

Annualized Returns(1)
(For the year ended April 30, 2021)

	One Year	Since Inception(2)
Pacer Trendpilot International ETF - NAV	21.46%	7.39%
Pacer Trendpilot International ETF - Market	21.40%	7.38%
Pacer Trendpilot International Index	23.12%	8.66%
S&P Developed Ex-US Large Cap Index (USD)(3)	42.60%	13.73%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2020, as supplemented October 29, 2020, is 0.65%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is May 2, 2019.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Trendpilot US Bond ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on October 22, 2019, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Trendpilot US Bond Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure to one of the following positions: (i) 100% to the S&P U.S. High Yield Corporate Bond Index, (ii) 50% to the S&P U.S. High Yield Corporate Bond Index and 50% to the S&P U.S. Treasury Bond 7-10 Year Index or (iii) 100% to S&P U.S. Treasury Bond 7-10 Year Index.

The S&P U.S. High Yield Corporate Bond Index is designed to track the performance of U.S. dollar-denominated, high-yield corporate bonds issued in the U.S. The S&P U.S. Treasury Bond 7-10 Year Index is designed to measure the performance of U.S. Treasury bonds maturing in 7 to 10 years. The Index uses a “Risk Ratio” to signal a change in the position of the Index. The Risk Ratio is calculated by dividing the value of the S&P U.S. High Yield Corporate Bond Index by the value of the S&P U.S. Treasury Bond 7-10 Year Index.

Annualized Returns(1)
(For the year ended April 30, 2021)

	One Year	Since Inception(2)
Pacer Trendpilot US Bond ETF - NAV	9.53%	9.09%
Pacer Trendpilot US Bond ETF - Market	8.95%	9.16%
Pacer Trendpilot US Bond Index(3)	11.35%	10.34%
S&P U.S. High Yield Corporate Bond IndexTM(3)	19.18%	7.10%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2020, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is October 22, 2019.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Trendpilot Fund of Funds ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on May 3, 2019, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Trendpilot Fund of Funds Index uses an objective, rules-based approach to construct a portfolio that, as of each quarterly rebalance, is composed of the ETFs listed in the following table, each advised by the Adviser (collectively, the “Trendpilot ETFs”). Each of the Trendpilot ETFs is an index-based ETF that seeks to track the total return performance, before fees and expenses, of the underlying index listed in the following table (collectively, the “Trendpilot Indexes”). Each Trendpilot Index other than the Pacer Trendpilot US Bond Index (collectively, the “Trendpilot Equity Indexes”) uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the “Underlying Component” specified in the table below, (ii) 50% to the applicable Underlying Component and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the Underlying Component and its 200 business day historical simple moving average (the “200-day moving average”). The calculation of the 200-day moving average for each Underlying Component is based on the total return version of such Underlying Component and reflects the reinvestment of dividends paid by the securities in such Underlying Component. The Pacer Trendpilot US Bond Index (the “Trendpilot Bond Index”) uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure to one of the following positions: (i) 100% to the S&P U.S. High Yield Corporate Bond Index, (ii) 50% to the S&P U.S. High Yield Corporate Bond Index and 50% to the S&P U.S. Treasury Bond 7-10 Year Index or (iii) 100% to S&P U.S. Treasury Bond 7-10 Year Index, depending on the value of the S&P U.S. High Yield Corporate Bond Index divided by the value of the S&P U.S. Treasury Bond 7-10 Year Index (the “Risk Ratio”).

Weight	Trendpilot ETF	Trendpilot Index	Equity Component
20%	Pacer Trendpilot® US Large Cap ETF	Pacer Trendpilot® US Large Cap Index	S&P 500® Index
20%	Pacer Trendpilot® US Mid Cap ETF	Pacer Trendpilot® US Mid Cap Index	S&P MidCap 400® Index
20%	Pacer Trendpilot® 100 ETF	Pacer NASDAQ-100 Trendpilot® Index	NASDAQ-100® Index
20%	Pacer Trendpilot® International ETF	Pacer Trendpilot® International Index	S&P Developed Ex-US Large Cap Index
20%	Pacer Trendpilot® US Bond ETF	Pacer Trendpilot® US Bond Index	S&P U.S. High Yield Corporate Bond Index

The S&P 1200 Index captures approximately 70% of global market capitalization.

Pacer Trendpilot Fund of Funds ETF

PERFORMANCE SUMMARY (Continued)
(Unaudited)

Annualized Returns(1)
(For the year ended April 30, 2021)

	One Year	Since Inception(2)
Pacer Trendpilot Fund of Funds ETF - NAV	26.02%	9.23%
Pacer Trendpilot Fund of Funds ETF - Market	26.04%	9.24%
Pacer Trendpilot Fund of Funds Index(3)	27.57%	10.46%
S&P 1200 Index(3)	45.42%	18.45%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2020, as supplemented October 15, 2020, is 0.15%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is May 3, 2019.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Global Cash Cows Dividend ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on February 22, 2016, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Global Cash Cows Dividend Index uses an objective, rules-based methodology to provide exposure to global companies with high dividend yield backed by a high free cash flow yield. The initial index universe is derived from the component companies of the FTSE All-World Developed Large Cap Index. The initial universe of companies is screened based on their average projected free cash flows and earnings over each of the next two fiscal years. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts, are excluded from the Index universe. The remaining companies are ranked by their free cash flow yield for the trailing twelve month period. The 300 companies with the highest free cash flow yield are then ranked by their dividend yield. The equity securities of the 100 companies with the highest dividend yield are included in the Index.

The FTSE All-World Developed Large-Cap Index is a market-capitalization weighted index representing the performance of large-cap stocks in developed markets.

Annualized Returns(1)
(For the year ended April 30, 2021)

	One Year	Three Year	Five Year	Since Inception(2)
Pacer Global Cash Cows Dividend ETF - NAV	32.05%	4.85%	6.66%	8.13%
Pacer Global Cash Cows Dividend ETF - Market	32.73%	4.84%	6.53%	8.12%
Pacer Global Cash Cows Dividend Index(3)	33.36%	5.78%	7.61%	9.13%
FTSE All-World Developed Large-Cap Index(3)	44.53%	14.96%	14.99%	16.03%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2020, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is February 22, 2016.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer US Cash Cows 100 ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on December 16, 2016, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer US Cash Cows 100 Index uses an objective, rules-based methodology to provide exposure to large and mid-capitalization U.S. companies with high free cash flow yields. Companies with high free cash flow yields are commonly referred to as “cash cows.” The initial index universe is derived from the component companies of the Russell 1000® Index. The initial universe of companies is screened based on their average projected free cash flows and earnings over each of the next two fiscal years. Companies with no forward year estimates available for free cash flows or earnings will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts, are excluded from the Index universe. The remaining companies are ranked by their free cash flow yield for the trailing twelve month period. The equity securities of the 100 companies with the highest free cash flow yield are included in the Index.

The Russell 1000 Index is a market-capitalization weighted index representing the top 1,000 large-cap stocks in the Russell 3000 Index.

Annualized Returns(1)
(For the year ended April 30, 2021)

	One Year	Three Year	Since Inception(2)
Pacer US Cash Cows 100 ETF - NAV	70.43%	15.80%	15.06%
Pacer US Cash Cows 100 ETF - Market	70.40%	15.64%	15.02%
Pacer US Cash Cows 100 Index(3)	71.19%	16.22%	15.48%
Russell 1000® Index(3)	49.48%	19.24%	17.72%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2020, is 0.49%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is December 16, 2016.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer US Small Cap Cash Cows 100 ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on June 16, 2017, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer US Small Cap Cash Cows Index uses an objective, rules-based methodology to provide exposure to small-capitalization U.S. companies with high free cash flow yields. Companies with high free cash flow yields are commonly referred to as “cash cows.” The initial Index universe is derived from the component companies of the S&P Small Cap 600® Index. The initial universe of companies is screened based on their average projected free cash flows and earnings over each of the next two fiscal years. Companies with no forward year estimates available for free cash flows or earnings will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts, are excluded from the Index universe. The remaining companies are ranked by their free cash flow yield for the trailing twelve month period. The equity securities of the 100 companies with the highest free cash flow yield are included in the Index.

The S&P SmallCap 600® Index measures the performance of 600 small sized companies in the US equity market, with market capitalization ranging from $450 million to $2.1 billion USD. The Index does not overlap holdings with the S&P 500 or S&P MidCap 400.

Annualized Returns(1)
(For the year ended April 30, 2021)

	One Year	Three Year	Since Inception(2)
Pacer US Small Cap Cash Cows 100 ETF - NAV	102.70%	18.19%	15.74%
Pacer US Small Cap Cash Cows 100 ETF - Market	102.19%	18.09%	15.69%
Pacer US Small Cap Cash Cows Index(3)	103.70%	18.38%	15.96%
S&P SmallCap 600® Index(3)	76.85%	14.09%	14.15%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2020, is 0.59%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is June 16, 2017.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Developed Markets International Cash Cows 100 ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on June 16, 2017, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Developed Markets International Cash Cows 100 Index uses an objective, rules-based methodology to provide exposure to large and mid-capitalization non-U.S. companies in developed markets with high free cash flow yields. The initial index universe is derived from the component companies of the FTSE Developed ex US Index. The initial universe of companies is screened based on their average projected free cash flows and earnings over each of the next two fiscal years. Companies with no forward year estimates available for free cash flows or earnings will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts, and companies with a market capitalization of less than $3 billion are excluded from the Index universe. The remaining companies are ranked by their average daily trading value (“ADTV”) for the prior three months. The 500 companies with the highest ADTV are then ranked by their free cash flow yield for the trailing twelve month period. The equity securities of the 100 companies with the highest free cash flow yield are included in the Index.

The FTSE Developed ex-US Index is comprised of Large (85%) and Mid (15%) cap stocks providing coverage of Developed markets (24 countries) excluding the US. The index is derived from the FTSE Global Equity Index Series, which covers 98% of the world’s investable market capitalization.

Annualized Returns(1)
(For the year ended April 30, 2021)

	One Year	Three Year	Since Inception(2)
Pacer Developed Markets International Cash Cows 100 ETF - NAV	56.41%	6.32%	9.07%
Pacer Developed Markets International Cash Cows 100 ETF - Market	58.39%	6.03%	9.15%
Pacer Developed Markets International Cash Cows 100 Index(3)	58.07%	7.32%	10.16%
FTSE Developed ex-US Index(3)	42.95%	6.93%	8.13%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2020, is 0.65%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is June 16, 2017.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer US Cash Cows Growth ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on May 2, 2019, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer US Cash Cows Growth Index uses an objective, rules-based methodology to provide exposure to mid- and large-capitalization U.S. companies with high free cash flow yields. Companies with high free cash flow yields are commonly referred to as “cash cows”.

The S&P 900 Pure Growth Index cis made up of approximately 150 companies that exhibit strong growth characteristics from the S&P 500 and S&P MidCap 400.

Annualized Returns(1)
(For the year ended April 30, 2021)

	One Year	Since Inception(2)
Pacer US Cash Cows Growth ETF - NAV	59.29%	22.06%
Pacer US Cash Cows Growth ETF - Market	59.22%	22.13%
Pacer US Cash Cows Growth Index(3)	59.87%	22.30%
S&P 900 Pure Growth Index(3)	61.08%	23.43%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2020, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is May 2, 2019.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Emerging Markets Cash Cows 100 ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on May 2, 2019, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Emerging Markets Cash Cows 100 Index uses an objective, rules-based methodology to provide exposure to large and mid-capitalization companies in emerging markets with high free cash flow yields.

The FTSE Emerging Markets Index is comprised of all the countries that make up the advanced emerging markets and secondary emerging markets within the FTSE Global Equity Index Series.

Annualized Returns(1)
(For the year ended April 30, 2021)

	One Year	Since Inception(2)
Pacer Emerging Markets Cash Cows 100 ETF - NAV	41.19%	8.42%
Pacer Emerging Markets Cash Cows 100 ETF - Market	44.67%	8.68%
Pacer Emerging Markets Cash Cows 100 Index(3)	44.02%	10.45%
FTSE Emerging Markets Index(3)	46.56%	13.66%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2020, is 0.70%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is May 2, 2019.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Cash Cows Fund of Funds ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on May 3, 2019, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Cash Cows Fund of Funds Index uses an objective, rules-based approach to construct a portfolio that, as of each quarterly rebalance, is composed of the ETFs listed in the following table, each advised by the Adviser (collectively, the “Cash Cows ETFs”). Each of the Cash Cows ETFs is an index-based ETF that seeks to track the total return performance, before fees and expenses, of the applicable underlying index listed in the following table (collectively, the “Cash Cows Indexes”). Each Cash Cows Index uses an objective, rules-based methodology to provide exposure to companies with high free cash flow yields (commonly referred to as “cash cows”) selected from the applicable “Equity Universe” as indicated in the following table.

Weight	Cash Cows ETF	Cash Cows Index	Equity Universe
20%	Pacer US Cash Cows 100 ETF	Pacer US Cash Cows 100 ETF	Russell 1000 Index
20%	Pacer Global Cash Cows Dividend ETF	Pacer Global Cash Cows Dividend Index	FTSE Developed Large Cap Index
20%	Pacer US Small Cap Cash Cows 100 ETF	Pacer US Small Cap Cash Cows 100 Index	S&P Small Cap 600® Index
20%	Pacer US Cash Cows Growth ETF	Pacer US Cash Cows Growth Index	S&P 900® Pure Growth Index
20%	Pacer Developed Markets International Cash Cows 100 ETF	Pacer Developed Markets International Cash Cows 100 Index	FTSE Developed ex US Index

The FTSE All World Developed Index is a market-capitalization weighted index representing the performance of large and mid cap companies in Developed and Emerging Markets, excluding the USA. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.

Pacer Cash Cows Fund of Funds ETF

PERFORMANCE SUMMARY (Continued)
(Unaudited)

Annualized Returns(1)
(For the year ended April 30, 2021)

	One Year	Since Inception(2)
Pacer Cash Cows Fund of Funds ETF - NAV	63.73%	17.53%
Pacer Cash Cows Fund of Funds ETF - Market	63.66%	17.50%
Pacer Cash Cows Fund of Funds Index(3)	64.03%	18.15%
FTSE All World Developed Index(3)	45.70%	18.24%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2020, is 0.15%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is May 3, 2019.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer WealthShield ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on December 11, 2017, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer WealthShield Index uses an objective, rules-based methodology to implement a trend-following strategy that directs some or all of the Index’s exposure to (i) U.S. equity securities or (ii) U.S. Treasury securities depending on the strength of the high-yield corporate (“junk”) bond market relative to U.S. Treasury bonds and the momentum of certain U.S. equity sectors or industries and of long-term U.S. Treasury bonds.

The S&P 500 Index consists of approximately 500 leading U.S.-listed companies representing approximately 8% of the U.S. equity market capitalization.

Annualized Returns(1)
(For the year ended April 30, 2021)

	One Year	Three Year	Since Inception(2)
Pacer WealthShield ETF - NAV	35.00%	9.91%	8.81%
Pacer WealthShield ETF - Market	35.53%	9.85%	8.79%
Pacer WealthShield Index(3)	35.38%	10.21%	9.15%
S&P 500® Index(3)	45.98%	18.67%	16.46%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2020, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is December 11, 2017.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Military Times Best Employers ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on April 9, 2018, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Military Times Best for VETSSM Index is composed of the U.S.-listed stocks of companies that have been included in the Best for Vets List for the last three consecutive years, have a minimum market capitalization of $200 million, and meet the Index’s liquidity threshold. Index components are equally weighted at the time of each annual reconstitution of the Index, which is effective at the close of business on the third Friday of each September. As of June 30, 2020, the Index was made up of 43 companies and included significant allocations to companies in the financial, industrial, and information technology sectors. Companies previously included in the Index for two consecutive years that are no longer on the Best for Vets List may continue to be included in the Index if the reason that they are no longer on the Best for Vets List is because they did not complete the most recent Best for Vets Survey.

The S&P 500 Index consists of approximately 500 leading U.S.-listed companies representing approximately 8% of the U.S. equity market capitalization.

Annualized Returns(1)
(For the year ended April 30, 2021)

	One Year	Three Year	Since Inception(2)
Pacer Military Times Best Employers ETF - NAV	42.60%	17.45%	17.78%
Pacer Military Times Best Employers ETF - Market	42.33%	17.11%	17.74%
Military Times Best for VETSSM Index(3)	43.93%	17.94%	18.27%
S&P 500® Index(3)	45.98%	18.67%	18.82%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2020, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is April 9, 2018.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Benchmark Industrial Real Estate SCTRSM ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on May 14, 2018, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Benchmark Industrial Real Estate SCTRSM Index is generally composed of the U.S.-listed equity securities of companies that derive at least 85% of their earnings or revenues from real estate operations in the industrial real estate sector (“Industrial Companies”), including companies that derivate at least 85% of their earnings or revenues from self-storage real estate operations (“Self-Storage Companies”). At the time of each reconstitution of the Index, Industrial Companies with a market capitalization of more than $200 million and average daily traded volume of at least 10,000 shares are included in the Index (the “Index Constituents”). A significant portion of the Index is expected to be composed of real estate investment trusts (“REITs”).

The FTSE Nareit All Equity REITs Index is a free-float adjusted, market capitalization-weighted index of U.S. equity REITs. Constituents of the index include all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property.

Annualized Returns(1)
(For the year ended April 30, 2021)

	One Year	Since Inception(2)
Pacer Benchmark Industrial Real Estate SCTRSM ETF - NAV	42.70%	22.21%
Pacer Benchmark Industrial Real Estate SCTRSM ETF - Market	42.53%	22.16%
Benchmark Industrial Real Estate SCTRSM Index(3)	43.92%	23.20%
FTSE NAREIT All Equity REITS Total Return Index(3)	33.36%	12.98%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2020, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is May 14, 2018.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on May 15, 2018, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Benchmark Data & Infrastructure Real Estate SCTRSM Index is generally composed of the U.S.-listed equity securities of companies that derive at least 85% of their earnings or revenues from real estate operations in the data and infrastructure real estate sectors (“Eligible Companies”). At the time of each reconstitution of the Index, Eligible Companies with a market capitalization of more than $200 million and average daily traded volume of at least 10,000 shares are included in the Index (the “Index Constituents”). A significant portion of the Index is expected to be composed of real estate investment trusts (“REITs”).

The FTSE Nareit All Equity REITs Index is a free-float adjusted, market capitalization-weighted index of U.S. equity REITs. Constituents of the index include all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property.

Annualized Returns(1)
(For the year ended April 30, 2021)

	One Year	Since Inception(2)
Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF - NAV	17.46%	18.56%
Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF - Market	17.29%	18.53%
Benchmark Data & Infrastructure Real Estate SCTRSM Index(3)	17.96%	19.48%
FTSE NAREIT All Equity REITS Total Return Index(3)	33.36%	13.61%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2020, as supplemented September 16, 2020, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is May 15, 2018.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on July 23, 2018, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer CFRA-Stovall Equal Weight Seasonal Rotation Index uses an objective, rules-based methodology to track the performance of a semi-annual rotation of certain sectors within the S&P 500 Equal Weight Index (“EWI”). The S&P 500 EWI is an equal-weighted version of the S&P 500®, which measures the performance of the large-cap segment of the U.S. equity market.

The S&P 500 Index consists of approximately 500 leading U.S.-listed companies representing approximately 8% of the U.S. equity market capitalization.

Annualized Returns(1)
(For the year ended April 30, 2021)

	One Year	Since Inception(2)
Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF - NAV	48.66%	16.90%
Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF - Market	48.63%	16.83%
Pacer CFRA-Stovall Equal Weight Seasonal Rotation Index(3)	49.49%	18.04%
S&P 500® Index(3)	45.98%	17.66%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2020, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is July 23, 2018.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer CSOP FTSE China A50 ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on March 10, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The FTSE China A50 Net Total Return Index® is comprised of the A-Shares issued by the 50 largest companies in the China A-Shares market. The Index is a free float-adjusted market capitalization-weighted index compiled and published by FTSE International Limited, which is not affiliated with the Fund, Pacer Advisors, Inc, CSOP Asset Management Limited (“CSOP” or “CSOP Sub-Adviser”) or the Fund’s distributor. The Index is a real-time, tradable index comprising of the largest 50 China A-Share companies by full market capitalization of the FTSE China A All Cap Free Index.

Annualized Returns(1)
(For the year ended April 30, 2021)

	One Year	Three Year	Five Year	Since Inception(2)
Pacer CSOP FTSE China A50 ETF - NAV	42.73%	13.50%	15.46%	10.21%
Pacer CSOP FTSE China A50 ETF - Market	47.73%	13.31%	15.77%	10.24%
FTSE China A50 Net Total Return Index®(3)	44.10%	14.56%	15.54%	10.67%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2020, is 0.70%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)

Inception date is March 10, 2015. The Fund is the successor to the investment performance of the CSOP FTSE China A50 ETF (the “Predecessor CSOP”) as a result of the reorganization of the Predecessor CSOP Fund into the Fund on January 23, 2020. Accordingly, the performance information shown in the chart and table above for periods prior to January 23, 2020 is that of the Predecessor CSOP Fund’s Shares for the Fund. The Predecessor CSOP Fund was managed by the same portfolio managers as the Fund and had substantially the same investment objectives, policies, and strategies as the Fund.

(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer BioThreat Strategy ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on June 24, 2020, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The LifeSci BioThreat Strategy Index is generally composed of U.S.-listed stocks of companies whose products or services help protect against, endure, or recover from biological threats to human health. Companies helping to protect against such threats include those that conduct research to identify or anticipate such threats and those developing or producing the tools necessary to detect them. Companies helping to endure biological threats include those offering goods or services to help individuals, organizations, businesses, and governments adapt to requirements for social distancing or remote 2 connectivity. The Index Provider only includes those companies with a minimum market capitalization of $1 billion and a minimum average daily value traded for the last six moths of at least $2 million.

Cumulative Returns(1)
(For the period ended April 30, 2021)

Since Inception(2)
Pacer BioThreat Strategy ETF - NAV	23.23%
Pacer BioThreat Strategy ETF - Market	23.19%
LifeSci BioThreat Strategy Index(3)	23.97%
S&P 500® Index(3)	38.90%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated June 23, 2020, is 0.70%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is June 24, 2020.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Lunt Large Cap Alternator ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on June 24, 2020, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Lunt Capital U.S. Large Cap Equity Rotation Index uses an objective, rules-based methodology to provide exposure to large-capitalization U.S. companies. The Index uses Lunt Capital’s proprietary relative strength methodology to rotate between the holdings of one of two sub-indices, the S&P 500 Low Volatility Index and the S&P 500 High Beta Index (each, a “Sub-Index,” and together, the “Sub-Indices”), that seek to identify the 100 components of the S&P 500 Index that most strongly exhibit a particular trait (e.g., low volatility or high beta). Each Sub-Index is composed of the 100 securities comprising the S&P 500 Index that most strongly exhibit the characteristic screened for by the Sub-Index.

Cumulative Returns(1)
(For the period ended April 30, 2021)

Since Inception(2)
Pacer Lunt Large Cap Alternator ETF - NAV	74.99%
Pacer Lunt Large Cap Alternator ETF - Market	75.08%
Lunt Capital U.S. Large Cap Equity Rotation Index(3)	76.74%
S&P 500® Index(3)	38.90%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated June 23, 2020, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is June 24, 2020.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Lunt Midcap Multi-Factor Alternator ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on June 24, 2020, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Lunt Capital U.S. MidCap Multi-Factor Rotation Index uses an objective, rules-based methodology to provide exposure to mid-capitalization U.S. companies. The Index uses Lunt Capital’s proprietary relative strength methodology to rotate between the holdings of the highest and lowest quintile components of four factor-based indices of the S&P MidCap 400 Index (each, a “Sub-Index,” and together, the “Sub-Indices”), that seek to identify the components of the S&P MidCap 400 Index that most strongly exhibit a particular factor. The four factor groups are Momentum, Quality, Value, and Volatility.

Cumulative Returns(1)
(For the period ended April 30, 2021)

Since Inception(2)
Pacer Lunt Midcap Multi-Factor Alternator ETF - NAV	56.04%
Pacer Lunt Midcap Multi-Factor Alternator ETF - Market	56.14%
Lunt Capital U.S. MidCap Multi-Factor Rotation Index(3)	58.53%
S&P MidCap 400® Index(3)	59.22%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated June 23, 2020, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is June 24, 2020.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Lunt Large Cap Multi-Factor Alternator ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on June 24, 2020, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Lunt Capital U.S. Large Cap Multi-Factor Rotation Index uses an objective, rules-based methodology to provide exposure to large-capitalization U.S. companies. The Index uses Lunt Capital’s proprietary relative strength methodology to rotate between the holdings of the highest and lowest quintile components of four factor-based indices of the S&P 500 Index (each, a “Sub-Index,” and together, the “Sub-Indices”), that seek to identify the components of the S&P 500 Index that most strongly exhibit a particular factor. The four factor groups are Momentum, Quality, Value, and Volatility.

Cumulative Returns(1)
(For the period ended April 30, 2021)

Since Inception(2)
Pacer Lunt Large Cap Multi-Factor Alternator ETF - NAV	55.41%
Pacer Lunt Large Cap Multi-Factor Alternator ETF - Market	55.29%
Lunt Capital U.S. Large Cap Multi-Factor Rotation Index(3)	56.58%
S&P 500® Index(3)	38.90%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated June 23, 2020, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is June 24, 2020.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer US Export Leaders ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on July 23, 2018, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer US Export Leaders Index uses an objective, rules-based methodology to measure the performance of an equal weight portfolio of approximately 100 large- and mid-capitalization U.S. companies with a high percentage of foreign sales and high free cash flow growth. Free cash flow is a company’s cash flow from operations minus its capital expenditures. Construction of the Index begins with an initial universe of the 200 companies across the S&P 900® Index (which is comprised of the S&P 500® Index (“S&P 500”) and S&P MidCap 400® Index (“S&P MidCap 400”)) that have the highest annual foreign sales as a percentage of total sales. The 200 companies are then narrowed to the 100 companies with the highest change in free cash flow growth over the past five years, and those 100 companies are equally weighted to create the Index. The Index is reconstituted and rebalanced to equal-weight quarterly.

The S&P 900® combines the S&P 500® and the S&P MidCap 400® to form an investable benchmark for the mid- to large-cap segment of the U.S. equity market.

Annualized Returns(1)
(For the year ended April 30, 2021)

	One Year	Since Inception(2)
Pacer US Export Leaders ETF - NAV	61.47%	19.60%
Pacer US Export Leaders ETF - Market	60.80%	19.39%
Pacer US Export Leaders Index(3)	62.72%	20.42%
S&P 900 IndexTM(3)	47.23%	17.39%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2020, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is July 23, 2018.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Funds

EXPENSE EXAMPLE
For the Six-Months Ended April 30, 2021 (Unaudited)

As a shareholder of a Fund, you pay ongoing expenses, such as advisory fees, and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs. You may pay brokerage commissions on your purchase and sale of Fund shares, which are not reflected in the following examples. Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual Ending Account Value” shown is derived from a Fund’s actual return and the “Actual Expenses Paid During Period” show the dollar amount that would have been paid by an investor who started with $1,000 in a Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the column under the heading untitled “Actual Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical Expenses Paid During Period) is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Fund’s Annual Expense Ratio	Beginning Account Value 11/01/20	Ending Account Value 04/30/21	Expenses Paid During Period(a)
Pacer Trendpilot® US Large Cap ETF
Actual	0.60%	$1,000.00	$ 1,285.00	$ 3.40
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.82	$ 3.01
Pacer Trendpilot® US Mid Cap ETF
Actual	0.60%	$1,000.00	$ 1,282.30	$ 3.40
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.82	$ 3.01
Pacer TrendpilotTM 100 ETF
Actual	0.65%	$1,000.00	$ 1,121.50	$ 3.42
Hypothetical(b)	0.65%	$1,000.00	$ 1,021.57	$ 3.26
Pacer Trendpilot® European Index ETF
Actual	0.65%	$1,000.00	$ 1,190.70	$ 3.53
Hypothetical(b)	0.65%	$1,000.00	$ 1,021.57	$ 3.26
Pacer Trendpilot International ETF
Actual	0.65%	$1,000.00	$ 1,294.30	$ 3.70
Hypothetical(b)	0.65%	$1,000.00	$ 1,021.57	$ 3.26
Pacer Trendpilot US Bond ETF
Actual	0.60%	$1,000.00	$ 1,066.60	$ 3.07
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.82	$ 3.01
Pacer Trendpilot Fund of Funds ETF
Actual	0.15%	$1,000.00	$ 1,204.70	$ 0.82
Hypothetical(b)	0.15%	$1,000.00	$ 1,024.05	$ 0.75
Pacer Global Cash Cows Dividend ETF
Actual	0.60%	$1,000.00	$ 1,333.80	$ 3.47
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.82	$ 3.01

Pacer Funds

EXPENSE EXAMPLE
For the Six-Months Ended April 30, 2021 (Unaudited) (Continued)

	Fund’s Annual Expense Ratio	Beginning Account Value 11/01/20	Ending Account Value 04/30/21	Expenses Paid During Period(a)
Pacer U.S. Cash Cows 100 ETF
Actual	0.49%	$1,000.00	$ 1,538.90	$ 3.08
Hypothetical(b)	0.49%	$1,000.00	$ 1,022.36	$ 2.46
Pacer U.S. Small Cap Cash Cows 100 ETF
Actual	0.59%	$1,000.00	$ 1,663.20	$ 3.90
Hypothetical(b)	0.59%	$1,000.00	$ 1,021.87	$ 2.96
Pacer Developed Markets International Cash Cows 100 ETF
Actual	0.65%	$1,000.00	$ 1,421.80	$ 3.90
Hypothetical(b)	0.65%	$1,000.00	$ 1,021.57	$ 3.26
Pacer US Cash Cows Growth ETF
Actual	0.60%	$1,000.00	$ 1,332.30	$ 3.47
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.82	$ 3.01
Pacer Emerging Markets Cash Cows 100 ETF
Actual	0.70%	$1,000.00	$ 1,338.40	$ 4.06
Hypothetical(b)	0.70%	$1,000.00	$ 1,021.32	$ 3.51
Pacer Cash Cows Fund of Funds ETF
Actual	0.15%	$1,000.00	$ 1,462.00	$ 0.92
Hypothetical(b)	0.15%	$1,000.00	$ 1,024.05	$ 0.75
Pacer WealthShield ETF
Actual	0.60%	$1,000.00	$ 1,285.80	$ 3.40
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.82	$ 3.01
Pacer Military Times Best Employers ETF
Actual	0.60%	$1,000.00	$ 1,349.30	$ 3.49
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.82	$ 3.01
Pacer Benchmark Industrial Real Estate ETF
Actual	0.60%	$1,000.00	$ 1,271.00	$ 3.38
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.82	$ 3.01
Pacer Benchmark Data & Infrastructure Real Estate ETF
Actual	0.60%	$1,000.00	$ 1,139.40	$ 3.18
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.82	$ 3.01
Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF
Actual	0.60%	$1,000.00	$ 1,396.00	$ 3.56
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.82	$ 3.01
Pacer CSOP FTSE China A50 ETF
Actual	0.70%	$1,000.00	$ 1,138.90	$ 3.71
Hypothetical(b)	0.70%	$1,000.00	$ 1,021.32	$ 3.51
Pacer BioThreat Strategy ETF
Actual	0.70%	$1,000.00	$ 1,127.30	$ 3.69
Hypothetical(b)	0.70%	$1,000.00	$ 1,021.32	$ 3.51
Pacer Lunt Large Cap Alternator ETF
Actual	0.60%	$1,000.00	$ 1,693.20	$ 4.01
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.82	$ 3.01
Pacer Lunt Midcap Multi-Factor Alternator ETF
Actual	0.60%	$1,000.00	$ 1,367.70	$ 3.52
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.82	$ 3.01
Pacer Lunt Large Cap Multi-Factor Alternator ETF
Actual	0.60%	$1,000.00	$ 1,411.20	$ 3.59
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.82	$ 3.01

Pacer Funds

EXPENSE EXAMPLE
For the Six-Months Ended April 30, 2021 (Unaudited) (Continued)

	Fund’s Annual Expense Ratio	Beginning Account Value 11/01/20	Ending Account Value 04/30/21	Expenses Paid During Period(a)
Pacer US Export Leaders ETF
Actual	0.60%	$1,000.00	$ 1,350.30	$ 3.50
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.82	$ 3.01

(a)

The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by the number of days (181) in the most recent six-month period and divided by the number of days in the most recent twelve-month period (365).

(b)	Assumes 5% return before expenses.

Pacer Trendpilot® US Large Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2021

	Shares	Value
COMMON STOCKS — 97.3%
Advertising — 0.1%
Omnicom Group, Inc.	12,033	$989,835
The Interpublic Group of Cos., Inc.	21,260	675,005
		1,664,840
Aerospace/Defense — 1.6%
General Dynamics Corp.	12,390	2,356,950
Howmet Aerospace, Inc. (a)	21,328	681,643
L3Harris Technologies, Inc.	10,972	2,295,671
Lockheed Martin Corp.	13,163	5,009,311
Northrop Grumman Corp.	8,286	2,936,890
Raytheon Technologies Corp.	81,216	6,760,420
Teledyne Technologies, Inc. (a)	1,980	886,545
The Boeing Co. (a)	28,590	6,698,923
TransDigm Group, Inc. (a)	2,917	1,790,280
		29,416,633
Agriculture — 0.8%
Altria Group, Inc.	99,327	4,742,864
Archer-Daniels-Midland Co.	30,600	1,931,778
Philip Morris International, Inc.	83,237	7,907,515
		14,582,157
Airlines — 0.3%
Alaska Air Group, Inc. (a)	6,836	472,641
American Airlines Group, Inc. (a)	34,185	742,498
Delta Air Lines, Inc. (a)	34,101	1,600,019
Southwest Airlines Co. (a)	31,583	1,982,781
United Airlines Holdings, Inc. (a)	17,034	926,649
		5,724,588
Apparel — 0.7%
Hanesbrands, Inc. (b)	20,220	425,833
NIKE, Inc. - Class B	67,936	9,009,672
PVH Corp. (a)	4,110	465,170
Ralph Lauren Corp. (a)	2,594	345,754
Tapestry, Inc. (a)	15,038	719,568
Under Armour, Inc. - Class A (a)(b)	10,373	252,168
Under Armour, Inc. - Class C (a)	10,885	216,720
VF Corp.	17,151	1,503,457
		12,938,342
Auto Manufacturers — 2.1%
Cummins, Inc.	7,897	1,990,360
Ford Motor Co. (a)	208,857	2,410,210
General Motors Co. (a)	67,778	3,878,257
PACCAR, Inc.	18,537	1,666,106
Tesla, Inc. (a)(b)	40,812	28,953,665
		38,898,598
Auto Parts & Equipment — 0.1%
Aptiv PLC (a)	14,428	2,076,045
BorgWarner, Inc. (b)	12,785	621,095
		2,697,140

	Shares	Value
Banks — 5.3%
Bank of America Corp.	401,228	$16,261,771
Citigroup, Inc.	111,538	7,945,967
Citizens Financial Group, Inc.	22,716	1,051,296
Comerica, Inc. (b)	8,066	606,241
Fifth Third Bancorp	38,886	1,576,438
First Republic Bank	9,288	1,701,933
Goldman Sachs Group, Inc.	18,379	6,404,163
Huntington Bancshares, Inc.	56,878	871,371
JPMorgan Chase & Co.	162,100	24,932,601
KeyCorp.	51,774	1,126,602
M&T Bank Corp.	6,862	1,082,069
Morgan Stanley	80,211	6,621,418
Northern Trust Corp.	11,124	1,265,911
Regions Financial Corp.	52,999	1,155,378
State Street Corp.	18,805	1,578,680
SVB Financial Group (a)	2,738	1,565,671
The Bank of New York Mellon Corp.	44,065	2,197,962
The PNC Financial Services Group, Inc.	22,656	4,235,539
Truist Financial Corp.	72,013	4,271,091
US Bancorp	73,065	4,336,408
Wells Fargo & Co.	220,941	9,953,392
Zions Bancorp	9,377	523,237
		101,265,139
Beverages — 1.4%
Brown-Forman Corp. - Class B	9,856	751,816
Coca-Cola Co.	207,269	11,188,381
Constellation Brands, Inc. - Class A	9,195	2,209,742
Molson Coors Beverage Co. - Class B (a)(b)	10,365	569,557
Monster Beverage Corp. (a)	19,759	1,917,611
PepsiCo, Inc.	73,734	10,629,493
		27,266,600
Biotechnology — 1.5%
Alexion Pharmaceuticals, Inc. (a)	11,761	1,983,845
Amgen, Inc.	30,859	7,395,051
Biogen, Inc. (a)	8,136	2,174,997
Bio-Rad Laboratories, Inc. - Class A (a)	1,155	727,800
Corteva, Inc.	39,777	1,939,526
Gilead Sciences, Inc.	67,148	4,261,884
Illumina, Inc. (a)	7,785	3,058,259
Incyte Corp. (a)	9,817	838,175
Regeneron Pharmaceuticals, Inc. (a)	5,702	2,744,373
Vertex Pharmaceuticals, Inc. (a)	13,998	3,054,364
		28,178,274
Building Materials — 0.4%
Carrier Global Corp.	44,593	1,943,363
Fortune Brands Home & Security, Inc.	7,776	816,324

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Large Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
COMMON STOCKS — 97.3% (Continued)
Building Materials — 0.4% (Continued)
Johnson Controls International PLC	35,584	$2,218,307
Martin Marietta Materials, Inc.	3,336	1,178,008
Masco Corp.	13,751	878,414
Vulcan Materials Co.	7,269	1,295,627
		8,330,043
Chemicals — 1.8%
Air Products & Chemicals, Inc.	11,969	3,452,817
Albemarle Corp.	6,234	1,048,372
Celanese Corp.	6,098	955,252
CF Industries Holdings, Inc.	12,006	583,852
Dow, Inc.	39,841	2,490,062
DuPont de Nemours, Inc.	28,815	2,221,925
Eastman Chemical Co.	7,599	876,849
Ecolab, Inc.	13,284	2,977,210
FMC Corp.	7,112	840,923
International Flavors & Fragrances, Inc.	13,305	1,891,572
Linde PLC	27,940	7,986,369
LyondellBasell Industries NV - Class A	13,998	1,452,152
Mosaic Co.	19,262	677,637
PPG Industries, Inc.	12,670	2,169,611
The Sherwin-Williams Co.	12,945	3,545,247
		33,169,850
Commercial Services — 2.4%
Automatic Data Processing, Inc.	22,872	4,276,835
Cintas Corp.	4,668	1,611,114
Equifax, Inc.	6,742	1,545,469
FleetCor Technologies, Inc. (a)	4,468	1,285,533
Gartner, Inc. (a)	4,821	944,338
Global Payments, Inc.	15,786	3,388,149
IHS Markit Ltd.	19,931	2,144,177
MarketAxess Holdings, Inc.	2,087	1,019,416
Moody’s Corp.	8,609	2,812,646
Nielsen Holdings PLC (b)	19,514	500,534
PayPal Holdings, Inc. (a)	62,603	16,420,141
Quanta Services, Inc.	7,897	763,166
Robert Half International, Inc.	6,605	578,664
Rollins, Inc. (b)	11,804	440,053
S&P Global, Inc.	12,878	5,027,442
United Rentals, Inc. (a)	3,849	1,231,488
Verisk Analytics, Inc.	8,871	1,669,522
		45,658,687
Computers — 7.3%
Accenture PLC - Class A	33,885	9,825,633
Apple, Inc.	844,255	110,985,762
Cognizant Technology Solutions Corp. - Class A	28,369	2,280,868

	Shares	Value
Computers — 7.3% (Continued)
DXC Technology Co. (a)	14,151	$465,709
Fortinet, Inc. (a)	7,238	1,478,217
Hewlett Packard Enterprise Co.	71,097	1,138,974
HP, Inc.	66,924	2,282,778
International Business Machines Corp.	47,758	6,775,905
Leidos Holdings, Inc.	7,334	742,788
NetApp, Inc.	11,913	889,782
Seagate Technology PLC (b)	10,747	997,751
Western Digital Corp. (a)	16,241	1,147,102
		139,011,269
Cosmetics/Personal Care — 1.3%
Colgate-Palmolive Co.	45,341	3,659,019
Estee Lauder Cos., Inc. - Class A	12,158	3,815,180
Procter & Gamble Co.	131,599	17,557,939
		25,032,138
Distribution/Wholesale — 0.3%
Copart, Inc. (a)	11,203	1,394,886
Fastenal Co.	30,681	1,604,003
LKQ Corp. (a)	14,926	697,193
Pool Corp.	2,186	923,629
W.W. Grainger, Inc.	2,360	1,023,154
		5,642,865
Diversified Financial Services — 4.1%
American Express Co.	33,645	5,159,461
Ameriprise Financial, Inc.	6,240	1,612,416
BlackRock, Inc.	7,597	6,224,222
Capital One Financial Corp.	24,532	3,657,230
Cboe Global Markets, Inc.	6,091	635,718
CME Group, Inc.	19,186	3,875,380
Discover Financial Services (b)	16,384	1,867,776
Franklin Resources, Inc. (b)	15,250	457,500
Intercontinental Exchange, Inc.	30,018	3,533,419
Invesco Ltd.	20,322	548,694
MasterCard, Inc. - Class A	46,864	17,904,860
Nasdaq, Inc.	6,349	1,025,617
Raymond James Financial, Inc.	6,865	897,805
Synchrony Financial	29,026	1,269,597
T Rowe Price Group, Inc.	12,174	2,181,581
The Charles Schwab Corp.	79,984	5,630,874
The Western Union Co. (b)	23,151	596,370
Visa, Inc. - Class A (b)	90,656	21,173,615
		78,252,135
Electric — 2.5%
AES Corp.	36,543	1,016,626
Alliant Energy Corp.	13,096	735,602
Ameren Corp.	13,521	1,147,122
American Electric Power Co., Inc.	26,526	2,353,122
CenterPoint Energy, Inc. (b)	29,493	722,284

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Large Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
COMMON STOCKS — 97.3% (Continued)
Electric — 2.5% (Continued)
CMS Energy Corp.	15,597	$1,004,291
Consolidated Edison, Inc.	18,146	1,404,682
Dominion Energy, Inc.	43,040	3,438,896
DTE Energy Co.	10,660	1,492,613
Duke Energy Corp.	41,067	4,135,036
Edison International	20,255	1,204,160
Entergy Corp.	10,890	1,190,168
Evergy, Inc.	12,553	803,015
Eversource Energy	18,320	1,579,550
Exelon Corp.	52,189	2,345,374
FirstEnergy Corp.	29,556	1,120,764
NextEra Energy, Inc.	104,742	8,118,553
NRG Energy, Inc.	13,998	501,408
Pinnacle West Capital Corp. (b)	6,228	527,200
PPL Corp.	42,002	1,223,518
Public Service Enterprise Group, Inc. (b)	27,701	1,749,595
Sempra Energy	16,158	2,222,856
Southern Co.	56,484	3,737,546
WEC Energy Group, Inc.	17,206	1,671,907
Xcel Energy, Inc.	28,713	2,047,237
		47,493,125
Electrical Components & Equipment — 0.3%
AMETEK, Inc.	12,616	1,702,277
Emerson Electric Co.	32,065	2,901,562
Generac Holdings, Inc. (a)	3,369	1,091,387
		5,695,226
Electronics — 1.2%
Agilent Technologies, Inc.	16,274	2,174,857
Allegion PLC	5,137	690,310
Amphenol Corp. - Class A	32,359	2,179,055
FLIR Systems, Inc.	7,433	445,757
Fortive Corp. (b)	18,082	1,280,567
Garmin Ltd.	7,782	1,068,002
Honeywell International, Inc.	37,164	8,289,059
Keysight Technologies, Inc. (a)	9,931	1,433,540
Mettler-Toledo International, Inc. (a)	1,258	1,652,157
TE Connectivity Ltd.	17,686	2,378,236
Trimble, Inc. (a)	11,027	904,214
Waters Corp. (a)	3,330	998,567
		23,494,321
Energy-Alternate Sources — 0.1%
Enphase Energy, Inc. (a)	6,901	960,964

Engineering & Construction — 0.1%
Jacobs Engineering Group, Inc.	6,942	927,521

	Shares	Value
Entertainment — 0.1%
Caesars Entertainment, Inc. (a)	9,168	$896,997
Live Nation Entertainment, Inc. (a)(b)	7,742	633,915
Penn National Gaming, Inc. (a)	6,426	572,685
		2,103,597
Environmental Control — 0.2%
Pentair PLC	9,249	596,653
Republic Services, Inc.	11,664	1,239,883
Waste Management, Inc.	20,808	2,870,880
		4,707,416
Food — 1.1%
Campbell Soup Co. (b)	10,863	518,708
ConAgra Foods, Inc. (b)	26,647	988,337
General Mills, Inc. (b)	33,187	2,019,761
Hershey Co. (b)	7,817	1,284,333
Hormel Foods Corp. (b)	15,167	700,716
Kellogg Co. (b)	13,791	860,834
Lamb Weston Holdings, Inc.	7,926	638,043
McCormick & Co., Inc.	13,479	1,217,963
Mondelez International, Inc. - Class A	75,460	4,588,723
Sysco Corp.	27,288	2,312,112
The JM Smucker Co. (b)	5,845	765,637
The Kraft Heinz Co. (b)	34,221	1,412,985
The Kroger Co.	40,697	1,487,068
Tyson Foods, Inc. - Class A	16,072	1,244,776
		20,039,996
Forest Products & Paper — 0.1%
International Paper Co.	21,453	1,244,274

Gas — 0.1%
Atmos Energy Corp.	6,742	698,404
NiSource, Inc.	20,441	531,875
		1,230,279
Hand/Machine Tools — 0.1%
Snap-On, Inc.	3,036	721,354
Stanley Black & Decker, Inc.	8,609	1,780,083
		2,501,437
Healthcare-Products — 3.9%
Abbott Laboratories	94,686	11,369,895
ABIOMED, Inc. (a)	2,429	779,053
Align Technology, Inc. (a)	3,890	2,316,612
Baxter International, Inc.	26,995	2,313,202
Boston Scientific Corp. (a)	76,099	3,317,916
Danaher Corp.	33,864	8,599,424
DENTSPLY SIRONA, Inc.	12,152	820,381
Edwards Lifesciences Corp. (a)	33,383	3,188,744
Hologic, Inc. (a)(b)	13,780	903,279
IDEXX Laboratories, Inc. (a)	4,579	2,513,825

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Large Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
COMMON STOCKS — 97.3% (Continued)
Healthcare-Products — 3.9% (Continued)
Intuitive Surgical, Inc. (a)	6,293	$5,443,445
Medtronic PLC	72,057	9,433,702
PerkinElmer, Inc. (b)	6,109	791,910
ResMed, Inc.	7,776	1,461,655
STERIS PLC (b)	4,728	997,703
Stryker Corp.	17,487	4,592,611
Teleflex, Inc.	2,594	1,095,913
The Cooper Cos., Inc.	2,594	1,065,849
Thermo Fisher Scientific, Inc.	21,056	9,901,163
West Pharmaceutical Services, Inc.	4,097	1,345,946
Zimmer Biomet Holdings, Inc.	11,306	2,002,971
		74,255,199
Healthcare-Services — 2.1%
Anthem, Inc.	13,076	4,960,904
Catalent, Inc. (a)	9,038	1,016,504
Centene Corp. (a)	31,081	1,918,941
DaVita, Inc. (a)	3,849	448,524
HCA Healthcare, Inc.	14,158	2,846,607
Humana, Inc.	6,875	3,061,025
IQVIA Holdings, Inc. (a)	9,996	2,345,961
Laboratory Corp. of American Holdings (a)	5,217	1,387,044
Quest Diagnostics, Inc.	7,482	986,726
UnitedHealth Group, Inc.	50,511	20,143,787
Universal Health Services, Inc. - Class B	4,160	617,385
		39,733,408
Home Builders — 0.3%
DR Horton, Inc.	17,690	1,738,750
Lennar Corp. - Class A	14,675	1,520,330
NVR, Inc. (a)	191	958,457
PulteGroup, Inc.	14,028	829,336
		5,046,873
Home Furnishings — 0.1%
Leggett & Platt, Inc.	7,264	360,803
Whirlpool Corp. (b)	3,363	795,181
		1,155,984
Household Products/Wares — 0.3%
Avery Dennison Corp.	4,668	999,746
Church & Dwight Co., Inc.	13,486	1,156,290
Clorox Co.	6,741	1,230,232
Kimberly-Clark Corp.	18,078	2,410,159
		5,796,427
Housewares — 0.0% (c)
Newell Brands, Inc.	21,038	567,184

Insurance — 3.4%
Aflac, Inc.	34,224	1,838,855

	Shares	Value
Insurance — 3.4% (Continued)
American International Group, Inc.	46,202	$2,238,487
Aon PLC - Class A (b)	12,065	3,033,624
Arthur J Gallagher & Co.	10,244	1,484,868
Assurant, Inc.	3,094	481,426
Berkshire Hathaway, Inc. - Class B (a)	101,909	28,019,880
Chubb Ltd.	24,068	4,129,828
Cincinnati Financial Corp. (b)	8,369	943,019
Everest Re Group Ltd.	2,139	592,396
Globe Life, Inc.	5,075	520,137
Lincoln National Corp.	9,653	619,047
Loews Corp.	12,121	675,746
Marsh & McLennan Cos., Inc.	27,166	3,686,426
MetLife, Inc.	40,166	2,555,763
Principal Financial Group, Inc.	14,047	897,182
Prudential Financial, Inc.	21,233	2,130,944
The Allstate Corp.	16,173	2,050,736
The Hartford Financial Services Group, Inc.	19,121	1,261,221
The Progressive Corp.	31,311	3,154,270
The Travelers Cos., Inc.	13,479	2,084,662
Unum Group	11,363	321,118
W R Berkley Corp.	7,496	597,581
Willis Towers Watson PLC	7,017	1,816,421
		65,133,637
Internet — 11.8%
Alphabet, Inc. - Class A (a)	16,072	37,825,452
Alphabet, Inc. - Class C (a)	15,400	37,115,848
Amazon.com, Inc. (a)	22,835	79,178,536
Booking Holdings, Inc. (a)	2,193	5,408,113
CDW Corp.	7,776	1,386,694
eBay, Inc.	34,558	1,927,991
Etsy, Inc. (a)	6,720	1,335,869
Expedia Group, Inc. (a)	7,398	1,303,749
F5 Networks, Inc. (a)	3,486	651,045
Facebook, Inc. - Class A (a)	128,554	41,790,334
Netflix, Inc. (a)	23,664	12,150,754
NortonLifeLock, Inc.	31,754	686,204
Twitter, Inc. (a)	42,371	2,339,727
VeriSign, Inc. (a)	5,323	1,164,513
		224,264,829
Iron/Steel — 0.1%
Nucor Corp.	15,941	1,311,307

Leisure Time — 0.1%
Carnival Corp. (a)(b)	36,456	1,019,310
Norwegian Cruise Line Holdings Ltd. (a)(b)	19,402	602,432
Royal Caribbean Cruises Ltd. (a)(b)	11,709	1,018,097
		2,639,839

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Large Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
COMMON STOCKS — 97.3% (Continued)
Lodging — 0.4%
Hilton Worldwide Holdings, Inc. (a)	14,847	$1,910,809
Las Vegas Sands Corp. (a)	17,551	1,075,174
Marriott International, Inc. - Class A (a)	14,207	2,110,024
MGM Resorts International	22,366	910,743
Wynn Resorts Ltd. (a)	5,382	691,049
		6,697,799
Machinery-Construction & Mining — 0.4%
Caterpillar, Inc.	29,146	6,648,494

Machinery-Diversified — 0.8%
Deere & Co.	16,756	6,213,963
Dover Corp.	7,860	1,172,633
IDEX Corp.	4,193	940,071
Ingersoll Rand, Inc. (a)	19,186	947,980
Otis Worldwide Corp.	22,265	1,733,776
Rockwell Automation, Inc.	6,207	1,640,262
Westinghouse Air Brake Technologies Corp.	9,850	808,389
Xylem, Inc.	9,850	1,089,902
		14,546,976
Media — 2.2%
Charter Communications, Inc. - Class A (a)	7,568	5,096,670
Comcast Corp. - Class A	244,286	13,716,659
Discovery, Inc. - Class A (a)(b)	8,816	332,011
Discovery, Inc. - Class C (a)	15,479	500,126
DISH Network Corp. - Class A (a)(b)	13,998	626,970
Fox Corp. - Class A (b)	17,877	668,957
Fox Corp. - Class B	9,041	328,912
News Corp. - Class A (b)	21,260	556,906
News Corp. - Class B	6,742	163,898
ViacomCBS, Inc. - Class B	30,340	1,244,547
Walt Disney Co. (a)	96,122	17,880,614
		41,116,270
Mining — 0.3%
Freeport-McMoRan, Inc.	77,951	2,939,532
Newmont Goldcorp Corp.	42,780	2,669,900
		5,609,432
Miscellaneous Manufacturing — 1.3%
3M Co.	30,944	6,100,300
A O Smith Corp.	7,698	521,539
Eaton Corp. PLC	19,992	2,857,457
General Electric Co.	468,577	6,147,730
Illinois Tool Works, Inc.	15,395	3,547,932
Parker-Hannifin Corp.	7,007	2,198,867
Textron, Inc.	12,586	808,525

	Shares	Value
Miscellaneous Manufacturing — 1.3% (Continued)
Trane Technologies PLC	12,752	$2,216,680
		24,399,030
Office/Business Equipment — 0.1%
Zebra Technologies Corp. - Class A (a)	2,849	1,389,571

Oil & Gas — 2.2%
APA Corp.	20,672	413,440
Cabot Oil & Gas Corp. (b)	22,520	375,408
Chevron Corp.	101,322	10,443,259
ConocoPhillips	72,395	3,702,280
Devon Energy Corp.	31,639	739,720
Diamondback Energy, Inc.	8,926	729,522
EOG Resources, Inc.	31,190	2,296,832
Exxon Mobil Corp.	223,393	12,787,015
Hess Corp.	14,108	1,051,187
HollyFrontier Corp.	8,146	285,110
Marathon Oil Corp.	44,074	496,273
Marathon Petroleum Corp.	34,791	1,936,119
Occidental Petroleum Corp.	44,814	1,136,483
Phillips 66	23,334	1,887,954
Pioneer Natural Resources Co. (b)	10,982	1,689,361
Valero Energy Corp.	21,837	1,615,065
		41,585,028
Oil & Gas Services — 0.2%
Baker Hughes Co.	38,943	781,976
Halliburton Co.	48,177	942,342
NOV, Inc. (a)	21,161	316,357
Schlumberger Ltd.	75,862	2,052,067
		4,092,742
Packaging & Containers — 0.2%
Amcor PLC	83,480	980,890
Ball Corp.	17,522	1,640,760
Packaging Corp. of America	5,203	768,223
Sealed Air Corp.	8,604	425,038
WestRock Co.	14,010	781,057
		4,595,968
Pharmaceuticals — 5.1%
AbbVie, Inc.	94,374	10,522,701
AmerisourceBergen Corp.	7,863	949,850
Becton Dickinson and Co.	15,528	3,863,522
Bristol-Myers Squibb Co.	119,750	7,474,795
Cardinal Health, Inc.	16,105	971,776
Cigna Corp.	18,808	4,683,380
CVS Health Corp.	70,069	5,353,271
DexCom, Inc. (a)(b)	5,139	1,984,168
Eli Lilly & Co.	42,514	7,770,284
Henry Schein, Inc. (a)	7,994	579,565
Johnson & Johnson	140,497	22,863,077

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Large Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
COMMON STOCKS — 97.3% (Continued)
Pharmaceuticals — 5.1% (Continued)
McKesson Corp.	8,504	$1,595,010
Merck & Co., Inc.	135,238	10,075,231
Perrigo Co. PLC	7,611	316,846
Pfizer, Inc.	298,097	11,521,449
Viatris, Inc. (a)	66,079	878,851
Zoetis, Inc.	25,408	4,396,346
		95,800,122
Pipelines — 0.2%
Kinder Morgan, Inc.	104,058	1,774,189
ONEOK, Inc. (b)	23,779	1,244,593
Williams Cos., Inc.	66,645	1,623,472
		4,642,254
Real Estate — 0.1%
CBRE Group, Inc. - Class A (a)	18,282	1,557,626

Retail — 5.2%
Advance Auto Parts, Inc.	3,672	734,987
AutoZone, Inc. (a)	1,190	1,742,303
Best Buy Co., Inc.	12,537	1,457,677
CarMax, Inc. (a)	8,920	1,188,501
Chipotle Mexican Grill, Inc. (a)(b)	1,519	2,266,394
Costco Wholesale Corp.	23,650	8,799,928
Darden Restaurants, Inc.	7,186	1,054,330
Dollar General Corp.	13,081	2,809,145
Dollar Tree, Inc. (a)	12,964	1,489,564
Domino’s Pizza, Inc. (b)	2,154	909,720
Gap, Inc.	11,860	392,566
Genuine Parts Co.	7,862	982,514
Home Depot, Inc.	57,549	18,626,885
L Brands, Inc. (a)	12,948	853,273
Lowe’s Cos., Inc.	39,056	7,664,740
McDonald’s Corp.	39,860	9,410,149
O’Reilly Automotive, Inc. (a)	3,739	2,067,218
Ross Stores, Inc.	19,038	2,492,836
Starbucks Corp.	62,907	7,202,222
Target Corp.	26,762	5,546,692
TJX Cos., Inc.	64,161	4,555,431
Tractor Supply Co.	6,215	1,172,149
Ulta Beauty, Inc. (a)	3,008	990,685
Walgreens Boots Alliance, Inc.	38,326	2,035,111
Walmart, Inc.	74,102	10,367,611
Yum! Brands, Inc. (b)	16,052	1,918,535
		98,731,166
Savings & Loans — 0.0% (c)
People’s United Financial, Inc.	24,455	443,369

Semiconductors — 5.3%
Advanced Micro Devices, Inc. (a)	64,232	5,242,616

	Shares	Value
Semiconductors — 5.3% (Continued)
Analog Devices, Inc. (b)	19,715	$3,019,549
Applied Materials, Inc.	49,053	6,509,824
Broadcom, Inc.	21,788	9,939,686
Intel Corp.	217,149	12,492,582
IPG Photonics Corp. (a)(b)	1,963	426,187
KLA Corp.	8,232	2,595,961
Lam Research Corp.	7,650	4,746,442
Maxim Integrated Products, Inc.	14,319	1,345,986
Microchip Technology, Inc.	14,386	2,162,072
Micron Technology, Inc. (a)	59,773	5,144,662
Monolithic Power Systems, Inc.	1,760	636,029
NVIDIA Corp.	33,133	19,892,391
NXP Semiconductors NV	14,831	2,855,116
Qorvo, Inc. (a)	6,048	1,138,052
QUALCOMM, Inc.	60,696	8,424,605
Skyworks Solutions, Inc.	8,816	1,598,605
Teradyne, Inc.	9,168	1,146,733
Texas Instruments, Inc.	49,195	8,880,189
Xilinx, Inc.	13,123	1,679,219
		99,876,506
Shipbuilding — 0.0% (c)
Huntington Ingalls Industries, Inc.	2,358	500,651

Software — 9.6%
Activision Blizzard, Inc.	41,403	3,775,540
Adobe, Inc. (a)	25,607	13,017,062
Akamai Technologies, Inc. (a)	8,816	958,299
ANSYS, Inc. (a)	4,668	1,706,901
Autodesk, Inc. (a)	11,763	3,433,737
Broadridge Financial Solutions, Inc.	6,340	1,005,714
Cadence Design System, Inc. (a)	14,922	1,966,272
Cerner Corp. (b)	16,362	1,227,968
Citrix Systems, Inc.	6,371	789,048
Electronic Arts, Inc.	15,366	2,183,201
Fidelity National Information Services, Inc.	33,195	5,075,516
Fiserv, Inc. (a)(b)	29,348	3,525,282
Intuit, Inc.	14,639	6,033,610
Jack Henry & Associates, Inc. (b)	4,273	695,773
Microsoft Corp.	403,069	101,645,940
MSCI, Inc.	4,422	2,148,075
Oracle Corp.	99,109	7,511,471
Paychex, Inc.	17,485	1,704,613
Paycom Software, Inc. (a)	2,594	997,160
Roper Technologies, Inc.	5,702	2,545,601
Salesforce.com, Inc. (a)	49,057	11,298,808
ServiceNow, Inc. (a)	10,484	5,308,783
Synopsys, Inc. (a)	8,302	2,051,092

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Large Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
COMMON STOCKS — 97.3% (Continued)
Software — 9.6% (Continued)
Take-Two Interactive Software, Inc. (a)	6,222	$1,091,214
Tyler Technologies, Inc. (a)	2,232	948,288
		182,644,968
Telecommunications — 2.4%
Arista Networks, Inc. (a)	2,982	939,837
AT&T, Inc.	381,128	11,971,230
Cisco Systems, Inc.	225,611	11,485,856
Corning, Inc. (b)	41,050	1,814,821
Juniper Networks, Inc.	18,277	464,053
Lumen Technologies, Inc. (b)	53,914	691,717
Motorola Solutions, Inc.	9,024	1,699,219
T-Mobile US, Inc. (a)	31,221	4,125,231
Verizon Communications, Inc.	221,160	12,780,836
		45,972,800
Textiles — 0.0% (c)
Mohawk Industries, Inc. (a)	3,363	691,096

Toys/Games/Hobbies — 0.0% (c)
Hasbro, Inc.	6,897	685,907

Transportation — 1.7%
CH Robinson Worldwide, Inc. (b)	7,533	731,303
CSX Corp.	40,761	4,106,671
Expeditors International of Washington, Inc.	9,358	1,028,070
FedEx Corp.	13,067	3,793,481
JB Hunt Trasport Services, Inc.	4,473	763,586
Kansas City Southern	4,844	1,415,465
Norfolk Southern Corp.	13,462	3,759,129
Old Dominion Freight Line, Inc.	5,306	1,367,940
Union Pacific Corp.	35,781	7,946,602
United Parcel Service, Inc. - Class B	38,526	7,853,910
		32,766,157
Water — 0.1%
American Water Works Co., Inc.	9,850	1,536,501
TOTAL COMMON STOCKS (Cost $1,367,533,266)		1,844,562,574

REAL ESTATE INVESTMENT TRUSTS — 2.5%
Alexandria Real Estate Equities, Inc.	6,738	1,220,252
American Tower Corp.	23,746	6,049,768
AvalonBay Communities, Inc.	7,463	1,432,896
Boston Properties, Inc.	7,776	850,306
Crown Castle International Corp.	22,826	4,315,484
Digital Realty Trust, Inc.	15,038	2,320,514
Duke Realty Corp.	20,164	938,029
Equinix, Inc.	4,705	3,391,176

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS — 2.5% (Continued)
Equity Residential (b)	18,312	$1,359,300
Essex Property Trust, Inc.	3,485	1,012,462
Extra Space Storage, Inc.	7,102	1,055,996
Federal Realty Investment Trust (b)	3,755	423,714
Healthpeak Properties, Inc. (b)	28,781	988,339
Host Hotels & Resorts, Inc. (a)(b)	39,727	721,442
Iron Mountain, Inc. (b)	15,898	637,828
Kimco Realty Corp. (b)	23,107	485,247
Mid-America Apartment Communities, Inc.	6,287	989,134
Prologis, Inc.	39,525	4,605,848
Public Storage	8,305	2,335,034
Realty Income Corp.	19,963	1,380,441
Regency Centers Corp.	9,210	586,309
SBA Communications Corp.	5,830	1,747,368
Simon Property Group, Inc. (b)	17,554	2,137,024
SL Green Realty Corp. (b)	4,670	345,627
UDR, Inc.	16,072	746,544
Ventas, Inc.	20,372	1,129,831
Vornado Realty Trust	8,816	403,332
Welltower, Inc.	22,272	1,671,068
Weyerhaeuser Co.	40,880	1,584,918
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $39,124,344)		46,865,231

	Principal Amount
SHORT-TERM INVESTMENTS — 0.2%
Money Market Deposit Accounts — 0.2%
U.S. Bank Money Market Deposit Account 0.003% (d)	$2,927,492	2,927,492
TOTAL SHORT-TERM INVESTMENTS (Cost $2,927,492)		2,927,492

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Large Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 5.2%
Mount Vernon Liquid Assets Portfolio, LLC 0.11% (d)	99,363,502	$99,363,502
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $99,363,502)		99,363,502
Total Investments (Cost $1,508,948,604) — 105.2%		1,993,718,799
Liabilities in Excess of Other Assets — (5.2)%		(98,946,472)
TOTAL NET ASSETS — 100.0%		$1,894,772,327

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of April 30, 2021. The total value of securities on loan is $97,852,910 or 5.2% of net assets.
(c)	Less than 0.05%
(d)	The rate shown is as of April 30, 2021.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Mid Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2021

	Shares	Value
COMMON STOCKS — 51.1%
Aerospace/Defense — 0.2%
Hexcel Corp. (a)(b)	8,986	$506,900
Mercury Systems, Inc. (a)	6,031	453,773
		960,673
Agriculture — 0.3%
Darling Ingredients, Inc. (a)	17,477	1,213,778

Airlines — 0.2%
JetBlue Airways Corp. (a)	33,962	691,466

Apparel — 0.8%
Capri Holdings Ltd. (a)	16,237	894,334
Carter’s, Inc.	4,736	515,229
Columbia Sportswear Co.	3,282	357,771
Deckers Outdoor Corp. (a)	3,028	1,024,070
Skechers U.S.A, Inc. - Class A (a)	14,700	712,803
Urban Outfitters, Inc. (a)	7,355	264,044
		3,768,251
Auto Parts & Equipment — 1.0%
Adient PLC (a)	10,104	468,219
Dana, Inc.	15,548	393,364
Fox Factory Holding Corp. (a)	4,489	687,850
Gentex Corp.	26,182	921,083
Lear Corp.	5,881	1,081,163
The Goodyear Tire & Rubber Co. (a)	25,076	431,558
Visteon Corp. (a)	3,005	366,039
		4,349,276
Banks — 4.2%
Associated Banc-Corp.	16,427	359,587
BancorpSouth Bank	10,359	306,523
Bank of Hawaii Corp.	4,310	391,736
Bank OZK (b)	12,988	532,378
Cathay General Bancorp	8,036	325,297
CIT Group, Inc.	10,607	565,247
Commerce Bancshares, Inc. (b)	11,321	880,887
Cullen Frost Bankers, Inc. (b)	6,040	725,162
East West Bancorp, Inc.	15,214	1,158,546
First Financial Bankshares, Inc. (b)	15,291	750,482
First Horizon Corp.	59,694	1,091,803
FNB Corp.	34,553	445,388
Fulton Financial Corp.	17,444	297,420
Glacier Bancorp, Inc.	10,255	604,532
Hancock Whitney Corp.	9,322	431,049
Home BancShares, Inc.	16,327	454,381
International Bancshares Corp.	5,991	283,914
Morgan Stanley	7,071	583,711
PacWest Bancorp	12,549	544,752
Pinnacle Financial Partners, Inc.	8,166	715,668
Prosperity Bancshares, Inc.	9,983	732,353

	Shares	Value
Banks — 4.2% (Continued)
Signature Bank	6,132	$1,542,259
Synovus Financial Corp.	15,975	748,589
TCF Financial Corp.	16,397	746,392
Texas Capital Bancshares, Inc. (a)	5,427	372,455
Trustmark Corp.	6,820	221,036
UMB Financial Corp.	4,665	452,645
Umpqua Holdings Corp.	23,684	441,470
United Bankshares, Inc.	13,860	544,282
Valley National Bancorp	43,595	600,303
Webster Financial Corp.	9,706	513,545
Wintrust Financial Corp.	6,118	471,698
		18,835,490
Beverages — 0.3%
The Boston Beer Co., Inc. - Class A (a)(b)	993	1,207,975

Biotechnology — 0.9%
Arrowhead Pharmaceuticals, Inc. (a)	11,151	811,347
Emergent BioSolutions, Inc. (a)	4,873	297,155
Exelixis, Inc. (a)	33,530	825,509
Halozyme Therapeutics, Inc. (a)	13,666	682,617
Ligand Pharmaceuticals, Inc. (a)	1,789	260,997
Nektar Therapeutics (a)(b)	19,583	384,023
United Therapeutics Corp. (a)	4,788	965,069
		4,226,717
Building Materials — 1.6%
Builders FirstSource, Inc. (a)(b)	22,189	1,079,939
Eagle Materials, Inc. (a)	4,510	623,011
Lennox International, Inc. (b)	3,693	1,238,411
Louisiana-Pacific Corp.	11,442	753,799
MDU Resources Group, Inc.	21,550	721,063
Owens Corning	11,276	1,091,630
Simpson Manufacturing Co., Inc.	4,655	524,618
Trex Co., Inc. (a)(b)	12,448	1,344,259
		7,376,730
Chemicals — 1.2%
Ashland Global Holdings, Inc. (b)	5,863	505,449
Cabot Corp.	6,089	334,164
Ingevity Corp. (a)	4,618	360,574
Minerals Technologies, Inc.	3,638	284,273
NewMarket Corp.	783	271,380
Olin Corp.	15,347	660,381
RPM International, Inc. (b)	13,987	1,326,527
Sensient Technologies Corp. (b)	4,557	374,768
The Chemours Co.	17,748	535,990
Valvoline, Inc.	19,499	612,269
		5,265,775
Commercial Services — 2.2%
Adtalem Global Education, Inc. (a)	5,395	185,102

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Mid Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
COMMON STOCKS — 51.1% (Continued)
Commercial Services — 2.2% (Continued)
ASGN, Inc. (a)	5,699	$599,421
Avis Budget Group, Inc. (a)(b)	5,556	497,873
CoreLogic, Inc.	7,867	627,000
FTI Consulting, Inc. (a)	3,681	511,107
Graham Holdings Co. - Class B	435	276,490
Grand Canyon Education, Inc. (a)	5,041	545,890
H&R Block, Inc.	19,710	438,745
HealthEquity, Inc. (a)	8,910	676,893
Insperity, Inc.	3,815	333,965
John Wiley & Sons, Inc. - Class A (b)	4,676	266,251
LiveRamp Holdings, Inc. (a)	7,193	352,313
ManpowerGroup, Inc.	5,909	714,339
Paylocity Holding Corp. (a)	4,033	779,337
Sabre Corp. (a)(b)	34,101	510,833
Service Corp. International	18,211	973,196
Strategic Education, Inc.	2,622	196,807
The Brink’s Co.	5,318	425,015
WEX, Inc. (a)	4,745	973,721
WW International, Inc. (a)	5,120	142,029
		10,026,327
Computers — 0.9%
CACI International, Inc. - Class A (a)	2,710	690,671
Lumentum Holdings, Inc. (a)(b)	8,136	691,967
Maximus, Inc.	6,605	605,282
NCR Corp. (a)	13,977	639,448
NetScout Systems, Inc. (a)	7,890	206,678
Perspecta, Inc.	14,710	430,562
Qualys, Inc. (a)(b)	3,628	367,734
Science Applications International Corp.	6,260	559,769
		4,192,111
Cosmetics/Personal Care — 0.1%
Coty, Inc. - Class A (a)	30,488	305,185

Distribution/Wholesale — 0.7%
Avient Corp.	9,816	498,358
IAA, Inc. (a)	14,462	908,358
KAR Auction Services, Inc. (a)	13,939	208,946
Univar Solutions, Inc. (a)	18,205	425,087
Watsco, Inc.	3,529	1,033,503
		3,074,252
Diversified Financial Services — 1.7%
Affiliated Managers Group, Inc.	4,584	738,803
Alliance Data Systems Corp.	5,343	629,673
Evercore, Inc.	4,519	633,247
Federated Hermes, Inc.	10,112	291,226
Interactive Brokers Group, Inc.	8,682	620,937
Janus Henderson Group PLC	18,340	630,713

	Shares	Value
Diversified Financial Services — 1.7% (Continued)
Jefferies Financial Group, Inc.	21,762	$707,483
LendingTree, Inc. (a)(b)	1,174	242,419
Navient Corp.	19,749	332,376
PROG Holdings, Inc.	7,276	370,639
SEI Investments Co.	12,801	786,493
SLM Corp.	39,082	768,352
Stifel Financial Corp. (b)	11,278	780,325
		7,532,686
Electric — 0.8%
ALLETE, Inc.	5,585	392,961
Black Hills Corp.	6,752	465,753
Hawaiian Electric Industries, Inc.	11,732	505,180
IDACORP, Inc.	5,427	556,159
NorthWestern Corp. (b)	5,437	369,879
OGE Energy Corp.	21,500	721,540
PNM Resources, Inc.	9,226	455,395
		3,466,867
Electrical Components & Equipment — 0.7%
Acuity Brands, Inc. (b)	3,873	718,519
Belden, Inc.	4,801	207,787
Energizer Holdings, Inc.	6,242	307,730
EnerSys	4,586	419,986
Littelfuse, Inc.	2,640	700,234
Universal Display Corp.	4,603	1,029,645
		3,383,901
Electronics — 1.8%
Arrow Electronics, Inc. (a)	8,015	914,271
Avnet, Inc.	10,690	469,505
Coherent, Inc. (a)	2,630	683,774
Hubbell, Inc.	5,832	1,119,802
II-VI, Inc. (a)(b)	11,261	756,064
Jabil, Inc.	14,552	762,816
National Instruments Corp.	14,144	585,703
nVent Electric PLC	18,070	550,231
SYNNEX Corp.	4,439	538,007
Vishay Intertechnology, Inc.	14,253	350,196
Vontier Corp. (a)	18,109	567,536
Woodward, Inc.	6,297	787,188
		8,085,093
Energy-Alternate Sources — 0.7%
First Solar, Inc. (a)(b)	9,110	697,188
SolarEdge Technologies, Inc. (a)(b)	5,547	1,461,857
Sunrun, Inc. (a)(b)	17,203	842,947
		3,001,992
Engineering & Construction — 1.0%
AECOM (a)	15,874	1,054,510
Dycom Industries, Inc. (a)(b)	3,292	308,822
EMCOR Group, Inc.	5,891	705,742
Fluor Corp. (a)	13,466	309,449

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Mid Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
COMMON STOCKS — 51.1% (Continued)
Engineering & Construction — 1.0% (Continued)
KBR, Inc.	15,142	$599,017
MasTec, Inc. (a)	6,066	633,048
TopBuild Corp. (a)	3,547	788,782
		4,399,370
Entertainment — 0.6%
Churchill Downs, Inc.	3,726	788,049
Cinemark Holdings, Inc. (a)(b)	11,602	245,962
Marriott Vacations Worldwide Corp. (a)(b)	4,429	786,723
Scientific Games Corp. (a)	6,051	354,105
Six Flags Entertainment Corp.	8,146	382,699
		2,557,538
Environmental Control — 0.4%
Clean Harbors, Inc. (a)	5,420	482,163
Stericycle, Inc. (a)	9,846	751,053
Tetra Tech, Inc.	5,832	744,338
		1,977,554
Food — 0.9%
Flowers Foods, Inc.	21,163	507,065
Grocery Outlet Holding Corp. (a)	9,319	376,394
Ingredion, Inc.	7,216	674,047
Lancaster Colony Corp. (b)	2,106	388,999
Pilgrim’s Pride Corp. (a)	5,237	125,479
Post Holdings, Inc. (a)	6,435	732,174
Sanderson Farms, Inc.	2,136	351,436
Sprouts Farmers Market, Inc. (a)	12,673	324,556
The Hain Celestial Group, Inc. (a)(b)	8,802	360,970
Tootsie Roll Industries, Inc. (b)	1,914	60,433
TreeHouse Foods, Inc. (a)(b)	6,009	286,028
		4,187,581
Food Service — 0.1%
Healthcare Services Group, Inc. (b)	8,027	240,409

Forest Products & Paper — 0.0% (c)
Domtar Corp. (a)	5,921	233,406

Gas — 0.7%
National Fuel Gas Co.	9,796	486,469
New Jersey Resources Corp.	10,340	433,763
ONE Gas, Inc.	5,724	460,610
Southwest Gas Holdings, Inc.	6,150	428,778
Spire, Inc.	5,551	418,212
UGI Corp.	22,409	979,498
		3,207,330
Hand/Machine Tools — 0.5%
Kennametal, Inc. (b)	8,975	360,436
Lincoln Electric Holdings, Inc.	6,411	820,929
MSA Safety, Inc. (b)	3,911	628,732

	Shares	Value
Hand/Machine Tools — 0.5% (Continued)
Regal Beloit Corp.	4,368	$630,870
		2,440,967
Healthcare-Products — 2.5%
Avanos Medical, Inc. (a)	5,160	222,964
Bio-Techne Corp.	4,175	1,784,771
Cantel Medical Corp. (a)	4,047	355,772
Globus Medical, Inc. - Class A (a)(b)	8,304	595,978
Haemonetics Corp. (a)	5,467	367,710
Hill-Rom Holdings, Inc.	7,132	786,089
ICU Medical, Inc. (a)	2,116	440,699
Integra LifeSciences Holdings Corp. (a)	7,621	564,564
LivaNova PLC (a)	5,230	443,870
Masimo Corp. (a)	5,464	1,271,309
Neogen Corp. (a)	5,726	549,753
NuVasive, Inc. (a)(b)	5,521	394,475
Penumbra, Inc. (a)(b)	3,647	1,115,945
Quidel Corp. (a)(b)	4,135	433,307
Repligen Corp. (a)	5,477	1,159,536
STAAR Surgical Co. (a)(b)	5,001	685,187
		11,472,502
Healthcare-Services — 2.0%
Acadia Healthcare Co., Inc. (a)	9,569	582,943
Amedisys, Inc. (a)	3,529	952,301
Charles River Laboratories International, Inc. (a)	5,344	1,776,613
Chemed Corp.	1,719	819,293
Encompass Health Corp.	10,665	905,032
LHC Group, Inc. (a)	3,393	706,660
Medpace Holdings, Inc. (a)	2,959	502,083
Molina Healthcare, Inc. (a)	6,233	1,590,038
Syneos Health, Inc. (a)	8,881	753,553
Tenet Healthcare Corp. (a)(b)	11,409	676,097
		9,264,613
Home Builders — 0.6%
KB Home	9,560	461,079
Taylor Morrison Home Corp. (a)	13,848	432,196
Thor Industries, Inc.	5,951	842,602
Toll Brothers, Inc.	12,038	754,783
Tri Pointe Homes, Inc. (a)	12,811	305,158
		2,795,818
Home Furnishings — 0.2%
Herman Miller, Inc. (b)	6,336	262,944
Tempur Sealy International, Inc.	20,520	782,633
		1,045,577
Household Products/Wares — 0.1%
Helen of Troy Ltd. (a)(b)	2,618	552,948

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Mid Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
COMMON STOCKS — 51.1% (Continued)
Housewares — 0.2%
The Scotts Miracle-Gro Co.	4,368	$1,009,707

Insurance — 2.7%
Alleghany Corp. (a)	1,506	1,022,529
American Financial Group, Inc.	7,522	924,153
Brighthouse Financial, Inc. (a)	9,390	439,358
Brown & Brown, Inc.	25,161	1,338,062
CNO Financial Group, Inc.	14,478	369,623
Essent Group Ltd.	12,132	637,901
First American Financial Corp.	11,810	761,745
Genworth Financial, Inc. - Class A (a)	54,382	234,930
Kemper Corp.	6,612	516,133
Kinsale Capital Group, Inc.	2,301	400,397
Mercury General Corp.	2,857	177,905
MGIC Investment Corp.	36,390	554,584
Old Republic International Corp.	30,404	748,546
Primerica, Inc.	4,228	675,508
Reinsurance Group of America, Inc.	7,306	953,652
RenaissanceRe Holdings Ltd.	5,447	919,508
RLI Corp. (b)	4,270	475,934
Selective Insurance Group, Inc.	6,435	489,961
The Hanover Insurance Group, Inc.	3,907	540,377
		12,180,806
Internet — 0.3%
GrubHub, Inc. (a)(b)	10,023	681,965
TripAdvisor, Inc. (a)(b)	10,358	488,173
Yelp, Inc. (a)	7,574	297,658
		1,467,796
Iron/Steel — 0.9%
Cleveland-Cliffs, Inc. (a)(b)	49,326	880,962
Commercial Metals Co.	12,901	376,967
Reliance Steel & Aluminum Co.	6,840	1,096,521
Steel Dynamics, Inc.	21,547	1,168,278
United States Steel Corp. (b)	28,206	649,020
		4,171,748
Leisure Time — 0.7%
Brunswick Corp.	8,362	895,821
Harley-Davidson, Inc.	16,479	797,089
Polaris Industries, Inc.	6,258	876,308
YETI Holdings, Inc. (a)(b)	8,059	688,400
		3,257,618
Lodging — 0.5%
Boyd Gaming Corp. (a)	8,658	572,727
Choice Hotels International, Inc. (a)(b)	3,101	352,894
Travel + Leisure Co.	9,232	595,741
Wyndham Hotels & Resorts, Inc.	10,014	732,123
		2,253,485

	Shares	Value
Machinery-Construction & Mining — 0.3%
Oshkosh Corp.	7,354	$915,058
Terex Corp.	7,454	350,264
		1,265,322
Machinery-Diversified — 2.2%
AGCO Corp.	6,633	967,887
Cognex Corp.	18,922	1,629,563
Colfax Corp. (a)	10,826	489,227
Crane Co. (b)	5,318	500,211
Curtiss-Wright Corp.	4,399	562,632
Flowserve Corp. (b)	14,005	555,158
Graco, Inc.	18,140	1,393,152
Nordson Corp.	5,811	1,228,504
The Middleby Corp. (a)(b)	5,981	1,084,475
The Toro Co.	11,562	1,325,005
		9,735,814
Media — 0.9%
Cable One, Inc. (b)	584	1,045,360
FactSet Research Systems, Inc.	4,081	1,372,114
TEGNA, Inc.	23,605	473,516
The New York Times Co. - Class A	15,578	707,397
World Wrestling Entertainment, Inc. - Class A (b)	5,024	276,873
		3,875,260
Metal Fabricate/Hardware — 0.3%
The Timken Co.	7,326	614,432
Valmont Industries, Inc.	2,283	563,558
Worthington Industries, Inc.	3,706	241,854
		1,419,844
Mining — 0.2%
Compass Minerals International, Inc.	3,648	247,772
Royal Gold, Inc.	7,055	789,172
		1,036,944
Miscellaneous Manufacturing — 0.9%
Axon Enterprise, Inc. (a)	6,853	1,038,983
Carlisle Cos., Inc.	5,726	1,097,388
Donaldson Co., Inc.	13,554	852,275
ITT, Inc.	9,292	876,329
Trinity Industries, Inc. (b)	8,826	243,951
		4,108,926
Office/Business Equipment — 0.1%
Xerox Holdings Corp.	17,930	432,830

Oil & Gas — 0.5%
Cimarex Energy Co.	11,053	731,709
CNX Resources Corp. (a)(b)	23,612	316,873
Devon Energy Corp.	22,527	526,681
EQT Corp. (a)(b)	29,973	572,484
Murphy Oil Corp.	15,519	262,737
		2,410,484

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Mid Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
COMMON STOCKS — 51.1% (Continued)
Oil & Gas Services — 0.1%
ChampionX Corp. (a)	20,033	$420,893

Packaging & Containers — 0.6%
AptarGroup, Inc.	7,003	1,056,122
Greif, Inc. - Class A	2,847	172,272
O-I Glass, Inc. (a)	16,923	279,060
Silgan Holdings, Inc.	8,394	353,975
Sonoco Products Co.	10,795	706,641
		2,568,070
Pharmaceuticals — 0.5%
Jazz Pharmaceuticals PLC (a)	6,050	994,620
PRA Health Sciences, Inc. (a)	6,939	1,158,050
		2,152,670
Pipelines — 0.1%
Antero Midstream Corp.	30,754	265,714
Equitrans Midstream Corp.	43,837	357,710
		623,424
Real Estate — 0.2%
Jones Lang LaSalle, Inc. (a)	5,495	1,032,565

Retail — 3.4%
American Eagle Outfitters, Inc. (b)	16,071	555,574
AutoNation, Inc. (a)(b)	5,919	606,579
BJ’s Wholesale Club Holdings, Inc. (a)(b)	14,749	658,838
Casey’s General Stores, Inc. (b)	3,967	881,428
Cracker Barrel Old Country Store, Inc.	2,551	427,216
Dick’s Sporting Goods, Inc. (b)	7,069	583,758
FirstCash, Inc.	4,409	317,580
Five Below, Inc. (a)	6,001	1,207,821
Foot Locker, Inc.	11,198	660,458
Jack in the Box, Inc. (b)	2,454	296,075
Kohl’s Corp.	16,942	993,818
Lithia Motors, Inc. - Class A (b)	2,865	1,101,249
MSC Industrial Direct Co., Inc. - Class A	5,023	452,874
Murphy USA, Inc.	2,727	380,144
Nordstrom, Inc. (a)	11,704	429,303
Nu Skin Enterprises, Inc. - Class A (b)	5,465	288,880
Ollie’s Bargain Outlet Holdings, Inc. (a)(b)	6,118	564,508
Papa John’s International, Inc. (b)	3,544	342,776
RH (a)(b)	1,759	1,210,227
Texas Roadhouse, Inc. (a)	7,029	752,243
The Wendy’s Co.	19,245	434,360
Williams-Sonoma, Inc. (b)	8,235	1,406,126
Wingstop, Inc. (b)	3,194	505,961

	Shares	Value
Retail — 3.4% (Continued)
World Fuel Services Corp.	6,780	$209,705
		15,267,501
Savings & Loans — 0.3%
New York Community Bancorp, Inc. (b)	50,050	598,598
Sterling Bancorp	20,795	522,578
Washington Federal, Inc.	8,154	265,413
		1,386,589
Semiconductors — 1.3%
Amkor Technology, Inc.	11,505	232,631
Brooks Automation, Inc.	7,979	808,512
Cirrus Logic, Inc. (a)	6,243	464,542
CMC Materials, Inc.	3,134	574,870
Cree, Inc. (a)(b)	11,935	1,186,578
MKS Instruments, Inc.	5,931	1,062,301
Semtech Corp. (a)	6,989	473,435
Silicon Laboratories, Inc. (a)(b)	4,726	666,130
Synaptics, Inc. (a)(b)	3,758	525,631
		5,994,630
Software — 2.1%
ACI Worldwide, Inc. (a)	12,593	475,764
Blackbaud, Inc. (a)	5,198	369,682
CDK Global, Inc. (b)	13,085	701,225
Ceridian HCM Holding, Inc. (a)(b)	14,071	1,329,428
CommVault Systems, Inc. (a)	5,053	351,234
Concentrix Corp. (a)	4,469	694,393
Fair Isaac Corp. (a)	3,138	1,636,185
J2 Global, Inc. (a)(b)	4,562	552,002
Manhattan Associates, Inc. (a)	6,859	941,329
PTC, Inc. (a)	11,298	1,479,360
Sailpoint Technologies Holdings, Inc. (a)	9,829	479,950
Teradata Corp. (a)(b)	11,713	579,442
		9,589,994
Telecommunications — 0.5%
Ciena Corp. (a)	16,676	841,638
InterDigital, Inc.	3,310	229,780
Iridium Communications, Inc. (a)	12,700	482,473
Telephone and Data Systems, Inc.	10,707	246,047
Viasat, Inc. (a)(b)	6,990	362,012
		2,161,950
Toys/Games/Hobbies — 0.2%
Mattel, Inc. (a)	37,422	803,076

Transportation — 0.9%
Kirby Corp. (a)	6,455	411,184
Knight-Swift Transportation Holdings, Inc.	13,176	620,853
Landstar System, Inc.	4,122	710,138

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Mid Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
COMMON STOCKS — 51.1% (Continued)
Transportation — 0.9% (Continued)
Ryder System, Inc.	5,772	$460,836
Werner Enterprises, Inc.	6,136	283,667
XPO Logistics, Inc. (a)	10,981	1,527,677
		4,014,355
Trucking & Leasing — 0.1%
GATX Corp. (b)	3,776	368,953

Water — 0.2%
Essential Utilities, Inc. (b)	23,998	1,131,026
TOTAL COMMON STOCKS (Cost $166,087,016)		231,482,438

REAL ESTATE INVESTMENT TRUSTS — 5.0%
American Campus Communities, Inc.	14,797	668,972
Apartment Income REIT Corp.	16,004	722,581
Brixmor Property Group, Inc.	31,892	712,467
Camden Property Trust	10,487	1,263,474
CoreSite Realty Corp.	4,596	558,368
Corporate Office Properties Trust	12,060	338,162
Cousins Properties, Inc.	15,965	585,437
CyrusOne, Inc.	12,945	942,784
Douglas Emmett, Inc.	17,724	594,463
EastGroup Properties, Inc.	4,263	676,368
EPR Properties	8,037	383,445
First Industrial Realty Trust, Inc.	13,880	690,808
Healthcare Realty Trust, Inc.	15,017	482,947
Highwoods Properties, Inc.	11,170	500,304
Hudson Pacific Properties, Inc. (b)	16,220	455,944
JBG SMITH Properties	11,876	387,276
Kilroy Realty Corp.	11,383	780,191
Lamar Advertising Co. - Class A	9,292	920,280
Life Storage, Inc.	8,110	779,047
Medical Properties Trust, Inc.	62,337	1,374,531
National Retail Properties, Inc.	18,832	874,181
Omega Healthcare Investors, Inc.	24,904	946,352
Park Hotels & Resorts, Inc. (a)(b)	25,405	566,786
Pebblebrook Hotel Trust	14,111	336,971
Physicians Realty Trust	22,630	423,860
PotlatchDeltic Corp.	7,197	427,214
PS Business Parks, Inc.	2,157	350,232
Rayonier, Inc.	14,809	537,270
Rexford Industrial Realty, Inc.	14,127	784,755
Sabra Health Care REIT, Inc.	22,650	411,550
Service Properties Trust	17,714	218,148
SL Green Realty Corp. (b)	7,451	551,449
Spirit Realty Capital, Inc.	12,345	586,881
STORE Capital Corp.	25,784	922,809
The Macerich Co.	12,475	172,030

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS — 5.0% (Continued)
Urban Edge Properties	11,823	$222,864
Weingarten Realty Investors	12,906	417,379
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $17,690,002)		22,568,580

	Principal Amount
SHORT-TERM INVESTMENTS — 43.9%
Money Market Deposit Accounts — 1.6%
U.S. Bank Money Market Deposit Account 0.003% (d)	$7,041,782	7,041,782

U.S. Treasury Bills — 42.3%
0.00% 05/20/2021 (b)	191,527,000	191,526,548
TOTAL SHORT-TERM INVESTMENTS (Cost $198,565,950)		198,568,330

	Shares
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 30.3%
Mount Vernon Liquid Assets Portfolio, LLC 0.11% (d)	137,140,210	$137,140,210
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURIITES LENDING (Cost $137,140,210)		137,140,210
Total Investments (Cost $519,483,178) — 130.3%		589,759,558
Liabilities in Excess of Other Assets — (30.3)%		(137,285,276)
TOTAL NET ASSETS — 100.0%		$452,474,282

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of April 30, 2021. The total value of securities on loan is $133,729,108 or 29.6% of net assets.
(c)	Less than 0.05%
(d)	The rate shown is as of April 30, 2021.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2021

	Shares	Value
COMMON STOCKS — 53.7%
Auto Manufacturers — 2.4%
PACCAR, Inc.	11,231	$1,009,442
Tesla Motors, Inc. (a)(b)	25,261	17,921,164
		18,930,606
Beverages — 1.2%
Keurig Dr Pepper, Inc.	45,742	1,639,851
Monster Beverage Corp. (b)	17,089	1,658,487
PepsiCo, Inc.	44,924	6,476,244
		9,774,582
Biotechnology — 2.4%
Alexion Pharmaceuticals, Inc. (b)	7,118	1,200,664
Amgen, Inc.	18,693	4,479,591
Biogen, Inc. (b)	4,940	1,320,610
Gilead Sciences, Inc.	40,745	2,586,085
Illumina, Inc. (b)	4,750	1,865,990
Incyte Corp. (b)	6,831	583,231
Moderna, Inc. (b)	12,868	2,301,056
Regeneron Pharmaceuticals, Inc. (b)	3,428	1,649,896
Seagen, Inc. (b)	5,863	842,865
Vertex Pharmaceuticals, Inc. (b)	8,452	1,844,226
		18,674,214
Commercial Services — 1.9%
Automatic Data Processing, Inc.	13,932	2,605,145
Cintas Corp.	3,403	1,174,511
PayPal Holdings, Inc. (b)	37,904	9,941,840
Verisk Analytics, Inc.	5,073	954,739
		14,676,235
Computers — 6.2%
Apple, Inc.	357,010	46,932,534
Check Point Software Technologies Ltd. (b)	4,369	510,343
Cognizant Technology Solutions Corp.	16,897	1,358,519
		48,801,396
Distribution/Wholesale — 0.2%
Copart, Inc. (b)	7,318	911,164
Fastenal Co.	17,879	934,714
		1,845,878
Electric — 0.5%
American Electric Power Co., Inc.	16,140	1,431,780
Exelon Corp.	31,600	1,420,104
Xcel Energy, Inc.	17,400	1,240,620
		4,092,504
Food — 0.6%
Mondelez International, Inc.	45,700	2,779,017
The Kraft Heinz Co.	39,585	1,634,465
		4,413,482

	Shares	Value
Healthcare-Products — 0.8%
Align Technology, Inc. (b)	2,566	$1,528,130
IDEXX Laboratories, Inc. (b)	2,768	1,519,604
Intuitive Surgical, Inc. (b)	3,822	3,306,030
		6,353,764
Internet — 14.1%
Alphabet, Inc. - Class A (b)	6,396	15,052,986
Alphabet, Inc. - Class C (b)	6,966	16,788,896
Amazon.com, Inc. (b)	10,714	37,149,938
Baidu, Inc. - ADR (b)	8,768	1,844,174
Booking Holdings, Inc. (b)	1,342	3,309,479
CDW Corp.	4,458	794,995
eBay, Inc.	21,799	1,216,166
Facebook, Inc. - Class A (b)	51,156	16,629,793
JD.com, Inc. - ADR (b)	26,885	2,079,824
Match Group, Inc. (b)	8,664	1,348,378
MercadoLibre, Inc. (b)	1,634	2,566,981
Netflix, Inc. (b)	14,372	7,379,591
Okta, Inc. (a)(b)	3,908	1,053,988
Pinduoduo, Inc. - ADR (b)	11,183	1,497,739
TRIP.COM GROUP (b)	16,289	636,574
VeriSign, Inc. (b)	3,600	787,572
		110,137,074
Leisure Time — 0.1%
Peloton Interactive, Inc. - Class A (b)	8,318	818,075

Lodging — 0.2%
Marriott International, Inc. (b)	10,499	1,559,312

Media — 1.8%
Charter Communications, Inc. - Class A (b)	6,273	4,224,552
Comcast Corp. - Class A	148,370	8,330,975
Fox Corp. - Class A (a)	10,725	401,330
Fox Corp. - Class B	8,137	296,024
Sirius XM Holdings, Inc. (a)	135,148	824,403
		14,077,284
Pharmaceuticals — 0.1%
DexCom, Inc. (b)	3,117	1,203,474

Retail — 2.1%
Costco Wholesale Corp.	14,343	5,336,887
Dollar Tree, Inc. (b)	7,409	851,294
Lululemon Athletica, Inc. (b)	4,055	1,359,520
O’Reilly Automotive, Inc. (b)	2,320	1,282,682
Ross Stores, Inc.	11,540	1,511,048
Starbucks Corp.	38,150	4,367,793
Walgreens Boots Alliance, Inc.	27,963	1,484,835
		16,194,059

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
COMMON STOCKS — 53.7% (Continued)
Semiconductors — 7.8%
Advanced Micro Devices, Inc. (b)	39,099	$3,191,260
Analog Devices, Inc. (a)	12,017	1,840,524
Applied Materials, Inc.	29,679	3,938,700
ASML Holding NV	2,520	1,633,212
Broadcom, Inc.	13,153	6,000,399
Intel Corp.	131,482	7,564,159
KLA Corp.	4,987	1,572,650
Lam Research Corp.	4,689	2,909,290
Marvell Technology, Inc.	21,780	984,674
Maxim Integrated Products, Inc.	8,331	783,114
Microchip Technology, Inc.	8,714	1,309,627
Micron Technology, Inc. (b)	36,188	3,114,701
NVIDIA Corp.	20,124	12,082,047
NXP Semiconductors NV	8,970	1,726,815
QUALCOMM, Inc.	36,769	5,103,537
Skyworks Solutions, Inc.	5,220	946,543
Texas Instruments, Inc.	29,852	5,388,585
Xilinx, Inc.	7,939	1,015,874
		61,105,711
Software — 9.4%
Activision Blizzard, Inc.	25,129	2,291,514
Adobe, Inc. (b)	15,493	7,875,712
ANSYS, Inc. (b)	2,811	1,027,870
Atlassian Corp. PLC - Class A (b)	4,314	1,024,834
Autodesk, Inc. (b)	7,141	2,084,529
Cadence Design System, Inc. (b)	9,028	1,189,620
Cerner Corp. (a)	9,539	715,902
DocuSign, Inc. (b)	6,042	1,347,003
Electronic Arts, Inc.	9,308	1,322,481
Fiserv, Inc. (a)(b)	21,788	2,617,175
Intuit, Inc.	8,865	3,653,798
Microsoft Corp.	160,391	40,447,402
NetEase, Inc. - ADR	9,969	1,117,126
Paychex, Inc.	11,672	1,137,903
Splunk, Inc. (b)	5,234	661,682
Synopsys, Inc. (b)	4,931	1,218,253
Workday, Inc. - Class A (a)(b)	5,854	1,445,938
Zoom Video Communications, Inc. - Class A (b)	6,602	2,109,801
		73,288,543
Telecommunications — 1.6%
Cisco Systems, Inc.	137,314	6,990,656
T-Mobile US, Inc. (b)	40,334	5,329,331
		12,319,987
Transportation — 0.3%
CSX Corp.	24,867	2,505,350
TOTAL COMMON STOCKS (Cost $277,743,004)		420,771,530

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 46.3%
Money Market Deposit Accounts — 0.2%
U.S. Bank Money Market Deposit Account, 0.003% (c)	$1,926,500	$1,926,500

U.S. Treasury Bills — 46.1%
0.00%, 07/15/2021 (a)	360,787,000	360,781,513
TOTAL SHORT-TERM INVESTMENTS (Cost $362,705,984)		362,708,013

	Shares
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 30.3%
Mount Vernon Liquid Assets Portfolio, LLC, 0.11% (c)	237,162,126	237,162,126
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $237,162,126)		237,162,126
Total Investments (Cost $877,611,114) — 130.3%		1,020,641,669
Liabilities in Excess of Other Assets — (30.3)%		(237,517,859)
TOTAL NET ASSETS — 100.0%		$783,123,810

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt

(a)	All or a portion of this security is on loan as of April 30, 2021. The total value of securities on loan is $233,096,296 or 29.8% of net assets.
(b)	Non-income producing security.
(c)	The rate shown is as of April 30, 2021.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® European Index ETF

SCHEDULE OF INVESTMENTS
April 30, 2021

	Shares	Value
COMMON STOCKS — 96.3%
Austria — 0.6%
ANDRITZ AG	675	$36,681
Erste Group Bank AG (a)	2,730	97,152
OMV AG	1,360	67,054
Raiffeisen Bank International AG	1,244	27,205
Telekom Austria AG	1,308	10,693
Verbund AG	630	51,732
voestalpine AG	1,098	47,655
		338,172
Belgium — 2.8%
Ackermans & Van Haaren NV	218	34,858
Ageas SA/NV	1,704	103,170
Anheuser-Busch InBev SA/NV - ADR (b)	8,114	575,770
Colruyt SA	497	29,476
Elia Group SA/NV	344	37,222
Galapagos NV - ADR (a)(b)	566	44,018
Groupe Bruxelles Lambert SA	1,034	113,100
KBC Groep NV (a)	2,626	204,013
Proximus SADP (b)	1,348	28,734
Sofina SA	146	55,502
Solvay SA - Class A	668	84,969
Telenet Group Holding NV	448	19,185
UCB SA	1,160	107,469
Umicore SA	1,966	119,505
		1,556,991
Finland — 4.1%
Elisa OYJ	1,370	77,726
Fortum Oyj	4,132	108,545
Huhtamaki OYJ	898	42,602
Kesko OYJ - Class B	2,574	78,417
Kojamo Oyj	1,872	40,579
Kone Oyj - Class B	3,756	295,054
Metso Outotec Oyj	5,796	65,112
Neste Oyj	3,976	240,921
Nokia Oyj - ADR (a)	55,654	260,461
Nokian Renkaat OYJ	1,306	48,643
Nordea Bank Abp	32,690	338,545
Orion OYJ - Class B	992	43,925
Sampo OYJ - Class A	4,834	229,620
Stora Enso Oyj - Class R	5,492	105,182
UPM-Kymmene Oyj	5,096	199,424
Wartsila OYJ Abp	4,666	60,220
		2,234,976
France — 31.7%
Accor SA (a)	1,756	70,661
Aeroports de Paris (a)	272	34,892
Air Liquide SA	4,486	755,712
Airbus Group SE (a)	5,354	643,301

	Shares	Value
France — 31.7% (Continued)
ALD SA (c)	774	$12,172
Alstom SA (a)	2,618	143,023
Amundi SA (a)(c)	544	48,463
Arkema SA	638	79,772
Atos SE (a)	900	61,265
AXA SA	18,556	524,820
BioMerieux	408	48,522
BNP Paribas SA (a)	10,450	670,769
Bollore SA	9,428	47,606
Bouygues SA	2,030	86,982
Bureau Veritas SA (a)	2,646	79,116
Capgemini SE	1,506	275,935
Carrefour SA	5,546	107,383
Casino Guichard Perrachon SA (a)	532	18,580
Cie de Saint-Gobain (a)	4,636	292,617
Cie Generale des Etablissements Michelin	1,674	242,213
CNP Assurances	1,432	25,076
Credit Agricole SA (a)	11,040	170,849
Danone SA	5,734	404,180
Dassault Aviation SA (a)	20	21,785
Dassault Systemes SE	1,261	292,521
Edenred	2,354	133,440
Eiffage SA (a)	732	80,190
Electricite de France SA (a)	4,906	71,487
Engie SA (a)	15,832	235,452
EssilorLuxottica SA	2,824	469,891
Eurazeo SE	418	34,826
Faurecia (a)	948	51,174
Faurecia SE (a)	179	9,639
Getlink SE (a)	4,352	69,222
Hermes International	292	366,505
Iliad SA	146	26,505
Imerys SA	376	19,547
Ipsen SA	334	32,301
JCDecaux SA (a)	700	17,825
Kering	720	576,938
La Francaise des Jeux SAEM (c)	836	42,837
Legrand SA	2,552	248,521
L’Oreal SA	2,317	951,709
LVMH Moet Hennessy Louis Vuitton SE - ADR	12,102	1,825,526
Natixis SA (a)	8,026	39,215
Neoen SA (a)(c)	206	9,426
Orange SA	18,270	227,340
Orpea SA (a)	470	60,490
Pernod Ricard SA	1,988	407,987
Plastic Omnium SA	542	18,219
Publicis Groupe SA	2,140	138,572

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® European Index ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
COMMON STOCKS — 96.3% (Continued)
France — 31.7% (Continued)
Remy Cointreau SA	230	$45,957
Renault SA (a)	1,758	70,857
Rexel SA	2,898	57,035
Rubis SCA	900	42,253
Safran SA (a)	3,076	459,235
Sanofi - ADR	21,273	1,114,067
Sartorius Stedim Biotech	230	105,630
Schneider Electric SE	5,072	811,135
SCOR SE (a)	1,506	48,723
SEB SA	297	54,096
Societe Generale SA (a)	7,398	210,528
Sodexo SA (a)	836	83,523
SOITEC (a)	202	40,824
Suez SA	3,556	84,906
Technip Energies NV (a)	878	12,503
Teleperformance	554	213,869
Thales SA	962	98,054
TOTAL SA - ADR (b)	23,860	1,056,521
Ubisoft Entertainment SA (a)	898	67,433
Unibail-Rodamco-Westfield (a)	1,296	106,872
Valeo SA	2,290	74,170
Veolia Environnement SA	4,812	153,251
Vinci SA	4,356	478,664
Vivendi SE	7,530	262,537
Wendel SA	270	35,934
Worldline SA/France (a)(c)	2,338	229,452
		17,341,028
Germany — 26.3%
1&1 Drillisch AG	448	13,465
adidas AG (a)	1,847	570,352
Allianz SE	3,956	1,029,225
BASF SE	8,828	711,954
Bayer AG	9,486	613,795
Bayerische Motoren Werke AG	3,076	308,425
Bechtle AG	270	54,972
Beiersdorf AG	952	107,473
Brenntag SE	1,484	133,240
Carl Zeiss Meditec AG	354	62,371
Commerzbank AG (a)	9,947	65,666
Continental AG	1,036	140,297
Covestro AG (c)	1,726	112,927
CTS Eventim AG & Co. KGaA (a)	564	38,976
Daimler AG	7,932	706,162
Delivery Hero SE (a)(c)	1,430	227,024
Deutsche Bank AG (a)	19,548	272,761
Deutsche Boerse AG	1,758	302,874
Deutsche Lufthansa AG (a)	2,866	36,999
Deutsche Post AG	9,344	549,954

	Shares	Value
Germany — 26.3% (Continued)
Deutsche Telekom AG	31,150	$599,204
Deutsche Wohnen SE	3,316	179,401
DWS Group GmbH & Co. KGaA (c)	334	14,617
E.ON SE	20,700	249,514
Evonik Industries AG	1,830	64,068
Evotec SE (a)	1,403	58,413
Fielmann AG (a)	230	17,504
Fraport AG Frankfurt Airport Services Worldwide (a)	344	22,838
Fresenius Medical Care AG & Co. KGaA	1,876	149,219
Fresenius SE & Co. KGaA	3,860	189,712
FUCHS PETROLUB SE	324	14,043
GEA Group AG	1,590	69,792
Hannover Rueck SE	584	107,986
HeidelbergCement AG	1,422	130,306
Hella GmbH & Co. KGaA (a)	428	25,656
HelloFresh SE (a)	1,428	118,461
Henkel AG & Co. KGaA	972	96,643
HOCHTIEF AG	188	17,625
Infineon Technologies AG	12,552	506,520
KION Group AG	755	75,285
Knorr-Bremse AG	638	78,238
LANXESS AG	804	59,176
LEG Immobilien AG	668	92,919
Merck KGaA	1,244	218,583
METRO AG	1,260	13,785
MTU Aero Engines AG	512	129,205
Muenchener Rueckversicherungs-Gesellschaft AG - Class R	1,348	390,007
Nemetschek SE	522	38,910
OSRAM Licht AG (a)	282	17,647
ProSiebenSat.1 Media SE (a)	1,496	32,455
Puma SE (a)	868	91,541
Rational AG	30	25,016
Rheinmetall AG	418	43,570
RWE AG	6,026	228,501
SAP SE - ADR (b)	10,881	1,522,687
Scout24 AG (c)	992	82,459
Siemens AG - ADR	14,672	1,223,058
Siemens Energy AG (a)	3,652	122,060
Siemens Healthineers AG (c)	2,168	123,756
Symrise AG	1,212	156,496
Talanx AG	512	21,594
TeamViewer AG (a)(c)	1,520	72,293
Telefonica Deutschland Holding AG	6,392	18,582
ThyssenKrupp AG (a)	4,456	59,573
Traton SE	480	13,700

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® European Index ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
COMMON STOCKS — 96.3% (Continued)
Germany — 26.3% (Continued)
Uniper SE	1,076	$39,249
United Internet AG	1,036	43,606
Varta AG (a)(b)	136	19,841
Volkswagen AG	312	99,102
Vonovia SE	5,420	356,046
Wacker Chemie AG	146	22,029
Zalando SE (a)(c)	1,538	160,018
		14,381,421
Greece — 0.3%
PUBLIC POWER Corp. (a)	1,095	12,395
Alpha Bank AE (a)	13,144	20,859
Eurobank Ergasias SA (a)	24,340	22,995
FF Group (a)(d)	1,259	7,265
Hellenic Petroleum SA	564	3,919
Hellenic Telecommunications Organization SA	2,228	37,795
JUMBO SA	1,004	18,770
Motor Oil Hellas Corinth Refineries SA	542	8,373
Mytilineos SA	1,014	18,884
National Bank of Greece SA (a)	5,220	16,223
OPAP SA	1,946	29,830
Terna Energy SA	418	6,282
		203,590
Ireland — 0.7%
AIB Group PLC (a)	7,502	21,953
Glanbia PLC	1,892	27,842
Kerry Group PLC - Class A	1,474	191,035
Kingspan Group PLC	1,444	128,572
		369,402
Italy — 6.3%
A2A SpA	14,761	28,874
Amplifon SpA (a)	1,170	49,415
Assicurazioni Generali SpA	12,086	242,441
Atlantia SpA (a)	4,708	91,837
Banca Mediolanum SpA (a)	2,458	22,967
Buzzi Unicem SpA	939	25,073
Davide Campari-Milano NV	4,826	56,930
DiaSorin SpA	218	37,020
Enel SpA	75,002	745,448
Eni SpA	23,894	285,256
Ferrari NV	1,170	250,593
FinecoBank Banca Fineco SpA (a)	5,828	100,337
Hera SpA	6,706	26,968
Infrastrutture Wireless Italiane SpA (c)	3,096	36,105
Intesa Sanpaolo SpA (a)	148,394	414,084
Italgas SpA	4,680	30,507

	Shares	Value
Italy — 6.3% (Continued)
Leonardo SpA	3,776	$30,843
Mediobanca Banca di Credito Finanziario SpA (a)	6,556	74,106
Moncler SpA (a)	1,840	112,864
Nexi SpA (a)(c)	4,208	80,642
Pirelli & C SpA (a)(c)	3,756	21,120
Poste Italiane SpA (c)	4,366	57,215
Prysmian SpA	2,440	76,418
Recordati Industria Chimica e Farmaceutica SpA	930	51,254
Snam SpA	20,876	117,460
Telecom Italia SpA	101,740	55,813
Telecom Italia SpA - Savings Shares	57,662	33,830
Terna Rete Elettrica Nazionale SpA	13,300	98,019
UniCredit SpA	20,430	210,301
UnipolSai Assicurazioni SpA	4,760	14,799
		3,478,539
Luxembourg — 0.9%
EUROFINS SCIENTIFI (a)	1,192	118,015
ArcelorMittal (a)	6,738	196,444
Aroundtown SA	11,438	88,064
RTL Group SA (a)	366	21,526
Tenaris SA - ADR	2,738	58,539
		482,588
Netherlands — 13.9%
Aalberts Industries NV	920	49,829
ABN AMRO Group NV (a)(c)	3,961	51,183
Adyen NV (a)(c)	260	638,145
Aegon NV	16,826	78,206
Akzo Nobel NV	1,830	219,837
Argenx SE - ADR (a)	503	144,215
ASM International NV	450	136,823
ASML Holding NV - ADR (b)	3,875	2,511,387
ASR Nederland NV	1,328	58,132
Euronext NV (c)	586	58,968
EXOR NV	994	81,645
GrandVision NV (a)(c)	470	15,200
Heineken Holding NV	1,014	100,697
Heineken NV	2,280	264,356
IMCD NV	544	79,105
ING Groep NV - ADR (b)	38,455	489,917
JDE Peet’s NV (a)	796	30,930
Koninklijke Ahold Delhaize NV	10,261	276,211
Koninklijke DSM NV	1,652	296,330
Koninklijke KPN NV	31,634	109,000
Koninklijke Philips NV (a)	8,776	494,631
Koninklijke Vopak NV	638	29,224
NN Group NV	2,982	149,034
Prosus NV	4,142	449,322

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® European Index ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
COMMON STOCKS — 96.3% (Continued)
Netherlands — 13.9% (Continued)
QIAGEN NV (a)	2,112	$102,912
Randstad Holding NV	1,056	76,276
Signify NV (a)(c)	1,212	68,937
Stellantis NV - France	9,073	150,619
Stellantis NV - Italy	10,530	175,008
Wolters Kluwer NV	2,552	230,909
		7,616,988
Poland — 0.1%
InPost SA (a)	1,946	37,082

Portugal — 0.5%
EDP - Energias de Portugal SA	26,894	149,445
Galp Energia SGPS SA	4,918	56,821
Jeronimo Martins SGPS SA	2,332	42,588
		248,854
Spain — 7.4%
Acciona SA	198	34,445
ACS Actividades de Construccion y Servicios SA	2,265	73,878
Aena SME SA (a)(c)	675	117,427
Amadeus IT Holding SA (a)	4,070	277,443
Banco Bilbao Vizcaya Argentaria SA - ADR (b)	65,533	366,985
Banco Santander SA - ADR (b)	168,312	641,269
Bankinter SA	6,550	35,885
CaixaBank SA	42,172	135,221
Cellnex Telecom SA (c)	3,264	184,593
EDP Renovaveis SA	2,314	55,140
Enagas SA	2,384	51,935
Endesa SA	3,034	79,738
Ferrovial SA	4,636	131,761
Grifols SA	3,160	85,670
Iberdrola SA	56,630	764,921
Industria de Diseno Textil SA	10,046	357,746
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros (a)	6,550	12,836
Mapfre SA	9,438	20,317
Naturgy Energy Group SA	2,876	73,752
Red Electrica Corp. SA	4,122	75,698
Repsol SA	13,159	157,224
Siemens Gamesa Renewable Energy SA (a)	2,144	77,587
Telefonica SA	46,315	214,572
Zardoya Otis SA	1,704	10,796
		4,036,839
Switzerland — 0.4%
STMicroelectronics NV	6,048	226,572

	Shares	Value
United Kingdom — 0.3%
CNH Industrial NV	9,408	$139,915
TechnipFMC PLC (a)	4,384	32,868
		172,783
TOTAL COMMON STOCKS (Cost $45,270,152)		52,725,825

PREFERRED STOCKS — 2.0%
Germany — 2.0%
Bayerische Motoren Werke AG	544	44,604
FUCHS PETROLUB SE	668	35,610
Henkel AG & Co. KGaA	1,674	192,322
Porsche Automobil Holding SE	1,474	155,203
Sartorius AG	334	188,409
Volkswagen AG	1,756	457,488
		1,073,636
TOTAL PREFERRED STOCKS (Cost $803,340)		1,073,636

REAL ESTATE INVESTMENT TRUSTS — 0.6%
Belgium — 0.1%
Warehouses De Pauw CVA	1,343	47,341

France — 0.3%
Covivio	480	42,820
Gecina SA	497	72,688
ICADE	312	24,269
Klepierre	1,798	47,686
		187,463
Spain — 0.2%
Inmobiliaria Colonial Socimi SA	3,108	31,518
Merlin Properties Socimi SA	3,170	35,041
		66,559
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $271,537)		301,363

RIGHTS — 0.0% (e)
Netherlands — 0.0% (e)
Euronext NV (c)	586	6,869
TOTAL RIGHTS (Cost $5,378)		6,869

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® European Index ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.4%
Money Market Deposit Accounts — 0.4%
U.S. Bank Money Market Deposit Account, 0.003% (f)	$211,323	$211,323
TOTAL SHORT-TERM INVESTMENTS (Cost $211,323)		211,323

	Shares
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 8.2%
Mount Vernon Liquid Assets Portfolio, LLC, 0.11% (f)	4,454,411	4,454,411
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $4,454,411)		4,454,411
Total Investments (Cost $51,016,141) — 107.4%		58,773,427
Liabilities in Excess of Other Assets — (7.4)%		(4,032,433)
TOTAL NET ASSETS — 100.0%		$54,740,994

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of April 30, 2021. The total value of securities on loan is $4,261,311 or 7.8% of net assets.
(c)

Security exempt from registration under Rule 144(a) of the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. The value of these securities total $2,471,848 or 4.5% of net assets.

(d)	As of April 30, 2021, the Fund has fair valued this security. This security is deemed illiquid according to the Fund’s liquidity guidelines. Value determined using significant unobservable inputs.
(e)	Less than 0.05%.
(f)	The rate shown is as of April 30, 2021.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot International ETF

SCHEDULE OF INVESTMENTS
April 30, 2021

	Shares	Value
COMMON STOCKS — 92.2%
Australia — 6.4%
Afterpay Ltd. (a)	1,700	$154,074
AGL Energy Ltd.	4,932	33,928
APA Group	8,715	67,338
Aristocrat Leisure Ltd.	5,022	143,800
ASX Ltd.	1,535	86,298
Atlassian Corp. PLC - Class A (a)	1,010	239,936
Australia & New Zealand Banking Group Ltd.	21,561	477,358
BHP Group Ltd. - ADR (b)	11,327	824,153
BHP Group PLC - ADR	7,930	479,765
Brambles Ltd.	11,933	95,603
Cochlear Ltd.	491	84,159
Coles Group Ltd.	9,458	118,907
Commonwealth Bank of Australia	13,399	919,065
CSL Ltd.	3,444	719,411
Fortescue Metals Group Ltd.	13,324	231,867
Insurance Australia Group Ltd.	18,189	68,658
Macquarie Group Ltd.	2,616	323,425
National Australia Bank Ltd.	25,145	516,417
Newcrest Mining Ltd.	6,368	130,096
Origin Energy Ltd.	13,860	44,417
QBE Insurance Group Ltd.	11,562	87,821
Ramsay Health Care Ltd.	1,434	74,367
REA Group Ltd.	374	45,622
Rio Tinto Ltd.	2,932	273,638
Santos Ltd.	13,953	75,026
Scentre Group	40,827	85,547
Sonic Healthcare Ltd.	3,535	97,708
South32 Ltd.	38,134	84,604
Suncorp Group Ltd.	9,937	80,454
Sydney Airport (a)	10,421	49,692
Telstra Corp. Ltd.	32,736	85,490
TPG Telecom Ltd.	2,757	11,702
Transurban Group	21,519	234,899
Wesfarmers Ltd.	8,585	357,854
Westpac Banking Corp.	28,417	546,839
Woodside Petroleum Ltd.	7,528	132,570
Woolworths Group Ltd.	9,955	301,385
		8,383,893
Austria — 0.3%
ams AG (a)	2,164	37,510
ANDRITZ AG	567	30,812
BAWAG Group AG (c)	571	30,851
CA Immobilien Anlagen AG	581	25,461
Erste Group Bank AG (a)	2,381	84,732
Mayr Melnhof Karton AG	86	17,846
OMV AG	1,138	56,109
Raiffeisen Bank International AG	1,074	23,487

	Shares	Value
Austria — 0.3% (Continued)
Strabag SE	110	$4,364
Telekom Austria AG	1,119	9,148
Verbund AG	565	46,394
voestalpine AG	882	38,280
		404,994
Belgium — 0.9%
Ageas SA/NV	1,474	89,244
Anheuser-Busch InBev SA/NV - ADR (b)	6,275	445,274
Galapagos NV - ADR (a)	372	28,930
Groupe Bruxelles Lambert SA	931	101,834
KBC Groep NV (a)	2,698	209,607
Sofina SA	124	47,139
Solvay SA	580	73,775
UCB SA	1,017	94,221
Umicore SA	1,493	90,754
		1,180,778
Canada — 8.6%
Agnico Eagle Mines Ltd.	1,911	119,323
Alimentation Couche-Tard, Inc. - Class B	6,399	216,831
Bank of Montreal	5,026	474,153
Barrick Gold Corp.	14,011	297,734
BCE, Inc.	2,352	111,132
Brookfield Asset Management, Inc. - Class A	10,652	485,518
Canadian Imperial Bank of Commerce	3,513	365,211
Canadian National Railway Co.	5,380	579,157
Canadian Natural Resources Ltd. (b)	9,300	282,534
Canadian Pacific Railway Ltd.	1,016	379,100
CGI, Inc. (a)	1,665	147,286
Constellation Software, Inc./Canada	147	215,741
Enbridge, Inc. (b)	15,372	592,898
Fortis, Inc./Canada	3,648	162,701
Franco-Nevada Corp.	1,497	208,442
Great-West Lifeco, Inc.	2,144	62,167
Hydro One Ltd. (c)	2,426	58,166
Imperial Oil Ltd.	1,803	52,197
Intact Financial Corp.	1,128	149,935
Loblaw Cos. Ltd.	1,368	75,960
Magna International, Inc. (b)	2,075	195,921
Manulife Financial Corp.	15,256	333,344
National Bank of Canada	2,655	193,020
NUTRIEN Ltd. (a)	4,480	247,251
Pembina Pipeline Corp.	4,109	126,804
Restaurant Brands International, Inc. (b)	2,370	162,606
Rogers Communications, Inc. - Class B	2,776	136,662

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot International ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
COMMON STOCKS — 92.2% (Continued)
Canada — 8.6% (Continued)
Royal Bank of Canada (b)	11,180	$1,066,572
Shopify, Inc. - Class A (a)	848	1,002,768
Sun Life Financial, Inc.	4,606	248,448
Suncor Energy, Inc.	12,016	257,383
TC Energy Corp.	7,399	366,028
TELUS Corp.	3,313	68,745
The Bank of Nova Scotia	9,207	586,394
The Toronto-Dominion Bank (b)	13,810	949,437
Thomson Reuters Corp.	1,331	123,397
Wheaton Precious Metals Corp.	3,335	137,802
		11,238,768
China — 0.1%
China Evergrande New Energy Vehicle Group Ltd. (a)	15,930	123,150

Denmark — 2.0%
AP Moller - Maersk A/S - Class A	24	56,456
AP Moller - Maersk A/S - Class B	50	124,244
Carlsberg A/S - Class B	821	144,081
Coloplast A/S - Class B	943	156,038
DSV A/S	1,583	353,049
Genmab A/S - ADR (a)	5,104	188,184
Novo Nordisk A/S - ADR	12,767	944,120
Novozymes A/S - Class B	1,657	117,951
Orsted AS (c)	1,318	192,243
Vestas Wind Systems A/S	7,505	313,285
		2,589,651
Finland — 1.1%
Fortum Oyj	3,445	90,497
Kone Oyj - Class B	3,185	250,199
Neste Oyj	3,402	206,140
Nokia Oyj - ADR (a)	44,166	206,697
Nordea Bank Abp	25,405	263,967
Sampo Oyj - Class A	3,816	181,264
Stora Enso Oyj - Class R	4,837	92,638
UPM-Kymmene Oyj	4,185	163,773
		1,455,175
France — 8.1%
Air Liquide SA	3,577	602,582
Airbus SE - ADR (a)	18,427	552,994
AXA SA	15,271	431,911
BNP Paribas SA (a)	8,710	559,081
Christian Dior SE	28	20,568
Credit Agricole SA (a)	9,993	154,646
Danone SA	5,079	358,010
Dassault Systemes SE	1,094	253,781
Electricite de France SA (a)	3,673	53,520
Engie SA (a)	13,100	194,822

	Shares	Value
France — 8.1% (Continued)
EssilorLuxottica SA	2,326	$387,028
Faurecia SE (a)	159	8,562
Hermes International	269	337,637
Kering	565	452,736
L’Oreal SA	1,822	748,388
LVMH Moet Hennessy Louis Vuitton SE - ADR	10,211	1,540,278
Orange SA	15,006	186,725
Pernod Ricard SA	1,490	305,785
Safran SA (a)	2,652	395,933
Sanofi - ADR	18,027	944,074
Schneider Electric SE	4,000	639,696
TOTAL SE - ADR	19,167	848,715
Vinci SA	3,722	408,996
Vivendi SE	6,333	220,803
		10,607,271
Germany — 6.5%
adidas AG (a)	1,399	432,010
Allianz SE	3,104	807,562
Allianz SE - ADR	1	26
BASF SE	6,930	558,886
Bayer AG - ADR	29,104	471,194
Bayerische Motoren Werke AG	2,514	252,074
Beiersdorf AG	783	88,394
Daimler AG	6,183	550,454
Deutsche Boerse AG	1,496	257,736
Deutsche Post AG	7,641	449,722
Deutsche Telekom AG	24,530	471,861
E.ON SE	17,253	207,964
Fresenius Medical Care AG & Co. KGaA	1,447	115,096
Fresenius SE & Co. KGaA	3,242	159,339
Henkel AG & Co. KGaA	816	81,132
Infineon Technologies AG	9,898	399,421
Merck KGaA	1,026	180,278
Muenchener Rueckversicherungs-Gesellschaft AG	1,060	306,682
SAP SE - ADR (b)	8,371	1,171,438
Sartorius AG	7	3,404
Siemens AG - ADR	12,301	1,025,411
Siemens Energy AG (a)	2,640	88,236
Siemens Healthineers AG (c)	1,467	83,741
Volkswagen AG	220	69,880
Vonovia SE	4,288	281,684
		8,513,625
Hong Kong — 2.7%
AIA Group Ltd. - ADR	22,985	1,169,017
Alibaba Health Information Technology Ltd. (a)	30,754	93,833

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot International ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
COMMON STOCKS — 92.2% (Continued)
Hong Kong — 2.7% (Continued)
BOC Hong Kong Holdings Ltd.	28,275	$99,737
Budweiser Brewing Co. APAC Ltd. (c)	10,421	32,936
CK Asset Holdings Ltd.	20,058	125,883
CK Hutchison Holdings Ltd.	21,237	174,156
CLP Holdings Ltd.	11,950	117,919
Galaxy Entertainment Group Ltd. (a)	15,672	138,002
Hang Seng Bank Ltd.	5,728	112,455
Henderson Land Development Co. Ltd.	10,236	45,528
Hong Kong & China Gas Co. Ltd.	81,080	130,058
Hong Kong Exchanges & Clearing Ltd.	9,027	546,193
Jardine Matheson Holdings Ltd.	2,004	134,749
MTR Corp. Ltd.	12,117	67,544
Sands China Ltd. (a)	19,091	90,690
Sun Hung Kai Properties Ltd.	11,627	175,578
Techtronic Industries Co. Ltd.	12,707	231,639
		3,485,917
Ireland — 1.0%
CRH PLC - ADR	6,255	295,674
Experian PLC	7,163	276,196
Flutter Entertainment PLC (a)	1,128	231,180
James Hardie Industries PLC	3,271	108,100
Kerry Group PLC	1,210	156,820
Kingspan Group PLC	1,224	108,984
Ryanair Holdings PLC - ADR (a)	745	87,053
		1,264,007
Israel — 0.7%
Azrieli Group Ltd.	289	20,329
Bank Hapoalim BM (a)	8,807	70,221
Bank Leumi Le-Israel BM	11,536	81,255
Bezeq The Israeli Telecommunication Corp. Ltd. (a)	3,632	3,955
Check Point Software Technologies Ltd. (a)	896	104,662
CyberArk Software Ltd. (a)	314	44,117
Elbit Systems Ltd.	198	27,240
Energix-Renewable Energies Ltd.	1,647	6,485
First International Bank Of Israel Ltd.	395	12,075
Fiverr International Ltd. (a)	135	28,089
ICL Group Ltd.	5,423	34,808
Isracard Ltd.	1	3
Israel Discount Bank Ltd.	9,168	41,432
JFrog Ltd. (a)	87	4,266
Kornit Digital Ltd. (a)	310	30,305
Mizrahi Tefahot Bank Ltd.	1,036	29,182
Nano-X Imaging Ltd. (a)(b)	98	3,288
Nice Ltd. - ADR (a)	495	119,409

	Shares	Value
Israel — 0.7% (Continued)
Plus500 Ltd.	803	$15,747
Shapir Engineering and Industry Ltd.	1,072	7,693
Strauss Group Ltd.	376	10,995
Taro Pharmaceutical Industries Ltd. (a)	93	6,884
Teva Pharmaceutical Industries Ltd. - ADR (a)	8,571	91,710
Wix.com Ltd. (a)	374	118,887
		913,037
Italy — 1.6%
Assicurazioni Generali SpA	9,672	194,017
Atlantia SpA (a)	3,728	72,721
Davide Campari-Milano NV	3,087	36,416
Enel SpA	58,314	579,586
Eni SpA - ADR (b)	9,725	231,844
Ferrari NV	965	206,685
Intesa Sanpaolo SpA (a)	132,506	369,749
Poste Italiane SpA (c)	3,617	47,399
Recordati Industria Chimica e Farmaceutica SpA	748	41,223
Snam SpA	17,115	96,298
Terna Rete Elettrica Nazionale SpA	11,029	81,282
UniCredit SpA	16,638	171,267
		2,128,487
Japan — 22.2%
Acom Co. Ltd.	3,645	15,642
Advantest Corp.	1,593	151,298
Aeon Co. Ltd.	6,885	187,890
AGC, Inc.	1,796	81,838
Aisin Corp.	1,452	55,933
Ajinomoto Co., Inc.	4,333	86,688
ANA Holdings, Inc. (a)	932	21,362
Asahi Group Holdings Ltd.	3,636	151,874
Asahi Kasei Corp.	10,986	115,751
Astellas Pharma, Inc.	13,928	209,067
Bandai Namco Holdings, Inc.	1,775	130,352
Bridgestone Corp.	4,900	196,242
Canon, Inc. - ADR (b)	8,120	192,688
Central Japan Railway Co.	1,634	238,992
Chubu Electric Power Co., Inc.	5,688	68,725
Chugai Pharmaceutical Co. Ltd.	5,022	188,446
Dai Nippon Printing Co. Ltd.	2,388	47,437
Daifuku Co. Ltd.	935	92,567
Dai-ichi Life Holdings, Inc.	8,601	154,683
Daiichi Sankyo Co. Ltd.	13,865	353,571
Daikin Industries Ltd.	2,216	444,660
Daiwa House Industry Co. Ltd.	5,251	155,430
Daiwa Securities Group, Inc.	12,302	65,523
Denso Corp.	4,095	264,495

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot International ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
COMMON STOCKS — 92.2% (Continued)
Japan — 22.2% (Continued)
Dentsu Group, Inc.	1,956	$60,135
Disco Corp.	229	74,175
East Japan Railway Co.	2,977	203,724
Eisai Co. Ltd.	2,335	152,312
ENEOS Holdings, Inc.	25,409	109,550
FANUC Corp.	1,432	329,862
Fast Retailing Co. Ltd.	494	405,497
FUJIFILM Holdings Corp.	3,038	197,002
Fujitsu Ltd.	1,407	224,072
GMO Payment Gateway, Inc.	324	41,356
Hankyu Hanshin Holdings, Inc.	2,016	63,455
Hikari Tsushin, Inc.	189	38,011
Hitachi Ltd.	7,332	360,998
Honda Motor Co. Ltd. - ADR (b)	12,634	376,746
Hoya Corp.	2,837	322,793
Hulic Co. Ltd.	3,927	44,699
Idemitsu Kosan Co. Ltd.	1,953	46,766
Inpex Corp.	8,527	58,204
Isuzu Motors Ltd.	4,883	49,415
ITOCHU Corp.	10,233	319,097
Itochu Techno-Solutions Corp.	728	25,246
Japan Airlines Co. Ltd. (a)	888	18,859
Japan Exchange Group, Inc.	4,230	99,141
Japan Post Bank Co. Ltd.	3,193	29,187
Japan Post Holdings Co. Ltd.	11,697	98,208
Japan Post Insurance Co. Ltd.	934	17,998
Japan Tobacco, Inc.	8,835	165,237
KAJIMA Corp.	3,965	54,782
Kansai Paint Co. Ltd.	2,046	51,538
Kao Corp.	3,820	244,915
KDDI Corp.	12,338	373,222
Keio Corp.	971	63,081
Keyence Corp.	1,410	677,584
Kikkoman Corp.	1,538	94,427
Kintetsu Group Holdings Co. Ltd. (a)	1,503	53,841
Kirin Holdings Co. Ltd.	6,552	122,929
Kobe Bussan Co. Ltd.	937	25,052
Koito Manufacturing Co. Ltd.	1,036	64,554
Komatsu Ltd.	7,657	224,546
Kose Corp.	291	43,827
Kubota Corp.	9,121	214,484
Kyocera Corp.	2,785	169,128
Kyowa Kirin Co. Ltd.	2,011	61,090
Lasertec Corp.	574	101,575
M3, Inc.	3,367	233,432
Makita Corp.	2,225	100,063
Marubeni Corp.	13,672	113,664

	Shares	Value
Japan — 22.2% (Continued)
MEIJI Holdings Co. Ltd.	1,149	$71,175
MINEBEA MITSUMI, Inc.	3,362	84,319
MISUMI Group, Inc.	2,234	62,958
Mitsubishi Chemical Holdings Corp.	11,163	83,092
Mitsubishi Corp.	10,434	288,322
Mitsubishi Electric Corp.	16,905	260,172
Mitsubishi Estate Co. Ltd.	10,962	180,092
Mitsubishi Heavy Industries Ltd.	2,671	79,355
Mitsubishi UFJ Financial Group, Inc.	97,775	517,101
Mitsui & Co. Ltd.	12,034	253,640
Mitsui Fudosan Co. Ltd.	7,723	167,477
Mizuho Financial Group, Inc.	19,997	280,862
MonotaRO Co. Ltd.	1,868	47,687
MS&AD Insurance Group Holdings, Inc.	3,894	110,275
Murata Manufacturing Co. Ltd.	4,861	387,092
NEC Corp.	2,049	119,239
Nexon Co. Ltd.	3,633	120,502
Nidec Corp.	4,147	480,193
Nihon M&A Center, Inc.	2,196	57,547
Nintendo Co. Ltd. - ADR	7,145	513,654
Nippon Paint Holdings Co. Ltd.	10,930	156,214
Nippon Steel Corp.	7,485	130,606
Nippon Telegraph & Telephone Corp.	10,146	255,762
Nissan Motor Co. Ltd. (a)	18,934	94,887
Nissin Foods Holdings Co. Ltd.	670	47,511
Nitori Holdings Co. Ltd.	671	120,398
Nitto Denko Corp.	1,263	104,701
Nomura Holdings, Inc.	22,415	120,371
Nomura Research Institute Ltd.	3,071	94,555
NTT Data Corp.	5,092	79,113
Obayashi Corp.	5,675	51,770
Obic Co. Ltd.	546	105,563
Odakyu Electric Railway Co. Ltd.	2,688	72,679
Olympus Corp.	10,246	210,704
Omron Corp.	1,636	124,096
Ono Pharmaceutical Co. Ltd.	3,962	99,730
Oracle Corp. Japan	284	26,636
Oriental Land Co. Ltd./Japan	1,776	251,474
ORIX Corp.	9,736	156,565
Osaka Gas Co. Ltd.	3,285	63,362
Otsuka Corp.	841	42,400
Otsuka Holdings Co. Ltd.	4,393	168,863
Pan Pacific International Holdings Corp.	4,745	102,246
Panasonic Corp.	18,332	216,213
Rakuten Group, Inc.	6,435	81,784
Recruit Holdings Co. Ltd.	12,853	580,849

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot International ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
COMMON STOCKS — 92.2% (Continued)
Japan — 22.2% (Continued)
Renesas Electronics Corp. (a)	8,223	$95,931
Resona Holdings, Inc.	17,391	71,448
Rohm Co. Ltd.	744	73,726
Santen Pharmaceutical Co. Ltd.	3,168	40,582
Secom Co. Ltd.	1,693	140,595
Sekisui Chemical Co. Ltd.	3,599	62,634
Sekisui House Ltd.	5,075	102,577
Seven & i Holdings Co. Ltd.	6,289	270,400
SG Holdings Co. Ltd.	3,861	87,755
Sharp Corp./Japan	1,651	27,902
Shimadzu Corp.	2,175	76,122
Shimano, Inc.	678	155,309
Shimizu Corp.	5,716	46,810
Shin-Etsu Chemical Co. Ltd.	3,028	511,178
Shionogi & Co. Ltd.	2,262	118,947
Shiseido Co. Ltd.	3,168	229,810
SMC Corp.	465	269,963
SoftBank Corp.	11,965	154,311
SoftBank Group Corp. - ADR	25,541	1,151,899
Sompo Holdings, Inc.	2,955	109,775
Sony Group Corp. - ADR	9,686	970,150
Subaru Corp.	5,026	93,240
Sumitomo Corp.	8,999	122,523
Sumitomo Electric Industries Ltd.	6,248	92,957
Sumitomo Metal Mining Co. Ltd.	2,154	91,430
Sumitomo Mitsui Financial Group, Inc.	10,409	362,110
Sumitomo Mitsui Trust Holdings, Inc.	2,980	101,433
Sumitomo Realty & Development Co. Ltd.	3,753	124,963
Suntory Beverage & Food Ltd.	1,024	34,574
Suzuki Motor Corp.	3,631	137,778
Sysmex Corp.	1,305	130,452
T&D Holdings, Inc.	4,690	57,461
Taisei Corp.	1,771	65,305
Taiyo Nippon Sanso Corp.	1,679	31,555
Takeda Pharmaceutical Co. Ltd. - ADR (b)	23,611	394,304
TDK Corp.	1,024	139,138
Terumo Corp.	5,498	207,867
The Kansai Electric Power Co., Inc.	6,520	64,550
Tobu Railway Co. Ltd.	1,679	43,169
Toho Co. Ltd./Tokyo	1,122	44,658
Tokio Marine Holdings, Inc.	5,533	264,778
Tokyo Electron Ltd.	1,191	526,573
Tokyo Gas Co. Ltd.	3,071	62,184
Tokyu Corp.	4,475	57,529
Toray Industries, Inc.	12,835	79,765

	Shares	Value
Japan — 22.2% (Continued)
Toshiba Corp.	3,369	$139,180
TOTO Ltd.	1,268	65,784
Toyota Industries Corp.	1,626	130,181
Toyota Motor Corp. - ADR	9,713	1,464,429
Toyota Tsusho Corp.	1,868	78,966
Trend Micro, Inc.	973	46,295
Unicharm Corp.	3,476	134,982
Welcia Holdings Co. Ltd.	762	23,775
West Japan Railway Co.	1,511	83,396
Yakult Honsha Co. Ltd.	1,284	62,502
Yamaha Corp.	1,334	72,626
Yamato Holdings Co. Ltd.	2,659	75,057
Yaskawa Electric Corp.	2,116	97,581
Z Holdings Corp.	20,105	92,900
ZOZO, Inc.	756	25,525
		29,105,738
Luxembourg — 0.2%
ArcelorMittal (a)	5,615	163,704
Ardagh Group SA	153	4,109
RTL Group SA (a)	313	18,409
SES SA	3,030	22,964
		209,186
Netherlands — 4.3%
Adyen NV - ADR (a)	11,647	574,197
ASML Holding NV	3,238	2,098,548
EXOR NV	763	62,671
Heineken NV	1,862	215,891
ING Groep NV - ADR (b)	30,192	384,646
Koninklijke Ahold Delhaize NV	8,659	233,087
Koninklijke Philips NV (a)	6,906	389,234
Prosus NV	3,202	347,351
Royal Dutch Shell PLC - ADR	31,265	1,119,600
Stellantis NV - Italy	16,779	278,867
		5,704,092
New Zealand — 0.3%
Auckland International Airport Ltd. (a)	9,404	51,077
Contact Energy Ltd.	5,675	30,620
Fisher & Paykel Healthcare Corp. Ltd.	4,539	116,769
Mercury NZ Ltd.	4,934	24,504
Meridian Energy Ltd.	9,882	37,691
Ryman Healthcare Ltd.	3,267	33,174
Spark New Zealand Ltd.	14,458	45,523
The a2 Milk Co. Ltd. (a)	5,837	31,954
Xero Ltd. (a)	867	94,547
		465,859
Norway — 0.8%
Adevinta ASA (a)	1,781	32,629

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot International ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
COMMON STOCKS — 92.2% (Continued)
Norway — 0.8% (Continued)
Aker ASA	195	$14,559
Aker BP ASA	854	24,500
DNB ASA	7,090	152,507
Equinor ASA - ADR (b)	8,744	177,241
Gjensidige Forsikring ASA	1,496	34,048
Leroy Seafood Group ASA	2,224	20,423
Mowi ASA	3,536	87,338
NEL ASA (a)	5,792	16,825
Norsk Hydro ASA	10,755	68,685
Orkla ASA	6,399	65,312
Salmar ASA	447	31,028
Schibsted ASA - Class A (a)	658	33,153
Schibsted ASA - Class B (a)	822	36,044
Telenor ASA	5,129	91,470
TOMRA Systems ASA	871	43,613
Yara International ASA	1,409	73,582
		1,002,957
Poland — 0.0% (d)
Allegro.eu SA (a)(c)	1,117	17,125

Portugal — 0.1%
EDP - Energias de Portugal SA	21,864	121,494
Jeronimo Martins SGPS SA	1,959	35,776
		157,270
Singapore — 1.5%
CapitaLand Ltd.	19,814	55,388
City Developments Ltd.	4,855	28,785
DBS Group Holdings Ltd.	14,097	316,845
Genting Singapore Ltd.	44,573	28,973
Keppel Corp. Ltd.	11,423	46,525
Oversea-Chinese Banking Corp. Ltd.	30,832	282,660
Sea Ltd. - ADR (a)	2,849	719,486
Singapore Airlines Ltd. (a)	10,260	39,012
Singapore Exchange Ltd.	6,503	51,066
Singapore Technologies Engineering Ltd.	12,281	35,623
Singapore Telecommunications Ltd.	50,571	95,005
United Overseas Bank Ltd.	11,014	220,073
Wilmar International Ltd.	23,905	93,770
		2,013,211
South Korea — 0.2%
Coupang, Inc. (a)	934	39,135
POSCO - ADR	2,242	182,521
		221,656
Spain — 1.9%
Aena SME SA (a)(c)	585	101,770
Amadeus IT Holding SA (a)	3,546	241,723

	Shares	Value
Spain — 1.9% (Continued)
Banco Bilbao Vizcaya Argentaria SA - ADR	52,743	$295,361
Banco Santander SA - ADR (b)	132,840	506,120
Cellnex Telecom SA (c)	2,746	155,298
EDP Renovaveis SA	1,122	26,736
Endesa SA	2,521	66,255
Iberdrola SA	43,432	586,651
Industria de Diseno Textil SA	8,353	297,457
Naturgy Energy Group SA	2,641	67,726
Telefonica SA - ADR (b)	38,618	181,119
		2,526,216
Sweden — 3.5%
Alfa Laval AB	2,368	80,112
Assa Abloy AB - Class B	7,823	222,985
Atlas Copco AB - Class A	5,105	309,356
Atlas Copco AB - Class B	3,069	159,331
Boliden AB (b)	2,155	83,954
Epiroc AB - Class A	4,934	106,950
Epiroc AB - Class B	3,069	60,216
EQT AB	1,529	51,710
Essity AB - Class B	4,771	155,717
Evolution Gaming Group AB (c)	1,226	242,143
H & M Hennes & Mauritz AB - Class B (a)	6,103	150,529
Hexagon AB - Class B	2,225	212,209
ICA Gruppen AB	750	34,552
Industrivarden AB - Class A	1,288	49,417
Industrivarden AB - Class C	1,318	47,579
Investment AB Latour - Class B	993	30,380
Investor AB - Class A	977	83,094
Investor AB - Class B	3,599	305,629
Kinnevik AB - Class B	1,918	106,033
L E Lundbergforetagen AB - Class B	515	29,432
Lundin Energy AB	1,489	47,701
Nibe Industrier AB - Class B	2,631	96,282
Sandvik AB (b)	8,262	204,267
Skandinaviska Enskilda Banken AB - Class A	12,650	162,355
Skandinaviska Enskilda Banken AB - Class C	119	1,518
Skanska AB - Class B	2,846	77,188
SKF AB - Class B	2,963	76,512
Spotify Technology SA (a)	841	212,033
Svenska Cellulosa AB SCA - Class B	4,771	83,691
Svenska Handelsbanken AB - Class A	11,934	138,406
Svenska Handelsbanken AB - Class B	283	3,460
Swedbank AB	7,316	128,542
Swedish Match AB	1,303	106,881
Tele2 AB - Class B	3,934	50,816

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot International ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
COMMON STOCKS — 92.2% (Continued)
Sweden — 3.5% (Continued)
Telefonaktiebolaget LM Ericsson - ADR (b)	20,666	$284,984
Telia Co. AB	19,954	82,592
Volvo AB - Class B	11,655	284,782
		4,563,338
Switzerland — 7.1%
ABB Ltd. - ADR (b)	14,626	474,321
Alcon, Inc. (a)	3,854	289,077
Cie Financiere Richemont SA	3,952	405,218
Givaudan SA	54	226,111
Glencore PLC	86,035	350,751
Lonza Group AG	545	346,604
Nestle SA - ADR	22,377	2,674,723
Novartis AG - ADR (b)	18,821	1,604,302
Roche Holding AG - DR - ADR	45,454	1,850,432
STMicroelectronics NV	5,168	193,605
UBS Group AG	29,236	445,783
Zurich Insurance Group AG	1,138	466,913
		9,327,840
United Kingdom — 9.9%
Anglo American PLC	10,333	438,099
Ashtead Group PLC	3,348	215,050
Associated British Foods PLC (a)	2,806	89,440
AstraZeneca PLC - ADR (b)	19,939	1,058,163
Aviva PLC	30,981	171,273
BAE Systems PLC	25,119	175,603
Barclays PLC - ADR	32,333	309,427
BP PLC - ADR	26,134	657,531
British American Tobacco PLC - ADR (b)	17,163	643,784
BT Group PLC (a)	69,014	157,216
CNH Industrial NV	7,815	115,975
Coca-Cola European Partners PLC	1,260	71,593
Compass Group PLC (a)	14,046	305,036
Diageo PLC - ADR (b)	4,425	793,624
Ferguson PLC	1,845	232,686
GlaxoSmithKline PLC - ADR (b)	18,746	699,976
HSBC Holdings PLC - ADR (b)	31,738	990,860
Imperial Brands PLC	7,476	155,644
Legal & General Group PLC	46,478	174,848
Lloyds Banking Group PLC - ADR	136,868	340,801
London Stock Exchange Group PLC	2,357	240,879
National Grid PLC - ADR	5,960	375,361
Natwest Group PLC	36,151	98,155
Ocado Group PLC (a)	4,467	129,366
Prudential PLC - ADR (b)	10,197	432,965
Reckitt Benckiser Group PLC	5,567	495,970
RELX PLC - ADR	15,588	406,535

	Shares	Value
United Kingdom — 9.9% (Continued)
Rio Tinto PLC - ADR (b)	8,167	$694,685
Smith & Nephew PLC - ADR	3,536	152,649
SSE PLC	8,245	167,157
Standard Chartered PLC	20,856	149,661
Tesco PLC	60,314	184,085
Unilever PLC - ADR	20,574	1,208,105
Vodafone Group PLC - ADR (b)	19,879	376,707
WPP PLC	8,209	110,604
		13,019,513
United States — 0.2%
Waste Connections, Inc.	2,071	246,677

Uruguay — 0.0% (d)
Globant SA (a)	292	66,921
TOTAL COMMON STOCKS (Cost $102,983,670)		120,936,352

EXCHANGE TRADED FUNDS — 6.0%
iShares MSCI South Korea ETF (b)	86,514	7,834,708
TOTAL EXCHANGE TRADED FUNDS (Cost $5,811,601)		7,834,708

PREFERRED STOCKS — 0.4%
Germany — 0.4%
Bayerische Motoren Werke AG	469	38,455
Henkel AG & Co. KGaA	1,403	161,187
Volkswagen AG	1,386	361,093
		560,735
TOTAL PREFERRED STOCKS (Cost $408,536)		560,735

REAL ESTATE INVESTMENT TRUSTS — 0.6%
Australia — 0.2%
Dexus	8,591	67,306
Goodman Group	12,817	186,710
		254,016
Hong Kong — 0.1%
Link REIT	16,184	153,032

Japan — 0.2%
Japan Real Estate Investment Corp.	5	31,018
Nippon Building Fund, Inc.	15	98,545
Nippon Prologis REIT, Inc.	15	48,175
Nomura Real Estate Master Fund, Inc.	40	63,245
		240,983

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot International ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS — 0.6% (Continued)
Singapore — 0.0% (d)
Ascendas Real Estate Investment Trust	23,583	$55,114

United Kingdom — 0.1%
Segro PLC	8,792	122,089

United States — 0.0% (d)
Brookfield Property REIT, Inc. - Class A	468	8,416
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $742,572)		833,650

	Principal Amount
SHORT-TERM INVESTMENTS — 0.4%
Money Market Deposit Accounts — 0.4%
U.S. Bank Money Market Deposit Account, 0.003% (e)	$584,712	584,712
TOTAL SHORT-TERM INVESTMENTS (Cost $584,712)		584,712

	Shares	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 14.9%
Mount Vernon Liquid Assets Portfolio, LLC, 0.11% (e)	19,530,017	$19,530,017
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $19,530,017)		19,530,017
Total Investments (Cost $130,061,108) — 114.5%		150,280,174
Liabilities in Excess of Other Assets — (14.5)%		(19,051,900)
TOTAL NET ASSETS — 100.0%		$131,228,274

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of April 30, 2021. The total value of securities on loan is $18,750,119 or 14.3% of net assets.
(c)

Security exempt from registration under Rule 144(a) and Regulation S of the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. The value of those securities total $961,672 or 0.73% of net assets.

(d)	Less than 0.05%.
(e)	The rate shown is as of April 30, 2021.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2021

	Principal Amount	Value
CORPORATE BONDS — 98.6%
Advertising — 0.7%
Outfront Media Capital LLC / Outfront Media Capital Corp.
5.000%, 08/15/2027 (a)(b)	$5,800,000	$5,988,500

Aerospace/Defense — 0.9%
TransDigm, Inc.
6.250%, 03/15/2026 (a)	7,455,000	7,902,300

Agriculture — 1.0%
Vector Group Ltd.
5.750%, 02/01/2029 (a)	8,330,000	8,394,224

Airlines — 1.3%
American Airlines, Inc.
11.750%, 07/15/2025 (a)	8,755,000	10,976,581

Apparel — 0.8%
Under Armour, Inc.
3.250%, 06/15/2026	6,965,000	7,086,888

Auto Manufacturers — 3.6%
Allison Transmission, Inc.
5.875%, 06/01/2029 (a)	9,205,000	9,929,894
Ford Motor Co.
9.625%, 04/22/2030 (b)	8,690,000	12,198,631
Navistar International Corp.
9.500%, 05/01/2025 (a)	7,705,000	8,369,556
		30,498,081
Auto Parts & Equipment — 2.6%
Adient US LLC
9.000%, 04/15/2025 (a)	6,950,000	7,711,025
Tenneco, Inc.
5.125%, 04/15/2029 (a)	6,930,000	6,886,687
The Goodyear Tire & Rubber Co.
5.000%, 05/31/2026	7,050,000	7,249,374
		21,847,086
Beverages — 0.3%
Primo Water Holdings, Inc.
5.500%, 04/01/2025 (a)	2,415,000	2,484,963

Building Materials — 2.2%
Builders FirstSource, Inc.
6.750%, 06/01/2027 (a)	6,587,000	7,091,894
Griffon Corp.
5.750%, 03/01/2028	7,220,000	7,720,490

	Principal Amount	Value
Building Materials — 2.2% (Continued)
Koppers, Inc.
6.000%, 02/15/2025 (a)	$3,730,000	$3,839,569
		18,651,953
Chemicals — 1.5%
Olin Corp.
5.625%, 08/01/2029 (b)	8,620,000	9,338,951
The Chemours Co.
7.000%, 05/15/2025	3,500,000	3,604,125
		12,943,076
Commercial Services — 6.1%
Allied Universal Holdco LLC / Allied Universal Finance Corp.
6.625%, 07/15/2026 (a)	8,630,000	9,137,271
APX Group, Inc.
6.750%, 02/15/2027 (a)	7,540,000	8,117,413
Gartner, Inc.
4.500%, 07/01/2028 (a)	8,295,000	8,730,488
Service Corp International
5.125%, 06/01/2029	7,055,000	7,625,326
The ADT Security Corp.
4.875%, 07/15/2032 (a)(b)	8,765,000	9,185,720
United Rentals North America, Inc.
4.000%, 07/15/2030 (b)	8,255,000	8,476,482
		51,272,700
Computers — 0.2%
NCR Corp.
5.750%, 09/01/2027 (a)	1,215,000	1,285,622

Cosmetics/Personal Care — 1.1%
Edgewell Personal Care Co.
5.500%, 06/01/2028 (a)	8,620,000	9,169,525

Distribution/Wholesale — 0.9%
Performance Food Group, Inc.
5.500%, 10/15/2027 (a)	7,455,000	7,870,020

Diversified Financial Services — 2.8%
Navient Corp.
5.000%, 03/15/2027	6,845,000	6,904,894
5.625%, 08/01/2033	7,930,000	7,435,366
OneMain Finance Corp.
5.375%, 11/15/2029	8,370,000	9,035,373
		23,375,633
Electric — 2.6%
NRG Energy, Inc.
5.250%, 06/15/2029 (a)	7,655,000	8,218,523
Talen Energy Supply LLC
7.250%, 05/15/2027 (a)(b)	4,405,000	4,537,194

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Principal Amount	Value
CORPORATE BONDS — 98.6% (Continued)
Electric — 2.6% (Continued)
Vistra Operations Co. LLC
5.000%, 07/31/2027 (a)(b)	$8,730,000	$9,055,454
		21,811,171
Entertainment — 5.7%
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op
5.500%, 05/01/2025 (a)	8,570,000	8,996,058
Churchill Downs, Inc.
5.500%, 04/01/2027 (a)(b)	5,280,000	5,493,207
Live Nation Entertainment, Inc.
4.875%, 11/01/2024 (a)	3,725,000	3,800,431
Scientific Games International, Inc.
5.000%, 10/15/2025 (a)(b)	5,400,000	5,585,436
Six Flags Theme Parks, Inc.
7.000%, 07/01/2025 (a)(b)	6,505,000	7,044,004
Vail Resorts, Inc.
6.250%, 05/15/2025 (a)(b)	4,010,000	4,260,625
WMG Acquisition Corp.
3.000%, 02/15/2031 (a)	4,855,000	4,568,822
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.
5.125%, 10/01/2029 (a)	7,750,000	8,021,521
		47,770,104
Environmental Control — 0.6%
Harsco Corp.
5.750%, 07/31/2027 (a)	4,885,000	5,162,981

Food — 2.2%
B&G Foods, Inc.
5.250%, 04/01/2025	2,210,000	2,277,604
Post Holdings, Inc.
5.500%, 12/15/2029 (a)	7,570,000	8,158,946
US Foods, Inc.
6.250%, 04/15/2025 (a)	7,455,000	7,927,980
		18,364,530
Food Service — 0.9%
Aramark Services, Inc.
5.000%, 02/01/2028 (a)(b)	7,570,000	7,924,995

Forest Products & Paper — 0.4%
Mercer International, Inc.
5.500%, 01/15/2026	3,000,000	3,081,105

Healthcare-Services — 3.1%
Catalent Pharma Solutions, Inc.
5.000%, 07/15/2027 (a)(b)	4,495,000	4,710,490

	Principal Amount	Value
Healthcare-Services — 3.1% (Continued)
HCA, Inc.
5.875%, 05/01/2023	$7,985,000	$8,726,870
MEDNAX, Inc.
6.250%, 01/15/2027 (a)	4,210,000	4,467,863
Select Medical Corp.
6.250%, 08/15/2026 (a)	7,405,000	7,877,180
		25,782,403
Home Builders — 1.3%
MDC Holdings, Inc.
6.000%, 01/15/2043	8,565,000	11,099,188

Housewares — 1.0%
Newell Brands, Inc.
4.700%, 04/01/2026	7,535,000	8,383,064

Insurance — 1.0%
Radian Group, Inc.
6.625%, 03/15/2025 (b)	7,250,000	8,215,156

Internet — 1.3%
GrubHub Holdings, Inc.
5.500%, 07/01/2027 (a)	3,100,000	3,263,091
Netflix, Inc.
5.875%, 02/15/2025 (b)	6,340,000	7,338,550
		10,601,641
Investment Companies — 1.1%
Icahn Enterprises LP / Icahn Enterprises Finance Corp.
4.750%, 09/15/2024	8,910,000	9,347,927

Iron/Steel — 1.1%
Cleveland-Cliffs, Inc.
9.875%, 10/17/2025 (a)	8,060,000	9,470,500

Lodging — 1.5%
Hilton Domestic Operating Co, Inc.
3.625%, 02/15/2032 (a)(b)	8,910,000	8,773,944
Marriott Ownership Resorts, Inc. / ILG LLC
6.500%, 09/15/2026	3,860,000	4,043,736
		12,817,680
Media — 10.6%
AMC Networks, Inc.
4.750%, 08/01/2025 (b)	5,245,000	5,412,027
Cumulus Media New Holdings, Inc.
6.750%, 07/01/2026 (a)(b)	3,900,000	4,024,975
DISH DBS Corp.
5.875%, 11/15/2024	8,790,000	9,522,522
Gray Television, Inc.
7.000%, 05/15/2027 (a)	8,720,000	9,535,364

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Principal Amount	Value
CORPORATE BONDS — 98.6% (Continued)
Media — 10.6% (Continued)
iHeartCommunications, Inc.
4.750%, 01/15/2028 (a)	$8,050,000	$8,314,201
Liberty Interactive LLC
8.250%, 02/01/2030	8,540,000	9,870,788
Nexstar Broadcasting, Inc.
5.625%, 07/15/2027 (a)(b)	8,645,000	9,144,897
Sinclair Television Group, Inc.
5.500%, 03/01/2030 (a)(b)	8,250,000	8,218,485
Sirius XM Radio, Inc.
5.500%, 07/01/2029 (a)	7,720,000	8,366,069
TEGNA, Inc.
4.625%, 03/15/2028 (b)	8,750,000	8,947,225
Univision Communications, Inc.
5.125%, 02/15/2025 (a)	7,225,000	7,356,531
		88,713,084
Mining — 2.9%
Arconic Corp.
6.000%, 05/15/2025 (a)	5,975,000	6,391,816
Compass Minerals International, Inc.
6.750%, 12/01/2027 (a)	6,605,000	7,128,050
Freeport-McMoRan, Inc.
5.450%, 03/15/2043	8,665,000	10,579,532
		24,099,398
Oil & Gas — 7.2%
Apache Corp.
4.375%, 10/15/2028 (b)	6,090,000	6,219,260
Continental Resources, Inc.
4.500%, 04/15/2023	910,000	956,728
EQT Corp.
7.625%, 02/01/2025 (b)	7,415,000	8,545,788
Hilcorp Energy I LP / Hilcorp Finance Co.
6.250%, 11/01/2028 (a)	3,825,000	3,977,407
Matador Resources Co.
5.875%, 09/15/2026	7,505,000	7,495,619
Occidental Petroleum Corp.
2.900%, 08/15/2024 (b)	4,245,000	4,239,694
PDC Energy, Inc.
5.750%, 05/15/2026 (b)	8,245,000	8,582,468
Range Resources Corp.
9.250%, 02/01/2026	7,110,000	7,816,236
Southwestern Energy Co.
7.500%, 04/01/2026 (b)	7,400,000	7,844,037
WPX Energy, Inc.
4.500%, 01/15/2030 (b)	4,232,000	4,565,270
		60,242,507

	Principal Amount	Value
Oil & Gas Services — 0.3%
Archrock Partners LP / Archrock Partners Finance Corp.
6.250%, 04/01/2028 (a)	$2,620,000	$2,742,605

Packaging & Containers — 2.3%
Ball Corp.
5.000%, 03/15/2022	4,800,000	4,972,776
Berry Global, Inc.
4.500%, 02/15/2026 (a)	1,090,000	1,118,275
Crown Americas LLC / Crown Americas Capital Corp VI
4.750%, 02/01/2026	1,000,000	1,039,250
LABL Escrow Issuer LLC
6.750%, 07/15/2026 (a)	5,150,000	5,558,781
Mauser Packaging Solutions Holding Co.
5.500%, 04/15/2024 (a)	6,230,000	6,264,919
		18,954,001
Pharmaceuticals — 2.2%
Bausch Health Americas, Inc.
8.500%, 01/31/2027 (a)	7,785,000	8,680,275
Par Pharmaceutical, Inc.
7.500%, 04/01/2027 (a)	8,935,000	9,415,256
		18,095,531
Pipelines — 5.2%
Cheniere Energy Partners LP
4.000%, 03/01/2031 (a)	1,075,000	1,095,156
DCP Midstream Operating LP
5.375%, 07/15/2025 (b)	5,930,000	6,515,588
EnLink Midstream Partners LP
4.150%, 06/01/2025 (b)	5,425,000	5,482,315
EQM Midstream Partners LP
5.500%, 07/15/2028	8,620,000	9,166,939
NuStar Logistics LP
5.625%, 04/28/2027	2,995,000	3,157,853
Rockies Express Pipeline LLC
4.950%, 07/15/2029 (a)	3,730,000	3,806,931
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.
5.500%, 09/15/2024 (a)	994,000	1,014,501
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
6.500%, 07/15/2027 (b)	4,130,000	4,501,659
Western Midstream Operating LP
6.500%, 02/01/2050	7,870,000	8,914,821
		43,655,763
Real Estate — 0.4%
Cushman & Wakefield US Borrower LLC
6.750%, 05/15/2028 (a)	3,340,000	3,584,238

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Principal Amount	Value
CORPORATE BONDS — 98.6% (Continued)
REITS — 5.0%
Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL
5.750%, 05/15/2026 (a)	$7,365,000	$7,705,631
Diversified Healthcare Trust
4.750%, 02/15/2028 (b)	8,610,000	8,628,727
ESH Hospitality, Inc.
5.250%, 05/01/2025 (a)	2,455,000	2,507,905
Iron Mountain, Inc.
5.625%, 07/15/2032 (a)(b)	8,825,000	9,328,157
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
4.250%, 02/01/2027 (a)	8,890,000	8,739,048
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer
7.500%, 06/01/2025 (a)	3,400,000	3,703,501
Service Properties Trust
5.000%, 08/15/2022	900,000	913,914
		41,526,883
Retail — 2.9%
L Brands, Inc.
6.750%, 07/01/2036	8,530,000	10,297,032
Suburban Propane Partners LP/Suburban Energy Finance Corp.
5.500%, 06/01/2024	3,063,000	3,107,000
The Gap Inc.
8.375%, 05/15/2023 (a)(b)	1,250,000	1,423,438
Yum! Brands, Inc.
4.750%, 01/15/2030 (a)	8,675,000	9,293,267
		24,120,737
Semiconductors — 0.3%
Amkor Technology, Inc.
6.625%, 09/15/2027 (a)(b)	2,535,000	2,731,767

Software — 1.1%
SS&C Technologies, Inc.
5.500%, 09/30/2027 (a)	7,120,000	7,573,010
The Dun & Bradstreet Corp.
6.875%, 08/15/2026 (a)	1,648,000	1,756,150
		9,329,160
Telecommunications — 6.4%
CommScope Technologies LLC
5.000%, 03/15/2027 (a)	5,160,000	5,118,398
Embarq Corp.
7.995%, 06/01/2036	8,075,000	9,415,006
Lumen Technologies, Inc.
7.600%, 09/15/2039 (b)	7,165,000	8,234,949

	Principal Amount	Value
Telecommunications — 6.4% (Continued)
Plantronics, Inc.
5.500%, 05/31/2023 (a)	$2,950,000	$2,959,219
T-Mobile USA, Inc.
4.750%, 02/01/2028	7,000,000	7,490,000
United States Cellular Corp.
6.700%, 12/15/2033	6,396,000	8,013,708
Viasat, Inc.
5.625%, 04/15/2027 (a)	4,115,000	4,319,310
Windstream Escrow LLC / Windstream Escrow Finance Corp.
7.750%, 08/15/2028 (a)	7,670,000	8,005,869
		53,556,459
Toys/Games/Hobbies — 0.9%
Mattel, Inc.
5.875%, 12/15/2027 (a)	6,960,000	7,660,351

Transportation — 1.1%
XPO Logistics, Inc.
6.250%, 05/01/2025 (a)	8,530,000	9,148,426
TOTAL CORPORATE BONDS (Cost $810,888,251)		827,740,507

SHORT-TERM INVESTMENTS — 0.0% (c)
Money Market Deposit Accounts — 0.0% (c)
U.S. Bank Money Market Deposit Account, 0.003% (d)	310,034	310,034
TOTAL SHORT-TERM INVESTMENTS (Cost $310,034)		310,034

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 6.9%
Mount Vernon Liquid Assets Portfolio, LLC, 0.11% (d)	57,825,164	$57,825,164
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $57,825,164)		57,825,164
Total Investments (Cost $869,023,449) — 105.5%		885,875,705
Liabilities in Excess of Other Assets — (5.5)%		(45,905,563)
TOTAL NET ASSETS — 100.0%		$839,970,142

Percentages are stated as a percent of net assets.

(a)

Restriced security as defined in Rule 144(a) under the Securities Act of 1933. Resale to the public may require registration or may extend only to qualified institutional buyers. At April 30, 2021, the market value of these securities total $478,102,674, which represents 56.9% of total net assets.

(b)	All or a portion of this security is on loan as of April 30, 2021. The total value of securities on loan is $56,674,814 or 6.7% of net assets.
(c)	Less than 0.05%.
(d)	The rate shown is as of April 30, 2021.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot Fund of Funds ETF

SCHEDULE OF INVESTMENTS
April 30, 2021

	Shares	Value
AFFILIATED EXCHANGE TRADED FUNDS — 99.9%
Pacer Trendpilot 100 ETF	166,100	$8,976,044
Pacer Trendpilot International ETF	314,720	8,883,475
Pacer Trendpilot US Bond ETF	319,645	8,783,845
Pacer Trendpilot US Large Cap ETF	249,757	9,126,121
Pacer Trendpilot US Mid Cap ETF	250,800	8,938,512
TOTAL AFFILIATED EXCHANGE TRADED FUNDS (Cost $38,807,523)		44,707,997

	Principal Amount
SHORT-TERM INVESTMENTS — 0.1%
Money Market Deposit Accounts — 0.1%
U.S. Bank Money Market Deposit Account, 0.003% (a)	$25,642	25,642
TOTAL SHORT-TERM INVESTMENTS (Cost $25,642)		25,642
Total Investments (Cost $38,833,165) — 100.0%		44,733,639
Liabilities in Excess of Other Assets — 0.0% (b)		(5,293)
TOTAL NET ASSETS — 100.0%		$44,728,346

Percentages are stated as a percent of net assets.

(a)	The rate shown is as of April 30, 2021.
(b)	Less than 0.05%.

The accompanying notes are an integral part of the financial statements.

Pacer Global Cash Cows Dividend ETF

SCHEDULE OF INVESTMENTS
April 30, 2021

	Shares	Value
COMMON STOCKS — 96.9%
Australia — 6.4%
AGL Energy Ltd.	32,922	$226,478
Aurizon Holdings Ltd.	92,440	267,042
BHP Group Ltd. - ADR (a)	40,327	2,934,192
Coles Group Ltd.	31,096	390,943
Evolution Mining Ltd.	39,361	140,390
Fortescue Metals Group Ltd.	162,474	2,827,409
Telstra Corp. Ltd.	454,411	1,186,689
Woodside Petroleum Ltd.	36,026	634,426
		8,607,569
Britain — 13.4%
BP PLC - ADR	112,469	2,829,720
British American Tobacco PLC - ADR (a)	67,760	2,541,677
BT Group PLC (b)	258,527	588,933
GlaxoSmithKline PLC - ADR (a)	66,522	2,483,931
Imperial Brands PLC	91,756	1,910,290
Rio Tinto PLC - ADR (a)	33,780	2,873,327
Unilever PLC - ADR	42,597	2,501,296
Vodafone Group PLC - ADR (a)	129,114	2,446,710
		18,175,884
Cambodia — 0.1%
NagaCorp Ltd.	145,467	155,809

Canada — 1.4%
BCE, Inc. (a)	39,636	1,872,801

China — 1.1%
Lenovo Group Ltd.	476,376	654,977
Tingyi Cayman Islands Holding Corp.	216,312	389,307
Uni-President China Holdings Ltd.	165,376	201,404
Want Want China Holdings Ltd.	431,089	312,450
		1,558,138
France — 4.4%
Bouygues SA	13,579	581,838
Danone SA	19,682	1,387,350
Orange SA	111,303	1,384,982
Sanofi - ADR	49,366	2,585,297
		5,939,467
Germany — 5.6%
BASF SE	32,799	2,645,151
Bayer AG	42,891	2,775,279
Bayerische Motoren Werke AG	16,373	1,641,690
Evonik Industries AG	15,345	537,223
		7,599,343
Hong Kong — 3.8%
CK Hutchison Holdings Ltd.	159,125	1,304,916
CK Infrastructure Holdings Ltd.	126,270	773,770
CLP Holdings Ltd.	87,458	863,011

	Shares	Value
Hong Kong — 3.8% (Continued)
Dairy Farm International Holdings Ltd.	51,983	$226,646
Jardine Matheson Holdings Ltd.	7,858	528,372
PCCW Ltd.	424,711	246,043
Power Assets Holdings Ltd.	116,420	715,658
WH Group Ltd. (c)	550,713	481,393
		5,139,809
Italy — 1.5%
Eni SpA - ADR (a)	83,943	2,001,201

Japan — 14.7%
Bridgestone Corp.	18,968	759,657
Canon, Inc. - ADR (a)	48,629	1,153,966
Dai Nippon Printing Co. Ltd.	7,290	144,813
ENEOS Holdings, Inc.	153,876	663,431
ITOCHU Corp.	35,928	1,120,346
Japan Tobacco, Inc.	99,569	1,862,193
KDDI Corp.	72,078	2,180,345
Marubeni Corp.	61,944	514,981
Mitsubishi Chemical Holdings Corp.	41,832	311,376
Mitsubishi Corp.	62,037	1,714,262
Mitsui & Co. Ltd.	56,242	1,185,410
Nippon Telegraph & Telephone Corp.	101,484	2,558,225
Obayashi Corp.	18,979	173,136
Shimizu Corp.	23,278	190,629
SoftBank Corp.	205,173	2,646,092
Sumitomo Corp.	51,501	701,194
Taisei Corp.	5,609	206,828
Takeda Pharmaceutical Co. Ltd. - ADR (a)	111,067	1,854,819
		19,941,703
Netherlands — 2.5%
Koninklijke Ahold Delhaize NV	33,074	890,303
Royal Dutch Shell PLC - ADR	68,377	2,448,580
		3,338,883
New Zealand — 0.2%
Spark New Zealand Ltd.	85,582	269,467

Norway — 0.9%
Telenor ASA	64,990	1,159,030

Singapore — 1.6%
Jardine Cycle & Carriage Ltd.	18,515	322,508
Singapore Telecommunications Ltd.	669,601	1,257,939
Wilmar International Ltd.	148,685	583,232
		2,163,679
South Korea — 0.7%
KT&G Corp.	4,833	358,016
SK Telecom Co. Ltd.	2,273	620,179
		978,195

The accompanying notes are an integral part of the financial statements.

Pacer Global Cash Cows Dividend ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
COMMON STOCKS — 96.9% (Continued)
Spain — 2.7%
Endesa SA	41,673	$1,095,221
Naturgy Energy Group SA	40,858	1,047,767
Repsol SA	149	1,780
Telefonica SA - ADR (a)	315,512	1,479,751
		3,624,519
Sweden — 0.5%
Telia Co. AB	151,443	626,842

Switzerland — 4.5%
ABB Ltd. - ADR (a)	50,081	1,624,127
LafargeHolcim Ltd.	18,309	1,128,712
Novartis AG - ADR	27,357	2,331,911
Swisscom AG	1,740	943,687
		6,028,437
United States — 30.9%
3M Co.	14,514	2,861,290
AbbVie, Inc.	23,237	2,590,925
Altria Group, Inc.	60,474	2,887,634
AT&T, Inc.	84,756	2,662,186
Bristol-Myers Squibb Co.	40,057	2,500,358
Broadcom, Inc.	6,077	2,772,327
Cisco Systems, Inc.	56,346	2,868,575
Dow, Inc.	30,568	1,910,500
General Mills, Inc. (a)	15,897	967,491
Gilead Sciences, Inc.	40,547	2,573,518
International Business Machines Corp.	19,687	2,793,192
Kimberly-Clark Corp.	8,429	1,123,754
Kinder Morgan, Inc. (a)	124,681	2,125,811
Pfizer, Inc.	61,860	2,390,889
Philip Morris International, Inc.	30,988	2,943,860
The Kraft Heinz Co. (a)	46,009	1,899,712
Verizon Communications, Inc.	40,554	2,343,616
Walgreens Boots Alliance, Inc.	29,433	1,562,892
		41,778,530
TOTAL COMMON STOCKS (Cost $126,063,334)		130,959,306

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS — 2.2%
Australia — 0.8%
Dexus	41,075	$321,801
Stockland	92,263	332,630
The GPT Group	68,920	245,288
Vicinity Centres	147,804	180,469
		1,080,188
Singapore — 0.4%
Mapletree Commercial Trust	100,812	165,905
Mapletree Industrial Trust	77,402	164,605
Mapletree Logistics Trust	121,003	180,947
		511,457
United States — 1.0%
Public Storage	4,988	1,402,427
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,646,116)		2,994,072

	Principal Amount
SHORT-TERM INVESTMENTS — 0.3%
Money Market Deposit Accounts — 0.3%
U.S. Bank Money Market Deposit Account, 0.003% (d)	$460,399	460,399
TOTAL SHORT-TERM INVESTMENTS (Cost $460,399)		460,399

The accompanying notes are an integral part of the financial statements.

Pacer Global Cash Cows Dividend ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 18.2%
Mount Vernon Liquid Assets Portfolio, LLC, 0.11% (d)	24,635,470	$24,635,470
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $24,635,470)		24,635,470
Total Investments (Cost $153,805,319) — 117.6%		159,049,247
Liabilities in Excess of Other Assets — (17.6)%		(23,779,841)
TOTAL NET ASSETS — 100.0%		$135,269,406

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt

(a)	All or a portion of this security is on loan as of April 30, 2021. The total value of securities on loan is $23,653,489 or 17.5% of net assets.
(b)	Non-income producing security.
(c)

Security exempt from registration under Rule 144(a) and Regulation S of the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. The value of those securities total $481,393 or 0.4% of net assets.

(d)	The rate shown is as of April 30, 2021.

The accompanying notes are an integral part of the financial statements.

Pacer US Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2021

	Shares	Value
COMMON STOCKS — 99.7%
Advertising — 2.1%
Omnicom Group, Inc.	52,887	$4,350,485
The Interpublic Group of Cos., Inc.	144,070	4,574,222
		8,924,707
Agriculture — 1.9%
Altria Group, Inc.	174,978	8,355,199

Apparel — 0.8%
Carter’s, Inc.	15,595	1,696,580
PVH Corp.	17,026	1,927,003
		3,623,583
Auto Manufacturers — 1.7%
Ford Motor Co. (a)	639,848	7,383,846

Auto Parts & Equipment — 0.3%
Allison Transmission Holdings, Inc.	25,642	1,063,374

Biotechnology — 5.8%
Alexion Pharmaceuticals, Inc. (a)	46,095	7,775,304
Biogen, Inc. (a)	28,931	7,734,124
Gilead Sciences, Inc.	121,268	7,696,880
United Therapeutics Corp. (a)	10,121	2,039,989
		25,246,297
Building Materials — 0.9%
Eagle Materials, Inc.	9,950	1,374,493
Owens Corning	24,462	2,368,166
		3,742,659
Chemicals — 2.1%
Dow, Inc.	124,572	7,785,750
The Chemours Co.	47,094	1,422,239
		9,207,989
Commercial Services — 3.8%
Booz Allen Hamilton Holding Corp.	29,178	2,420,315
FTI Consulting, Inc. (a)	5,716	793,667
H&R Block, Inc.	56,933	1,267,328
ManpowerGroup, Inc.	21,566	2,607,114
Quanta Services, Inc.	24,588	2,376,184
Robert Half International, Inc.	17,460	1,529,671
Terminix Global Holdings, Inc. (a)	68,812	3,501,843
WEX, Inc. (a)	8,681	1,781,428
		16,277,550
Computers — 8.8%
Amdocs Ltd.	22,086	1,694,880
CACI International, Inc. (a)	7,354	1,874,240
Cognizant Technology Solutions Corp.	94,088	7,564,675
HP, Inc.	263,918	9,002,243
International Business Machines Corp.	64,234	9,113,520
Leidos Holdings, Inc.	30,332	3,072,025

	Shares	Value
Computers — 8.8% (Continued)
Lumentum Holdings, Inc. (a)(b)	11,481	$976,459
NetApp, Inc.	39,148	2,923,964
Science Applications International Corp.	19,826	1,772,841
		37,994,847
Distribution/Wholesale — 0.8%
LKQ Corp. (a)	72,418	3,382,645

Diversified Financial Services — 1.2%
Alliance Data Systems Corp.	42,122	4,964,078

Electric — 1.6%
NRG Energy, Inc.	95,832	3,432,702
Vistra Corp.	211,230	3,563,450
		6,996,152
Electrical Components & Equipment — 0.4%
Acuity Brands, Inc. (b)	8,384	1,555,400

Electronics — 2.6%
Arrow Electronics, Inc. (a)	29,122	3,321,946
Avnet, Inc.	32,703	1,436,316
SYNNEX Corp.	42,286	5,125,063
Vontier Corp. (a)	48,940	1,533,780
		11,417,105
Food — 8.2%
Albertsons Cos., Inc. (b)	349,652	6,493,038
General Mills, Inc. (b)	131,554	8,006,376
Sprouts Farmers Market, Inc. (a)	49,786	1,275,019
The JM Smucker Co. (b)	25,994	3,404,954
The Kroger Co. (b)	227,579	8,315,737
Tyson Foods, Inc. - Class A	104,884	8,123,266
		35,618,390
Forest Products & Paper — 1.4%
International Paper Co.	102,086	5,920,988

Hand/Machine Tools — 0.6%
Snap-On, Inc.	10,362	2,462,011

Healthcare-Products — 0.2%
Quidel Corp. (a)(b)	8,914	934,098

Healthcare-Services — 4.0%
HCA Healthcare, Inc.	42,991	8,643,770
Quest Diagnostics, Inc.	32,170	4,242,580
Universal Health Services, Inc. - Class B	29,576	4,389,374
		17,275,724
Home Builders — 4.0%
Lennar Corp. - Class A (b)	91,828	9,513,381

The accompanying notes are an integral part of the financial statements.

Pacer US Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
COMMON STOCKS — 99.7% (Continued)
Home Builders — 4.0% (Continued)
PulteGroup, Inc.	90,243	$5,335,166
Toll Brothers, Inc.	39,854	2,498,846
		17,347,393
Home Furnishings — 1.0%
Leggett & Platt, Inc.	27,077	1,344,915
Whirlpool Corp. (b)	13,312	3,147,622
		4,492,537
Housewares — 0.7%
Newell Brands, Inc.	113,824	3,068,695

Iron/Steel — 0.6%
Reliance Steel & Aluminum Co.	17,024	2,729,117

Leisure Time — 1.7%
Brunswick Corp.	15,782	1,690,726
Harley-Davidson, Inc.	71,566	3,461,647
Polaris, Inc.	16,708	2,339,621
		7,491,994
Machinery-Construction & Mining — 0.5%
Oshkosh Corp.	15,382	1,913,982

Machinery-Diversified — 0.3%
GrafTech International Ltd.	109,808	1,396,758

Media — 1.9%
Fox Corp. - Class A (b)	137,082	5,129,609
Nexstar Media Group, Inc.	16,084	2,370,942
World Wrestling Entertainment, Inc. - Class A (b)	12,816	706,290
		8,206,841
Mining — 2.0%
Newmont Goldcorp Corp.	138,378	8,636,171

Miscellaneous Manufacturing — 0.4%
Carlisle Cos., Inc.	9,498	1,820,292

Packaging & Containers — 1.3%
Sonoco Products Co.	19,066	1,248,060
Westrock Co.	74,794	4,169,766
		5,417,826
Pharmaceuticals — 9.6%
AmerisourceBergen Corp.	59,268	7,159,574
Bristol-Myers Squibb Co.	129,687	8,095,063
Cardinal Health, Inc.	134,231	8,099,499
CVS Health Corp.	110,952	8,476,733
Herbalife Nutrition Ltd. (a)(b)	26,007	1,190,340
McKesson Corp.	44,752	8,393,685
		41,414,894

	Shares	Value
Pipelines — 0.3%
Antero Midstream Corp. (b)	140,724	$1,215,855

Retail — 19.3%
AutoNation, Inc. (a)(b)	45,426	4,655,256
AutoZone, Inc. (a)	4,962	7,264,963
Best Buy Co., Inc. (b)	76,221	8,862,216
Dick’s Sporting Goods, Inc. (b)	44,208	3,650,697
Foot Locker, Inc.	36,402	2,146,990
Genuine Parts Co.	39,574	4,945,563
Kohl’s Corp.	52,660	3,089,036
L Brands, Inc. (a)	75,844	4,998,120
Lowe’s Cos., Inc.	49,736	9,760,690
MSC Industrial Direct Co., Inc.	11,003	992,030
Nu Skin Enterprises, Inc. (b)	14,465	764,620
Penske Automotive Group, Inc.	49,766	4,363,981
Qurate Retail Group, Inc. - Class A (b)	453,139	5,392,354
Target Corp.	45,750	9,482,145
The TJX Cos., Inc.	125,186	8,888,206
Williams-Sonoma, Inc. (b)	23,830	4,068,972
		83,325,839
Semiconductors — 1.7%
Intel Corp.	130,066	7,482,697

Shipbuilding — 0.5%
Huntington Ingalls Industries, Inc.	9,741	2,068,209

Telecommunications — 3.9%
AT&T, Inc.	264,624	8,311,840
Cisco Systems, Inc.	169,456	8,627,005
		16,938,845
Textiles — 0.8%
Mohawk Industries, Inc. (a)	17,235	3,541,793
TOTAL COMMON STOCKS (Cost $369,039,506)		430,856,380

	Principal Amount
SHORT-TERM INVESTMENTS — 0.2%
Money Market Deposit Accounts — 0.2%
U.S. Bank Money Market Deposit Account, 0.003% (c)	$891,160	891,160
TOTAL SHORT-TERM INVESTMENTS (Cost $891,160)		891,160

The accompanying notes are an integral part of the financial statements.

Pacer US Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 12.2%
Mount Vernon Liquid Assets Portfolio, LLC, 0.11% (c)	52,656,295	$52,656,295
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $52,656,295)		52,656,295
Total Investments (Cost $422,586,961) — 112.1%		484,403,835
Liabilities in Excess of Other Assets — (12.1)%		(52,291,231)
TOTAL NET ASSETS — 100.0%		$432,112,604

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of April 30, 2021. The total value of securities on loan is $50,611,347 or 11.7% of net assets.
(c)	The rate shown is as of April 30, 2021.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

The accompanying notes are an integral part of the financial statements.

Pacer US Small Cap Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2021

	Shares	Value
COMMON STOCKS — 98.7%
Aerospace/Defense — 1.5%
Aerojet Rocketdyne Holdings, Inc. (a)	87,200	$4,073,984

Agriculture — 2.0%
Universal Corp.	40,522	2,278,552
Vector Group Ltd. (a)	237,584	3,100,471
		5,379,023
Apparel — 2.5%
Fossil Group, Inc. (b)	203,150	2,620,635
Wolverine World Wide, Inc.	98,118	4,093,483
		6,714,118
Auto Manufacturers — 0.4%
Wabash National Corp.	66,176	1,165,359

Auto Parts & Equipment — 2.2%
Cooper Tire & Rubber Co.	70,741	4,031,530
Motorcar Parts of America, Inc. (a)(b)	45,148	975,197
Standard Motor Products, Inc.	23,352	1,000,166
		6,006,893
Biotechnology — 1.5%
Innoviva, Inc. (a)(b)	345,917	3,960,750

Building Materials — 2.5%
Apogee Enterprises, Inc.	50,971	1,790,611
Boise Cascade Co.	48,081	3,207,964
US Concrete, Inc. (a)(b)	30,553	1,937,366
		6,935,941
Commercial Services — 7.9%
ABM Industries, Inc.	108,903	5,598,703
American Public Education, Inc. (b)	15,512	472,496
CoreCivic, Inc. (b)	449,605	3,493,431
Kelly Services, Inc. - Class A (b)	113,304	2,838,265
Perdoceo Education Corp. (b)	177,971	2,075,142
The Aaron’s Co., Inc.	149,252	4,610,394
TrueBlue, Inc. (b)	82,994	2,348,730
		21,437,161
Computers — 1.7%
Insight Enterprises, Inc. (b)	45,271	4,543,850

Distribution/Wholesale — 4.1%
G-III Apparel Group Ltd. (a)(b)	147,996	4,808,390
ScanSource, Inc. (b)	96,707	2,923,452
Veritiv Corp. (b)	78,627	3,292,899
		11,024,741
Electrical Components & Equipment — 0.2%
Powell Industries, Inc.	14,898	525,006

	Shares	Value
Electronics — 2.9%
Bel Fuse, Inc. - Class B	22,702	$452,451
Benchmark Electronics, Inc.	32,964	989,579
Sanmina Corp. (a)(b)	97,150	3,967,606
TTM Technologies, Inc. (a)(b)	169,841	2,547,615
		7,957,251
Energy-Alternate Sources — 0.3%
FutureFuel Corp.	66,227	841,083

Engineering & Construction — 2.7%
Aegion Corp. (b)	41,004	1,234,221
Comfort Systems USA, Inc.	46,778	3,852,636
Granite Construction, Inc. (a)	58,770	2,239,137
		7,325,994
Food — 3.2%
Seneca Foods Corp. - Class A (b)	12,307	566,860
SpartanNash Co. (a)	150,469	2,914,585
United Natural Foods, Inc. (a)(b)	143,344	5,283,660
		8,765,105
Forest Products & Paper — 1.1%
Clearwater Paper Corp. (b)	68,042	2,276,685
Glatfelter Corp.	56,994	838,952
		3,115,637
Healthcare-Products — 0.6%
Hanger, Inc. (b)	66,380	1,654,853

Healthcare-Services — 5.4%
ModivCare, Inc. (b)	29,982	4,199,878
RadNet, Inc. (b)	104,148	2,326,666
Select Medical Holdings Corp. (b)	163,333	6,160,921
Tivity Health, Inc. (a)(b)	82,098	1,985,130
		14,672,595
Home Builders — 4.4%
Century Communities, Inc. (b)	69,042	5,104,965
Meritage Homes Corp. (b)	63,386	6,743,637
		11,848,602
Home Furnishings — 0.7%
Daktronics, Inc.	75,496	465,810
Ethan Allen Interiors, Inc.	52,947	1,520,109
		1,985,919
Household Products/Wares — 0.4%
Quanex Building Products Corp.	38,174	1,041,769

Internet — 1.3%
Stamps.com, Inc. (b)	17,360	3,565,223

Leisure Time — 1.5%
Vista Outdoor, Inc. (b)	122,304	3,988,334

The accompanying notes are an integral part of the financial statements.

Pacer US Small Cap Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
COMMON STOCKS — 98.7% (Continued)
Machinery-Construction & Mining — 0.6%
Astec Industries, Inc.	21,214	$1,591,262

Machinery-Diversified — 2.9%
Alamo Group, Inc.	13,538	2,128,851
Applied Industrial Technologies, Inc.	46,750	4,472,105
DXP Enterprises, Inc./TX (b)	42,552	1,245,497
		7,846,453
Media — 3.1%
AMC Networks, Inc. - Class A (a)(b)	71,672	3,603,668
Meredith Corp. (b)	153,066	4,760,353
		8,364,021
Metal Fabricate/Hardware — 1.3%
Olympic Steel, Inc. (a)	26,325	764,741
TimkenSteel Corp. (b)	169,858	2,041,693
Tredegar Corp. (a)	52,358	765,474
		3,571,908
Miscellaneous Manufacturing — 0.4%
Sturm Ruger & Co., Inc.	16,977	1,102,486

Office Furnishings — 0.8%
HNI Corp.	53,484	2,264,513

Oil & Gas — 0.4%
Bonanza Creek Energy, Inc. (b)	35,408	1,171,651

Packaging & Containers — 0.9%
Matthews International Corp.	56,266	2,328,287

Pharmaceuticals — 2.4%
Coherus Biosciences, Inc. (a)(b)	118,730	1,757,204
Eagle Pharmaceuticals, Inc. (b)	14,084	575,050
Supernus Pharmaceuticals, Inc. (a)(b)	65,596	1,997,398
USANA Health Sciences, Inc. (b)	18,779	1,689,922
Vanda Pharmaceuticals, Inc. (b)	36,288	602,381
		6,621,955
Retail — 25.5%
Abercrombie & Fitch Co. (b)	118,324	4,435,967
Asbury Automotive Group, Inc. (a)(b)	29,817	5,921,954
Big Lots, Inc. (a)	82,513	5,688,446
Conn’s, Inc. (a)(b)	287,392	5,816,814
Genesco, Inc. (b)	36,076	1,803,800
GMS, Inc. (b)	70,722	3,091,259
Group 1 Automotive, Inc. (a)	32,640	5,358,182
Guess?, Inc. (a)	144,797	3,915,311
Haverty Furniture Cos., Inc. (a)	42,261	1,963,869
Hibbett Sports, Inc. (a)(b)	26,949	2,141,098
La-Z-Boy, Inc. (a)	94,482	4,200,670

	Shares	Value
Retail — 25.5% (Continued)
Lumber Liquidators Holdings, Inc. (b)	72,693	$1,742,451
Movado Group, Inc.	33,288	1,044,244
Signet Jewelers Ltd. (a)(b)	95,945	5,732,714
Sonic Automotive, Inc. - Class A (a)	106,568	5,258,065
The Buckle, Inc. (a)	60,817	2,550,665
The ODP Corp. (b)	138,118	5,584,111
Vera Bradley, Inc. (b)	51,619	572,971
Zumiez, Inc. (b)	59,465	2,555,211
		69,377,802
Semiconductors — 1.1%
Photronics, Inc. (b)	69,174	878,510
Rambus, Inc. (a)(b)	109,185	2,072,331
		2,950,841
Software — 2.6%
Computer Programs & Systems, Inc.	16,523	496,020
CSG Systems International, Inc. (a)	38,252	1,759,210
Digi International, Inc. (b)	41,552	742,534
Xperi Holding Corp.	204,084	4,193,926
		7,191,690
Telecommunications — 0.7%
NETGEAR, Inc. (a)(b)	52,853	1,966,660

Transportation — 3.7%
ArcBest Corp.	26,139	1,901,874
Atlas Air Worldwide Holdings, Inc. (b)	94,199	6,397,054
Dorian LPG Ltd. (b)	123,008	1,634,776
		9,933,704
Trucking & Leasing — 1.3%
The Greenbrier Cos., Inc. (a)	73,889	3,490,516
TOTAL COMMON STOCKS (Cost $237,493,230)		268,302,940

REAL ESTATE INVESTMENT TRUSTS — 1.1%
The GEO Group, Inc. (a)	544,565	3,000,552
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,229,406)		3,000,552

	Principal Amount
SHORT-TERM INVESTMENTS — 0.2%
Money Market Deposit Accounts — 0.2%
U.S. Bank Money Market Deposit Account, 0.003% (c)	$500,877	500,877
TOTAL SHORT-TERM INVESTMENTS (Cost $500,877)		500,877

The accompanying notes are an integral part of the financial statements.

Pacer US Small Cap Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 26.1%
Mount Vernon Liquid Assets Portfolio, LLC, 0.11% (c)	70,860,351	$70,860,351
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $70,860,351)		70,860,351
Total Investments (Cost $313,083,864) — 126.1%		342,664,720
Liabilities in Excess of Other Assets — (26.1)%		(70,825,057)
TOTAL NET ASSETS — 100.0%		$271,839,663

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan as of April 30, 2021. The total value of securities on loan is $68,015,414 or 25.0% of net assets.
(b)	Non-income producing security.
(c)	The rate shown is as of April 30, 2021.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

The accompanying notes are an integral part of the financial statements.

Pacer Developed Markets International Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2021

	Shares	Value
COMMON STOCKS — 97.6%
Australia — 3.9%
AGL Energy Ltd.	8,180	$56,272
Fortescue Metals Group Ltd.	23,690	412,259
Santos Ltd.	17,386	93,486
South32 Ltd.	27,326	60,626
Woodside Petroleum Ltd.	7,542	132,816
		755,459
Austria — 0.9%
OMV AG	3,675	181,194

Canada — 4.2%
Alimentation Couche-Tard, Inc. - Class B	7,280	246,684
Canadian Tire Corp. Ltd. - Class A	1,162	185,217
Loblaw Cos. Ltd.	4,347	241,372
Magna International, Inc. (a)	2,008	189,596
		862,869
China — 0.9%
Lenovo Group Ltd.	140,714	193,470

Denmark — 2.4%
AP Moller - Maersk A/S - Class B	172	427,400
Pandora A/S	601	68,209
		495,609
Finland — 2.1%
Kesko OYJ - Class B	4,038	123,018
Nokia OYJ - ADR (b)	48,695	227,893
Wartsila OYJ Abp	6,309	81,425
		432,336
France — 5.1%
Atos SE (b)	837	56,976
Bouygues SA	4,560	195,388
Capgemini SE	1,094	200,447
Cie de Saint-Gobain (b)	5,203	328,405
Publicis Groupe SA	4,256	275,591
		1,056,807
Germany — 7.0%
Brenntag SE	1,251	112,321
Deutsche Post AG	7,640	449,663
Fresenius Medical Care AG & Co. KGaA	3,947	313,949
Fresenius SE & Co. KGaA	8,058	396,036
HeidelbergCement AG	1,986	181,989
		1,453,958
Hong Kong — 3.1%
CK Hutchison Holdings Ltd.	49,576	406,551
Sun Art Retail Group Ltd.	94,172	86,804
WH Group Ltd. (c)	160,617	140,400
		633,755

	Shares	Value
Ireland — 1.7%
CRH PLC - ADR	7,355	$347,671

Italy — 2.0%
Telecom Italia SpA	769,999	422,413

Japan — 25.6%
Anritsu Corp.	594	11,566
Bridgestone Corp.	4,170	167,006
Cosmos Pharmaceutical Corp.	195	27,995
Dentsu, Inc.	2,874	88,358
ENEOS Holdings, Inc.	78,983	340,532
Fujitsu Ltd.	1,580	251,623
ITOCHU Corp.	13,425	418,633
Japan Tobacco, Inc.	17,864	334,102
KDDI Corp.	12,859	388,982
Lixil Corp.	3,133	84,883
Marubeni Corp.	40,323	335,232
Mitsubishi Corp.	15,247	421,319
Mitsubishi Electric Corp.	12,488	192,193
NEC Corp.	2,125	123,662
Nexon Co. Ltd.	3,594	119,208
Renesas Electronics Corp. (b)	14,755	172,135
SCREEN Holdings Co. Ltd.	477	45,653
Seiko Epson Corp.	2,770	47,092
Seven & i Holdings Co. Ltd.	5,137	220,869
Shionogi & Co. Ltd.	1,799	94,600
SoftBank Corp.	30,387	391,897
Sony Group Corp. - ADR (a)	3,880	388,621
Sumitomo Corp.	26,404	359,494
Taisei Corp.	1,434	52,878
Trend Micro, Inc.	626	29,785
Z Holdings Corp.	47,100	217,637
		5,325,955
Luxembourg — 0.8%
Tenaris SA - ADR	7,636	163,258

Netherlands — 4.3%
Koninklijke Ahold Delhaize NV	13,244	356,509
Randstad Holding NV	2,522	182,168
Royal Dutch Shell PLC - ADR	10,068	360,535
		899,212
Norway — 2.2%
Norsk Hydro ASA	14,134	90,265
Telenor ASA	11,372	202,808
Yara International ASA	3,212	167,738
		460,811
Singapore — 1.0%
Singapore Telecommunications Ltd.	113,667	213,539

The accompanying notes are an integral part of the financial statements.

Pacer Developed Markets International Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
COMMON STOCKS — 97.6% (Continued)
South Korea — 6.1%
Hyundai Engineering & Construction Co. Ltd.	2,193	$99,364
Hyundai Glovis Co. Ltd.	495	85,441
Kia Corp.	3,675	254,394
KT&G Corp.	1,020	75,559
Kumho Petrochemical Co. Ltd.	383	89,522
LG Electronics, Inc.	1,443	204,317
POSCO - ADR (a)	5,611	456,791
		1,265,388
Spain — 4.2%
ACS Actividades de Construccion y Servicios SA	3,619	118,041
Industria de Diseno Textil SA	10,980	391,007
Telefonica SA - ADR (a)	79,561	373,141
		882,189
Sweden — 2.1%
Alfa Laval AB	2,149	72,703
Electrolux AB - Class B	1,692	47,489
Lundin Energy AB	2,735	87,618
Skanska AB - Class B	5,051	136,992
Tele2 AB - Class B	6,240	80,602
		425,404
Switzerland — 4.3%
Adecco Group AG	1,256	85,049
Kuehne + Nagel International AG	642	191,915
LafargeHolcim Ltd.	6,007	370,319
Swisscom AG	443	240,261
		887,544
United Kingdom — 14.0%
B&M European Value Retail SA	11,437	89,368
British American Tobacco PLC - ADR (a)	9,967	373,862
BT Group PLC (b)	114,760	261,427
Bunzl PLC	2,426	77,964
Ferguson PLC	1,200	151,340
Imperial Brands PLC	16,693	347,536
ITV PLC (b)	38,316	64,029
J Sainsbury PLC	42,406	139,208
Johnson Matthey PLC	2,505	112,434
Kingfisher PLC (b)	41,310	203,843
Next PLC (b)	839	90,401
Rio Tinto PLC - ADR (a)	4,968	422,578
Vodafone Group PLC - ADR (a)	21,079	399,447
WPP PLC	12,607	169,860
		2,903,297
TOTAL COMMON STOCKS (Cost $17,817,158)		20,262,138

	Shares	Value
PREFERRED STOCKS — 1.2%
Germany — 1.2%
Henkel AG & Co. KGaA	2,255	$259,071
TOTAL PREFERRED STOCKS (Cost $234,016)		259,071

REAL ESTATE INVESTMENT TRUSTS — 0.3%
Australia — 0.3%
Stockland	17,339	62,511
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $45,695)		62,511

	Principal Amount
SHORT-TERM INVESTMENTS — 0.2%
Money Market Deposit Accounts — 0.2%
U.S. Bank Money Market Deposit Account, 0.003% (d)	$40,509	40,509
TOTAL SHORT-TERM INVESTMENTS (Cost $40,509)		40,509

The accompanying notes are an integral part of the financial statements.

Pacer Developed Markets International Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 11.4%
Mount Vernon Liquid Assets Portfolio, LLC, 0.11% (d)	2,360,541	$2,360,541
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $2,360,541)		2,360,541
Total Investments (Cost $20,497,919) — 110.7%		22,984,770
Liabilities in Excess of Other Assets — (10.7)%		(2,216,167)
TOTAL NET ASSETS — 100.0%		$20,768,603

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt

(a)	All or a portion of this security is on loan as of April 30, 2021. The total value of securities on loan is $2,251,522 or 10.8% of net assets.
(b)	Non-income producing security.
(c)

Security exempt from registration under Rule 144(a) and Regulation S of the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. The value of those securities total $140,400 or 0.68% of net assets.

(d)	The rate shown is as of April 30, 2021.

The accompanying notes are an integral part of the financial statements.

Pacer US Cash Cows Growth ETF

SCHEDULE OF INVESTMENTS
April 30, 2021

	Shares	Value
COMMON STOCKS — 99.7%
Apparel — 1.4%
Deckers Outdoor Corp. (a)	151	$51,068

Biotechnology — 10.1%
Emergent BioSolutions, Inc. (a)	285	17,380
Regeneron Pharmaceuticals, Inc. (a)	361	173,749
Vertex Pharmaceuticals, Inc. (a)	801	174,778
		365,907
Building Materials — 0.7%
Simpson Manufacturing Co., Inc.	232	26,146

Commercial Services — 2.9%
ASGN, Inc. (a)	284	29,871
CoreLogic, Inc.	391	31,163
FTI Consulting, Inc. (a)	183	25,410
Insperity, Inc.	204	17,858
		104,302
Computers — 6.7%
Apple, Inc.	1,418	186,410
Lumentum Holdings, Inc. (a)(b)	405	34,445
Qualys, Inc. (a)(b)	210	21,286
		242,141
Electronics — 1.0%
II-VI, Inc. (a)(b)	561	37,666

Engineering & Construction — 1.1%
TopBuild Corp. (a)	177	39,361

Environmental Control — 1.0%
Tetra Tech, Inc. (b)	290	37,013

Hand/Machine Tools — 1.1%
Lincoln Electric Holdings, Inc.	319	40,848

Healthcare-Products — 7.6%
PerkinElmer, Inc.	587	76,093
Quidel Corp. (a)	226	23,682
Thermo Fisher Scientific, Inc.	377	177,277
		277,052
Healthcare-Services — 7.5%
Amedisys, Inc. (a)	176	47,494
Chemed Corp.	86	40,988
DaVita, Inc. (a)	585	68,170
LHC Group, Inc. (a)	169	35,198
Medpace Holdings, Inc. (a)	191	32,409
Syneos Health, Inc. (a)	558	47,346
		271,605
Home Furnishings — 1.2%
Tempur Sealy International, Inc.	1,099	41,916

	Shares	Value
Household Products/Wares — 0.8%
Helen of Troy Ltd. - ADR (a)	131	$27,668

Internet — 4.7%
eBay, Inc.	3,075	171,554

Leisure Time — 1.1%
YETI Holdings, Inc. (a)(b)	466	39,806

Machinery-Diversified — 1.8%
The Toro Co.	576	66,010

Media — 1.9%
FactSet Research Systems, Inc.	203	68,253

Metal Fabricate/Hardware — 0.9%
The Timken Co.	405	33,967

Oil & Gas — 0.4%
CNX Resources Corp. (a)	1,176	15,782

Pharmaceuticals — 1.4%
Jazz Pharmaceuticals PLC - ADR (a)	301	49,484

Pipelines — 0.6%
Antero Midstream Corp.	2,552	22,049

Retail — 8.1%
Jack in the Box, Inc.	122	14,719
Lithia Motors, Inc. - Class A	144	55,351
Ollie’s Bargain Outlet Holdings, Inc. (a)	350	32,295
RH (a)	109	74,994
Tractor Supply Co. (b)	622	117,309
		294,668
Semiconductors — 27.9%
Applied Materials, Inc.	1,502	199,330
KLA Corp.	583	183,849
MKS Instruments, Inc.	295	52,838
Qorvo, Inc. (a)	606	114,031
QUALCOMM, Inc.	1,307	181,412
Teradyne, Inc. (b)	892	111,571
Xilinx, Inc.	1,302	166,604
		1,009,635
Software — 3.0%
Take-Two Interactive Software, Inc. (a)	616	108,034

Telecommunications — 3.6%
Arista Networks, Inc. (a)	408	128,589

The accompanying notes are an integral part of the financial statements.

Pacer US Cash Cows Growth ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
COMMON STOCKS — 99.7% (Continued)
Transportation — 1.2%
Knight-Swift Transportation Holdings, Inc.	886	$41,749
TOTAL COMMON STOCKS (Cost $3,368,724)		3,612,273

	Principal Amount
SHORT-TERM INVESTMENTS — 0.3%
Money Market Deposit Accounts — 0.3%
U.S. Bank Money Market Deposit Account 0.003% (c)	$9,995	9,995
TOTAL SHORT-TERM INVESTMENTS (Cost $9,995)		9,995

	Shares
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 7.5%
Mount Vernon Liquid Assets Portfolio, LLC 0.11% (c)	271,904	271,904
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURIITES LENDING (Cost $271,904)		271,904
Total Investments (Cost $3,650,623) — 107.5%		3,894,172
Liabilities in Excess of Other Assets — (7.5)%		(273,078)
TOTAL NET ASSETS — 100.0%		$3,621,094

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of April 30, 2021. The total value of securities on loan is $257,267 or 7.1% of net assets.
(c)	The rate shown is as of April 30, 2021.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer Emerging Markets Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2021

	Shares	Value
COMMON STOCKS — 86.6%
Brazil — 11.4%
Ambev SA - ADR	26,435	$73,489
BRF SA - ADR (a)	6,348	24,630
Cia Siderurgica Nacional SA - ADR	6,678	60,236
CPFL Energia SA	6,075	32,880
Duratex SA	1,993	8,685
Equatorial Energia SA	3,394	15,645
JBS SA	15,688	87,219
Petrobras Distribuidora SA	3,744	15,439
TIM SA/Brazil - ADR	2,491	27,924
Vale SA - ADR	4,769	95,952
		442,099
Chile — 1.3%
Falabella SA	11,215	50,652

China — 18.5%
Angang Steel Co. Ltd. - Class H	72,645	50,221
Anhui Conch Cement Co. Ltd. - Class H	10,917	65,282
BAIC Motor Corp Ltd. - Class H (b)	195,079	70,570
China Hongqiao Group Ltd.	71,641	113,441
China Shenhua Energy Co. Ltd. - Class H	36,610	76,352
CITIC Ltd.	95,302	100,360
Haitian International Holdings Ltd.	3,244	13,218
Hengan International Group Co. Ltd.	3,100	20,094
Sinotrans Ltd. - Class H	44,638	20,400
Sinotruk Hong Kong Ltd.	27,999	68,919
Topsports International Holdings Ltd. (b)	16,557	22,381
Weichai Power Co. Ltd. - Class H	32,829	76,158
Yangzijiang Shipbuilding Holdings Ltd.	19,777	21,252
		718,648
Greece — 0.5%
Hellenic Telecommunications Organization SA	1,192	20,221

Hong Kong — 1.6%
Beijing Enterprises Holdings Ltd.	9,238	30,208
China Resources Cement Holdings Ltd.	30,541	33,302
		63,510
Indonesia — 4.7%
Adaro Energy Tbk PT	117,480	10,125
Astra International Tbk PT	137,571	52,381
Bukit Asam Tbk PT	37,464	6,147
Gudang Garam Tbk PT (a)	6,546	16,359
Indah Kiat Pulp & Paper Corp. Tbk PT	23,221	14,629

	Shares	Value
Indonesia — 4.7% (Continued)
Telekom Indonesia Persero Tbk PT	286,954	$63,569
United Tractors Tbk PT	12,435	18,228
		181,438
Malaysia — 1.9%
Telekom Malaysia Bhd	10,189	14,203
Tenaga Nasional Bhd	24,616	59,851
		74,054
Mexico — 4.0%
America Movil SAB de CV - ADR	5,151	71,805
Arca Continental SAB de CV	4,950	26,633
Gruma SAB de CV	1,059	11,534
Grupo Bimbo SAB de CV	17,005	33,948
Kimberly-Clark de Mexico SAB de CV - Class A	7,567	13,115
		157,035
Russia — 7.6%
Inter RAO UES PJSC	512,256	33,419
LUKOIL PJSC - ADR	1,009	77,370
Magnitogorsk Iron & Steel Works PJSC	36,165	31,343
MMC Norilsk Nickel PJSC - ADR	2,232	75,732
RusHydro PJSC	1,212,744	13,226
Surgutneftegas PJSC	145,557	65,920
		297,010
South Africa — 8.4%
African Rainbow Minerals Ltd.	777	14,525
Exxaro Resources Ltd.	1,026	10,789
Impala Platinum Holdings Ltd.	2,524	47,257
Kumba Iron Ore Ltd.	871	39,538
Mr Price Group Ltd.	835	10,471
MTN Group (a)	7,788	49,201
MultiChoice Group	1,599	13,759
Shoprite Holdings Ltd.	2,229	22,223
Sibanye Stillwater Ltd. - ADR (c)	2,119	39,519
The Foschini Group Ltd. (a)	1,935	15,363
Vodacom Group Ltd.	5,734	49,711
Woolworths Holdings Ltd. (a)	4,762	16,142
		328,498
Taiwan — 16.1%
Acer, Inc.	15,076	18,512
Asia Cement Corp.	12,457	22,276
Asustek Computer, Inc.	3,228	43,451
Catcher Technology Co. Ltd.	4,872	34,447
Cheng Shin Rubber Industry Co. Ltd.	8,518	16,498
Chicony Electronics Co. Ltd.	2,443	7,390
Compal Electronics, Inc.	59,425	53,185
Hon Hai Precision Industry Co. Ltd.	23,760	98,670
Largan Precision Co. Ltd.	280	31,175
Lite-On Technology Corp.	8,853	20,252

The accompanying notes are an integral part of the financial statements.

Pacer Emerging Markets Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
COMMON STOCKS — 86.6% (Continued)
Taiwan — 16.1% (Continued)
Micro-Star International Co. Ltd.	2,863	$18,910
Pou Chen Corp.	20,769	26,470
Quanta Computer, Inc.	19,434	68,461
Realtek Semiconductor Corp.	925	17,617
Uni-President Enterprises Corp.	21,522	57,864
United Microelectronics Corp. - ADR (c)	9,079	90,064
		625,242
Thailand — 2.5%
Electricity Generating PCL	1,867	10,583
PTT Exploration & Production PCL	14,667	56,054
Thai Union Group PCL	22,225	10,778
Total Access Communication PCL	18,081	19,017
		96,432
Turkey — 5.9%
Arcelik AS	5,977	24,821
BIM Birlesik Magazalar AS	2,017	15,836
Coca-Cola Icecek AS	1,297	12,353
Eregli Demir ve Celik Fabrikalari TAS	16,197	37,251
Ford Otomotiv Sanayi AS	1,516	32,193
KOC Holding AS	23,089	51,066
Turk Telekomunikasyon AS	32,568	25,059
Turkcell Iletisim Hizmetleri AS	16,549	29,665
		228,244
UAE — 2.2%
Emirates Telecommunications Group Co. PJSC	14,785	85,253
TOTAL COMMON STOCKS (Cost $3,126,567)		3,368,336

PREFERRED STOCKS — 5.2%
Brazil — 3.4%
Cia Energetica de Minas Gerais - ADR	19,321	48,109
Cia Paranaense de Energia	18,150	21,084
Gerdau SA - ADR	5,941	36,478
Usinas Siderurgicas de Minas Gerais SA Usiminas	6,709	27,740
		133,411
Russia — 1.8%
Transneft PJSC	36	67,875
TOTAL PREFERRED STOCKS (Cost $198,002)		201,286

EXCHANGE TRADED FUNDS — 6.9%
iShares Core MSCI Emerging Markets ETF	1,505	98,532
iShares MSCI Emerging Markets ETF	2,680	144,666

	Shares	Value
EXCHANGE TRADED FUNDS — 6.9% (Continued)
iShares MSCI Saudi Arabia ETF	643	$24,293
TOTAL EXCHANGE TRADED FUNDS (Cost $263,383)		267,491

INVESTMENT COMPANIES — 0.6%
Thailand — 0.6%
Digital Telecommunications Infrastructure Fund	64,768	25,169
TOTAL INVESTMENT COMPANIES (Cost $28,009)		25,169

	Principal Amount
SHORT-TERM INVESTMENTS — 0.5%
Money Market Deposit Accounts — 0.5%
U.S. Bank Money Market Deposit Account 0.003% (d)	$19,705	19,705
TOTAL SHORT-TERM INVESTMENTS (Cost $19,705)		19,705

	Shares
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 3.3%
Mount Vernon Liquid Assets Portfolio, LLC 0.11% (d)	130,319	130,319
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $130,319)		130,319
Total Investments (Cost $3,765,985) — 103.1%		4,012,306
Liabilities in Excess of Other Assets — (3.1)%		(121,261)
TOTAL NET ASSETS — 100.0%		$3,891,045

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt

(a)	Non-income producing security.
(b)

Security exempt from registration under Rule 144(a) of the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. The value of those securities total $92,951 or 2.4% of net assets.

(c)	All or a portion of this security is on loan as of April 30, 2021. The total value of securities on loan is $123,102 or 3.2% of net assets.
(d)	The rate shown is as of April 30, 2021.

The accompanying notes are an integral part of the financial statements.

Pacer Cash Cows Fund of Funds ETF

SCHEDULE OF INVESTMENTS
April 30, 2021

	Shares	Value
AFFILIATED EXCHANGE TRADED FUNDS — 100.0%
Pacer Developed Markets International Cash Cows 100 ETF	10,384	$332,794
Pacer Global Cash Cows Dividend ETF	10,508	327,109
Pacer US Cash Cows 100 ETF	7,989	335,458
Pacer US Cash Cows Growth ETF	9,252	335,572
Pacer US Small Cap Cash Cows 100 ETF	8,142	340,335
TOTAL AFFILIATED EXCHANGE TRADED FUNDS (Cost $1,523,770)		1,671,268

	Principal Amount
SHORT-TERM INVESTMENTS — 0.0% (a)
Money Market Deposit Accounts — 0.0% (a)
U.S. Bank Money Market Deposit Account, 0.003% (b)	$714	714
TOTAL SHORT-TERM INVESTMENTS (Cost $714)		714
Total Investments (Cost $1,524,484) — 100.0%		1,671,982
Liabilities in Excess of Other Assets — 0.0% (a)		(206)
TOTAL NET ASSETS — 100.0%		$1,671,776

Percentages are stated as a percent of net assets.

(a)	Less than 0.05%.
(b)	The rate shown is as of April 30, 2021.

The accompanying notes are an integral part of the financial statements.

Pacer WealthShield ETF

SCHEDULE OF INVESTMENTS
April 30, 2021

	Shares	Value
COMMON STOCKS — 99.8%
Aerospace/Defense — 3.6%
General Dynamics Corp.	726	$138,107
Howmet Aerospace, Inc. (a)	1,228	39,247
L3Harris Technologies, Inc.	646	135,162
Lockheed Martin Corp.	780	296,837
Northrop Grumman Corp.	490	173,675
Raytheon Technologies Corp.	4,782	398,054
Teledyne Technologies, Inc. (a)(b)	120	53,730
The Boeing Co. (a)(b)	1,722	403,482
TransDigm Group, Inc. (a)	174	106,791
		1,745,085
Airlines — 0.7%
Alaska Air Group, Inc. (a)	390	26,965
American Airlines Group, Inc. (a)(b)	2,016	43,788
Delta Air Lines, Inc. (a)	2,014	94,497
Southwest Airlines Co.	1,862	116,896
United Airlines Holdings, Inc. (a)	1,006	54,726
		336,872
Auto Manufacturers — 0.5%
Cummins, Inc.	466	117,451
PACCAR, Inc.	1,092	98,149
		215,600
Banks — 9.7%
Bank of America Corp.	18,778	761,072
Citigroup, Inc.	5,136	365,889
Citizens Financial Group, Inc.	1,044	48,316
Comerica, Inc. (b)	346	26,005
Fifth Third Bancorp	1,746	70,783
First Republic Bank	436	79,893
Huntington Bancshares, Inc.	2,508	38,422
JPMorgan Chase & Co.	7,548	1,160,958
KeyCorp.	2,380	51,789
M&T Bank Corp.	322	50,776
Morgan Stanley	3,692	304,775
Northern Trust Corp.	516	58,721
Regions Financial Corp.	2,358	51,404
State Street Corp.	868	72,869
SVB Financial Group (a)(b)	134	76,625
The Bank of New York Mellon Corp. (b)	1,992	99,361
The Goldman Sachs Group, Inc.	846	294,789
The PNC Financial Services Group, Inc.	1,048	195,924
Truist Financial Corp.	3,320	196,909
US Bancorp	3,360	199,416
Wells Fargo & Co.	10,168	458,068
Zions Bancorp	406	22,655
		4,685,419

	Shares	Value
Biotechnology — 15.4%
ACADIA Pharmaceuticals, Inc. (a)	2,320	$47,699
Acceleron Pharma, Inc. (a)	460	57,486
Adverum Biotechnologies, Inc. (a)	4,590	17,901
Agenus, Inc. (a)	12,280	37,945
Akero Therapeutics, Inc. (a)	890	27,412
Albireo Pharma, Inc. (a)	930	29,853
Aldeyra Therapeutics, Inc. (a)	3,070	38,590
Alexion Pharmaceuticals, Inc. (a)	410	69,159
Allakos, Inc. (a)	510	55,651
Allogene Therapeutics, Inc. (a)	1,630	50,400
Alnylam Pharmaceuticals, Inc. (a)	440	61,882
Altimmune, Inc. (a)	3,750	54,262
ALX Oncology Holdings, Inc. (a)	810	50,755
Amgen, Inc.	270	64,703
Amicus Therapeutics, Inc. (a)	5,830	57,367
AnaptysBio, Inc. (a)	1,710	39,928
Anavex Life Sciences Corp. (a)	2,240	27,059
Annexon, Inc. (a)	450	8,968
Apellis Pharmaceuticals, Inc. (a)	1,350	68,404
Applied Molecular Transport, Inc. (a)	230	13,223
Arcturus Therapeutics Holdings, Inc. (a)	1,270	46,558
Arcus Biosciences, Inc. (a)	1,720	58,050
Arcutis Biotherapeutics, Inc. (a)	790	26,465
Ardelyx, Inc. (a)	3,140	22,953
Arena Pharmaceuticals, Inc. (a)	820	56,277
Arrowhead Pharmaceuticals, Inc. (a)	860	62,574
Atara Biotherapeutics, Inc. (a)	3,720	52,303
Athersys, Inc. (a)	11,590	19,355
Atreca, Inc. - Class A (a)	850	10,149
Avidity Biosciences, Inc. (a)	1,140	26,722
Avrobio, Inc. (a)	1,870	21,842
Beam Therapeutics, Inc. (a)	640	52,480
BioCryst Pharmaceuticals, Inc. (a)	4,970	57,826
Biogen, Inc. (a)	240	64,159
Biohaven Pharmaceutical Holding Co. Ltd. (a)	770	57,827
BioMarin Pharmaceutical, Inc. (a)	820	63,894
Black Diamond Therapeutics, Inc. (a)	1,910	50,882
Bluebird Bio, Inc. (a)	1,940	58,200
Blueprint Medicines Corp. (a)	590	56,829
Bridgebio Pharma, Inc. (a)	890	49,769
C4 Therapeutics, Inc. (a)	880	29,128
Celldex Therapeutics, Inc. (a)	2,280	69,152
CEL-SCI Corp. (a)	2,730	65,875
Cerevel Therapeutics Holdings, Inc. (a)	1,160	16,878
ChemoCentryx, Inc. (a)	1,090	52,680
Constellation Pharmaceuticals, Inc. (a)	2,090	45,186

The accompanying notes are an integral part of the financial statements.

Pacer WealthShield ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
COMMON STOCKS — 99.8% (Continued)
Biotechnology — 15.4% (Continued)
Corteva, Inc.	7,644	$372,721
Cortexyme, Inc. (a)	1,010	39,562
Cue Biopharma, Inc. (a)	1,120	13,586
Curis, Inc. (a)	5,750	62,215
CytomX Therapeutics, Inc. (a)	3,070	28,735
Deciphera Pharmaceuticals, Inc. (a)	1,460	67,700
Denali Therapeutics, Inc. (a)	970	58,627
Dicerna Pharmaceuticals, Inc. (a)	2,260	70,489
Dynavax Technologies Corp. (a)	6,560	65,469
Editas Medicine, Inc. (a)	1,360	50,334
Emergent BioSolutions, Inc. (a)	700	42,686
Epizyme, Inc. (a)	5,140	40,143
Esperion Therapeutics, Inc. (a)	2,070	55,786
Exact Sciences Corp. (a)	490	64,592
Exelixis, Inc. (a)	2,700	66,474
Fate Therapeutics, Inc. (a)	670	58,551
FibroGen, Inc. (a)	1,790	39,953
Forma Therapeutics Holdings, Inc. (a)	1,790	48,240
Frequency Therapeutics, Inc. (a)	1,170	13,584
Generation Bio Co. (a)	1,810	65,993
Geron Corp. (a)	14,590	21,155
Gilead Sciences, Inc.	1,020	64,739
Global Blood Therapeutics, Inc. (a)	1,430	58,315
Gossamer Bio, Inc. (a)	3,270	28,253
Halozyme Therapeutics, Inc. (a)	1,420	70,929
Humanigen, Inc. (a)	3,910	75,307
IGM Biosciences, Inc. (a)	720	50,918
ImmunityBio, Inc. (a)	2,060	36,565
ImmunoGen, Inc. (a)	7,120	57,387
Immunovant, Inc. (a)	3,700	58,016
Incyte Corp. (a)	800	68,304
Inovio Pharmaceuticals, Inc. (a)	5,980	40,724
Insmed, Inc. (a)	1,610	54,305
Intercept Pharmaceuticals, Inc. (a)	2,990	59,142
Ionis Pharmaceuticals, Inc. (a)	1,190	50,956
Iovance Biotherapeutics, Inc. (a)	1,810	56,906
iTeos Therapeutics, Inc. (a)	510	11,990
IVERIC bio, Inc. (a)	2,970	20,790
Kadmon Holdings, Inc. (a)	12,550	50,953
Karuna Therapeutics, Inc. (a)	530	58,835
Karyopharm Therapeutics, Inc. (a)	5,100	47,634
Keros Therapeutics, Inc. (a)	640	37,632
Kiniksa Pharmaceuticals Ltd. - Class A (a)	1,210	19,917
Kodiak Sciences, Inc. (a)	490	59,212
Krystal Biotech, Inc. (a)	490	38,926
Kymera Therapeutics, Inc. (a)	980	44,639
Ligand Pharmaceuticals, Inc. (a)	380	55,438

	Shares	Value
Biotechnology — 15.4% (Continued)
MacroGenics, Inc. (a)	2,080	$67,309
Mersana Therapeutics, Inc. (a)	3,490	55,596
Mirati Therapeutics, Inc. (a)	330	54,853
Moderna, Inc. (a)	460	82,257
Myriad Genetics, Inc. (a)	2,020	61,044
Nkarta, Inc. (a)	1,150	36,627
Novavax, Inc. (a)	310	73,448
Nurix Therapeutics, Inc. (a)	1,280	44,570
Praxis Precision Medicines, Inc. (a)	710	21,769
Precigen, Inc. (a)	7,010	54,222
Precision BioSciences, Inc. (a)	5,330	49,516
Prelude Therapeutics, Inc. (a)	910	37,710
Prothena Corp PLC (a)	770	20,436
PTC Therapeutics, Inc. (a)	1,070	44,095
Puma Biotechnology, Inc. (a)	2,220	21,889
Radius Health, Inc. (a)	1,660	37,018
Regeneron Pharmaceuticals, Inc. (a)	130	62,569
REGENXBIO, Inc. (a)	1,540	53,423
Relay Therapeutics, Inc. (a)	1,600	50,736
Replimune Group, Inc. (a)	1,850	67,691
REVOLUTION Medicines, Inc. (a)	1,320	43,811
Rigel Pharmaceuticals, Inc. (a)	11,790	43,859
Rocket Pharmaceuticals, Inc. (a)	1,170	53,633
Sage Therapeutics, Inc. (a)	800	63,008
Sangamo Therapeutics, Inc. (a)	5,440	64,083
Scholar Rock Holding Corp. (a)	920	29,762
Seagen, Inc. (a)	420	60,379
Shattuck Labs, Inc. (a)	700	26,376
Sorrento Therapeutics, Inc. (a)	6,130	50,450
SpringWorks Therapeutics, Inc. (a)	800	57,488
Stoke Therapeutics, Inc. (a)	660	21,318
Sutro Biopharma, Inc. (a)	2,590	53,121
Syndax Pharmaceuticals, Inc. (a)	2,740	43,676
TCR2 Therapeutics, Inc. (a)	2,180	49,508
TG Therapeutics, Inc. (a)	1,260	56,335
Translate Bio, Inc. (a)	2,550	59,211
Travere Therapeutics, Inc. (a)	1,850	45,732
Turning Point Therapeutics, Inc. (a)	550	41,926
Twist Bioscience Corp. (a)	440	59,044
Ultragenyx Pharmaceutical, Inc. (a)	490	54,704
United Therapeutics Corp. (a)	390	78,608
Vaxart, Inc. (a)	9,320	100,470
VBI Vaccines, Inc. (a)	19,450	61,268
Veracyte, Inc. (a)	1,200	59,700
Vericel Corp. (a)	1,350	84,267
Vertex Pharmaceuticals, Inc. (a)	290	63,278
Viking Therapeutics, Inc. (a)	6,560	41,918
Vir Biotechnology, Inc. (a)	1,190	56,811
Xencor, Inc. (a)	1,140	48,518

The accompanying notes are an integral part of the financial statements.

Pacer WealthShield ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
COMMON STOCKS — 99.8% (Continued)
Biotechnology — 15.4% (Continued)
Y-mAbs Therapeutics, Inc. (a)	1,460	$43,902
Zentalis Pharmaceuticals, Inc. (a)	1,240	73,557
ZIOPHARM Oncology, Inc. (a)	10,160	35,154
		7,417,640
Building Materials — 1.7%
Carrier Global Corp.	2,574	112,175
Fortune Brands Home & Security, Inc. (b)	436	45,771
Johnson Controls International PLC	2,266	141,263
Martin Marietta Materials, Inc.	644	227,409
Masco Corp.	806	51,487
Vulcan Materials Co.	1,362	242,763
		820,868
Chemicals — 13.2%
Air Products & Chemicals, Inc.	2,283	658,600
Albemarle Corp.	1,204	202,477
Celanese Corp.	1,166	182,654
CF Industries Holdings, Inc.	2,198	106,889
Dow, Inc.	7,652	478,250
DuPont de Nemours, Inc.	5,526	426,110
Eastman Chemical Co.	1,398	161,315
Ecolab, Inc.	2,553	572,178
FMC Corp.	1,326	156,786
International Flavors & Fragrances, Inc.	2,554	363,102
Linde PLC	5,393	1,541,535
LyondellBasell Industries NV - Class A	2,642	274,081
PPG Industries, Inc.	2,430	416,113
The Mosaic Co.	3,540	124,537
The Sherwin-Williams Co.	2,495	683,306
		6,347,933
Commercial Services — 2.1%
Cintas Corp.	280	96,639
Equifax, Inc.	380	87,108
IHS Markit Ltd.	1,172	126,084
MarketAxess Holdings, Inc.	90	43,961
Moody’s Corp.	396	129,377
Nielsen Holdings PLC (b)	1,132	29,036
Quanta Services, Inc. (b)	436	42,135
Robert Half International, Inc.	350	30,664
Rollins, Inc. (b)	696	25,947
S&P Global, Inc. (b)	592	231,111
United Rentals, Inc. (a)	234	74,868
Verisk Analytics, Inc.	516	97,111
		1,014,041

	Shares	Value
Computers — 0.1%
Leidos Holdings, Inc.	415	$42,031

Distribution/Wholesale — 0.5%
Copart, Inc. (a)	650	80,932
Fastenal Co.	1,808	94,522
W.W. Grainger, Inc.	134	58,094
		233,548
Diversified Financial Services — 3.7%
American Express Co.	1,600	245,360
Ameriprise Financial, Inc.	286	73,902
BlackRock, Inc.	356	291,671
Capital One Financial Corp.	1,132	168,759
Cboe Global Markets, Inc.	260	27,136
CME Group, Inc.	882	178,155
Discover Financial Services (b)	752	85,728
Franklin Resources, Inc. (b)	672	20,160
Intercontinental Exchange, Inc.	1,374	161,734
Invesco Ltd.	928	25,056
Nasdaq, Inc.	286	46,200
Raymond James Financial, Inc.	300	39,234
Synchrony Financial (b)	1,334	58,349
T Rowe Price Group, Inc.	562	100,710
The Charles Schwab Corp.	3,682	259,213
		1,781,367
Electrical Components & Equipment — 0.7%
AMETEK, Inc.	726	97,959
Emerson Electric Co.	1,888	170,845
Generac Holdings, Inc. (a)	198	64,142
		332,946
Electronics — 1.3%
Allegion PLC	286	38,433
Fortive Corp. (b)	1,062	75,211
Honeywell International, Inc.	2,188	488,011
		601,655
Engineering & Construction — 0.1%
Jacobs Engineering Group, Inc.	416	55,582

Environmental Control — 0.6%
Pentair PLC	526	33,932
Republic Services, Inc.	666	70,796
Waste Management, Inc.	1,232	169,979
		274,707
Forest Products & Paper — 0.5%
International Paper Co.	4,032	233,856

Hand/Machine Tools — 0.3%
Snap-On, Inc. (b)	170	40,392
Stanley Black & Decker, Inc.	500	103,385
		143,777

The accompanying notes are an integral part of the financial statements.

Pacer WealthShield ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
COMMON STOCKS — 99.8% (Continued)
Healthcare-Products — 0.4%
Avita Medical, Inc. (a)	550	$11,352
CareDx, Inc. (a)	930	73,535
DermTech, Inc. (a)	1,170	49,199
Natera, Inc. (a)	600	66,012
		200,098
Healthcare-Services — 0.2%
Invitae Corp. (a)	1,470	51,303
OPKO Health, Inc. (a)	14,150	58,015
		109,318
Household Products/Wares — 0.4%
Avery Dennison Corp.	850	182,045

Insurance — 6.2%
Aflac, Inc.	1,576	84,678
American International Group, Inc.	2,132	103,295
Aon PLC - Class A (b)	562	141,309
Arthur J Gallagher & Co.	476	68,996
Assurant, Inc.	140	21,784
Berkshire Hathaway, Inc. - Class B (a)	4,710	1,295,014
Chubb Ltd.	1,114	191,151
Cincinnati Financial Corp. (b)	366	41,241
Everest Re Group Ltd.	100	27,695
Globe Life, Inc.	230	23,573
Lincoln National Corp.	446	28,602
Loews Corp.	562	31,331
Marsh & McLennan Cos., Inc.	1,254	170,168
MetLife, Inc.	1,844	117,334
Principal Financial Group, Inc.	616	39,344
Prudential Financial, Inc.	978	98,152
The Allstate Corp.	746	94,593
The Hartford Financial Services Group, Inc.	884	58,309
The Progressive Corp.	1,440	145,066
The Travelers Cos., Inc.	622	96,199
Unum Group (b)	662	18,708
W R Berkley Corp.	346	27,583
Willis Towers Watson PLC	316	81,800
		3,005,925
Iron/Steel — 0.5%
Nucor Corp.	3,058	251,551

Machinery-Construction & Mining — 0.8%
Caterpillar, Inc.	1,716	391,437

Machinery-Diversified — 1.8%
Deere & Co.	986	365,658
Dover Corp.	450	67,135
IDEX Corp.	240	53,808

	Shares	Value
Machinery-Diversified — 1.8% (Continued)
Ingersoll Rand, Inc. (a)	1,172	$57,908
Otis Worldwide Corp.	1,288	100,297
Rockwell Automation, Inc.	370	97,776
Westinghouse Air Brake Technologies Corp.	566	46,452
Xylem, Inc.	566	62,628
		851,662
Mining — 2.2%
Freeport-McMoRan, Inc.	14,978	564,821
Newmont Goldcorp Corp.	8,220	513,010
		1,077,831
Miscellaneous Manufacturing — 3.0%
3M Co.	1,828	360,372
A O Smith Corp.	426	28,862
Eaton Corp. PLC	1,252	178,948
General Electric Co. (b)	27,602	362,138
Illinois Tool Works, Inc.	906	208,797
Parker-Hannifin Corp.	406	127,407
Textron, Inc.	716	45,996
Trane Technologies PLC	746	129,677
		1,442,197
Oil & Gas — 16.0%
APA Corp.	3,698	73,960
Cabot Oil & Gas Corp. (b)	3,906	65,113
Chevron Corp.	18,934	1,951,527
ConocoPhillips	13,318	681,083
Devon Energy Corp.	5,794	135,464
Diamondback Energy, Inc. (b)	1,772	144,826
EOG Resources, Inc.	5,722	421,368
Exxon Mobil Corp.	41,610	2,381,756
Hess Corp.	2,672	199,091
HollyFrontier Corp. (b)	1,462	51,170
Marathon Oil Corp. (b)	7,720	86,927
Marathon Petroleum Corp.	6,370	354,490
Occidental Petroleum Corp.	8,210	208,206
Phillips 66 (b)	4,274	345,809
Pioneer Natural Resources Co. (b)	2,014	309,814
Valero Energy Corp.	3,998	295,692
		7,706,296
Oil & Gas Services — 1.5%
Baker Hughes Co.	7,130	143,171
Halliburton Co.	8,688	169,937
NOV, Inc. (a)	3,800	56,810
Schlumberger Ltd.	13,684	370,152
		740,070
Packaging & Containers — 1.8%
Amcor PLC	16,040	188,470
Ball Corp.	3,372	315,754
Packaging Corp. of America	974	143,811

The accompanying notes are an integral part of the financial statements.

Pacer WealthShield ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
COMMON STOCKS — 99.8% (Continued)
Packaging & Containers — 1.8% (Continued)
Sealed Air Corp.	1,596	$78,842
WestRock Co.	2,710	151,083
		877,960
Pharmaceuticals — 3.9%
AbbVie, Inc.	580	64,670
Agios Pharmaceuticals, Inc. (a)	1,220	68,076
Akebia Therapeutics, Inc. (a)	17,400	55,506
Alector, Inc. (a)	2,350	45,825
Alkermes PLC (a)	3,230	71,076
Allovir, Inc. (a)	1,410	33,318
Anika Therapeutics, Inc. (a)	520	20,894
Athenex, Inc. (a)	11,310	45,353
Bioxcel Therapeutics, Inc. (a)	1,340	45,520
Catalyst Pharmaceuticals, Inc. (a)	8,220	37,648
Chimerix, Inc. (a)	2,410	20,991
Clovis Oncology, Inc. (a)	10,570	62,786
Coherus Biosciences, Inc. (a)	3,870	57,276
Cytokinetics, Inc. (a)	2,750	69,960
Eagle Pharmaceuticals, Inc. (a)	580	23,681
Enanta Pharmaceuticals, Inc. (a)	640	32,474
Flexion Therapeutics, Inc. (a)	2,400	18,624
G1 Therapeutics, Inc. (a)	2,690	56,678
Heron Therapeutics, Inc. (a)	3,710	64,851
Intellia Therapeutics, Inc. (a)	960	73,699
Ironwood Pharmaceuticals, Inc. (a)	5,550	61,272
KalVista Pharmaceuticals, Inc. (a)	340	8,490
Kura Oncology, Inc. (a)	2,130	57,361
Madrigal Pharmaceuticals, Inc. (a)	530	72,133
MannKind Corp. (a)	15,900	72,663
Neoleukin Therapeutics, Inc. (a)	1,320	16,487
Neurocrine Biosciences, Inc. (a)	650	61,418
Ocugen, Inc. (a)	6,280	79,568
ORIC Pharmaceuticals, Inc. (a)	1,270	30,645
Passage Bio, Inc. (a)	1,710	32,080
PMV Pharmaceuticals, Inc. (a)	500	16,865
Protagonist Therapeutics, Inc. (a)	1,430	41,384
Rhythm Pharmaceuticals, Inc. (a)	2,290	49,372
Sarepta Therapeutics, Inc. (a)	730	51,713
Seres Therapeutics, Inc. (a)	2,940	61,181
Spectrum Pharmaceuticals, Inc. (a)	11,010	34,241
Spero Therapeutics, Inc. (a)	1,300	17,888
uniQure NV (a)	1,850	59,699
Vanda Pharmaceuticals, Inc. (a)	1,840	30,544
Vaxcyte, Inc. (a)	1,710	31,755
		1,855,665
Pipelines — 1.8%
Kinder Morgan, Inc. (b)	19,052	324,836
ONEOK, Inc.	4,352	227,784

	Shares	Value
Pipelines — 1.8% (Continued)
Williams Cos., Inc. (b)	11,874	$289,251
		841,871
Savings & Loans — 0.0% (c)
People’s United Financial, Inc.	1,048	19,000

Shipbuilding — 0.1%
Huntington Ingalls Industries, Inc.	130	27,602

Software — 0.5%
MSCI, Inc.	200	97,154
Roper Technologies, Inc.	330	147,325
		244,479
Transportation — 4.0%
CH Robinson Worldwide, Inc. (b)	416	40,385
CSX Corp.	2,404	242,203
Expeditors International of Washington, Inc.	530	58,226
FedEx Corp.	766	222,377
JB Hunt Trasport Services, Inc.	260	44,385
Kansas City Southern	290	84,741
Norfolk Southern Corp.	796	222,275
Old Dominion Freight Line, Inc.	304	78,374
Union Pacific Corp.	2,114	469,498
United Parcel Service, Inc. - Class B	2,268	462,355
		1,924,819
TOTAL COMMON STOCKS (Cost $42,715,754)		48,032,753

CONTINGENT VALUE RIGHTS — 0.0% (c)
Biotechnology — 0.0% (c)
Achillion Pharmaceuticals, Inc. (a)(d)	6,273	2,886
TOTAL CONTINGENT VALUE RIGHTS (Cost $0)		2,886

	Principal Amount
SHORT-TERM INVESTMENTS — 2.8%
Money Market Deposit Accounts — 2.8%
U.S. Bank Money Market Deposit Account 0.003% (e)	$1,368,834	1,368,834
TOTAL SHORT-TERM INVESTMENTS (Cost $1,368,834)		1,368,834

The accompanying notes are an integral part of the financial statements.

Pacer WealthShield ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
COMMON STOCKS — 99.8% (Continued)
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 6.6%
Mount Vernon Liquid Assets Portfolio, LLC 0.11% (e)	3,194,676	$3,194,676
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $3,194,676)		3,194,676
Total Investments (Cost $47,279,264) — 109.2%		52,599,149
Liabilities in Excess of Other Assets — (9.2)%		(4,455,708)
TOTAL NET ASSETS — 100.0%		$48,143,441

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of April 30, 2021. The total value of securities on loan is $3,086,214 or 6.4% of net assets.
(c)	Less than 0.05%
(d)	As of April 30, 2021, the Fund has fair valued this security. This security is deemed illiquid according to the Fund’s liquidity guidelines. Value determined using significant unobservable inputs.
(e)	The rate shown is as of April 30, 2021.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer Military Times Best Employers ETF

SCHEDULE OF INVESTMENTS
April 30, 2021

	Shares	Value
COMMON STOCKS — 99.6%
Aerospace/Defense — 7.6%
General Dynamics Corp.	196	$37,285
Lockheed Martin Corp.	97	36,914
Northrop Grumman Corp.	110	38,989
The Boeing Co. (a)(b)	151	35,381
		148,569
Airlines — 1.8%
Southwest Airlines Co.	551	34,592

Auto Manufacturers — 1.8%
General Motors Co.	624	35,705

Banks — 9.2%
Associated Banc-Corp.	1,591	34,827
Bank of America Corp.	923	37,409
Citigroup, Inc. (b)	487	34,694
JPMorgan Chase & Co.	218	33,531
US Bancorp	641	38,043
		178,504
Beverages — 1.8%
Brown-Forman Corp. - Class B	448	34,173

Commercial Services — 5.1%
Booz Allen Hamilton Holding Corp.	416	34,507
United Rentals, Inc. (a)	108	34,555
Vectrus, Inc. (a)	587	30,729
		99,791
Computers — 5.7%
Accenture PLC - Class A - ADR (b)	128	37,116
CACI International, Inc. - Class A (a)	145	36,955
Leidos Holdings, Inc.	362	36,663
		110,734
Diversified Financial Services — 3.9%
Capital One Financial Corp.	267	39,804
Charles Schwab Corp.	519	36,538
		76,342
Electric — 7.8%
Dominion Energy, Inc. (b)	469	37,473
Exelon Corp.	830	37,300
Southern Co.	565	37,386
Xcel Energy, Inc. (b)	547	39,001
		151,160
Engineering & Construction — 1.9%
AECOM (a)	554	36,802

Environmental Control — 2.0%
Waste Management, Inc.	289	39,873

	Shares	Value
Food — 3.4%
Hormel Foods Corp.	691	$31,924
Kellogg Co. (b)	555	34,643
		66,567
Healthcare-Services — 3.8%
DaVita, Inc. (a)	314	36,591
Humana, Inc.	84	37,400
		73,991
Insurance — 9.5%
Allstate Corp.	301	38,167
Marsh & McLennan Cos., Inc.	278	37,725
Progressive Corp. (b)	373	37,576
Prudential Financial, Inc.	370	37,133
Travelers Cos., Inc.	220	34,025
		184,626
Internet — 3.7%
Amazon.com, Inc. (a)	10	34,674
CDW Corp.	204	36,380
		71,054
Lodging — 1.7%
Hilton Worldwide Holdings, Inc. (a)	259	33,333

Machinery-Construction & Mining — 1.9%
Oshkosh Corp.	302	37,578

Media — 1.8%
Comcast Corp. - Class A	608	34,139

Miscellaneous Manufacturing — 3.5%
Eaton Corp. PLC - ADR	246	35,161
General Electric Co. (b)	2,556	33,535
		68,696
Packaging & Containers — 1.8%
Sonoco Products Co.	538	35,217

Pharmaceuticals — 3.5%
CVS Health Corp.	470	35,908
Merck & Co., Inc.	441	32,855
		68,763
Retail — 3.8%
Home Depot, Inc. (b)	124	40,135
Walmart, Inc.	247	34,558
		74,693
Software — 3.5%
Fiserv, Inc. (a)(b)	278	33,393
ManTech International Corp. VA - Class A	410	34,994
		68,387

The accompanying notes are an integral part of the financial statements.

Pacer Military Times Best Employers ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
COMMON STOCKS — 99.6% (Continued)
Telecommunications — 3.6%
AT&T, Inc.	1,149	$36,090
Verizon Communications, Inc.	580	33,518
		69,608
Transportation — 5.5%
JB Hunt Trasport Services, Inc.	218	37,215
Union Pacific Corp.	156	34,646
Werner Enterprises, Inc.	747	34,534
		106,395
TOTAL COMMON STOCKS (Cost $1,518,715)		1,939,292

	Principal Amount
SHORT-TERM INVESTMENTS — 0.3%
Money Market Deposit Accounts — 0.3%
U.S. Bank Money Market Deposit Account 0.003% (c)	$5,447	5,447
TOTAL SHORT-TERM INVESTMENTS (Cost $5,447)		5,447

	Shares	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 18.2%
Mount Vernon Liquid Assets Portfolio, LLC 0.11% (c)	354,060	$354,060
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURIITES LENDING (Cost $354,060)		354,060
Total Investments (Cost $1,878,222) — 118.1%		2,298,799
Liabilities in Excess of Other Assets — (18.1)%		(352,831)
TOTAL NET ASSETS — 100.0%		$1,945,968

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of April 30, 2021. The total value of securities on loan is $344,060 or 17.7% of net assets.
(c)	The rate shown is as of April 30, 2021.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer Benchmark Industrial Real Estate SCTRSM ETF

SCHEDULE OF INVESTMENTS
April 30, 2021

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS — 99.7%
Diversified — 27.9%
Duke Realty Corp.	665,236	$30,946,779
Lexington Realty Trust	726,951	8,897,880
One Liberty Properties, Inc.	289,395	7,197,254
PS Business Parks, Inc.	54,210	8,802,078
		55,843,991
Storage — 4.4%
Life Storage, Inc.	92,874	8,921,476

Warehouse/Industrial — 67.4%
Americold Realty Trust	564,972	22,819,219
EastGroup Properties, Inc.	57,674	9,150,557
First Industrial Realty Trust, Inc.	183,708	9,143,147
Indus Realty Trust, Inc.	59,130	3,695,625
Industrial Logistics Properties Trust	367,053	9,102,914
Innovative Industrial Properties, Inc. (a)	39,960	7,317,875
Monmouth Real Estate Investment Corp.	449,939	8,314,873
Plymouth Industrial REIT, Inc.	404,624	7,542,191
Prologis, Inc. (a)	263,631	30,720,920
Rexford Industrial Realty, Inc. (a)	163,305	9,071,593
STAG Industrial, Inc.	247,000	9,017,970
Terreno Realty Corp.	139,319	8,988,862
		134,885,746
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $168,048,335)		199,651,213

	Principal Amount
SHORT-TERM INVESTMENTS — 0.2%
Money Market Deposit Accounts — 0.2%
U.S. Bank Money Market Deposit Account, 0.003% (c)	$379,884	379,884
TOTAL SHORT-TERM INVESTMENTS (Cost $379,884)		379,884

	Shares	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 3.8%
Mount Vernon Liquid Assets Portfolio, LLC, 0.11% (c)	7,528,560	$7,528,560
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $7,528,560)		7,528,560
Total Investments (Cost $175,956,779) — 103.7%		207,559,657
Liabilities in Excess of Other Assets — (3.7)%		(7,473,780)
TOTAL NET ASSETS — 100.0%		$200,085,877

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan as of April 30, 2021. The total value of securities on loan is $7,384,536 or 3.7% of net assets.
(b)	Non-income producing security.
(c)	The rate shown is as of April 30, 2021.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

The accompanying notes are an integral part of the financial statements.

Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF

SCHEDULE OF INVESTMENTS
April 30, 2021

	Shares	Value
COMMON STOCKS — 19.1%
Advertising Sales — 0.7%
Clear Channel Outdoor Holdings, Inc. (a)	3,021,411	$7,583,742

Building-Heavy Construction — 5.0%
Cellnex Telecom SA (b)	831,379	47,078,449
Helios Towers PLC (a)	3,948,219	9,358,612
		56,437,061
Engineering & Construction — 2.3%
Infrastrutture Wireless Italiane SpA (b)	2,170,035	25,339,279

Internet Connective Services — 3.0%
21Vianet Group, Inc. - ADR (a)	574,540	16,035,412
Cogent Communications Holdings, Inc.	237,873	17,961,790
		33,997,202
Telecommunication Services — 8.1%
Chindata Group Holdings Ltd. - ADR (a)(c)	1,054,522	13,909,145
GDS Holdings Ltd. - ADR (a)(c)	447,883	37,160,853
NEXTDC Ltd. (a)	2,772,189	24,818,606
Switch, Inc. - Class A	768,378	14,268,779
		90,157,383
TOTAL COMMON STOCKS (Cost $195,530,930)		213,514,667

REAL ESTATE INVESTMENT TRUSTS — 80.7%
Diversified — 73.7%
American Tower Corp.	705,698	179,790,679
CoreSite Realty Corp.	252,855	30,719,354
Crown Castle International Corp.	979,229	185,133,035
CyrusOne, Inc.	697,115	50,770,885
Digital Realty Trust, Inc.	339,558	52,397,195
Equinix, Inc.	235,225	169,540,771
Keppel DC REIT	8,120,896	16,420,032
Lamar Advertising Co. - Class A	517,013	51,204,968
Outfront Media, Inc.	871,243	21,232,192
SBA Communications Corp.	178,779	53,583,642
Uniti Group, Inc. (c)	1,307,665	14,907,381
		825,700,134
Storage — 4.7%
Iron Mountain, Inc. (c)	1,315,165	52,764,420

Warehouse/Industrial — 2.3%
QTS Realty Trust, Inc. - Class A (c)	383,686	25,511,282
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $804,546,892)		903,975,836

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.3%
Money Market Deposit Accounts — 0.3%
U.S. Bank Money Market Deposit Account, 0.003% (d)	$2,839,374	$2,839,374
TOTAL SHORT-TERM INVESTMENTS (Cost $2,839,374)		2,839,374

	Shares
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 10.1%
Mount Vernon Liquid Assets Portfolio, LLC, 0.11% (d)	113,371,536	113,371,536
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $113,371,536)		113,371,536
Total Investments (Cost $1,116,288,732) — 110.2%		1,233,701,413
Liabilities in Excess of Other Assets — (10.2)%		(113,891,714)
TOTAL NET ASSETS — 100.0%		$1,119,809,699

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt

(a)	Non-income producing security.
(b)

Security exempt from registration under Rule 144(a) and Regulation S of the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. The value of those securities total $72,417,728 or 6.5% of net assets.

(c)	All or a portion of this security is on loan as of April 30, 2021. The total value of securities on loan is $110,694,646 or 9.9% of net assets.
(d)	The rate shown is as of April 30, 2021.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

The accompanying notes are an integral part of the financial statements.

Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF

SCHEDULE OF INVESTMENTS
April 30, 2021

	Shares	Value
COMMON STOCKS — 99.8%
Agriculture — 4.7%
Altria Group, Inc.	20,734	$990,048
Archer-Daniels-Midland Co.	17,313	1,092,970
Philip Morris International, Inc.	11,501	1,092,595
		3,175,613
Beverages — 9.8%
Brown-Forman Corp. - Class B	14,023	1,069,675
Constellation Brands, Inc. - Class A	4,393	1,055,726
Molson Coors Brewing Co. - Class B (a)	21,048	1,156,588
Monster Beverage Corp. (a)	11,007	1,068,229
PepsiCo, Inc.	7,584	1,093,309
The Coca-Cola Co.	20,033	1,081,381
		6,524,908
Biotechnology — 7.0%
Alexion Pharmaceuticals, Inc. (a)	3,291	555,126
Amgen, Inc.	2,161	517,862
Biogen, Inc. (a)	1,873	500,709
Bio-Rad Laboratories, Inc. - Class A (a)	890	560,816
Gilead Sciences, Inc.	8,099	514,043
Illumina, Inc. (a)	1,231	483,586
Incyte Corp. (a)	6,316	539,260
Regeneron Pharmaceuticals, Inc. (a)	1,059	509,697
Vertex Pharmaceuticals, Inc. (a)	2,327	507,751
		4,688,850
Cosmetics/Personal Care — 4.8%
Colgate-Palmolive Co.	13,358	1,077,990
The Estee Lauder Cos., Inc.	3,384	1,061,899
The Procter & Gamble Co.	7,871	1,050,149
		3,190,038
Electronics — 2.6%
Agilent Technologies, Inc.	4,106	548,726
Mettler-Toledo International, Inc. (a)	470	617,260
Waters Corp. (a)	1,855	556,259
		1,722,245
Food — 21.8%
Campbell Soup Co.	21,035	1,004,421
Conagra Brands, Inc.	27,204	1,008,996
General Mills, Inc.	17,174	1,045,210
Hormel Foods Corp.	20,827	962,207
Kellogg Co.	16,632	1,038,169
Lamb Weston Holdings, Inc.	12,501	1,006,331
McCormick & Co., Inc.	11,618	1,049,803
Mondelez International, Inc. - Class A	17,742	1,078,891
Sysco Corp.	12,092	1,024,555
The Hershey Co.	6,619	1,087,502
The JM Smucker Co.	8,306	1,088,003
The Kraft Heinz Co.	26,468	1,092,864
The Kroger Co.	28,450	1,039,563

	Shares	Value
Food — 21.8% (Continued)
Tyson Foods, Inc. - Class A	13,358	$1,034,577
		14,561,092
Healthcare-Products — 17.0%
Abbott Laboratories	4,275	513,342
ABIOMED, Inc. (a)	1,645	527,601
Align Technology, Inc. (a)	928	552,652
Baxter International, Inc.	6,396	548,073
Boston Scientific Corp. (a)	12,842	559,911
Danaher Corp.	2,325	590,411
DENTSPLY SIRONA, Inc.	7,929	535,287
Edwards Lifesciences Corp. (a)	6,075	580,284
Hologic, Inc. (a)	7,042	461,603
IDEXX Laboratories, Inc. (a)	1,002	550,088
Intuitive Surgical, Inc. (a)	680	588,200
Medtronic PLC - ADR	4,199	549,733
PerkinElmer, Inc.	4,050	525,002
ResMed, Inc.	2,690	505,639
STERIS PLC - ADR	2,707	571,231
Stryker Corp.	2,067	542,856
Teleflex, Inc.	1,175	496,414
The Cooper Cos., Inc.	1,325	544,429
Thermo Fisher Scientific, Inc.	1,112	522,896
West Pharmaceutical Services, Inc.	1,818	597,249
Zimmer Biomet Holdings, Inc.	3,061	542,287
		11,405,188
Healthcare-Services — 9.0%
Anthem, Inc.	1,458	553,151
Catalent, Inc. (a)	4,713	530,071
Centene Corp. (a)	7,928	489,475
DaVita, Inc. (a)	4,598	535,805
HCA Healthcare, Inc.	2,631	528,989
Humana, Inc.	1,228	546,755
IQVIA Holdings, Inc. (a)	2,669	626,387
Laboratory Corp. of American Holdings (a)	2,085	554,339
Quest Diagnostics, Inc.	4,089	539,257
UnitedHealth Group, Inc.	1,400	558,320
Universal Health Services, Inc. - Class B	3,629	538,580
		6,001,129
Household Products/Wares — 4.5%
Church & Dwight Co., Inc.	12,166	1,043,113
Kimberly-Clark Corp.	7,553	1,006,966
The Clorox Co.	5,336	973,820
		3,023,899
Pharmaceuticals — 13.1%
AbbVie, Inc.	4,612	514,238
AmerisourceBergen Corp.	4,412	532,970
Becton Dickinson and Co.	2,097	521,755

The accompanying notes are an integral part of the financial statements.

Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
COMMON STOCKS — 99.8% (Continued)
Pharmaceuticals — 13.1% (Continued)
Bristol-Myers Squibb Co.	8,227	$513,529
Cardinal Health, Inc.	8,700	524,958
Cigna Corp.	2,046	509,474
CVS Health Corp.	6,751	515,776
DexCom, Inc. (a)	1,397	539,382
Eli Lilly & Co.	2,400	438,648
Henry Schein, Inc. (a)	7,419	537,878
Johnson & Johnson	3,123	508,206
McKesson Corp.	2,663	499,472
Merck & Co., Inc.	6,681	497,734
Perrigo Co. PLC - ADR	12,160	506,221
Pfizer, Inc.	14,269	551,497
Viatris, Inc. (a)	34,733	461,949
Zoetis, Inc.	3,271	565,981
		8,739,668
Retail — 4.7%
Costco Wholesale Corp.	2,956	1,099,898
Walgreens Boots Alliance, Inc.	18,957	1,006,617
Walmart, Inc.	7,516	1,051,563
		3,158,078
Software — 0.8%
Cerner Corp.	6,999	525,275
TOTAL COMMON STOCKS (Cost $66,723,225)		66,715,983

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.1%
Money Market Deposit Accounts — 0.1%
U.S. Bank Money Market Deposit Account, 0.003% (b)	$61,040	$61,040
TOTAL SHORT-TERM INVESTMENTS (Cost $61,040)		61,040

	Shares
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 10.2%
Mount Vernon Liquid Assets Portfolio, LLC, 0.11% (b)	6,832,459	6,832,459
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $6,832,459)		6,832,459
Total Investments (Cost $73,616,724) — 110.1%		73,609,482
Liabilities in Excess of Other Assets — (10.1)%		(6,726,891)
TOTAL NET ASSETS — 100.0%		$66,882,591

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt

(a)	Non-income producing security.
(b)	The rate shown is as of April 30, 2021.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

The accompanying notes are an integral part of the financial statements.

Pacer CSOP FTSE China A50 ETF

SCHEDULE OF INVESTMENTS
April 30, 2021

	Shares	Value
COMMON STOCKS — 99.3%
Agriculture — 1.5%
Muyuan Foods Co. Ltd.	8,830	$154,332

Auto Manufacturers — 2.3%
BYD Co. Ltd.	6,845	167,722
SAIC Motor Corp. Ltd.	23,900	74,084
		241,806
Banks — 22.8%
Agricultural Bank of China Ltd.	336,800	166,539
Bank of China Ltd.	185,300	93,058
Bank of Communications Co. Ltd.	176,000	130,814
China CITIC Bank Corp. Ltd.	24,800	19,851
China Construction Bank Corp.	79,100	82,260
China Merchants Bank Co. Ltd.	104,300	849,356
Industrial & Commercial Bank of China Ltd.	189,600	150,297
Industrial Bank Co. Ltd.	122,600	411,856
Ping An Bank Co. Ltd.	72,300	260,197
Shanghai Pudong Development Bank Co. Ltd.	127,500	198,003
		2,362,231
Beverages — 23.1%
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd.	3,900	116,009
Kweichow Moutai Co. Ltd.	3,900	1,209,371
Luzhou Laojiao Co. Ltd.	5,945	234,787
Shanxi Xinghuacun Fen Wine Factory Co. Ltd.	2,345	148,657
Wuliangye Yibin Co. Ltd.	15,600	687,012
		2,395,836
Building Materials — 1.1%
Anhui Conch Cement Co. Ltd.	15,200	115,160

Chemicals — 2.3%
Hengli Petrochemical Co. Ltd.	7,900	36,195
Wanhua Chemical Group Co. Ltd.	12,512	198,637
		234,832
Coal — 0.5%
China Shenhua Energy Co. Ltd.	17,400	51,650

Commercial Services — 0.2%
Offcn Education Technology Co. Ltd.	5,400	21,278

Diversified Financial Services — 4.9%
CITIC Securities Co. Ltd.	74,500	274,562
CSC Financial Co. Ltd.	3,600	15,915
East Money Information Co. Ltd.	42,789	213,168
		503,645

	Shares	Value
Electric — 1.1%
China Yangtze Power Co. Ltd.	35,900	$110,782

Electrical Components & Equipment — 1.2%
Contemporary Amperex Technology Co. Ltd.	2,100	125,961

Electronics — 1.5%
Foxconn Industrial Internet Co. Ltd.	10,200	21,688
Luxshare Precision Industry Co. Ltd.	23,029	131,523
		153,211
Energy-Alternate Sources — 2.5%
LONGi Green Energy Technology Co. Ltd.	16,945	260,269

Food — 3.4%
Foshan Haitian Flavouring & Food Co. Ltd.	2,900	75,956
Inner Mongolia Yili Industrial Group Co. Ltd.	44,000	278,421
		354,377
Healthcare-Products — 1.6%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd.	2,300	165,743

Healthcare-Services — 1.7%
Aier Eye Hospital Group Co. Ltd.	10,889	125,321
WuXi AppTec Co. Ltd.	1,880	46,117
		171,438
Home Furnishings — 3.8%
Gree Electric Appliances, Inc. of Zhuhai	26,300	243,473
Midea Group Co. Ltd.	12,310	152,498
		395,971
Insurance — 10.6%
China Life Insurance Co. Ltd.	12,800	65,409
China Pacific Insurance Group Co. Ltd.	24,100	122,483
Ping An Insurance Group Co. of China Ltd.	81,700	915,283
		1,103,175
Machinery-Construction & Mining — 1.6%
Sany Heavy Industry Co. Ltd.	35,200	167,963

Mining — 1.6%
Zijin Mining Group Co. Ltd.	98,900	168,565

Oil & Gas — 0.9%
China Petroleum & Chemical Corp.	84,000	55,554
PetroChina Co. Ltd.	51,400	33,756
		89,310

The accompanying notes are an integral part of the financial statements.

Pacer CSOP FTSE China A50 ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
COMMON STOCKS — 99.3% (Continued)
Pharmaceuticals — 2.7%
Jiangsu Hengrui Medicine Co. Ltd.	21,600	$280,701

Real Estate — 2.4%
China Vanke Co. Ltd.	57,200	248,988

Retail — 3.2%
China Tourism Group Duty Free Corp. Ltd.	6,900	332,648

Transportation — 0.8%
Beijing-Shanghai High Speed Railway Co. Ltd.	23,980	21,788
SF Holding Co. Ltd.	6,500	64,633
		86,421
TOTAL COMMON STOCKS (Cost $8,300,281)		10,296,293

	Principal Amount
SHORT-TERM INVESTMENTS — 0.7%
Money Market Deposit Accounts — 0.7%
U.S. Bank Money Market Deposit Account, 0.003% (a)	$69,683	69,683
TOTAL SHORT-TERM INVESTMENTS (Cost $69,683)		69,683
Total Investments (Cost $8,369,964) — 100.0%		10,365,976
Other Assets in Excess of Liabilities — 0.0% (b)		660
TOTAL NET ASSETS — 100.0%		$10,366,636

Percentages are stated as a percent of net assets.

(a)	The rate shown is as of April 30, 2021.
(b)	Less than 0.05%

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

The accompanying notes are an integral part of the financial statements.

Pacer BioThreat Strategy ETF

SCHEDULE OF INVESTMENTS
April 30, 2021

	Shares	Value
COMMON STOCKS — 99.9%
Biotechnology — 9.3%
Emergent BioSolutions, Inc. (a)	83	$5,061
Gilead Sciences, Inc.	1,944	123,386
Illumina, Inc. (a)	227	89,175
Moderna, Inc. (a)	614	109,795
Regeneron Pharmaceuticals, Inc. (a)	166	79,896
Vir Biotechnology, Inc. (a)	198	9,453
		416,766
Chemicals — 2.3%
Ecolab, Inc.	443	99,285
Stepan Co.	35	4,573
		103,858
Commercial Services — 0.4%
Booz Allen Hamilton Holding Corp.	213	17,668

Electrical Components & Equipment — 0.1%
Energizer Holdings, Inc. (b)	107	5,275

Electronics — 3.4%
Agilent Technologies, Inc.	474	63,345
FLIR Systems, Inc.	204	12,234
Mettler-Toledo International, Inc. (a)	37	48,593
Waters Corp. (a)	96	28,788
		152,960
Environmental Control — 0.2%
Stericycle, Inc. (a)	142	10,832

Food — 2.3%
Campbell Soup Co.	470	22,443
Hormel Foods Corp.	837	38,669
The Kroger Co.	1,180	43,117
		104,229
Healthcare-Products — 16.1%
Abbott Laboratories	1,923	230,914
Danaher Corp. (b)	930	236,164
Neogen Corp. (a)	83	7,969
PerkinElmer, Inc.	174	22,555
QIAGEN NV (a)	355	17,086
Thermo Fisher Scientific, Inc.	451	212,074
		726,762
Healthcare-Services — 2.4%
Laboratory Corp. of America Holdings (a)	151	40,146
Quest Diagnostics, Inc.	210	27,695
Teladoc Health, Inc. (a)	222	38,262
		106,103

	Shares	Value
Household Products/Wares — 3.1%
Church & Dwight Co., Inc. (b)	385	$33,010
Clorox Co. (b)	196	35,770
Kimberly-Clark Corp.	528	70,393
		139,173
Internet — 9.4%
Amazon.com, Inc. (a)	64	221,915
Netflix, Inc. (a)	393	201,794
		423,709
Machinery-Diversified — 0.7%
Xylem, Inc.	279	30,871

Miscellaneous Manufacturing — 3.9%
3M Co.	894	176,243

Pharmaceuticals — 20.4%
CVS Health Corp.	2,029	155,016
GlaxoSmithKline PLC - ADR (b)	3,855	143,946
Johnson & Johnson	1,380	224,567
Merck & Co., Inc.	2,590	192,955
Sanofi - ADR	3,912	204,871
		921,355
Retail — 16.4%
Home Depot, Inc. (b)	766	247,931
Lowe’s Cos., Inc. (b)	1,136	222,940
Walgreens Boots Alliance, Inc.	1,343	71,314
Walmart, Inc.	1,419	198,532
		740,717
Semiconductors — 5.2%
NVIDIA Corp.	390	234,148

Software — 4.3%
Akamai Technologies, Inc. (a)(b)	252	27,393
Citrix Systems, Inc.	191	23,655
Zoom Video Communications, Inc. - Class A (a)	444	141,889
		192,937
TOTAL COMMON STOCKS (Cost $4,143,446)		4,503,606

	Principal Amount
SHORT-TERM INVESTMENTS — 0.1%
Money Market Deposit Accounts — 0.1%
U.S. Bank Money Market Deposit Account 0.003% (c)	$2,683	2,683
TOTAL SHORT-TERM INVESTMENTS (Cost $2,683)		2,683

The accompanying notes are an integral part of the financial statements.

Pacer BioThreat Strategy ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 20.6%
Mount Vernon Liquid Assets Portfolio, LLC 0.11% (c)	930,334	$930,334
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURIITES LENDING (Cost $930,334)		930,334
Total Investments (Cost $5,076,463) — 120.6%		5,436,623
Liabilities in Excess of Other Assets — (20.6)%		(929,833)
TOTAL NET ASSETS — 100.0%		$4,506,790

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of April 30, 2021. The total value of securities on loan is $904,229 or 20.1% of net assets.
(c)	The rate shown is as of April 30, 2021.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer Lunt Large Cap Alternator ETF

SCHEDULE OF INVESTMENTS
April 30, 2021

	Shares	Value
COMMON STOCKS — 93.8%
Aerospace/Defense — 2.8%
Howmet Aerospace, Inc. (a)	38,031	$1,215,471
The Boeing Co. (a)(b)	6,036	1,414,295
TransDigm Group, Inc. (a)	1,676	1,028,628
		3,658,394
Airlines — 3.9%
Alaska Air Group, Inc. (a)	18,956	1,310,618
American Airlines Group, Inc. (a)	55,882	1,213,757
Delta Air Lines, Inc. (a)	22,986	1,078,503
United Airlines Holdings, Inc. (a)	26,712	1,453,133
		5,056,011
Apparel — 2.3%
PVH Corp. (a)	13,274	1,502,352
Tapestry, Inc. (a)	31,498	1,507,179
		3,009,531
Auto Parts & Equipment — 0.8%
Aptiv PLC (a)(b)	6,988	1,005,503

Banks — 12.8%
Bank of America Corp.	31,514	1,277,262
Citigroup, Inc.	18,315	1,304,760
Citizens Financial Group, Inc.	29,643	1,371,878
Comerica, Inc.	17,294	1,299,817
Fifth Third Bancorp	37,140	1,505,656
KeyCorp.	63,884	1,390,116
Morgan Stanley	14,236	1,175,182
Regions Financial Corp.	57,500	1,253,500
State Street Corp.	13,341	1,119,977
SVB Financial Group (a)(b)	2,128	1,216,854
The PNC Financial Services Group, Inc.	6,280	1,174,046
Truist Financial Corp.	20,245	1,200,731
Wells Fargo & Co.	30,854	1,389,973
		16,679,752
Chemicals — 1.7%
Dow, Inc.	17,219	1,076,187
LyondellBasell Industries NV	11,536	1,196,745
		2,272,932
Commercial Services — 1.8%
Global Payments, Inc.	5,073	1,088,818
United Rentals, Inc. (a)	3,924	1,255,484
		2,344,302
Computers — 2.3%
DXC Technology Co. (a)	55,063	1,812,123
Western Digital Corp. (a)(b)	17,161	1,212,082
		3,024,205

	Shares	Value
Distribution/Wholesale — 0.9%
LKQ Corp. (a)	26,689	$1,246,643

Diversified Financial Services — 7.7%
American Express Co.	8,517	1,306,082
Ameriprise Financial, Inc.	6,149	1,588,902
Capital One Financial Corp.	10,013	1,492,738
Discover Financial Services (b)	14,612	1,665,768
Invesco Ltd.	52,618	1,420,686
Raymond James Financial, Inc.	8,646	1,130,724
Synchrony Financial (b)	32,326	1,413,939
		10,018,839
Energy-Alternate Sources — 0.6%
Enphase Energy, Inc. (a)	5,644	785,927

Food — 0.9%
Sysco Corp.	13,193	1,117,843

Hand/Machine Tools — 1.0%
Stanley Black & Decker, Inc.	6,148	1,271,222

Healthcare-Products — 0.8%
Align Technology, Inc. (a)	1,728	1,029,076

Healthcare-Services — 0.9%
Universal Health Services, Inc. - Class B	7,579	1,124,799

Home Builders — 0.9%
PulteGroup, Inc.	19,779	1,169,334

Home Furnishings — 1.9%
Leggett & Platt, Inc.	25,306	1,256,949
Whirlpool Corp. (b)	4,958	1,172,319
		2,429,268
Insurance — 7.7%
American International Group, Inc.	26,514	1,284,603
Lincoln National Corp.	31,504	2,020,352
Loews Corp.	21,057	1,173,928
MetLife, Inc.	19,584	1,246,130
Principal Financial Group, Inc.	20,356	1,300,138
Prudential Financial, Inc.	14,297	1,434,847
Unum Group (b)	54,017	1,526,520
		9,986,518
Internet — 0.9%
Expedia Group, Inc. (a)	6,541	1,152,720

The accompanying notes are an integral part of the financial statements.

Pacer Lunt Large Cap Alternator ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
COMMON STOCKS — 93.8% (Continued)
Leisure Time — 4.3%
Carnival Corp. (a)	69,194	$1,934,664
Norwegian Cruise Line Holdings Ltd. (a)(b)	62,537	1,941,774
Royal Caribbean Cruises Ltd. (a)(b)	19,609	1,705,003
		5,581,441
Lodging — 2.1%
MGM Resorts International	37,011	1,507,088
Wynn Resorts Ltd. (a)	9,734	1,249,845
		2,756,933
Media — 1.1%
DISH Network Corp. - Class A (a)	33,292	1,491,149

Mining — 1.1%
Freeport-McMoRan, Inc.	37,509	1,414,464

Miscellaneous Manufacturing — 2.0%
Parker-Hannifin Corp.	3,914	1,228,252
Textron, Inc.	21,713	1,394,843
		2,623,095
Office/Business Equipment — 0.8%
Xerox Holdings Corp.	41,756	1,007,990

Oil & Gas — 13.8%
APA Corp.	79,445	1,588,900
Chevron Corp.	10,897	1,123,154
ConocoPhillips	23,107	1,181,692
Devon Energy Corp.	63,499	1,484,607
Diamondback Energy, Inc. (b)	16,469	1,346,011
EOG Resources, Inc.	16,151	1,189,360
Hess Corp.	18,126	1,350,568
HollyFrontier Corp. (b)	30,556	1,069,460
Marathon Oil Corp. (b)	119,427	1,344,748
Marathon Petroleum Corp.	24,450	1,360,642
Occidental Petroleum Corp.	53,202	1,349,203
Phillips 66	13,020	1,053,448
Pioneer Natural Resources Co. (b)	8,413	1,294,172
Valero Energy Corp.	17,097	1,264,494
		18,000,459
Oil & Gas Services — 3.6%
Baker Hughes Co.	47,131	946,391
Halliburton Co.	67,788	1,325,933
NOV, Inc.	88,006	1,315,690
Schlumberger Ltd.	41,742	1,129,121
		4,717,135
Packaging & Containers — 1.0%
WestRock Co.	23,449	1,307,282

	Shares	Value
Pipelines — 1.1%
ONEOK, Inc.	26,704	$1,397,687

Real Estate — 0.9%
CBRE Group, Inc. (a)(b)	14,299	1,218,275

Retail — 3.5%
Darden Restaurants, Inc.	9,290	1,363,029
L Brands, Inc. (a)	22,873	1,507,331
The Gap, Inc.	51,741	1,712,627
		4,582,987
Semiconductors — 5.2%
Applied Materials, Inc.	10,136	1,345,148
KLA Corp.	3,589	1,131,791
Lam Research Corp.	2,068	1,283,091
Microchip Technology, Inc.	7,123	1,070,516
NVIDIA Corp.	1,668	1,001,434
Skyworks Solutions, Inc.	5,331	966,670
		6,798,650
Software — 0.7%
Paycom Software, Inc. (a)	2,505	962,947
TOTAL COMMON STOCKS (Cost $103,402,107)		122,243,313

REAL ESTATE INVESTMENT TRUSTS — 5.8%
Kimco Realty Corp.	55,579	1,167,159
Simon Property Group, Inc. (b)	10,706	1,303,349
SL Green Realty Corp. (b)	16,924	1,252,545
Ventas, Inc.	23,366	1,295,878
Welltower, Inc.	16,011	1,201,305
Weyerhaeuser Co.	36,698	1,422,782
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $6,693,839)		7,643,018

	Principal Amount
SHORT-TERM INVESTMENTS — 0.1%
Money Market Deposit Accounts — 0.1%
U.S. Bank Money Market Deposit Account, 0.003% (c)	$144,098	144,098
TOTAL SHORT-TERM INVESTMENTS (Cost $144,098)		144,098

The accompanying notes are an integral part of the financial statements.

Pacer Lunt Large Cap Alternator ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 8.3%
Mount Vernon Liquid Assets Portfolio, LLC, 0.11% (c)	10,761,773	$10,761,773
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $10,761,773)		10,761,773
Total Investments (Cost $121,001,817) — 108.0%		140,792,202
Liabilities in Excess of Other Assets — (8.0)%		(10,439,210)
TOTAL NET ASSETS — 100.0%		$130,352,992

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of April 30, 2021. The total value of securities on loan is $10,409,031 or 8.0% of net assets.
(c)	The rate shown is as of April 30, 2021.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

The accompanying notes are an integral part of the financial statements.

Pacer Lunt Midcap Multi-Factor Alternator ETF

SCHEDULE OF INVESTMENTS
April 30, 2021

	Shares	Value
COMMON STOCKS — 98.4%
Apparel — 1.3%
Carter’s, Inc.	1,205	$131,092
Skechers U.S.A, Inc. - Class A (a)	4,560	221,115
Urban Outfitters, Inc. (a)(b)	2,857	102,566
		454,773
Auto Parts & Equipment — 3.0%
Adient PLC (a)	3,010	139,483
Dana, Inc.	10,198	258,010
Lear Corp.	1,853	340,656
The Goodyear Tire & Rubber Co. (a)	18,482	318,075
		1,056,224
Banks — 10.5%
Associated Banc-Corp.	6,546	143,292
BancorpSouth Bank	2,788	82,497
Bank OZK	3,526	144,531
Cathay General Bancorp	2,307	93,387
Cullen Frost Bankers, Inc.	1,922	230,755
First Horizon Corp.	18,639	340,907
FNB Corp.	13,097	168,820
Fulton Financial Corp.	5,252	89,547
Hancock Whitney Corp.	2,323	107,416
International Bancshares Corp.	1,572	74,497
PacWest Bancorp	3,182	138,131
Pinnacle Financial Partners, Inc.	2,158	189,127
Prosperity Bancshares, Inc.	2,693	197,558
Synovus Financial Corp.	8,873	415,789
TCF Financial Corp.	10,367	471,906
Trustmark Corp.	1,995	64,658
Umpqua Holdings Corp.	7,643	142,466
United Bankshares, Inc.	3,943	154,842
Valley National Bancorp	12,894	177,550
Webster Financial Corp.	2,402	127,090
Wintrust Financial Corp.	1,835	141,478
		3,696,244
Beverages — 0.9%
The Boston Beer Co., Inc. - Class A (a)	272	330,885

Biotechnology — 1.0%
Arrowhead Pharmaceuticals, Inc. (a)	4,629	336,806

Building Materials — 3.6%
Lennox International, Inc.	2,978	998,642
MDU Resources Group, Inc.	7,728	258,579
		1,257,221
Chemicals — 3.1%
Ingevity Corp. (a)	1,040	81,203
Olin Corp.	6,321	271,993
The Chemours Co.	6,260	189,052

	Shares	Value
Chemicals — 3.1% (Continued)
Valvoline, Inc.	17,053	$535,464
		1,077,712
Commercial Services — 6.7%
Avis Budget Group, Inc. (a)	4,031	361,218
Graham Holdings Co. - Class B	239	151,911
H&R Block, Inc.	15,318	340,979
HealthEquity, Inc. (a)(b)	3,916	297,498
ManpowerGroup, Inc.	3,129	378,265
Paylocity Holding Corp. (a)	1,087	210,052
Sabre Corp.	18,584	278,388
The Brink’s Co.	3,335	266,533
WW International, Inc. (a)	3,137	87,020
		2,371,864
Computers — 1.0%
NCR Corp. (a)(b)	4,601	210,496
Perspecta, Inc.	4,524	132,417
		342,913
Cosmetics/Personal Care — 0.3%
Coty, Inc. (a)	9,071	90,801

Distribution/Wholesale — 3.4%
Avient Corp.	3,206	162,769
IAA, Inc. (a)	13,549	851,013
Univar Solutions, Inc. (a)	7,761	181,219
		1,195,001
Diversified Financial Services — 4.6%
Alliance Data Systems Corp.	3,746	441,466
Evercore, Inc.	1,391	194,921
Interactive Brokers Group, Inc.	2,330	166,642
Jefferies Financial Group, Inc.	9,892	321,589
Navient Corp.	17,139	288,449
Stifel Financial Corp.	2,799	193,663
		1,606,730
Electrical Components & Equipment — 0.6%
Energizer Holdings, Inc. (b)	4,033	198,827

Electronics — 5.7%
Arrow Electronics, Inc. (a)	4,771	544,228
Avnet, Inc.	6,473	284,294
II-VI, Inc. (a)(b)	4,439	298,034
Jabil, Inc.	6,816	357,295
SYNNEX Corp. (b)	4,374	530,129
		2,013,980
Engineering & Construction — 1.5%
EMCOR Group, Inc.	1,960	234,808
Fluor Corp. (a)	4,471	102,744
MasTec, Inc. (a)(b)	1,867	194,840
		532,392

The accompanying notes are an integral part of the financial statements.

Pacer Lunt Midcap Multi-Factor Alternator ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
COMMON STOCKS — 98.4% (Continued)
Entertainment — 2.9%
Churchill Downs, Inc.	1,788	$378,162
Cinemark Holdings, Inc. (b)	5,421	114,925
Scientific Games Corp. (a)	4,148	242,741
Six Flags Entertainment Corp. (b)	5,858	275,209
		1,011,037
Food — 1.5%
Grocery Outlet Holding Corp. (a)	2,705	109,255
Pilgrim’s Pride Corp. (a)	2,160	51,754
Sprouts Farmers Market, Inc. (a)	9,609	246,086
TreeHouse Foods, Inc. (a)	2,214	105,386
		512,481
Forest Products & Paper — 0.3%
Domtar Corp.	3,024	119,206

Healthcare-Products — 0.5%
Cantel Medical Corp. (a)	1,126	98,987
Patterson Cos., Inc.	2,688	86,392
		185,379
Healthcare-Services — 3.4%
Molina Healthcare, Inc. (a)	1,923	490,557
Tenet Healthcare Corp. (a)	11,809	699,802
		1,190,359
Home Builders — 2.6%
KB Home	4,339	209,270
Taylor Morrison Home Corp. (a)	7,241	225,992
Toll Brothers, Inc.	5,112	320,522
Tri Pointe Homes, Inc. (a)	7,287	173,576
		929,360
Insurance — 7.1%
Alleghany Corp. (a)	427	289,920
Brighthouse Financial, Inc. (a)	2,575	120,484
CNO Financial Group, Inc.	6,677	170,464
First American Financial Corp.	4,203	271,093
Genworth Financial, Inc. (a)	30,334	131,043
Kemper Corp.	2,061	160,882
Mercury General Corp.	978	60,900
MGIC Investment Corp.	11,619	177,074
Old Republic International Corp.	10,507	258,682
Reinsurance Group of America, Inc.	3,356	438,059
RenaissanceRe Holdings Ltd.	1,552	261,993
The Hanover Insurance Group, Inc.	1,182	163,482
		2,504,076
Iron/Steel — 3.7%
Commercial Metals Co.	6,830	199,573
Reliance Steel & Aluminum Co.	2,381	381,698
Steel Dynamics, Inc. (b)	6,868	372,383
United States Steel Corp.	14,746	339,305
		1,292,959

	Shares	Value
Lodging — 2.6%
Boyd Gaming Corp. (a)	2,955	$195,473
Choice Hotels International, Inc.	2,547	289,849
Travel + Leisure Co.	6,682	431,189
		916,511
Metal Fabricate/Hardware — 0.2%
Worthington Industries, Inc.	1,373	89,602

Miscellaneous Manufacturing — 1.2%
Axon Enterprise, Inc. (a)	2,902	439,972

Oil & Gas — 1.0%
Cimarex Energy Co. (b)	5,155	341,261

Oil & Gas Services — 0.4%
ChampionX Corp. (a)	6,658	139,885

Packaging & Containers — 0.3%
Greif, Inc. - Class A	1,982	119,931

Pipelines — 0.3%
Antero Midstream Corp.	12,700	109,728

Real Estate — 1.0%
Jones Lang LaSalle, Inc. (a)(b)	1,958	367,928

Retail — 15.8%
American Eagle Outfitters, Inc. (b)	7,456	257,754
AutoNation, Inc. (a)	3,453	353,863
BJ’s Wholesale Club Holdings, Inc. (a)(b)	15,759	703,954
Cracker Barrel Old Country Store, Inc. (b)	1,090	182,542
Dick’s Sporting Goods, Inc. (b)	5,627	464,678
Five Below, Inc. (a)	2,284	459,701
Foot Locker, Inc.	8,314	490,360
Jack in the Box, Inc.	2,054	247,815
Kohl’s Corp.	7,068	414,609
Murphy USA, Inc. (b)	1,333	185,820
Nordstrom, Inc.	8,754	321,097
Papa John’s International, Inc.	2,237	216,363
RH (a)	599	412,124
Texas Roadhouse, Inc. (b)	2,096	224,314
The Wendy’s Co.	6,556	147,969
Wingstop, Inc. (b)	2,116	335,195
World Fuel Services Corp.	4,506	139,371
		5,557,529
Savings & Loans — 1.3%
New York Community Bancorp, Inc.	16,385	195,964
Sterling Bancorp	6,797	170,809

The accompanying notes are an integral part of the financial statements.

Pacer Lunt Midcap Multi-Factor Alternator ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
COMMON STOCKS — 98.4% (Continued)
Savings & Loans — 1.3% (Continued)
Washington Federal, Inc.	2,403	$78,218
		444,991
Software — 1.5%
CDK Global, Inc.	7,898	423,254
CommVault Systems, Inc. (a)	1,762	122,476
		545,730
Telecommunications — 0.8%
Telephone and Data Systems, Inc.	7,512	172,626
Viasat, Inc. (a)(b)	2,400	124,296
		296,922
Toys/Games/Hobbies — 0.9%
Mattel, Inc. (a)(b)	14,470	310,526

Transportation — 1.9%
Ryder System, Inc.	3,868	308,821
XPO Logistics, Inc. (a)(b)	2,549	354,617
		663,438
TOTAL COMMON STOCKS (Cost $31,550,997)		34,651,184

REAL ESTATE INVESTMENT TRUSTS — 1.4%
CoreSite Realty Corp.	1,944	236,177
Park Hotels & Resorts, Inc. (b)	6,678	148,986
Service Properties Trust	5,156	63,496
The Macerich Co.	4,208	58,028
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $482,118)		506,687

	Principal Amount
SHORT-TERM INVESTMENTS — 0.2%
Money Market Deposit Accounts — 0.2%
U.S. Bank Money Market Deposit Account, 0.003% (c)	$64,286	64,286
TOTAL SHORT-TERM INVESTMENTS (Cost $64,286)		64,286

	Shares	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 14.7%
Mount Vernon Liquid Assets Portfolio, LLC, 0.11% (c)	5,166,802	$5,166,802
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $5,166,802)		5,166,802
Total Investments (Cost $37,264,203) — 114.7%		40,388,959
Liabilities in Excess of Other Assets — (14.7)%		(5,169,553)
TOTAL NET ASSETS — 100.0%		$35,219,406

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of April 30, 2021. The total value of securities on loan is $4,987,947 or 14.2% of net assets.
(c)	The rate shown is as of April 30, 2021.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

The accompanying notes are an integral part of the financial statements.

Pacer Lunt Large Cap Multi-Factor Alternator ETF

SCHEDULE OF INVESTMENTS
April 30, 2021

	Shares	Value
COMMON STOCKS — 96.5%
Aerospace/Defense — 4.3%
General Dynamics Corp.	1,127	$214,389
L3Harris Technologies, Inc.	885	185,168
Lockheed Martin Corp.	522	198,652
Northrop Grumman Corp.	615	217,981
The Boeing Co. (a)(b)	3,854	903,031
TransDigm Group, Inc. (b)	258	158,345
		1,877,566
Agriculture — 4.0%
Altria Group, Inc.	10,527	502,664
Archer-Daniels-Midland Co.	3,370	212,748
Philip Morris International, Inc.	10,882	1,033,790
		1,749,202
Airlines — 0.8%
Alaska Air Group, Inc. (b)	372	25,720
American Airlines Group, Inc. (b)	2,968	64,465
Delta Air Lines, Inc. (b)	4,086	191,715
United Airlines Holdings, Inc. (b)	1,182	64,301
		346,201
Apparel — 0.1%
Tapestry, Inc. (a)	793	37,945
Under Armour, Inc. - Class A (b)	598	14,538
		52,483
Auto Manufacturers — 0.7%
Ford Motor Co. (b)	10,895	125,728
PACCAR, Inc.	1,967	176,794
		302,522
Banks — 2.4%
First Republic Bank	473	86,672
Morgan Stanley	3,754	309,893
The Goldman Sachs Group, Inc.	1,073	373,887
Truist Financial Corp.	4,496	266,658
		1,037,110
Beverages — 2.0%
Brown-Forman Corp. - Class B	2,418	184,445
Monster Beverage Corp. (b)	2,249	218,266
PepsiCo, Inc.	1,464	211,050
The Coca-Cola Co.	4,288	231,466
		845,227
Biotechnology — 0.9%
Amgen, Inc. (a)	811	194,348
Gilead Sciences, Inc.	2,863	181,715
		376,063
Chemicals — 0.5%
Linde PLC	743	212,379

Commercial Services — 2.3%
Gartner, Inc. (b)	231	45,248
Global Payments, Inc.	1,223	262,492

	Shares	Value
Commercial Services — 2.3% (Continued)
Nielsen Holdings PLC	946	$24,265
Rollins, Inc. (a)	5,713	212,981
S&P Global, Inc. (a)	715	279,129
Verisk Analytics, Inc.	1,000	188,200
		1,012,315
Computers — 1.9%
DXC Technology Co. (a)	716	23,564
HP, Inc.	10,055	342,976
International Business Machines Corp.	2,657	376,975
NetApp, Inc.	936	69,910
		813,425
Cosmetics/Personal Care — 2.2%
Colgate-Palmolive Co.	5,917	477,502
The Estee Lauder Cos., Inc.	685	214,953
The Procter & Gamble Co.	1,765	235,486
		927,941
Distribution/Wholesale — 0.5%
Fastenal Co.	3,979	208,022

Diversified Financial Services — 1.3%
Franklin Resources, Inc.	769	23,070
Intercontinental Exchange, Inc.	1,733	203,992
The Charles Schwab Corp.	4,961	349,254
		576,316
Electric — 2.8%
AES Corp.	3,382	94,087
Alliant Energy Corp.	3,889	218,445
American Electric Power Co., Inc. (a)	2,407	213,525
CenterPoint Energy, Inc. (a)	2,316	56,719
CMS Energy Corp.	3,337	214,869
Public Service Enterprise Group, Inc. (a)	3,074	194,154
Xcel Energy, Inc. (a)	3,013	214,827
		1,206,626
Electronics — 2.6%
Agilent Technologies, Inc.	1,618	216,230
Amphenol Corp.	2,752	185,320
Garmin Ltd. (a)	1,555	213,408
Mettler-Toledo International, Inc. (b)	148	194,371
Waters Corp. (b)	1,002	300,470
		1,109,799
Entertainment — 0.2%
Live Nation Entertainment, Inc. (b)	1,136	93,016

Environmental Control — 1.2%
Republic Services, Inc.	2,338	248,530
Waste Management, Inc.	1,866	257,452
		505,982

The accompanying notes are an integral part of the financial statements.

Pacer Lunt Large Cap Multi-Factor Alternator ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
COMMON STOCKS — 96.5% (Continued)
Food — 5.8%
Campbell Soup Co.	4,602	$219,746
Conagra Brands, Inc.	6,193	229,698
General Mills, Inc. (a)	4,077	248,126
Hormel Foods Corp.	4,791	221,344
Kellogg Co. (a)	4,011	250,367
McCormick & Co., Inc.	2,139	193,280
Mondelez International, Inc.	4,043	245,855
Sysco Corp.	2,334	197,760
The Hershey Co.	1,339	219,998
The JM Smucker Co.	1,864	244,165
The Kroger Co.	6,410	234,221
		2,504,560
Healthcare-Products — 3.7%
Abbott Laboratories	1,499	180,000
Baxter International, Inc.	2,578	220,909
Danaher Corp.	907	230,323
PerkinElmer, Inc.	1,316	170,593
STERIS PLC	1,039	219,250
The Cooper Cos., Inc.	484	198,871
Thermo Fisher Scientific, Inc.	403	189,503
West Pharmaceutical Services, Inc. (a)	638	209,596
		1,619,045
Healthcare-Services — 0.8%
HCA Healthcare, Inc.	1,751	352,056

Home Furnishings — 0.1%
Leggett & Platt, Inc.	405	20,116

Household Products/Wares — 1.9%
Church & Dwight Co., Inc. (a)	2,706	232,012
Kimberly-Clark Corp.	2,769	369,163
The Clorox Co. (a)	1,189	216,993
		818,168
Insurance — 3.6%
Aon PLC	818	205,678
Arthur J Gallagher & Co.	1,554	225,252
Berkshire Hathaway, Inc. - Class B (b)	886	243,606
Marsh & McLennan Cos., Inc.	3,323	450,931
The Progressive Corp. (a)	2,337	235,430
Willis Towers Watson PLC	806	208,641
		1,569,538
Internet — 7.2%
Alphabet, Inc. - Class C (b)	87	209,680
Amazon.com, Inc. (b)	357	1,237,869
eBay, Inc.	3,098	172,837
Etsy, Inc. (b)	468	93,034
Expedia Group, Inc. (a)	694	122,304
F5 Networks, Inc. (b)	1,043	194,791

	Shares	Value
Internet — 7.2% (Continued)
Netflix, Inc. (b)	1,233	$633,108
NortonLifeLock, Inc.	3,210	69,368
VeriSign, Inc. (b)	1,758	384,598
		3,117,589
Leisure Time — 0.2%
Norwegian Cruise Line Holdings Ltd. (a)(b)	1,106	34,341
Royal Caribbean Cruises Ltd. (a)	569	49,475
		83,816
Lodging — 1.2%
Hilton Worldwide Holdings, Inc. (b)	1,855	238,738
Las Vegas Sands Corp. (a)	1,076	65,916
Marriott International, Inc. (b)	973	144,510
Wynn Resorts Ltd. (b)	602	77,297
		526,461
Machinery-Diversified — 1.1%
IDEX Corp.	958	214,783
Otis Worldwide Corp.	2,738	213,208
Westinghouse Air Brake Technologies Corp.	638	52,361
		480,352
Media — 1.0%
Charter Communications, Inc. - Class A (a)(b)	329	221,565
Comcast Corp. - Class A	3,602	202,252
		423,817
Mining — 0.4%
Newmont Goldcorp Corp.	2,719	169,693

Miscellaneous Manufacturing — 1.0%
3M Co.	1,082	213,305
A O Smith Corp.	3,133	212,261
		425,566
Oil & Gas — 0.5%
APA Corp.	1,646	32,920
Devon Energy Corp.	1,023	23,918
Hess Corp.	744	55,435
Occidental Petroleum Corp.	4,733	120,029
		232,302
Oil & Gas Services — 0.2%
Baker Hughes Co.	1,829	36,726
Halliburton Co.	2,632	51,482
		88,208
Packaging & Containers — 0.5%
Ball Corp.	2,085	195,240
Sealed Air Corp.	461	22,773
		218,013

The accompanying notes are an integral part of the financial statements.

Pacer Lunt Large Cap Multi-Factor Alternator ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
COMMON STOCKS — 96.5% (Continued)
Pharmaceuticals — 6.1%
AbbVie, Inc.	2,031	$226,456
AmerisourceBergen Corp.	868	104,854
Becton Dickinson and Co.	797	198,302
Bristol-Myers Squibb Co.	14,102	880,247
CVS Health Corp.	2,541	194,132
DexCom, Inc. (a)(b)	376	145,174
Johnson & Johnson	1,442	234,657
Merck & Co., Inc.	3,094	230,503
Pfizer, Inc.	6,018	232,596
Zoetis, Inc.	1,177	203,656
		2,650,577
Retail — 16.1%
Advance Auto Parts, Inc.	193	38,631
AutoZone, Inc. (b)	188	275,255
Best Buy Co., Inc.	675	78,482
CarMax, Inc. (b)	428	57,027
Chipotle Mexican Grill, Inc. (b)	118	176,060
Costco Wholesale Corp.	713	265,300
Darden Restaurants, Inc.	586	85,978
Dollar General Corp.	2,038	437,660
Dollar Tree, Inc. (b)	715	82,153
Domino’s Pizza, Inc. (a)	259	109,386
L Brands, Inc. (b)	1,775	116,972
McDonald’s Corp.	5,344	1,261,612
O’Reilly Automotive, Inc. (b)	244	134,903
Ross Stores, Inc.	1,442	188,815
Starbucks Corp.	8,611	985,873
Target Corp.	1,022	211,820
The Gap, Inc.	1,178	38,992
The Home Depot, Inc. (a)	3,452	1,117,309
The TJX Cos., Inc.	5,305	376,655
Tractor Supply Co. (a)	1,596	301,006
Ulta Beauty, Inc. (b)	224	73,774
Walgreens Boots Alliance, Inc.	2,122	112,678
Walmart, Inc.	1,623	227,074
Yum! Brands, Inc. (a)	1,850	221,112
		6,974,527
Semiconductors — 1.1%
Broadcom, Inc.	1,024	467,149

Software — 8.9%
Activision Blizzard, Inc.	1,846	168,337
Akamai Technologies, Inc. (a)(b)	1,802	195,878
Broadridge Financial Solutions, Inc.	1,397	221,606
Cerner Corp.	2,948	221,247
Electronic Arts, Inc.	2,440	346,675
Fidelity National Information Services, Inc.	2,584	395,094

	Shares	Value
Software — 8.9% (Continued)
Fiserv, Inc. (a)(b)	2,333	$280,240
Jack Henry & Associates, Inc.	1,246	202,886
MSCI, Inc.	570	276,889
Oracle Corp.	2,900	219,791
salesforce.com, Inc. (a)(b)	3,545	816,484
ServiceNow, Inc. (b)	622	314,962
Tyler Technologies, Inc. (b)	466	197,985
		3,858,074
Telecommunications — 2.3%
AT&T, Inc.	7,277	228,570
Juniper Networks, Inc.	7,672	194,792
Motorola Solutions, Inc.	1,297	244,225
Verizon Communications, Inc.	5,421	313,280
		980,867
Transportation — 2.1%
CH Robinson Worldwide, Inc.	2,433	236,195
Expeditors International of Washington, Inc.	2,385	262,016
FedEx Corp.	703	204,088
United Parcel Service, Inc. - Class B	1,088	221,800
		924,099
TOTAL COMMON STOCKS (Cost $40,563,062)		41,756,788

REAL ESTATE INVESTMENT TRUSTS — 3.1%
American Tower Corp.	1,869	476,165
Equinix, Inc.	240	172,982
Iron Mountain, Inc.	1,347	54,042
Public Storage	863	242,641
SBA Communications Corp.	889	266,451
Simon Property Group, Inc. (a)	1,024	124,662
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,247,199)		1,336,943

	Principal Amount
SHORT-TERM INVESTMENTS — 0.3%
Money Market Deposit Accounts — 0.3%
U.S. Bank Money Market Deposit Account, 0.003% (c)	$143,833	143,833
TOTAL SHORT-TERM INVESTMENTS (Cost $143,833)		143,833

The accompanying notes are an integral part of the financial statements.

Pacer Lunt Large Cap Multi-Factor Alternator ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 15.9%
Mount Vernon Liquid Assets Portfolio, LLC, 0.11% (c)	6,859,744	$6,859,744
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $6,859,744)		6,859,744
Total Investments (Cost $48,813,838) — 115.8%		50,097,308
Liabilities in Excess of Other Assets — (15.8)%		(6,843,955)
TOTAL NET ASSETS — 100.0%		$43,253,353

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan as of April 30, 2021. The total value of securities on loan is $6,670,623 or 15.4% of net assets.
(b)	Non-income producing security.
(c)	The rate shown is as of April 30, 2021.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

The accompanying notes are an integral part of the financial statements.

Pacer US Export Leaders ETF

SCHEDULE OF INVESTMENTS
April 30, 2021

	Shares	Value
COMMON STOCKS — 98.9%
Agriculture — 0.8%
Darling Ingredients, Inc. (a)(b)	242	$16,807

Auto Manufacturers — 1.0%
Tesla Motors, Inc. (a)(b)	27	19,155

Auto Parts & Equipment — 0.9%
BorgWarner, Inc. (a)	378	18,363

Biotechnology — 3.0%
Bio-Rad Laboratories, Inc. - Class A (b)	34	21,424
Halozyme Therapeutics, Inc. (b)	429	21,429
Illumina, Inc. (b)	47	18,463
		61,316
Building Materials — 1.0%
Johnson Controls International PLC	308	19,201

Chemicals — 6.8%
Ashland Global Holdings, Inc.	210	18,104
Celanese Corp.	129	20,208
FMC Corp.	173	20,455
Ingevity Corp. (b)	245	19,130
Linde PLC	71	20,295
Sensient Technologies Corp.	237	19,491
The Chemours Co.	656	19,811
		137,494
Commercial Services — 3.0%
ManpowerGroup, Inc.	183	22,123
PayPal Holdings, Inc. (b)	76	19,934
The Brink’s Co.	232	18,541
		60,598
Computers — 5.0%
Accenture PLC - Class A (a)	72	20,878
DXC Technology Co. (a)	656	21,589
Fortinet, Inc. (b)	101	20,627
Hewlett Packard Enterprise Co. (a)	1,205	19,304
Lumentum Holdings, Inc. (a)(b)	215	18,286
		100,684
Cosmetics/Personal Care — 1.0%
The Estee Lauder Cos., Inc.	66	20,711

Distribution/Wholesale — 1.0%
LKQ Corp. (b)	443	20,693

Electric — 0.9%
The AES Corp.	670	18,639

	Shares	Value
Electrical Components & Equipment — 1.1%
AMETEK, Inc.	157	$21,184

Electronics — 10.4%
Agilent Technologies, Inc.	157	20,981
Allegion PLC	162	21,770
Arrow Electronics, Inc. (b)	182	20,761
Avnet, Inc.	484	21,257
Coherent, Inc. (b)	77	20,019
Garmin Ltd. (a)	148	20,311
Keysight Technologies, Inc. (b)	140	20,209
Mettler-Toledo International, Inc. (b)	18	23,640
Trimble, Inc. (b)	258	21,156
Vishay Intertechnology, Inc.	773	18,993
		209,097
Energy-Alternate Sources — 0.9%
SolarEdge Technologies, Inc. (a)(b)	65	17,130

Healthcare-Products — 8.7%
Abbott Laboratories	163	19,573
Align Technology, Inc. (b)	36	21,439
Danaher Corp. (a)	89	22,601
PerkinElmer, Inc.	155	20,093
Repligen Corp. (b)	98	20,747
STAAR Surgical Co. (a)(b)	211	28,909
Thermo Fisher Scientific, Inc.	42	19,750
West Pharmaceutical Services, Inc. (a)	69	22,668
		175,780
Healthcare-Services — 1.2%
IQVIA Holdings, Inc. (b)	102	23,938

Household Products/Wares — 0.9%
Kimberly-Clark Corp.	143	19,065

Internet — 3.1%
Alphabet, Inc. - Class A (b)	9	21,182
Facebook, Inc. - Class A (a)(b)	71	23,081
Netflix, Inc. (b)	37	18,998
		63,261
Machinery-Construction & Mining — 1.0%
Oshkosh Corp.	164	20,406

Machinery-Diversified — 4.9%
AGCO Corp.	138	20,137
Cognex Corp.	235	20,238
Ingersoll Rand, Inc. (b)	384	18,973
Nordson Corp.	94	19,873
Xylem, Inc.	187	20,692
		99,913

The accompanying notes are an integral part of the financial statements.

Pacer US Export Leaders ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
COMMON STOCKS — 98.9% (Continued)
Media — 0.9%
News Corp. - Class A	727	$19,044

Metal Fabricate/Hardware — 1.0%
The Timken Co.	231	19,374

Mining — 2.9%
Freeport-McMoRan, Inc.	509	19,194
Newmont Goldcorp Corp.	323	20,158
Royal Gold, Inc.	174	19,464
		58,816
Miscellaneous Manufacturing — 3.9%
Donaldson Co., Inc.	310	19,493
ITT, Inc.	214	20,182
Parker-Hannifin Corp.	61	19,143
Trane Technologies PLC	116	20,164
		78,982
Office/Business Equipment — 1.0%
Zebra Technologies Corp. (b)	40	19,510

Oil & Gas — 1.8%
APA Corp.	897	17,940
Chevron Corp.	171	17,625
		35,565
Packaging & Containers — 1.0%
AptarGroup, Inc.	135	20,359

Retail — 1.9%
Domino’s Pizza, Inc. (a)	53	22,384
World Fuel Services Corp.	533	16,486
		38,870
Semiconductors — 16.9%
Advanced Micro Devices, Inc. (b)	235	19,181
Amkor Technology, Inc. (a)	843	17,045
Analog Devices, Inc. (a)	127	19,451
Applied Materials, Inc.	167	22,163
Broadcom, Inc.	42	19,160
CMC Materials, Inc.	113	20,728
Intel Corp.	303	17,432
KLA Corp.	65	20,498
Lam Research Corp.	36	22,336
Microchip Technology, Inc.	129	19,387
MKS Instruments, Inc.	115	20,598
Monolithic Power Systems, Inc. (a)	57	20,599
NVIDIA Corp.	37	22,214
NXP Semiconductors NV (a)	104	20,021
Qorvo, Inc. (b)	110	20,699
Semtech Corp. (b)	276	18,696

	Shares	Value
Semiconductors — 16.9% (Continued)
Teradyne, Inc. (a)	169	$21,138
		341,346
Software — 8.0%
Activision Blizzard, Inc.	205	18,694
Autodesk, Inc. (b)	71	20,726
Cadence Design System, Inc. (b)	151	19,897
Electronic Arts, Inc.	146	20,744
Fair Isaac Corp. (b)	41	21,378
Microsoft Corp.	81	20,426
PTC, Inc. (b)	144	18,855
Synopsys, Inc. (b)	83	20,506
		161,226
Telecommunications — 2.0%
Arista Networks, Inc. (b)	68	21,432
InterDigital, Inc. (a)	287	19,923
		41,355
Toys/Games/Hobbies — 1.0%
Hasbro, Inc.	201	19,989
TOTAL COMMON STOCKS (Cost $1,614,120)		1,997,871

REAL ESTATE INVESTMENT TRUSTS — 1.0%
Equinix, Inc.	29	20,902
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $18,939)		20,902

	Principal Amount
SHORT-TERM INVESTMENTS — 0.1%
Money Market Deposit Accounts — 0.1%
U.S. Bank Money Market Deposit Account, 0.003% (c)	$1,984	1,984
TOTAL SHORT-TERM INVESTMENTS (Cost $1,984)		1,984

The accompanying notes are an integral part of the financial statements.

Pacer US Export Leaders ETF

SCHEDULE OF INVESTMENTS
April 30, 2021 (Continued)

	Shares	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 18.9%
Mount Vernon Liquid Assets Portfolio, LLC, 0.11% (c)	381,752	$381,752
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $381,752)		381,752
Total Investments (Cost $2,016,795) — 118.9%		2,402,509
Liabilities in Excess of Other Assets — (18.9)%		(381,947)
TOTAL NET ASSETS — 100.0%		$2,020,562

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan as of April 30, 2021. The total value of securities on loan is $366,580 or 18.1% of net assets.
(b)	Non-income producing security.
(c)	The rate shown is as of April 30, 2021.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF ASSETS & LIABILITIES
April 30, 2021

	Pacer Trendpilot® US Large Cap ETF	Pacer Trendpilot® US Mid Cap ETF	Pacer Trendpilot® 100 ETF	Pacer Trendpilot® European Index ETF	Pacer Trendpilot® International ETF
ASSETS
Investments in Securities, at Value* ^	$1,993,718,799	$589,759,558	$1,020,641,669	$58,773,427	$150,280,174
Foreign Currency at Value*	—	—	—	—	522
Interest and Dividends Receivable	1,356,783	70,245	59,339	455,105	544,785
Receivable for Investment Securities Sold	5,470,536	—	—	—	—
Securities Lending Income Receivable	3,947	5,965	10,137	704	2,835
Total Assets	2,000,550,065	589,835,768	1,020,711,145	59,229,236	150,828,316

LIABILITIES
Management Fees Payable	932,741	221,276	425,209	28,933	70,025
Due to Custodian	—	—	—	4,898	—
Payable for Fund Shares Redeemed	5,481,495	—	—	—	—
Collateral Received For Securities Loaned (See Note 5)	99,363,502	137,140,210	237,162,126	4,454,411	19,530,017
Total Liabilities	105,777,738	137,361,486	237,587,335	4,488,242	19,600,042

NET ASSETS	$1,894,772,327	$452,474,282	$783,123,810	$54,740,994	$131,228,274

NET ASSETS CONSIST OF:
Paid-in Capital	$1,876,236,241	$477,197,800	$690,364,199	$101,621,406	$121,258,100
Total Distributable Earnings (Accumulated Deficit)	18,536,086	(24,723,518)	92,759,611	(46,880,412)	9,970,174
Net Assets	$1,894,772,327	$452,474,282	$783,123,810	$54,740,994	$131,228,274
* Identified Cost:
Investments in Securities	$1,508,948,604	$519,483,178	$877,611,114	$51,016,141	$130,061,108
Foreign Currencies	—	—	—	—	540
^ Includes Loaned Securities with a value of	97,852,910	133,729,108	233,096,296	4,261,311	18,750,119

Net Asset Value:
Net Assets	$1,894,772,327	$452,474,282	$783,123,810	$54,740,994	$131,228,274
Shares Outstanding (No Par Value)	51,850,000	12,700,000	14,500,000	2,250,000	4,650,000
Net Asset Value, Offering and Redemption Price per Share	$36.54	$35.63	$54.01	$24.33	$28.22

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF ASSETS & LIABILITIES
April 30, 2021

	Pacer Trendpilot® US Bond ETF	Pacer Trendpilot® Fund of Funds ETF	Pacer Global Cash Cows Dividend ETF	Pacer US Cash Cows 100 ETF	Pacer US Small Cap Cash Cows 100 ETF
ASSETS
Investments in Unaffiliated Securities, at Value* ^	$885,875,705	$25,642	$159,049,247	$484,403,835	$342,664,720
Investments in Affiliated Securities, at Value*^	$—	$44,707,997	$—	$—	$—
Interest and Dividends Receivable	12,262,253	—	916,430	437,754	78,150
Receivable for Fund Shares Sold	8,235,000	—	—	14,811,300	8,458,720
Securities Lending Income Receivable	2,220	—	4,711	7,045	3,365
Total Assets	906,375,178	44,733,639	159,970,388	499,659,934	351,204,955

LIABILITIES
Management Fees Payable	386,297	5,293	65,512	153,002	119,327
Payable for Investment Securities Purchased	8,193,575	—	—	14,738,033	8,385,614
Collateral Received For Securities Loaned (See Note 5)	57,825,164	—	24,635,470	52,656,295	70,860,351
Total Liabilities	66,405,036	5,293	24,700,982	67,547,330	79,365,292

NET ASSETS	$839,970,142	$44,728,346	$135,269,406	$432,112,604	$271,839,663

NET ASSETS CONSIST OF:
Paid-in Capital	$820,877,388	$39,466,107	$160,183,479	$432,239,489	$258,840,213
Total Distributable Earnings (Accumulated Deficit)	19,092,754	5,262,239	(24,914,073)	(126,885)	12,999,450
Net Assets	$839,970,142	$44,728,346	$135,269,406	$432,112,604	$271,839,663
* Identified Cost:
Investments in Unaffiliated Securities	$869,023,449	$25,642	$153,805,319	$422,586,961	$313,083,864
Investments in Affiliated Securities	—	38,807,523	—	—	—
^ Includes Loaned Securities with a value of	56,674,814	—	23,653,489	50,611,347	68,015,414

Net Asset Value:
Net Assets	$839,970,142	$44,728,346	$135,269,406	$432,112,604	$271,839,663
Shares Outstanding (No Par Value)	30,600,000	1,500,000	4,350,000	10,300,000	6,500,000
Net Asset Value, Offering and Redemption Price per Share	$27.45	$29.82	$31.10	$41.95	$41.82

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF ASSETS & LIABILITIES
April 30, 2021

	Pacer Developed Markets International Cash Cows 100 ETF	Pacer US Cash Cows Growth ETF	Pacer Emerging Markets Cash Cows 100 ETF	Pacer Cash Cows Fund of Funds ETF	Pacer WealthShield ETF
ASSETS
Investments in Unaffiliated Securities, at Value* ^	$22,984,770	$3,894,172	$4,012,306	$714	$52,599,149
Investments in Affiliated Securities, at Value*^	$—	$—	$—	$1,671,268	$—
Interest and Dividends Receivable	154,318	615	11,212	—	31,706
Receivable for Investment Securities Sold	—	—	—	—	7,999,895
Securities Lending Income Receivable	357	18	71	—	121
Total Assets	23,139,445	3,894,805	4,023,589	1,671,982	60,630,871

LIABILITIES
Management Fees Payable	10,301	1,807	2,225	206	24,543
Payable for Investment Securities Purchased	—	—	—	—	9,268,211
Collateral Received For Securities Loaned (See Note 5)	2,360,541	271,904	130,319	—	3,194,676
Total Liabilities	2,370,842	273,711	132,544	206	12,487,430

NET ASSETS	$20,768,603	$3,621,094	$3,891,045	$1,671,776	$48,143,441

NET ASSETS CONSIST OF:
Paid-in Capital	$22,982,563	$3,648,135	$3,723,697	$1,519,812	$62,317,142
Total Distributable Earnings (Accumulated Deficit)	(2,213,960)	(27,041)	167,348	151,964	(14,173,701)
Net Assets	$20,768,603	$3,621,094	$3,891,045	$1,671,776	$48,143,441
* Identified Cost:
Investments in Unaffiliated Securities	$20,497,919	$3,650,623	$3,765,985	$714	$47,279,264
Investments in Affiliated Securities	—	—	—	1,523,770	—
^ Includes Loaned Securities with a value of	2,251,522	257,267	123,102	—	3,086,214

Net Asset Value:
Net Assets	$20,768,603	$3,621,094	$3,891,045	$1,671,776	$48,143,441
Shares Outstanding (No Par Value)	650,000	100,000	150,000	50,000	1,500,000
Net Asset Value, Offering and Redemption Price per Share	$31.95	$36.21	$25.94	$33.44	$32.10

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF ASSETS & LIABILITIES
April 30, 2021

	Pacer Military Times Best Employers ETF	Pacer Benchmark Industrial Real Estate SCTRSM ETF	Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF	Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF	Pacer CSOP FTSE China A50 ETF
ASSETS
Investments in Securities, at Value* ^	$2,298,799	$207,559,657	$1,233,701,413	$73,609,482	$10,365,976
Foreign Currency at Value*	—	—	—	—	6,522
Interest and Dividends Receivable	2,164	145,875	7	27,685	—
Receivable for Investment Securities Sold	—	—	3,848,140	121,653,734	—
Receivable for Fund Shares Sold	—	—	—	56,344,500	—
Securities Lending Income Receivable	8	397	4,417	231	—
Total Assets	2,300,971	207,705,929	1,237,553,977	251,635,632	10,372,498

LIABILITIES
Management Fees Payable	943	91,492	528,240	32,427	5,862
Due to Custodian	—	—	6,061	—	—
Payable for Investment Securities Purchased	—	—	3,838,441	122,140,355	—
Payable for Fund Shares Redeemed	—	—	—	55,747,800	—
Collateral Received For Securities Loaned (See Note 5)	354,060	7,528,560	113,371,536	6,832,459	—
Total Liabilities	355,003	7,620,052	117,744,278	184,753,041	5,862

NET ASSETS	$1,945,968	$200,085,877	$1,119,809,699	$66,882,591	$10,366,636

NET ASSETS CONSIST OF:
Paid-in Capital	$1,653,321	$171,926,510	$1,027,499,391	$80,915,919	$9,070,702
Total Distributable Earnings (Accumulated Deficit)	292,647	28,159,367	92,310,308	(14,033,328)	1,295,934
Net Assets	$1,945,968	$200,085,877	$1,119,809,699	$66,882,591	$10,366,636
* Identified Cost:
Investments in Securities	$1,878,222	$175,956,779	$1,116,288,732	$73,616,724	$8,369,964
Foreign Currencies	—	—	—	—	6,499
^ Includes Loaned Securities with a value of	344,060	7,384,536	110,694,646	—	—

Net Asset Value:
Net Assets	$1,945,968	$200,085,877	$1,119,809,699	$66,882,591	$10,366,636
Shares Outstanding (No Par Value)	50,000	4,750,000	29,100,000	1,800,000	455,882
Net Asset Value, Offering and Redemption Price per Share	$38.92	$42.12	$38.48	$37.16	$22.74

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF ASSETS & LIABILITIES
April 30, 2021

	Pacer BioThreat Strategy ETF	Pacer Lunt Large Cap Alternator ETF	Pacer Lunt Midcap Multi-Factor Alternator ETF	Pacer Lunt Large Cap Multi-Factor Alternator ETF	Pacer US Export Leaders ETF
ASSETS
Investments in Securities, at Value* ^	$5,436,623	$140,792,202	$40,388,959	$50,097,308	$2,402,509
Interest and Dividends Receivable	3,589	60,077	3,514	34,896	785
Receivable for Fund Shares Sold	—	61,102,950	1,878,140	—	—
Securities Lending Income Receivable	34	360	121	144	12
Total Assets	5,440,246	201,955,589	42,270,734	50,132,348	2,403,306

LIABILITIES
Management Fees Payable	3,122	31,967	14,622	19,251	992
Payable for Investment Securities Purchased	—	60,808,857	1,869,904	—	—
Collateral Received For Securities Loaned (See Note 5)	930,334	10,761,773	5,166,802	6,859,744	381,752
Total Liabilities	933,456	71,602,597	7,051,328	6,878,995	382,744

NET ASSETS	$4,506,790	$130,352,992	$35,219,406	$43,253,353	$2,020,562

NET ASSETS CONSIST OF:
Paid-in Capital	$4,150,249	$112,481,649	$33,140,986	$42,281,429	$1,844,314
Total Distributable Earnings (Accumulated Deficit)	356,541	17,871,343	2,078,420	971,924	176,248
Net Assets	$4,506,790	$130,352,992	$35,219,406	$43,253,353	$2,020,562
* Identified Cost:
Investments in Securities	$5,076,463	$121,001,817	$37,264,203	$48,813,838	$2,016,795
^ Includes Loaned Securities with a value of	904,229	10,409,031	4,987,947	6,670,623	366,580

Net Asset Value:
Net Assets	$4,506,790	$130,352,992	$35,219,406	$43,253,353	$2,020,562
Shares Outstanding (No Par Value)	150,000	3,200,000	950,000	1,150,000	50,000
Net Asset Value, Offering and Redemption Price per Share	$30.05	$40.74	$37.07	$37.61	$40.41

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF OPERATIONS
For the Year Ended April 30, 2021

	Pacer Trendpilot® US Large Cap ETF	Pacer Trendpilot® US Mid Cap ETF	Pacer Trendpilot® 100 ETF	Pacer Trendpilot® European Index ETF	Pacer Trendpilot® International ETF
INVESTMENT INCOME
Income:
Dividends*	$27,951,037	$3,479,587	$5,105,874	$633,763	$2,337,350
Interest	478,338	413,738	156,781	53,549	69,592
Securities Lending Income	161,977	76,478	70,590	15,704	5,626
Total Investment Income	28,591,352	3,969,803	5,333,245	703,016	2,412,568

Expenses:
Management fees	12,031,964	2,650,719	5,242,752	424,871	873,343
Total Expenses	12,031,964	2,650,719	5,242,752	424,871	873,343
Net Investment Income (Loss)	16,559,388	1,319,084	90,493	278,145	1,539,225

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Net Realized Gain (Loss) on Investments	9,258,861	19,361,409	(2,141,186)	(8,155,343)	539,358
Net Realized Gain (Loss) on In-Kind Redemptions	105,984,018	6,140,238	238,374,519	381,958	1,204,048
Net Realized Gain (Loss) on Foreign Currency	—	—	—	(444,826)	311,646
Total	115,242,879	25,501,647	236,233,333	(8,218,211)	2,055,052
Net Change in Unrealized Appreciation (Depreciation) of:
Change in Unrealized Appreciation (Depreciation) on Investments	484,413,235	70,012,190	48,511,580	7,745,663	20,186,130
Change in Unrealized Appreciation (Depreciation) on Foreign Currency	—	—	—	29,079	1,921
Total	484,413,235	70,012,190	48,511,580	7,774,742	20,188,051
Net Realized and Unrealized Gain (Loss) on Investments	599,656,114	95,513,837	284,744,913	(443,469)	22,243,103
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$616,215,502	$96,832,921	$284,835,406	$(165,324)	$23,782,328

* Net of fees and foreign witholding tax of	$—	$—	$4,202	$88,898	$237,920

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF OPERATIONS
For the Year Ended April 30, 2021

	Pacer Trendpilot® US Bond ETF	Pacer Trendpilot® Fund of Funds ETF	Pacer Global Cash Cows Dividend ETF	Pacer US Cash Cows 100 ETF	Pacer US Small Cap Cash Cows 100 ETF
INVESTMENT INCOME
Income:
Dividends from Unaffiliated Investments*	$—	$—	$6,317,408	$6,439,256	$656,796
Dividends from Affiliated Investments	—	341,862	—	—	—
Interest	17,542,635	6	191	169	19
Securities Lending Income	3,022	—	49,339	122,913	14,025
Total Investment Income	17,545,657	341,868	6,366,938	6,562,338	670,840

Expenses:
Management fees	2,270,355	52,792	776,785	1,181,592	432,434
Total Expenses	2,270,355	52,792	776,785	1,181,592	432,434
Net Investment Income (Loss)	15,275,302	289,076	5,590,153	5,380,746	238,406

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Net Realized Gain (Loss) on Investments in Unaffiliated Securities	(139,815)	—	(13,178,973)	(22,395,122)	(2,961,871)
Net Realized Gain (Loss) on Investments in Affiliated Securities	—	(748,066)	—	—	—
Net Realized Gain (Loss) on In-Kind Redemptions	1,410,114	1,455,904	(1,133,102)	68,881,289	15,365,784
Net Realized Gain (Loss) on Foreign Currency	—	—	(70,190)	—	—
Total	1,270,299	707,838	(14,382,265)	46,486,167	12,403,913
Net Change in Unrealized Appreciation (Depreciation) of:
Change in Unrealized Appreciation (Depreciation) on Investments in Unaffiliated Securities	13,752,423	—	44,016,870	78,216,603	32,162,390
Change in Unrealized Appreciation (Depreciation) on Investments in Affiliated Securities	—	6,982,894	—	—	—
Change in Unrealized Appreciation (Depreciation) on Foreign Currency	—	—	9,552	—	—
Total	13,752,423	6,982,894	44,026,422	78,216,603	32,162,390
Net Realized and Unrealized Gain (Loss) on Investments	15,022,722	7,690,732	29,644,157	124,702,770	44,566,303
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$30,298,024	$7,979,808	$35,234,310	$130,083,516	$44,804,709

* Net of fees and foreign witholding tax of	$—	$—	$350,546	$—	$—

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF OPERATIONS
For the Year Ended April 30, 2021

	Pacer Developed Markets International Cash Cows 100 ETF	Pacer US Cash Cows Growth ETF	Pacer Emerging Markets Cash Cows 100 ETF	Pacer Cash Cows Fund of Funds ETF	Pacer WealthShield ETF
INVESTMENT INCOME
Income:
Dividends from Unaffiliated Investments*	$467,552	$22,328	$79,836	$—	$420,303
Dividends from Affiliated Investments	—	—	—	41,520	—
Interest	13	1	3	—	125,466
Securities Lending Income	3,873	23	158	—	38,829
Total Investment Income	471,438	22,352	79,997	41,520	584,598

Expenses:
Management fees	96,706	13,000	14,678	2,776	310,038
Total Expenses	96,706	13,000	14,678	2,776	310,038
Net Investment Income (Loss)	374,732	9,352	65,319	38,744	274,560

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Net Realized Gain (Loss) on Investments in Unaffiliated Securities	(191,986)	(179,226)	(59,619)	—	3,851,451
Net Realized Gain (Loss) on Investments in Affiliated Securities	—	—	—	9,428	—
Net Realized Gain (Loss) on In-Kind Redemptions	(2,804,440)	734,856	255,366	377,470	9,724,614
Net Realized Gain (Loss) on Foreign Currency	4,309	—	(5,100)	—	—
Total	(2,992,117)	555,630	190,647	386,898	13,576,065
Net Change in Unrealized Appreciation (Depreciation) of:
Change in Unrealized Appreciation (Depreciation) on Investments in Unaffiliated Securities	8,870,324	312,180	475,126	—	1,577,908
Change in Unrealized Appreciation (Depreciation) on Investments in Affiliated Securities	—	—	—	368,195	—
Change in Unrealized Appreciation (Depreciation) on Foreign Currency	3,521	—	1,046	—	—
Total	8,873,845	312,180	476,172	368,195	1,577,908
Net Realized and Unrealized Gain (Loss) on Investments	5,881,728	867,810	666,819	755,093	15,153,973
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,256,460	$877,162	$732,138	$793,837	$15,428,533

* Net of fees and foreign witholding tax of	$51,739	$—	$9,976	$—	$—

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF OPERATIONS
For the Year Ended April 30, 2021

	Pacer Military Times Best Employers ETF	Pacer Benchmark Industrial Real Estate SCTRSM ETF	Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF	Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF	Pacer CSOP FTSE China A50 ETF
INVESTMENT INCOME
Income:
Dividends*	$35,116	$2,668,348	$14,870,004	$898,865	$233,286
Interest	1	107	475	40	40
Securities Lending Income	10	7,953	125,561	319	—
Total Investment Income	35,127	2,676,408	14,996,040	899,224	233,326

Expenses:
Management fees	10,088	683,492	5,552,732	361,722	67,259
Total Expenses	10,088	683,492	5,552,732	361,722	67,259
Net Investment Income (Loss)	25,039	1,992,916	9,443,308	537,502	166,067

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Net Realized Gain (Loss) on Investments	(82,437)	(731,422)	(22,497,822)	999,390	469,390
Net Realized Gain (Loss) on In-Kind Redemptions	114,484	8,228,899	67,845,500	21,539,466	—
Net Realized Gain (Loss) on Foreign Currency	—	—	(921,028)	—	8,496
Total	32,047	7,497,477	44,426,650	22,538,856	477,886
Net Change in Unrealized Appreciation (Depreciation) of:
Change in Unrealized Appreciation (Depreciation) on Investments	502,105	33,190,969	81,234,716	(253)	2,611,773
Change in Unrealized Appreciation (Depreciation) on Foreign Currency	—	—	(8)	—	(58)
Total	502,105	33,190,969	81,234,708	(253)	2,611,715
Net Realized and Unrealized Gain (Loss) on Investments	534,152	40,688,446	125,661,358	22,538,603	3,089,601
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$559,191	$42,681,362	$135,104,666	$23,076,105	$3,255,668

* Net of fees and foreign witholding tax of	$—	$—	$32,512	$405	$25,990

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF OPERATIONS
For the Period Ended April 30, 2021

	Pacer BioThreat Strategy ETF (a)	Pacer Lunt Large Cap Alternator ETF (a)	Pacer Lunt Midcap Multi-Factor Alternator ETF (a)	Pacer Lunt Large Cap Multi-Factor Alternator ETF (a)	Pacer US Export Leaders ETF
INVESTMENT INCOME
Income:
Dividends*	$60,380	$979,962	$137,245	$279,290	$16,880
Interest	1	16	3	20	1
Securities Lending Income	64	555	207	197	16
Total Investment Income	60,445	980,533	137,455	279,507	16,897

Expenses:
Management fees	31,349	268,065	94,914	93,497	9,885
Total Expenses	31,349	268,065	94,914	93,497	9,885
Net Investment Income (Loss)	29,096	712,468	42,541	186,010	7,012

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Net Realized Gain (Loss) on Investments	(35,170)	(1,953,453)	(1,234,738)	(455,817)	(23,908)
Net Realized Gain (Loss) on In-Kind Redemptions	587,512	9,945,388	6,580,704	7,126,819	331,313
Total	552,342	7,991,935	5,345,966	6,671,002	307,405
Net Change in Unrealized Appreciation (Depreciation) of:
Change in Unrealized Appreciation (Depreciation) on Investments	360,160	19,790,385	3,124,756	1,283,470	435,081
Total	360,160	19,790,385	3,124,756	1,283,470	435,081
Net Realized and Unrealized Gain (Loss) on Investments	912,502	27,782,320	8,470,722	7,954,472	742,486
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$941,598	$28,494,788	$8,513,263	$8,140,482	$749,498

(a)	Fund commenced operations on June 24, 2020. The information presented is from June 24, 2020 to April 30, 2021.

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Trendpilot ® US Large Cap ETF		Pacer Trendpilot ® US Mid Cap ETF
	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
OPERATIONS
Net Investment Income (Loss)	$16,559,388	$33,672,399	$1,319,084	$6,105,748
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	115,242,879	(292,924,566)	25,501,647	(39,781,273)
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	484,413,235	(112,490,262)	70,012,190	(13,366,245)
Net Increase (Decrease) in Net Assets Resulting from Operations	616,215,502	(371,742,429)	96,832,921	(47,041,770)

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(20,840,884)	(33,554,677)	(2,277,219)	(8,738,254)
Total Distributions to Shareholders	(20,840,884)	(33,554,677)	(2,277,219)	(8,738,254)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	65,551,735	1,910,014,995	29,031,925	166,856,260
Payments for Shares Redeemed	(1,169,993,320)	(1,264,868,215)	(211,163,865)	(332,331,150)
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	(1,104,441,585)	645,146,780	(182,131,940)	(165,474,890)
Net Increase (Decrease) in Net Assets	$(509,066,967)	$239,849,674	$(87,576,238)	$(221,254,914)

NET ASSETS
Beginning of Period	$2,403,839,294	$2,163,989,620	$540,050,520	$761,305,434
End of Period	$1,894,772,327	$2,403,839,294	$452,474,282	$540,050,520

(a)	Summary of capital share transactions is as follows:

	Shares	Shares	Shares	Shares
Subscriptions	2,200,000	65,400,000	950,000	6,000,000
Redemptions	(39,400,000)	(47,150,000)	(7,300,000)	(11,550,000)
Net Increase (Decrease)	(37,200,000)	18,250,000	(6,350,000)	(5,550,000)

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Trendpilot ® 100 ETF		Pacer Trendpilot ® European Index ETF
	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
OPERATIONS
Net Investment Income (Loss)	$90,493	$2,474,219	$278,145	$2,567,627
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	236,233,333	(32,800,388)	(8,218,211)	(4,699,814)
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	48,511,580	52,334,741	7,774,742	(9,778,661)
Net Increase (Decrease) in Net Assets Resulting from Operations	284,835,406	22,008,572	(165,324)	(11,910,848)

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(1,304,636)	(3,044,420)	—	(4,195,663)
Total Distributions to Shareholders	(1,304,636)	(3,044,420)	—	(4,195,663)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	392,693,120	313,516,410	—	42,658,960
Payments for Shares Redeemed	(632,357,880)	(95,395,915)	(36,581,355)	(118,444,135)
Transaction Fees (See Note 1)	16	—	—	—
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	(239,664,744)	218,120,495	(36,581,355)	(75,785,175)
Net Increase (Decrease) in Net Assets	$43,866,026	$237,084,647	$(36,746,679)	$(91,891,686)

NET ASSETS
Beginning of Period	$739,257,784	$502,173,137	$91,487,673	$183,379,359
End of Period	$783,123,810	$739,257,784	$54,740,994	$91,487,673

(a)	Summary of capital share transactions is as follows:

	Shares	Shares	Shares	Shares
Subscriptions	7,850,000	8,300,000	—	1,700,000
Redemptions	(12,850,000)	(2,750,000)	(1,600,000)	(4,700,000)
Net Increase (Decrease)	(5,000,000)	5,550,000	(1,600,000)	(3,000,000)

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Trendpilot® International ETF		Pacer Trendpilot® US Bond ETF
	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020(b)	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020(c)
OPERATIONS
Net Investment Income (Loss)	$1,539,225	$1,135,638	$15,275,302	$954,002
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	2,055,052	(9,580,885)	1,270,299	(920,856)
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	20,188,051	32,620	13,752,423	3,099,833
Net Increase (Decrease) in Net Assets Resulting from Operations	23,782,328	(8,412,627)	30,298,024	3,132,979

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(994,630)	(1,060,524)	(11,952,976)	(913,550)
Total Distributions to Shareholders	(994,630)	(1,060,524)	(11,952,976)	(913,550)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	20,782,070	175,364,155	751,806,520	152,226,140
Payments for Shares Redeemed	(63,379,965)	(14,856,015)	(74,527,390)	(10,137,840)
Transaction Fees (See Note 1)	—	3,482	18,911	19,324
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	(42,597,895)	160,511,622	677,298,041	142,107,624
Net Increase (Decrease) in Net Assets	$(19,810,197)	$151,038,471	$695,643,089	$144,327,053

NET ASSETS
Beginning of Period	$151,038,471	$—	$144,327,053	$—
End of Period	$131,228,274	$151,038,471	$839,970,142	$144,327,053

(a)	Summary of capital share transactions is as follows:

	Shares	Shares	Shares	Shares
Subscriptions	850,000	7,050,000	27,900,000	6,000,000
Redemptions	(2,650,000)	(600,000)	(2,900,000)	(400,000)
Net Increase (Decrease)	(1,800,000)	6,450,000	25,000,000	5,600,000

(b)	Fund commenced operations on May 2, 2019. The information presented is from May 2, 2019 to April 30, 2020.

(c)	Fund commenced operations on October 22, 2019. The information presented is from October 22, 2019 to April 30, 2020.

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Trendpilot Fund of Funds ETF		Pacer Global Cash Cows Dividend ETF
	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020(b)	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
OPERATIONS
Net Investment Income (Loss)	$289,076	$125,302	$5,590,153	$8,948,034
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	707,838	(47,411)	(14,382,265)	(2,144,916)
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	6,982,894	(1,082,420)	44,026,422	(43,293,755)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,979,808	(1,004,529)	35,234,310	(36,490,637)

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(245,087)	(137,281)	(5,702,135)	(8,770,455)
Return of Capital	—	—	—	—
Total Distributions to Shareholders	(245,087)	(137,281)	(5,702,135)	(8,770,455)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	21,559,740	28,519,960	3,126,310	82,306,360
Payments for Shares Redeemed	(11,944,265)	—	(32,868,725)	(112,070,715)
Transaction Fees (See Note 1)	—	—	—	232
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	9,615,475	28,519,960	(29,742,415)	(29,764,123)
Net Increase (Decrease) in Net Assets	$17,350,196	$27,378,150	$(210,240)	$(75,025,215)

NET ASSETS
Beginning of Period	$27,378,150	$—	$135,479,646	$210,504,861
End of Period	$44,728,346	$27,378,150	$135,269,406	$135,479,646

(a)	Summary of capital share transactions is as follows:

	Shares	Shares	Shares	Shares
Subscriptions	800,000	1,150,000	100,000	2,650,000
Redemptions	(450,000)	—	(1,250,000)	(3,900,000)
Net Increase (Decrease)	350,000	1,150,000	(1,150,000)	(1,250,000)

(b)	Fund commenced operations on May 3, 2019. The information presented is from May 3, 2019 to April 30, 2020.

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer US Cash Cows 100 ETF		Pacer US Small Cap Cash Cows 100 ETF
	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
OPERATIONS
Net Investment Income (Loss)	$5,380,746	$6,384,748	$238,406	$440,904
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	46,486,167	(9,174,531)	12,403,913	(8,077,625)
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	78,216,603	(25,628,588)	32,162,390	(4,564,010)
Net Increase (Decrease) in Net Assets Resulting from Operations	130,083,516	(28,418,371)	44,804,709	(12,200,731)

DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income	(5,246,948)	(6,190,930)	(268,296)	(419,742)
Return of Capital	—	—	(74,624)	—
Total Distributions to Shareholders	(5,246,948)	(6,190,930)	(342,920)	(419,742)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	336,649,250	105,467,960	267,545,490	20,281,980
Payments for Shares Redeemed	(219,400,055)	(146,849,935)	(54,701,560)	(43,601,320)
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	117,249,195	(41,381,975)	212,843,930	(23,319,340)
Net Increase (Decrease) in Net Assets	$242,085,763	$(75,991,276)	$257,305,719	$(35,939,813)

NET ASSETS
Beginning of Period	$190,026,841	$266,018,117	$14,533,944	$50,473,757
End of Period	$432,112,604	$190,026,841	$271,839,663	$14,533,944

(a)	Summary of capital share transactions is as follows:

	Shares	Shares	Shares	Shares
Subscriptions	9,400,000	3,700,000	7,400,000	800,000
Redemptions	(6,650,000)	(5,100,000)	(1,600,000)	(2,050,000)
Net Increase (Decrease)	2,750,000	(1,400,000)	5,800,000	(1,250,000)

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Developed Markets International Cash Cows 100 ETF		Pacer US Cash Cows Growth ETF
	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020(b)
OPERATIONS
Net Investment Income (Loss)	$374,732	$934,227	$9,352	$24,483
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(2,992,117)	(1,137,710)	555,630	35,274
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	8,873,845	(6,002,034)	312,180	(68,631)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,256,460	(6,205,517)	877,162	(8,874)

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(374,692)	(1,009,491)	(11,770)	(24,159)
Total Distributions to Shareholders	(374,692)	(1,009,491)	(11,770)	(24,159)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	3,174,460	12,100,810	7,659,260	6,249,605
Payments for Shares Redeemed	(9,279,055)	(17,740,240)	(6,047,890)	(5,072,240)
Transaction Fees (See Note 1)	116	1,376	—	—
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	(6,104,479)	(5,638,054)	1,611,370	1,177,365
Net Increase (Decrease) in Net Assets	$(222,711)	$(12,853,062)	$2,476,762	$1,144,332

NET ASSETS
Beginning of Period	$20,991,314	$33,844,376	$1,144,332	$—
End of Period	$20,768,603	$20,991,314	$3,621,094	$1,144,332

(a)	Summary of capital share transactions is as follows:

	Shares	Shares	Shares	Shares
Subscriptions	100,000	450,000	250,000	250,000
Redemptions	(450,000)	(700,000)	(200,000)	(200,000)
Net Increase (Decrease)	(350,000)	(250,000)	50,000	50,000

(b)	Fund commenced operations on May 2, 2019. The information presented is from May 2, 2019 to April 30, 2020.

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Emerging Markets Cash Cows 100 ETF		Pacer Cash Cows Fund of Funds ETF
	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020(a)	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020(c)
OPERATIONS
Net Investment Income (Loss)	$65,319	$102,683	$38,744	$42,529
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	190,647	143,068	386,898	(8,917)
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	476,172	(229,909)	368,195	(220,697)
Net Increase (Decrease) in Net Assets Resulting from Operations	732,138	15,842	793,837	(187,085)

DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income	(51,325)	(149,137)	(39,016)	(42,529)
Return of Capital	—	—	—	(151)
Total Distributions to Shareholders	(51,325)	(149,137)	(39,016)	(42,680)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	3,443,130	5,831,035	2,595,360	2,531,000
Payments for Shares Redeemed	(1,193,160)	(4,744,030)	(2,719,690)	(1,259,950)
Transaction Fees (See Note 1)	4,696	1,856	—	—
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (b)	2,254,666	1,088,861	(124,330)	1,271,050
Net Increase (Decrease) in Net Assets	$2,935,479	$955,566	$630,491	$1,041,285

NET ASSETS
Beginning of Period	$955,566	$—	$1,041,285	$—
End of Period	$3,891,045	$955,566	$1,671,776	$1,041,285

(a)	Fund commenced operations on May 2, 2019. The information presented is from May 2, 2019 to April 30, 2020.
(b)	Summary of capital share transactions is as follows:

	Shares	Shares	Shares	Shares
Subscriptions	150,000	250,000	100,000	100,000
Redemptions	(50,000)	(200,000)	(100,000)	(50,000)
Net Increase (Decrease)	100,000	50,000	—	50,000

(c)	Fund commenced operations on May 3, 2019. The information presented is from May 3, 2019 to April 30, 2020.

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer WealthShield ETF		Pacer Military Times Best Employers ETF
	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
OPERATIONS
Net Investment Income (Loss)	$274,560	$1,127,632	$25,039	$51,053
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	13,576,065	(5,576,677)	32,047	282,219
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	1,577,908	(1,499,370)	502,105	(395,605)
Net Increase (Decrease) in Net Assets Resulting from Operations	15,428,533	(5,948,415)	559,191	(62,333)

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(310,992)	(1,151,877)	(25,185)	(52,852)
Total Distributions to Shareholders	(310,992)	(1,151,877)	(25,185)	(52,852)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	35,612,290	28,716,405	1,454,095	1,499,390
Payments for Shares Redeemed	(54,014,295)	(80,267,410)	(2,815,070)	(1,483,825)
Transaction Fees (See Note 1)	—	1,088	—	—
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	(18,402,005)	(51,549,917)	(1,360,975)	15,565
Net Increase (Decrease) in Net Assets	$(3,284,464)	$(58,650,209)	$(826,969)	$(99,620)

NET ASSETS
Beginning of Period	$51,427,905	$110,078,114	$2,772,937	$2,872,557
End of Period	$48,143,441	$51,427,905	$1,945,968	$2,772,937

(a)	Summary of capital share transactions is as follows:
	Shares	Shares	Shares	Shares
Subscriptions	1,250,000	1,200,000	50,000	50,000
Redemptions	(1,900,000)	(3,450,000)	(100,000)	(50,000)
Net Increase (Decrease)	(650,000)	(2,250,000)	(50,000)	—

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Benchmark Industrial Real Estate SCTRSM ETF		Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF
	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
OPERATIONS
Net Investment Income (Loss)	$1,992,916	$684,334	$9,443,308	$2,874,627
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	7,497,477	(2,546,332)	44,426,650	(5,462,685)
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	33,190,969	(1,898,576)	81,234,708	34,852,455
Net Increase (Decrease) in Net Assets Resulting from Operations	42,681,362	(3,760,574)	135,104,666	32,264,397

DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income	(2,023,062)	(656,033)	(9,533,565)	(2,911,078)
Long-Term Capital Gain	—	(6,106)	—	—
Return of Capital	(327,809)	—	(4,446,515)	(340,803)
Total Distributions to Shareholders	(2,350,871)	(662,139)	(13,980,080)	(3,251,881)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	144,392,710	50,782,050	766,413,780	513,245,545
Payments for Shares Redeemed	(32,784,815)	(5,567,595)	(319,943,095)	(12,735,020)
Transaction Fees (See Note 1)	43	—	—	—
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	111,607,938	45,214,455	446,470,685	500,510,525
Net Increase (Decrease) in Net Assets	$151,938,429	$40,791,742	$567,595,271	$529,523,041

NET ASSETS
Beginning of Period	$48,147,448	$7,355,706	$552,214,428	$22,691,387
End of Period	$200,085,877	$48,147,448	$1,119,809,699	$552,214,428

(a) Summary of capital share transactions is as follows:

	Shares	Shares	Shares	Shares
Subscriptions	4,050,000	1,550,000	21,550,000	16,200,000
Redemptions	(900,000)	(200,000)	(9,050,000)	(400,000)
Net Increase (Decrease)	3,150,000	1,350,000	12,500,000	15,800,000

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF		Pacer CSOP FTSE China A50 ETF
	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2021	For the Period Ended April 30, 2020(b)	For the Year Ended September 30, 2019
OPERATIONS
Net Investment Income (Loss)	$537,502	$917,220	$166,067	$(55,203)	$223,163
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	22,538,856	(18,336,835)	477,886	3,741,277	(721,343)
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	(253)	(5,007)	2,611,715	(2,901,864)	1,769,184
Net Increase (Decrease) in Net Assets Resulting from Operations	23,076,105	(17,424,622)	3,255,668	784,210	1,271,004

DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income	(557,732)	(898,227)	(152,212)	(961,121)	(183,318)
Return of Capital	—	—	(2,717)	(58,489)	—
Total Distributions to Shareholders	(557,732)	(898,227)	(154,929)	(1,019,610)	(183,318)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	78,034,485	123,166,500	1,246,115	14,683,370	6,544,377
Payments for Shares Redeemed	(94,224,645)	(51,328,850)	(2,974,140)	(18,254,205)	(4,160,844)
Transaction Fees (See Note 1)	—	—	1,575	58,539	—
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	(16,190,160)	71,837,650	(1,726,450)	(3,512,296)	2,383,533
Net Increase (Decrease) in Net Assets	$6,328,213	$53,514,801	$1,374,289	$(3,747,696)	$3,471,219

NET ASSETS
Beginning of Period	$60,554,378	$7,039,577	$8,992,347	$12,740,043	$9,268,824
End of Period	$66,882,591	$60,554,378	$10,366,636	$8,992,347	$12,740,043

(a)	Summary of capital share transactions is as follows:

	Shares	Shares	Shares	Shares(c)	Shares(c)
Subscriptions	2,300,000	4,100,000	50,000	850,000	400,000
Redemptions	(2,900,000)	(1,950,000)	(150,000)	(1,050,000)	(250,000)
Net Increase (Decrease)	(600,000)	2,150,000	(100,000)	(200,000)	150,000

(b)	For the period ended October 1, 2019 to April 30, 2020.
(c)	Shares of Predecessor Fund converted into Fund Shares at the close of business on January 22, 2020.

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer BioThreat Strategy ETF	Pacer Lunt Large Cap Alternator ETF
	For the Period Ended April 30, 2021 (a)	For the Period Ended April 30, 2021 (a)
OPERATIONS
Net Investment Income (Loss)	$29,096	$712,468
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	552,342	7,991,935
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	360,160	19,790,385
Net Increase (Decrease) in Net Assets Resulting from Operations	941,598	28,494,788

DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income	(29,096)	(689,136)
Return of Capital	(352)	—
Total Distributions to Shareholders	(29,448)	(689,136)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	6,545,070	182,475,575
Payments for Shares Redeemed	(2,950,430)	(79,928,235)
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (b)	3,594,640	102,547,340
Net Increase (Decrease) in Net Assets	$4,506,790	$130,352,992

NET ASSETS
Beginning of Period	$—	$—
End of Period	$4,506,790	$130,352,992

(a)	Fund commenced operations on June 24, 2020. The information presented is from June 24, 2020 to April 30, 2021.
(b) Summary of capital share transactions is as follows:

	Shares	Shares
Subscriptions	250,000	6,200,000
Redemptions	(100,000)	(3,000,000)
Net Increase (Decrease)	150,000	3,200,000

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Lunt Midcap Multi Factor Alternator ETF (a)	Pacer Lunt Large Cap Multi Factor Alternator ETF (a)
	For the Period Ended April 30, 2021 (a)	For the Period Ended April 30, 2021 (a)
OPERATIONS
Net Investment Income (Loss)	$42,541	$186,010
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	5,345,966	6,671,002
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	3,124,756	1,283,470
Net Increase (Decrease) in Net Assets Resulting from Operations	8,513,263	8,140,482

DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income	(42,541)	(164,989)
Return of Capital	(15,796)	—
Total Distributions to Shareholders	(58,337)	(164,989)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	71,744,085	85,462,130
Payments for Shares Redeemed	(44,979,605)	(50,184,270)
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (b)	26,764,480	35,277,860
Net Increase (Decrease) in Net Assets	$35,219,406	$43,253,353

NET ASSETS
Beginning of Period	$—	$—
End of Period	$35,219,406	$43,253,353

(a)	Fund commenced operations on June 24, 2020. The information presented is from June 24, 2020 to April 30, 2021.

(b) Summary of capital share transactions is as follows:

	Shares	Shares
Subscriptions	2,400,000	2,650,000
Redemptions	(1,450,000)	(1,500,000)
Net Increase (Decrease)	950,000	1,150,000

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer US Export Leaders ETF
	For the Period Ended April 30, 2021	For the Year Ended April 30, 2020
OPERATIONS
Net Investment Income (Loss)	$7,012	$7,964
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	307,405	56,801
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	435,081	(99,287)
Net Increase (Decrease) in Net Assets Resulting from Operations	749,498	(34,522)

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(7,574)	(7,790)
Total Distributions to Shareholders	(7,574)	(7,790)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	2,874,230	2,760,720
Payments for Shares Redeemed	(2,852,995)	(2,759,395)
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	21,235	1,325
Net Increase (Decrease) in Net Assets	$763,159	$(40,987)

NET ASSETS
Beginning of Period	$1,257,403	$1,298,390
End of Period	$2,020,562	$1,257,403

(a)	Summary of capital share transactions is as follows:
	Shares	Shares
Subscriptions	100,000	100,000
Redemptions	(100,000)	(100,000)
Net Increase (Decrease)	—	—

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Large Cap ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
Net Asset Value, Beginning of Period	$26.99	$30.56	$28.41	$25.48	$21.88

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (a)	0.25	0.39	0.43	0.37	0.34
Net Realized and Unrealized Gain (Loss) on Investments (b)	9.65	(3.59)	2.01	2.84	3.52
Total from Investment Operations	9.90	(3.20)	2.44	3.21	3.86

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.35)	(0.37)	(0.29)	(0.28)	(0.26)
Total Distributions	(0.35)	(0.37)	(0.29)	(0.28)	(0.26)
Net Asset Value, End of Period	$36.54	$26.99	$30.56	$28.41	$25.48
Total Return	36.86%	-10.71%	8.65%	12.56%	17.72%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$1,894,772	$2,403,839	$2,163,990	$921,975	$456,180

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60%	0.60%
Net Investment Income (Loss) to Average Net Assets	0.83%	1.25%	1.43%	1.32%	1.44%
Portfolio Turnover Rate (c)	6%	5%	162%	12%	7%

(a)	Calculated based on average shares outstanding during the period.
(b)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(c)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Mid Cap ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
Net Asset Value, Beginning of Period	$28.35	$30.95	$30.72	$28.00	$23.78

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (a)	0.09	0.28	0.41	0.27	0.27
Net Realized and Unrealized Gain (Loss) on Investments (b)	7.36	(2.45)	0.10	2.66	4.13
Total from Investment Operations	7.45	(2.17)	0.51	2.93	4.40

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.17)	(0.43)	(0.28)	(0.21)	(0.18)
Total Distributions	(0.17)	(0.43)	(0.28)	(0.21)	(0.18)
Net Asset Value, End of Period	$35.63	$28.35	$30.95	$30.72	$28.00
Total Return	26.34%	-7.11%	1.66%	10.42%	18.54%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$452,474	$540,051	$761,305	$497,590	$281,430

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60%	0.60%
Net Investment Income (Loss) to Average Net Assets	0.30%	0.96%	1.30%	0.91%	1.02%
Portfolio Turnover Rate (c)	304%	143%	405%	66%	27%

(a)	Calculated based on average shares outstanding during the period.
(b)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(c)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® 100 ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
Net Asset Value, Beginning of Period	$37.91	$36.00	$31.16	$26.32	$21.44

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (a)	0.01	0.15	0.26	0.11	0.11
Net Realized and Unrealized Gain (Loss) on Investments (b)	16.17	1.94	4.73	4.83	4.84
Total from Investment Operations	16.18	2.09	4.99	4.94	4.95

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.08)	(0.18)	(0.15)	(0.10)	(0.07)
Total Distributions	(0.08)	(0.18)	(0.15)	(0.10)	(0.07)

CAPITAL SHARE TRANSACTIONS
Transaction Fees (see Note 1)	0.00 (c)	—	—	—	—
Net Asset Value, End of Period	$54.01	$37.91	$36.00	$31.16	$26.32
Total Return	42.69%	5.78%	16.04%	18.78%	23.11%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$783,124	$739,258	$502,173	$211,906	$73,696

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.65%	0.65%	0.65%	0.65%	0.65%
Net Investment Income (Loss) to Average Net Assets	0.01%	0.40%	0.76%	0.38%	0.46%
Portfolio Turnover Rate (d)	6%	61%	107%	3%	125%

(a)	Calculated based on average shares outstanding during the period.
(b)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(c)	Represents less than $0.005.
(d)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® European Index ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
Net Asset Value, Beginning of Period	$23.76	$26.77	$29.66	$27.03	$24.97

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (a)	0.10	0.54	0.74	0.51	0.18
Net Realized and Unrealized Gain (Loss) on Investments (b)	0.47	(2.61)	(3.16)	2.31	1.88	(c)
Total from Investment Operations	0.57	(2.07)	(2.42)	2.82	2.06

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	—	(0.94)	(0.47)	(0.19)	—
Total Distributions	—	(0.94)	(0.47)	(0.19)	—
Net Asset Value, End of Period	$24.33	$23.76	$26.77	$29.66	$27.03
Total Return	2.38%	-8.18%	-8.07%	10.43%	8.25	%(d)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$54,741	$91,488	$183,379	$158,703	$31,081

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.65%	0.65%	0.65%	0.65%	0.65%
Net Investment Income (Loss) to Average Net Assets	0.43%	2.04%	2.77%	1.69%	0.77%
Portfolio Turnover Rate (e)	506%	12%	396%	228%	143%

(a)	Calculated based on average shares outstanding during the period.
(b)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(c)	Includes $0.41 gain derived from contribution from a settlement. See Note 8.
(d)	Before the contribution from a settlement, the total return for the year would have been 6.60%. See Note 8.
(e)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot International ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2021	For the Period Ended April 30, 2020(a)
Net Asset Value, Beginning of Period	$23.42	$24.91

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.28	0.32
Net Realized and Unrealized Gain (Loss) on Investments (f)	4.72	(1.55)
Total from Investment Operations	5.00	(1.23)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.20)	(0.26)
Total Distributions	(0.20)	(0.26)
Net Asset Value, End of Period	$28.22	$23.42
Total Return	21.46%	-5.08	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$131,228	$151,038

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.65%	0.65	%(d)
Net Investment Income (Loss) to Average Net Assets	1.15%	1.26	%(d)
Portfolio Turnover Rate (e)	161%	39	%(c)

(a)	Commencement of operations on May 02, 2019.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions.
(f)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot US Bond ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2021	For the Period Ended April 30, 2020(a)
Net Asset Value, Beginning of Period	$25.77	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	1.09	0.33
Net Realized and Unrealized Gain (Loss) on Investments (f)	1.34	0.72
Total from Investment Operations	2.43	1.05

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.75)	(0.28)
Total Distributions	(0.75)	(0.28)

CAPITAL SHARE TRANSACTIONS
Transaction Fees (see Note 1)	0.00 (g)	—
Net Asset Value, End of Period	$27.45	$25.77
Total Return	9.53%	4.24	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$839,970	$144,327

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60	%(d)
Net Investment Income (Loss) to Average Net Assets	4.04%	2.47	%(d)
Portfolio Turnover Rate (e)	55%	131	%(c)

(a)	Commencement of operations on October 22, 2019.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions.
(f)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(g)	Represents less than $0.005.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot Fund of Funds ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2021	For the Period Ended April 30, 2020(a)
Net Asset Value, Beginning of Period	$23.81	$25.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)(c)	0.22	0.26
Net Realized and Unrealized Gain (Loss) on Investments (h)	5.96	(1.59)
Total from Investment Operations	6.18	(1.33)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.17)	(0.25)
Total Distributions	(0.17)	(0.25)
Net Asset Value, End of Period	$29.82	$23.81
Total Return	26.02%	-5.37	%(d)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$44,728	$27,378

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets (f)	0.15%	0.15	%(e)
Net Investment Income (Loss) to Average Net Assets (f)	0.82%	1.03	%(e)
Portfolio Turnover Rate (g)	29%	6	%(d)

(a)	Commencement of operations on May 3, 2019.
(b)	Calculated based on average shares outstanding during the period.
(c)

Recognition of net investment income by the Fund is affected by the timing of the delcaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include the net investment income of the underlying companies in which the Fund invests.

(d)	Not annualized.
(e)	Annualized.
(f)	Does not include expenses of the investment companies in which the Fund invests.
(g)	Excludes the impact of in-kind transactions.
(h)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Global Cash Cows Dividend ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
Net Asset Value, Beginning of Period	$24.63	$31.19	$30.75	$28.60	$27.16

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (a)	1.17	1.32	1.21	1.07	0.88
Net Realized and Unrealized Gain (Loss) on Investments (b)	6.51	(6.60)	0.43	2.01	1.26
Total from Investment Operations	7.68	(5.28)	1.64	3.08	2.14

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(1.21)	(1.28)	(1.20)	(0.93)	(0.70)
Total Distributions	(1.21)	(1.28)	(1.20)	(0.93)	(0.70)
Net Asset Value, End of Period	$31.10	$24.63	$31.19	$30.75	$28.60
Total Return	32.05%	-17.32%	5.56%	10.86%	8.03%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$135,269	$135,480	$210,505	$173,710	$70,059

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60%	0.60%
Net Investment Income (Loss) to Average Net Assets	4.32%	4.52%	4.00%	3.50%	3.19%
Portfolio Turnover Rate (c)	76%	91%	74%	76%	44%

(a)	Calculated based on average shares outstanding during the period.
(b)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(c)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of the financial statements.

Pacer US Cash Cows 100 ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018	For the Period Ended April 30, 2017(a)
Net Asset Value, Beginning of Period	$25.17	$29.72	$28.98	$26.13	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.71	0.77	0.53	0.61	0.13
Net Realized and Unrealized Gain (Loss) on Investments (f)	16.76	(4.55)	0.67	2.84	1.09
Total from Investment Operations	17.47	(3.78)	1.20	3.45	1.22

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.69)	(0.77)	(0.46)	(0.60)	(0.09)
Total Distributions	(0.69)	(0.77)	(0.46)	(0.60)	(0.09)
Net Asset Value, End of Period	$41.95	$25.17	$29.72	$28.98	$26.13
Total Return	70.43%	-12.63%	4.28%	13.35%	4.87	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$432,113	$190,027	$266,018	$28,981	$11,759

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.49%	0.49%	0.49%	0.49%	0.49	%(d)
Net Investment Income (Loss) to Average Net Assets	2.23%	2.73%	1.82%	2.16%	1.37	%(d)
Portfolio Turnover Rate (e)	104%	85%	122%	101%	36	%(c)

(a)	Commencement of operations on December 16, 2016.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions.
(f)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer US Small Cap Cash Cows 100 ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Period Ended April 30, 2018(a)
Net Asset Value, Beginning of Period	$20.76	$25.88	$26.17	$24.78

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.11	0.27	0.32	0.28
Net Realized and Unrealized Gain (Loss) on Investments (f)	21.13	(5.12)	(0.29)	1.38
Total from Investment Operations	21.24	(4.85)	0.03	1.66

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.14)	(0.27)	(0.32)	(0.27)
Distributions from Return of Capital	(0.04)	—	—	—
Total Distributions	(0.18)	(0.27)	(0.32)	(0.27)
Net Asset Value, End of Period	$41.82	$20.76	$25.88	$26.17
Total Return	102.70%	-18.72%	0.20%	6.69	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$271,840	$14,534	$50,474	$5,233

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.59%	0.59%	0.59%	0.59	%(d)
Net Investment Income (Loss) to Average Net Assets	0.33%	1.11%	1.21%	1.25	%(d)
Portfolio Turnover Rate (e)	123%	128%	123%	97	%(c)

(a)	Commencement of operations on June 16, 2017.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions.
(f)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Developed Markets International Cash Cows 100 ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Period Ended April 30, 2018(a)
Net Asset Value, Beginning of Period	$20.99	$27.08	$28.91	$25.09

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.66	0.74	0.85	0.60
Net Realized and Unrealized Gain (Loss) on Investments (f)	10.98	(6.05)	(2.01)	3.53
Total from Investment Operations	11.64	(5.31)	(1.16)	4.13

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.68)	(0.78)	(0.67)	(0.31)
Total Distributions	(0.68)	(0.78)	(0.67)	(0.31)

CAPITAL SHARE TRANSACTIONS
Transaction Fees (see Note 1)	0.00 (g)	—	—	—
Net Asset Value, End of Period	$31.95	$20.99	$27.08	$28.91
Total Return	56.41%	-20.04%	-3.92%	16.48	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$20,769	$20,991	$33,844	$20,235

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.65%	0.65%	0.65%	0.65	%(d)
Net Investment Income (Loss) to Average Net Assets	2.52%	2.96%	3.18%	2.42	%(d)
Portfolio Turnover Rate (e)	83%	149%	80%	25	%(c)

(a)	Commencement of operations on June 16, 2017.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions.
(f)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(g)	Represents less than $0.005.

The accompanying notes are an integral part of the financial statements.

Pacer US Cash Cows Growth ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2021	For the Period Ended April 30, 2020(a)
Net Asset Value, Beginning of Period	$22.89	$24.78

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.14	0.28
Net Realized and Unrealized Gain (Loss) on Investments (f)	13.37	(1.90)
Total from Investment Operations	13.51	(1.62)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.19)	(0.27)
Total Distributions	(0.19)	(0.27)
Net Asset Value, End of Period	$36.21	$22.89
Total Return	59.29%	-6.52	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$3,621	$1,144

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60	%(d)
Net Investment Income (Loss) to Average Net Assets	0.43%	1.16	%(d)
Portfolio Turnover Rate (e)	170%	166	%(c)

(a)	Commencement of operations on May 2, 2019.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions.
(f)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Emerging Markets Cash Cows 100 ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2021	For the Period Ended April 30, 2020(a)
Net Asset Value, Beginning of Period	$19.11	$24.95

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.72	1.05
Net Realized and Unrealized Gain (Loss) on Investments (f)	6.91	(4.81)
Total from Investment Operations	7.63	(3.76)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.85)	(2.08)
Total Distributions	(0.85)	(2.08)

CAPITAL SHARE TRANSACTIONS
Transaction Fees (see Note 1)	0.05	0.00
Net Asset Value, End of Period	$25.94	$19.11
Total Return	41.19%	-16.76	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$3,891	$956

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.70%	0.70	%(d)
Net Investment Income (Loss) to Average Net Assets	3.12%	4.43	%(d)
Portfolio Turnover Rate (e)	109%	144	%(c)

(a)	Commencement of operations on May 2, 2019.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions.
(f)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Cash Cows Fund of Funds ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2021	For the Period Ended April 30, 2020(a)
Net Asset Value, Beginning of Period	$20.83	$25.31

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)(c)	0.55	0.53
Net Realized and Unrealized Gain (Loss) on Investments (h)	12.56	(4.46)
Total from Investment Operations	13.11	(3.93)

LESS DISTRIBUTIONS:
Distributions from:
Net Investment Income	(0.50)	(0.55)
Return of Capital	—	(0.00	)(i)
Total Distributions	(0.50)	(0.55)
Net Asset Value, End of Period	$33.44	$20.83
Total Return	63.73%	-15.71	%(d)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$1,672	$1,041

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets (f)	0.15%	0.15	%(e)
Net Investment Income (Loss) to Average Net Assets (f)	2.09%	2.27	%(e)
Portfolio Turnover Rate (g)	9%	2	%(d)

(a)	Commencement of operations on May 3, 2019.
(b)	Calculated based on average shares outstanding during the period.
(c)

Recognition of net investment income by the Fund is affected by the timing of the delcaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include the net investment income of the underlying companies in which the Fund invests.

(d)	Not annualized.
(e)	Annualized.
(f)	Does not include expenses of the investment companies in which the Fund invests.
(g)	Excludes the impact of in-kind transactions.
(h)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(i)	Less than $0.005

The accompanying notes are an integral part of the financial statements.

Pacer WealthShield ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Period Ended April 30, 2018(a)
Net Asset Value, Beginning of Period	$23.92	$25.02	$25.02	$25.02

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.14	0.33	0.38	0.10
Net Realized and Unrealized Gain (Loss) on Investments (f)	8.20	(1.10)	(0.01)	(0.05)
Total from Investment Operations	8.34	(0.77)	0.37	0.05

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.16)	(0.33)	(0.37)	(0.05)
Total Distributions	(0.16)	(0.33)	(0.37)	(0.05)

CAPITAL SHARE TRANSACTIONS
Transaction Fees (see Note 1)	—	—	—	—
Net Asset Value, End of Period	$32.10	$23.92	$25.02	$25.02
Total Return	35.00%	-3.04%	1.43%	0.23	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$48,143	$51,428	$110,078	$62,539

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60	%(d)
Net Investment Income (Loss) to Average Net Assets	0.53%	1.38%	1.52%	1.04	%(d)
Portfolio Turnover Rate (e)	227%	676%	542%	131	%(c)

(a)	Commencement of operations on December 11, 2017.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions.
(f)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Military Times Best Employers ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Period Ended April 30, 2018(a)
Net Asset Value, Beginning of Period	$27.73	$28.73	$25.33	$24.89

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.47	0.51	0.44	—	(c)
Net Realized and Unrealized Gain (Loss) on Investments (g)	11.22	(0.98)	3.43	0.44
Total from Investment Operations	11.69	(0.47)	3.87	0.44

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.50)	(0.53)	(0.47)	—
Total Distributions	(0.50)	(0.53)	(0.47)	—
Net Asset Value, End of Period	$38.92	$27.73	$28.73	$25.33
Total Return	42.60%	-1.59%	15.46%	1.79	%(d)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$1,946	$2,773	$2,873	$2,533

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60	%(e)
Net Investment Income (Loss) to Average Net Assets	1.49%	1.72%	1.66%	0.25	%(e)
Portfolio Turnover Rate (f)	55%	19%	9%	0	%(d)

(a)	Commencement of operations on April 09, 2018.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.005
(d)	Not annualized.
(e)	Annualized.
(f)	Excludes the impact of in-kind transactions.
(g)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Benchmark Industrial Real Estate SCTRSM ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Period Ended April 30, 2019(a)
Net Asset Value, Beginning of Period	$30.09	$29.42	$24.83

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.63	0.77	0.65
Net Realized and Unrealized Gain (Loss) on Investments (f)	12.08	0.52	4.61
Total from Investment Operations	12.71	1.29	5.26

LESS DISTRIBUTIONS:
Distributions from:
Net Investment Income	(0.58)	(0.61)	(0.67)
Return of Capital	(0.10)	—	—
Long-Term Capital Gain	—	(0.01)	—
Total Distributions	(0.68)	(0.62)	(0.67)

CAPITAL SHARE TRANSACTIONS
Transaction Fees (see Note 6)	0.00 (g)	—	—
Net Asset Value, End of Period	$42.12	$30.09	$29.42
Total Return	42.70%	4.38%	21.62	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$200,086	$48,147	$7,356

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	0.60	%(d)
Net Investment Income (Loss) to Average Net Assets	1.75%	2.40%	2.60	%(d)
Portfolio Turnover Rate (e)	13%	29%	36	%(c)

(a)	Commencement of operations on May 14, 2018.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions.
(f)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(g)	Less than $0.005.

The accompanying notes are an integral part of the financial statements.

Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Period Ended April 30, 2019(a)
Net Asset Value, Beginning of Period	$33.27	$28.36	$24.67

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.36	0.54	0.39
Net Realized and Unrealized Gain (Loss) on Investments (f)	5.39	4.92	3.93
Total from Investment Operations	5.75	5.46	4.32

LESS DISTRIBUTIONS:
Distributions from:
Net Investment Income	(0.37)	(0.49)	(0.44)
Long-Term Capital Gain	0.00	0.00	0.01
Return of Capital	(0.17)	(0.06)	(0.18)
Total Distributions	(0.54)	(0.55)	(0.63)
Net Asset Value, End of Period	$38.48	$33.27	$28.36
Total Return	17.46%	19.50%	17.89	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$1,119,810	$552,214	$22,691

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	0.60	%(d)
Net Investment Income (Loss) to Average Net Assets	1.02%	1.70%	1.55	%(d)
Portfolio Turnover Rate (e)	30%	28%	27	%(c)

(a)	Commencement of operations on May 15, 2018.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions.
(f)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Period Ended April 30, 2019(a)
Net Asset Value, Beginning of Period	$25.23	$28.16	$25.01

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.26	0.50	0.25
Net Realized and Unrealized Gain (Loss) on Investments (g)	11.95	(3.00)	3.11
Total from Investment Operations	12.21	(2.50)	3.36

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.28)	(0.43)	(0.21)
Total Distributions	(0.28)	(0.43)	(0.21)
Net Asset Value, End of Period	$37.16	$25.23	$28.16
Total Return (f)	48.66%	-8.80%	13.67	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$66,883	$60,554	$7,040

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	0.60	%(d)
Net Investment Income (Loss) to Average Net Assets	0.89%	1.75%	1.23	%(d)
Portfolio Turnover Rate (e)	217%	225%	262	%(c)

(a)	Commencement of operations on July 23, 2018.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions.
(f)	Total Return was calculated using the traded NAV due to the rebalancing of the portfolio at April 30, 2021, April 30, 2020 and April 30, 2019.
(g)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer CSOP FTSE China A50 ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2021	For the Period Ended April 30, 2020 (a)		For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Net Asset Value, Beginning of Period	$16.18	$16.85		$15.30	$16.74	$13.34	$15.09

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.36	(0.07)		0.31	0.31	0.23	0.13
Net Realized and Unrealized Gain (Loss) on Investments (f)	6.54	0.15		1.48	(0.59)	3.32	0.50
Total from Investment Operations	6.90	0.08		1.79	(0.28)	3.55	0.63

LESS DISTRIBUTIONS:
Distributions from:
Net Investment Income	(0.33)	(0.71)		(0.24)	(1.16)	(0.15)	(2.38)
Return of Capital	(0.01)	(0.04)		—	—	—	—
Total Distributions	(0.34)	(0.75)		(0.24)	(1.16)	(0.15)	(2.38)

CAPITAL SHARE TRANSACTIONS
Transaction Fees (see Note 1)	0.00 (g)	—		—	—	—	—
Net Asset Value, End of Period	$22.74	$16.18		$16.85	$15.30	$16.74	$13.34
Total Return	42.73%	0.14	%(c)	12.05%	-2.34%	26.94%	3.07%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$10,367	$8,992		$12,740	$9,269	$6,793	$6,082

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.70%	0.70	%(c)	0.70%	0.70%	0.70%	0.70%
Net Investment Income (Loss) to Average Net Assets	1.73%	-0.66	%(c)	1.97%	1.84%	1.57%	0.95%
Portfolio Turnover Rate (e)	32%	193	%(d)	45%	20%	34%	410%

(a)	For the period October 1, 2019 to April 30, 2020.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions.
(f)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(g)	Represents less than $0.005.

The accompanying notes are an integral part of the financial statements.

Pacer BioThreat Strategy ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	For the Period Ended April 30, 2021 (a)
Net Asset Value, Beginning of Period	$24.51

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.16
Net Realized and Unrealized Gain (Loss) on Investments (f)	5.53
Total from Investment Operations	5.69

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.15)
Distributions from Return of Capital	—	(g)
Total Distributions	(0.15)
Net Asset Value, End of Period	$30.05
Total Return	23.23	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$4,507

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.70	%(d)
Net Investment Income (Loss) to Average Net Assets	0.65	%(d)
Portfolio Turnover Rate (e)	5	%(c)

(a)	Commencement of operations on June 24, 2020.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions.
(f)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(g)	Represents less than $0.005.

The accompanying notes are an integral part of the financial statements.

Pacer Lunt Large Cap Alternator ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	For the Period Ended April 30, 2021 (a)
Net Asset Value, Beginning of Period	$23.58

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.41
Net Realized and Unrealized Gain (Loss) on Investments (f)	17.16
Total from Investment Operations	17.57

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.41)
Total Distributions	(0.41)
Net Asset Value, End of Period	$40.74
Total Return	74.99	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$130,353

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60	%(d)
Net Investment Income (Loss) to Average Net Assets	1.59	%(d)
Portfolio Turnover Rate (e)	193	%(c)

(a)	Commencement of operations on June 24, 2020.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions.
(f)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Lunt Midcap Multi-Factor Alternator ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	For the Period Ended April 30, 2021 (a)
Net Asset Value, Beginning of Period	$23.84

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.07
Net Realized and Unrealized Gain (Loss) on Investments (f)	13.26
Total from Investment Operations	13.33

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.07)
Distributions from Return of Capital	(0.03)
Total Distributions	(0.10)
Net Asset Value, End of Period	$37.07
Total Return	56.04	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$35,219

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60	%(d)
Net Investment Income (Loss) to Average Net Assets	0.27	%(d)
Portfolio Turnover Rate (e)	322	%(c)

(a)	Commencement of operations on June 24, 2020.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions.
(f)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Lunt Large Cap Multi-Factor Alternator ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	For the Period Ended April 30, 2021 (a)
Net Asset Value, Beginning of Period	$24.42

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.32
Net Realized and Unrealized Gain (Loss) on Investments (f)	13.14
Total from Investment Operations	13.46

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.27)
Total Distributions	(0.27)
Net Asset Value, End of Period	$37.61
Total Return	55.41	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$43,253

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60	%(d)
Net Investment Income (Loss) to Average Net Assets	1.19	%(d)
Portfolio Turnover Rate (e)	304	%(c)

(a)	Commencement of operations on June 24, 2020.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions.
(f)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer US Export Leaders ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Period Ended April 30, 2019(a)
Net Asset Value, Beginning of Period	$25.15	$25.97	$24.98

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.14	0.16	0.09
Net Realized and Unrealized Gain (Loss) on Investments (f)	15.27	(0.82)	0.98
Total from Investment Operations	15.41	(0.66)	1.07

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.15)	(0.16)	(0.08)
Total Distributions	(0.15)	(0.16)	(0.08)
Net Asset Value, End of Period	$40.41	$25.15	$25.97
Total Return	61.47%	-2.53%	4.33	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$2,021	$1,257	$1,298

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	0.60	%(d)
Net Investment Income (Loss) to Average Net Assets	0.43%	0.61%	0.50	%(d)
Portfolio Turnover Rate (e)	111%	79%	55	%(c)

(a)	Commencement of operations on July 23, 2018.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes the impact of in-kind transactions.
(f)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2021

NOTE 1 – ORGANIZATION

Pacer Funds Trust (the “Trust”), a Delaware statutory trust organized on August 12, 2014. USAI, SLT, LSLT, PSCX, PSMD, PSFD, PSFF, PSCW, PSMR, and PSFM’s fiscal year end is October 31st and as such are not included in these financial statements. The Trust is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Trust currently consists of multiple operational series, of which are covered in this report, individually the (“Fund”) or collectively the (“Funds”).

Shares of the Funds are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe”), Nasdaq Stock Market LLC (“Nasdaq”), or the NYSE Arca, Inc. (“NYSE”). Market prices for the shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares on a continuous basis at NAV only in large blocks of shares, called “Creation Units,” which generally consist of 50,000 shares except PTBD which generally consist of 100,000 shares. Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Except when aggregated in Creation Units, Shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased directly from or redeemed directly to a Fund by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with Pacer Financial, Inc. (the “Distributor”). Prior to January 23, 2020, ALPS Distributors, Inc. acted as the principal underwriter for AFTY. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from a Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Funds each currently offer one class of Shares, which have no front end sales loads, no deferred sales charges, and no redemption fees. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units. Below are the charges for the standard fixed creation fee, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order, or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction for the Funds, except AFTY which may charge up to a maximum of 8% as a percentage of the value of the Creation Units subject to the transaction. Variable fees received by each Fund are displayed in the Capital Share Transaction section of the Statement of Changes in Net Assets. Each Fund may issue an unlimited number of shares of beneficial interest, with no par value. Shares of each Fund have equal rights and privileges with respect to such Fund.

Fund Name	Ticker	Commencement of Operations	Exchange	Transaction Fees
Pacer Trendpilot® US Large Cap ETF	PTLC	June 11, 2015	Cboe	$500	*
Pacer Trendpilot® US Mid Cap ETF	PTMC	June 11, 2015	Cboe	500	*
Pacer Trendpilot® 100 ETF	PTNQ	June 11, 2015	Cboe	250	*
Pacer Trendpilot® European Index ETF	PTEU	December 14, 2015	Cboe	2,000	*
Pacer Trendpilot® International ETF	PTIN	May 2, 2019	NYSE	8,000	*
Pacer Trendpilot® US Bond ETF	PTBD	October 22, 2019	NYSE	500	*
Pacer Trendpilot® Fund of Funds ETF	TRND	May 3, 2019	NYSE	250
Pacer Global Cash Cows Dividend ETF	GCOW	February 22, 2016	Cboe	1,500
Pacer US Cash Cows 100 ETF	COWZ	December 16, 2016	Cboe	250
Pacer US Small Cap Cash Cows 100 ETF	CALF	June 16, 2017	Cboe	250
Pacer Developed Markets International Cash Cows 100 ETF	ICOW	June 16, 2017	Cboe	1,500
Pacer US Cash Cows Growth ETF	BUL	May 2, 2019	NYSE	250
Pacer Emerging Markets Cash Cows 100 ETF	ECOW	May 2, 2019	Nasdaq	1,750
Pacer Cash Cows Fund of Funds ETF	HERD	May 3, 2019	Nasdaq	250
Pacer WealthShield ETF	PWS	December 11, 2017	Cboe	500
Pacer Military Times Best Employers ETF	VETS	April 9, 2018	Nasdaq	250
Pacer Benchmark Industrial Real Estate SCTRSM ETF	INDS	May 14, 2018	NYSE	250
Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF	SRVR	May 15, 2018	NYSE	250
Pacer CFRA-Stovall Equal Weight Seasonal Rotation Index ETF	SZNE	July 23, 2018	NYSE	500
Pacer CSOP FTSE China A50 ETF	AFTY	March 10, 2015	NYSE	250
Pacer BioThreat Strategy ETF	VIRS	June 24, 2020	Cboe	250
Pacer Lunt Large Cap Alternator ETF	ALTL	June 24, 2020	NYSE	250

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2021 (Continued)

Fund Name	Ticker	Commencement of Operations	Exchange	Transaction Fees
Pacer Lunt Midcap Multi-Factor Alternator ETF	PAMC	June 24, 2020	NYSE	$250
Pacer Lunt Large Cap Multi-Factor Alternator ETF	PALC	June 24, 2020	NYSE	250
Pacer US Export Leaders ETF	PEXL	July 23, 2018	NYSE	250

*

For the PTLC, PTMC, PTNQ, PTEU, and PTIN, the standard fixed creation transaction fee is $200 when the Deposit Securities include only U.S. Treasury bills. For PTBD, the standard fixed creation transaction fee is $250 when the Deposit Securities include only U.S. Treasury bills.

The investment objectives of the Funds are to seek to track the total return performance, before fees and expenses, of the following indexes, respectively.

Ticker	Index	Diversification
PTLC	Pacer Trendpilot® US Large Cap Index	Diversified
PTMC	Pacer Trendpilot® US Mid-Cap Index	Diversified
PTNQ	Pacer NASDAQ-100 Trendpilot® Index	Non-Diversified
PTEU	Pacer Trendpilot® European Index	Diversified
PTIN	Pacer Trendpilot® International Index	Non-Diversified
PTBD	Pacer Trendpilot® US Bond Index	Diversified
TRND	Pacer Trendpilot® Fund of Funds Index	Non-Diversified
GCOW	Pacer Global Cash Cows High Dividends 100 Index	Diversified
COWZ	Pacer US Cash Cows 100 Index	Diversified
CALF	Pacer US Small Cap Cash Cows Index	Diversified
ICOW	Pacer Developed Markets International Cash Cows 100 Index	Diversified
BUL	Pacer US Cash Cows Growth Index	Non-Diversified
ECOW	Pacer Emerging Markets Cash Cows 100 Index	Non-Diversified
HERD	Pacer Cash Cows Fund of Funds Index	Non-Diversified
PWS	Pacer WealthShield Index	Non-Diversified
VETS	Military Times Best for VETSSM Index	Non-Diversified
INDS	Benchmark Industrial Real Estate SCTRSM Index	Non-Diversified
SRVR	Benchmark Data & Infrastructure Real Estate SCTRSM Index	Non-Diversified
SZNE	Pacer CFRA-Stovall Equal Weight Seasonal Rotation Index	Non-Diversified
AFTY	FTSE China A50 Net Total Return Index	Diversified
VIRS	LifeSci BioThreat Strategy Index	Non-Diversified
ALTL	Lunt Capital U.S. Large Cap Equity Rotation Index	Non-Diversified
PAMC	Lunt Capital U.S. MidCap Multi-Factor Rotation Index	Non-Diversified
PALC	Lunt Capital U.S. Large Cap Multi-Factor Rotation Index	Non-Diversified
PEXL	US Export Leaders Index	Non-Diversified

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The financial statements have been prepared in conformity with accounting principals generally accepted in the United States of America (“GAAP”). The Funds are investment companies that follow the accounting and reporting guidelines of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, except for securities listed on Nasdaq Global Market (“Nasdaq”). If, on a particular day, there is no such reported sale, then the most recent quoted bid price will be used. For securities traded on Nasdaq, the Nasdaq Official Closing Price (“NOCP”) will be used. If a Fund holds foreign shares of a security for which there is no reported volume, and there is an actively trading local version of the security, the last quoted sale price of the local security shall be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2021 (Continued)

Investments in other open-end investment companies, including money market funds, are valued at the investment company’s net asset value per share, with the exception of exchange-traded open-end investment companies, which are priced as equity securities described above.

Fixed-income securities are normally valued on the basis of quotes obtained from independent pricing services in accordance with procedures adopted by the Board of Trustees. The independent pricing services may employ methodologies that utilize market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Short-term securities that have maturies of less than 60 days, at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the twenty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent source.

Units of Mount Vernon Liquid Assets Portfolio are not traded on an exchange and are valued at the investment company’s NAV per share as provided by its administrator.

Deposit accounts are valued at acquisition cost, which approximates fair value.

Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Procedures approved by the Board of Trustees (the “Board”).

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1	– Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2

– Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3

– Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of April 30, 2021:

PTLC

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$1,844,562,574	$—	$—	$—	$1,844,562,574
Real Estate Investment Trusts	46,865,231	—	—	—	46,865,231
Short-Term Investments	2,927,492	—	—	—	2,927,492
Investments Purchased with Proceeds from Securities Lending	—	—	—	99,363,502	99,363,502
Total Investments in Securities	$1,894,355,297	$—	$—	$99,363,502	$1,993,718,799

^ See Schedule of Investments for industry breakouts.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2021 (Continued)

PTMC

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$231,482,438	$—	$—	$—	$231,482,438
Real Estate Investment Trusts	22,568,580	—	—	—	22,568,580
Short-Term Investments	7,041,782	191,526,548	—	—	198,568,330
Investments Purchased with Proceeds from Securities Lending	—	—	—	137,140,210	137,140,210
Total Investments in Securities	$261,092,800	$191,526,548	$—	$137,140,210	$589,759,558

^ See Schedule of Investments for industry breakouts.

PTNQ

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$420,771,530	$—	$—	$—	$420,771,530
Short-Term Investments	1,926,500	360,781,513	—	—	362,708,013
Investments Purchased with Proceeds from Securities Lending	—	—	—	237,162,126	237,162,126
Total Investments in Securities	$422,698,030	$360,781,513	$—	$237,162,126	$1,020,641,669

^ See Schedule of Investments for industry breakouts.

PTEU

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$52,718,560	$—	$7,265	$—	$52,725,825
Preferred Stocks	1,073,636	—	—	—	1,073,636
Real Estate Investment Trusts	301,363	—	—	—	301,363
Rights	6,869	—	—	—	6,869
Short-Term Investments	211,323	—	—	—	211,323
Investments Purchased with Proceeds from Securities Lending	—	—	—	4,454,411	4,454,411
Total Investments in Securities	$54,311,751	$—	$7,265	$4,454,411	$58,773,427

^ See Schedule of Investments for country breakouts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 4/30/2020	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 4/30/2021
Common Stocks	$ 6,622	$ —	$ 643	$ —	$ —	$ —	$ —	$ 7,265

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 4/30/2021	Valuation Techniques	Unobservable Input	Impact to valuation from an increase to input
Common Stocks	$7,265	Last Trade Price	Stale Data	4.80 EUR

The following is a reconciliation of investments in which significant unobservable inputs (Level3) were used in determining fair value:

* Table presents information for one security, which has been valued between 4.80-5.26 EUR throughout the period.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2021 (Continued)

For the year ended April 30, 2021, the Fund did not recognize any transfers to or from Level 3.

PTIN

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$120,936,352	$—		$—	$120,936,352
Exchange Traded Funds	7,834,708	—	—	—	7,834,708
Preferred Stocks	560,735	—	—	—	560,735
Real Estate Investment Trusts	833,650	—	—	—	833,650
Short-Term Investments	584,712	—	—	—	584,712
Investments Purchased with Proceeds from Securities Lending	—	—	—	19,530,017	19,530,017
Total Investments in Securities	$130,750,157	$—	$—	$19,530,017	$150,280,174

^ See Schedule of Investments for country breakouts.

PTBD

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Corporate Bonds	$—	$827,740,507	$—	$—	$827,740,507
Short-Term Investments	310,034	—	—	—	310,034
Investments Purchased with Proceeds from Securities Lending	—	—	—	57,825,164	57,825,164
Total Investments in Securities	$310,034	$827,740,507	$—	$57,825,164	$885,875,705

^ See Schedule of Investments for industry breakouts.

TRND

Description	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Affiliated Exchange Traded Funds	$44,707,997	$—	$—	$—	$44,707,997
Short-Term Investments	25,642	—	—	—	25,642
Total Investments in Securities	$44,733,639	$—	$—	$—	$44,733,639

GCOW

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$130,959,306	$—	$—	$—	$130,959,306
Real Estate Investment Trusts	2,994,072	—	—	—	2,994,072
Short-Term Investments	460,399	—	—	—	460,399
Investments Purchased with Proceeds from Securities Lending	—	—	—	24,635,470	24,635,470
Total Investments in Securities	$134,413,777	$—	$—	$24,635,470	$159,049,247

^ See Schedule of Investments for country breakouts.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2021 (Continued)

COWZ

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$430,856,380	$—	$—	$—	$430,856,380
Preferred Stocks	—	—	—	—	—
Real Estate Investment Trusts	—	—	—	—	—
Short-Term Investments	891,160	—	—	—	891,160
Investments Purchased with Proceeds from Securities Lending	—	—	—	52,656,295	52,656,295
Total Investments in Securities	$431,747,540	$—	$—	$52,656,295	$484,403,835

^ See Schedule of Investments for industry breakouts.

CALF

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$268,302,940	$—	$—	$—	$268,302,940
Real Estate Investment Trusts	3,000,552	—	—	—	3,000,552
Short-Term Investments	500,877	—	—	—	500,877
Investments Purchased with Proceeds from Securities Lending	—	—	—	70,860,351	70,860,351
Total Investments in Securities	$271,804,369	$—	$—	$70,860,351	$342,664,720

^ See Schedule of Investments for industry breakouts.

ICOW

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$20,262,138	$—	$—	$—	$20,262,138
Preferred Stocks	259,071	—	—	—	259,071
Real Estate Investment Trusts	62,511	—	—	—	62,511
Short-Term Investments	40,509	—	—	—	40,509
Investments Purchased with Proceeds from Securities Lending	—	—	—	2,360,541	2,360,541
Total Investments in Securities	$20,624,229	$—	$—	$2,360,541	$22,984,770

^ See Schedule of Investments for country breakouts.

BUL

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$3,612,273	$—	$—	$—	$3,612,273
Short-Term Investments	9,995	—	—	—	9,995
Investments Purchased with Proceeds from Securities Lending	—	—	—	271,904	271,904
Total Investments in Securities	$3,622,268	$—	$—	$271,904	$3,894,172

^ See Schedule of Investments for industry breakouts.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2021 (Continued)

ECOW

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$3,368,336	$—	$—	$—	$3,368,336
Preferred Stocks	201,286	—	—	—	201,286
Exchange Traded Funds	267,491	—	—	—	267,491
Investment Companies	25,169	—	—	—	25,169
Short-Term Investments	19,705	—	—	—	19,705
Investments Purchased with Proceeds from Securities Lending	—	—	—	130,319	130,319
Total Investments in Securities	$3,881,987	$—	$—	$130,319	$4,012,306

^ See Schedule of Investments for country breakouts.

HERD

Description	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Affiliated Exchange Traded Funds	$1,671,268	$—	$—	$—	$1,671,268
Short-Term Investments	714	—	—	—	714
Total Investments in Securities	$1,671,982	$—	$—	$—	$1,671,982

PWS

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$48,032,753	$—	$—	$—	$48,032,753
Contingent Value Rights	—	—	2,886	—	2,886
Short-Term Investments	1,368,834	—	—	—	1,368,834
Investments Purchased with Proceeds from Securities Lending	—	—	—	3,194,676	3,194,676
Total Investments in Securities	$49,401,587	$—	$2,886	$3,194,676	$52,599,149

^ See Schedule of Investments for industry breakouts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

PWS(a)	Balance as of 4/30/2020	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Out of Level 3	Transfers Into Level 3	Balance as of 4/30/21
Contingent Value Rights	$ 2,886	$ —	$ —	$ —	$ —	$ —	$ —	$ 2,886

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

PWS	Fair Value as of 4/30/2021	Valuation Techniques	Unobservable Input	Impact to valuation from an increase to input
Contingent Value Rights	$2,886	Acquisition Price	Stale Data	$0.46

*	Table presents information for one security, which has been valued at $0.46 throughout the period.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2021 (Continued)

VETS

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$1,939,292	$—	$—	$—	$1,939,292
Short-Term Investments	5,447	—	—	—	5,447
Investments Purchased with Proceeds from Securities Lending	—	—	—	354,060	354,060
Total Investments in Securities	$1,944,739	$—	$—	$354,060	$2,298,799

^ See Schedule of Investments for industry breakouts.

INDS

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Real Estate Investment Trusts	$199,651,213	$—	$—	$—	$199,651,213
Short-Term Investments	379,884	—	—	—	379,884
Investments Purchased with Proceeds from Securities Lending	—	—	—	7,528,560	7,528,560
Total Investments in Securities	$200,031,097	$—	$—	$7,528,560	$207,559,657

^ See Schedule of Investments for industry breakouts.

SRVR

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$213,514,667	$—	$—	$—	$213,514,667
Real Estate Investment Trusts	903,975,836	—	—	—	903,975,836
Short-Term Investments	2,839,374	—	—	—	2,839,374
Investments Purchased with Proceeds from Securities Lending	—	—	—	113,371,536	113,371,536
Total Investments in Securities	$1,120,329,877	$—	$—	$113,371,536	$1,233,701,413

^ See Schedule of Investments for industry breakouts.

SZNE

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$66,715,983	$—	$—	$—	$66,715,983
Short-Term Investments	61,040	—	—	—	61,040
Investments Purchased with Proceeds from Securities Lending	—	—	—	6,832,459	6,832,459
Total Investments in Securities	$66,777,023	$—	$—	$6,832,459	$73,609,482

^ See Schedule of Investments for industry breakouts.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2021 (Continued)

AFTY

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$10,296,293	$—	$—	$—	$10,296,293
Short-Term Investments	69,683	—	—	—	69,683
Total Investments in Securities	$10,365,976	$—	$—	$—	$10,365,976

^ See Schedule of Investments for industry breakouts.

VIRS

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$4,503,606	$—	$—	$—	$4,503,606
Short-Term Investments	2,683	—	—	—	2,683
Investments Purchased with Proceeds from Securities Lending	—	—	—	930,334	930,334
Total Investments in Securities	$4,506,289	$—	$—	$930,334	$5,436,623

^ See Schedule of Investments for industry breakouts.

ALTL

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$122,243,313	$—	$—	$—	$122,243,313
Real Estate Investment Trusts	7,643,018	—	—	—	7,643,018
Short-Term Investments	144,098	—	—	—	144,098
Investments Purchased with Proceeds from Securities Lending	—	—	—	10,761,773	10,761,773
Total Investments in Securities	$130,030,429	$—	$—	$10,761,773	$140,792,202

^ See Schedule of Investments for industry breakouts.

PAMC

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$34,651,184	$—	$—	$—	$34,651,184
Real Estate Investment Trusts	506,687	—	—	—	506,687
Short-Term Investments	64,286	—	—	—	64,286
Investments Purchased with Proceeds from Securities Lending	—	—	—	5,166,802	5,166,802
Total Investments in Securities	$35,222,157	$—	$—	$5,166,802	$40,388,959

^ See Schedule of Investments for industry breakouts.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2021 (Continued)

PALC

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$41,756,788	$—	$—	$—	$41,756,788
Real Estate Investment Trusts	1,336,943	—	—	—	1,336,943
Short-Term Investments	143,833	—	—	—	143,833
Investments Purchased with Proceeds from Securities Lending	—	—	—	6,859,744	6,859,744
Total Investments in Securities	$43,237,564	$—	$—	$6,859,744	$50,097,308

^ See Schedule of Investments for industry breakouts.

PEXL

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$1,997,871	$—	$—	$—	$1,997,871
Real Estate Investment Trusts	20,902	—	—	—	20,902
Short-Term Investments	1,984	—	—	—	1,984
Investments Purchased with Proceeds from Securities Lending	—	—	—	381,752	381,752
Total Investments in Securities	$2,020,757	$—	$—	$381,752	$2,402,509

^ See Schedule of Investments for industry breakouts.

B.

Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.

Federal Income Taxes. The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income tax provision is required. As of and during the fiscal period/year ended April 30, 2021, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the fiscal period/year ended April 30, 2021, the Funds did not have liabilities for any unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. Management has analyzed each of the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2018-2020) or expected to be taken in each of the Fund’s 2021 tax returns. During the year/period ended April 30, 2021, the Funds did not incur any interest or penalties.

D.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are computed on the basis of highest amortized cost. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable tax rules and regulations.

Distributions received from the Fund’s investments in Real Estate Investment Trusts (“REIT”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Funds must use estimates in reporting the character of their income and distributions for financial

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2021 (Continued)

statement purposes. The actual character of distributions to the Fund’s shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund’s shareholders may represent a return of capital.

E.

Distributions to Shareholders. Distributions to shareholders from net investment income for the PTLC, PTMC, PTNQ, PTEU, PTIN, TRND, and AFTY, are declared and paid on an annual basis. The GCOW, COWZ, CALF, ICOW, PWS, VETS, PEXL, INDS, SRVR, SZNE, BUL, ECOW, HERD, PTBD, VIRS, ALTL, PAMC and PALC are declared and paid on a quarterly basis. The net realized gains on securities normally are declared and paid on an annual basis for all Funds. Distributions are recorded on the ex-dividend date.

F.

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.

Share Valuation. The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. Each Fund’s shares will not be priced on the days on which the Cboe, Nasdaq and/or NYSE is closed for trading. The offering and redemption price per share for each Fund is equal to the Fund’s net asset value per share.

H.

Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Funds that have not yet occurred.

I.

Reclassification of Capital Accounts. Additionally, U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal period/year ended April 30, 2021, the following table shows the reclassifications made:

	Distributable Earnings (Accumulated Deficit)	Paid-In Capital
PTLC	$(105,999,239)	$105,999,239
PTMC	(6,114,536)	6,114,536
PTNQ	(214,330,345)	214,330,345
PTEU	866,107	(866,107)
PTIN	(460,246)	460,246
PTBD	(1,348,214)	1,348,214
TRND	(1,330,672)	1,330,672
GCOW	1,308,897	(1,308,897)
COWZ	(65,397,666)	65,397,666
CALF	(14,576,234)	14,576,234
ICOW	2,934,364	(2,934,364)
BUL	(612,289)	612,289
ECOW	(247,910)	247,910
HERD	(377,443)	377,443
PWS	(9,533,205)	9,533,205
VETS	(97,804)	97,804
INDS	(7,826,894)	7,826,894
SRVR	(56,270,952)	56,270,952
SZNE	(21,538,511)	21,538,511
AFTY	2,717	(2,717)
VIRS	(555,609)	555,609
ALTL	(9,934,309)	9,934,309
PAMC	(6,376,506)	6,376,506
PALC	(7,003,569)	7,003,569
PEXL	(249,073)	249,073

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2021 (Continued)

During the fiscal year/period ended April 30, 2021, the Funds’ realized the following net capital gains/(losses) resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in-capital.

PTLC	$105,948,016
PTMC	6,140,238
PTNQ	238,374,519
PTEU	381,958
PTIN	1,204,048
PTBD	1,410,114
TRND	1,455,904
GCOW	(1,133,102)
COWZ	68,881,289
CALF	15,365,784
ICOW	(2,804,440)
BUL	734,856
ECOW	255,366
HERD	377,470
PWS	9,724,614
VETS	114,484
INDS	8,228,899
SRVR	67,845,500
SZNE	21,539,466
AFTY	—
VIRS	587,512
ALTL	9,945,388
PAMC	6,580,704
PALC	7,126,819
PEXL	331,313

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Pacer Advisors, Inc. (“the Adviser”) serves as the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement (“Investment Advisory Agreement”) between the Trust, on behalf of the Funds, and the Adviser, the Adviser provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust. The Adviser administers the Funds’ business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services. The Adviser bears the costs of all advisory and non-advisory services required to operate the Funds, in exchange for a single unitary management fee. For services provided to the Funds, PTLC pays the Adviser 0.60%, PTMC pays the Adviser 0.60%, PTNQ pays the Adviser 0.65%, PTEU pays the Adviser 0.65%, PTIN pays the Adviser 0.65%, PTBD pays the Adviser 0.60%, TRND pays the Adviser 0.15%, GCOW pays the Adviser 0.60%, COWZ pays the Adviser 0.49%, CALF pays the Adviser 0.59%, ICOW pays the Adviser 0.65%, BUL pays the Adviser 0.60%, ECOW pays the Adviser 0.70%, HERD pays the Adviser 0.15%, PWS pays the Adviser 0.60%, VETS pays the Adviser 0.60%, INDS pays the Adviser 0.60%, SRVR pays the Adviser 0.60%, SZNE pays the Adviser 0.60%, AFTY pays the Adviser 0.70%, VIRS pays the advisor 0.70%, ALTL pays the advisor 0.60%, PAMC pays the advisor 0.60%, PALC pays the advisor 0.60%, and PEXL pays the Adviser 0.60% at an annual rate based on each Fund’s average daily net assets.

The Adviser has overall responsibility for overseeing the investment of the Funds’ assets, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust. Vident Investment Advisory, LLC (“Vident”) serves as the sub-adviser to PTBD and CSOP serves as the sub-adviser to AFTY. Each sub-adviser has responsibility for selecting and continuously monitoring the Fund’s investments. Sub-Advisory fees earned by Vident and CSOP are paid by the Adviser.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2021 (Continued)

Pursuant to a Sub-Advisory Agreement between the Adviser and CSOP (the “Sub-Advisory Agreement”), CSOP is responsible for trading portfolio securities on behalf of AFTY, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of AFTY’s respective Index, subject to the supervision of the Adviser and the Board. For the services it provides to AFTY, CSOP is compensated by the Adviser from the management fees paid by AFTY to the Adviser.

Pursuant to a Sub-Advisory Agreement between the Adviser and VIA (the “Sub-Advisory Agreement”), VIA is responsible for trading portfolio securities on behalf of PTBD, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of PTBD’s respective Index, subject to the supervision of the Adviser and the Board. For the services it provides to PTBD, VIA is compensated by the Adviser from the management fees paid by PTBD to the Adviser.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Adviser. The Funds did not pay any fees or commissions to the Distributor during the fiscal period ended April 30, 2021.

Certain officers and a Trustee of the Trust are affiliated with the Adviser and Distributor.

NOTE 4 – SERVICE AND CUSTODY AGREEMENTS

The Funds have entered into Service Agreements with U.S. Bancorp Fund Services, LLC (“Fund Services” or “Administrator”) doing business as U.S. Global Fund Services and a Custody Agreement with U.S. Bank, N.A. (the “Custodian”), an affiliate of Fund Services. Under these agreements, Fund Services and the Custodian provide certain transfer agency, administrative, accounting and custody services. The Custodian acts as securities lending agent (the “Securities Lending Agent”) for the Funds.

NOTE 5 – SECURITIES LENDING

The Funds may lend up to 33 1/3% of the value of the securities in their portfolios to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by the Securities Lending Agent. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any domestic loaned securities at the time of the loan, plus accrued interest. The use of loans of foreign securities, which are denominated and payable in U.S. dollars, shall be collateralized in an amount equal to 105% of the value of any loaned securities at the time of the loan plus accrued interest. The Funds receive compensation in the form of fees and earn interest on the cash collateral. Due to timing issues of when a security is recalled from loan, the financial statements may differ in presentation. The amount of fees depends on a number of factors including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the terms of the securities lending agreements to recall the securities from the borrower on demand.

As of April 30, 2021, the Funds had loaned securities and received cash collateral for the loans. The cash collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize income to the extent consistent with the preservation of capital and liquidity and maintain a stable Net Asset Value (“NAV”) of $1.00. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received.

During the period ended April 30, 2021, the Funds (excluding HERD and TRND) had loaned securities that were collateralized by cash. The cash collateral received was invested in securities as listed in each Fund’s Schedule of Investments. Income earned from these investments is allocated to each Fund based on each Fund’s portion of total cash collateral received. Securities lending income is disclosed in each Fund’s Statement of Operations.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2021 (Continued)

NOTE 6 – SECURED BORROWINGS

The following represents gross obligations for secured borrowings by remaining time to maturity as of April 30, 2021.

Securities Lending Transactions

Overnight and Continuous	Investments Purchased with Proceeds from Securities Lending Collateral*
PTLC	$99,363,502
PTMC	137,140,210
PTNQ	237,162,126
PTEU	4,454,411
PTIN	19,530,017
PTBD	57,825,164
GCOW	24,635,470
COWZ	52,656,295
CALF	70,860,351
ICOW	2,360,541
BUL	271,904
ECOW	130,319
PWS	3,194,676
VETS	354,060
INDS	7,528,560
SRVR	113,371,536
SZNE	6,832,459
VIRS	930,334
ALTL	10,761,773
PAMC	5,166,802
PALC	6,859,744
PEXL	381,752

*	Proceeds from securities lending (Investments Purchased with Proceeds from Securities Lending Collateral).

Due to the absence of a master netting agreement related to the Funds’ participation in securities lending, no additional offsetting disclosures have been made on behalf of the Funds for the total borrowings listed above.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2021 (Continued)

NOTE 7 – OFFSETTING ASSETS AND LIABILITIES

The following is a summary of the Assets and Liabilities for each Fund subject to offsets as of April 30, 2021:

Liabilities

				Gross Amounts Net Offset in the Statements of Assets and Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
PTLC
Securities Lending	$99,363,502	$—	$99,363,502	$99,363,502	$—	$—
PTMC
Securities Lending	137,140,210	—	137,140,210	137,140,210	—	—
PTNQ
Securities Lending	237,162,126	—	237,162,126	237,162,126	—	—
PTEU
Securities Lending	4,454,411	—	4,454,411	4,454,411	—	—
PTIN
Securities Lending	19,530,017	—	19,530,017	19,530,017	—	—
PTBD
Securities Lending	57,825,164	—	57,825,164	57,825,164	—	—
GCOW
Securities Lending	24,635,470	—	24,635,470	24,635,470	—	—
COWZ
Securities Lending	52,656,295	—	52,656,295	52,656,295	—	—
CALF
Securities Lending	70,860,351	—	70,860,351	70,860,351	—	—
ICOW
Securities Lending	2,360,541	—	2,360,541	2,360,541	—	—
BUL
Securities Lending	271,904	—	271,904	271,904	—	—
ECOW
Securities Lending	130,319	—	130,319	130,319	—	—
PWS
Securities Lending	3,194,676	—	3,194,676	3,194,676	—	—
VETS
Securities Lending	354,060	—	354,060	354,060	—	—
INDS
Securities Lending	7,528,560	—	7,528,560	7,528,560	—	—
SRVR
Securities Lending	113,371,536	—	113,371,536	113,371,536	—	—
SZNE
Securities Lending	6,832,459	—	6,832,459	6,832,459	—	—
VIRS
Securities Lending	930,334	—	930,334	930,334	—	—
ALTL
Securities Lending	10,761,773	—	10,761,773	10,761,773	—	—
PAMC
Securities Lending	5,166,802	—	5,166,802	5,166,802	—	—

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2021 (Continued)

				Gross Amounts Net Offset in the Statements of Assets and Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
PALC
Securities Lending	$6,859,744	$—	$6,859,744	$6,859,744	$—	$—
PEXL
Securities Lending	381,752	—	381,752	381,752	—	—

NOTE 8 – INVESTMENT TRANSACTIONS

For the year/period ended April 30, 2021, the aggregate purchases and sales of securities by the Funds, excluding short-term securities and in-kind transactions, the in-kind transactions associated with creations and redemptions, and the long-term purchases and sales of U.S. Government Securities were as follows:

	Purchases	Sales	In-Kind Purchases	In-Kind Sales	U.S. Government Purchases	U.S. Government Sales
PTLC	$2,405,102,133	$94,530,468	$55,610,654	$1,073,467,244	$—	$—
PTMC	964,960,317	704,410,949	7,179,999	108,609,424	—	—
PTNQ	36,589,176	434,696,394	361,674,962	566,889,997	—	—
PTEU	270,961,523	202,342,185	—	14,121,355	—	—
PTIN	294,305,117	157,593,185	14,603,381	43,500,832	—	—
PTBD	267,695,852	208,963,726	687,906,087	74,019,258	11,239,113	148,355,084
TRND	10,177,671	10,137,173	21,546,740	11,937,914	—	—
GCOW	96,500,706	96,879,447	3,049,319	32,058,945	—	—
COWZ	257,483,196	254,611,788	334,643,840	218,387,260	—	—
CALF	97,161,833	96,740,554	266,422,889	54,601,494	—	—
ICOW	12,658,898	13,060,869	3,011,419	8,670,794	—	—
BUL	3,646,385	3,658,552	7,628,310	6,012,624	—	—
ECOW	3,859,520	2,377,067	1,700,941	959,255	—	—
HERD	162,935	164,522	2,592,497	2,715,727	—	—
PWS	112,665,680	114,006,553	33,549,183	50,342,226	1,335,884	49,024,267
VETS	922,674	921,239	1,448,636	2,810,198	—	—
INDS	16,556,486	14,693,188	142,919,842	32,572,438	—	—
SRVR	287,426,941	280,790,323	760,392,973	318,257,429	—	—
SZNE	131,207,675	129,927,050	76,923,800	94,261,137	—	—
AFTY	3,052,538	4,796,635	—	—	—	—
VIRS	237,531	276,151	6,537,010	2,907,286	—	—
ALTL	118,351,511	117,563,726	181,730,744	80,392,554	—	—
PAMC	60,038,517	60,427,044	71,403,964	44,308,258	—	—
PALC	58,655,580	58,214,656	84,436,333	49,665,012	—	—
PEXL	1,806,013	1,864,959	2,867,752	2,787,582	—	—

During the fiscal year ended April 30, 2017, PTEU accepted a cash contribution in the amount of $409,837 to reimburse the Fund from prior securities transactions.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2021 (Continued)

NOTE 9 – TRANSACTIONS WITH AFFILIATED SECURITIES

The Pacer Cash Cows Fund of Funds Index uses an objective, rules-based approach to construct a portfolio that, as of each quarterly rebalance, is composed of the ETFs listed in the following table, each advised by the Adviser (collectively, the “Cash Cows ETFs”). Each of the Cash Cows ETFs is an index-based ETF that seeks to track the total return performance, before fees and expenses, of the applicable underlying index listed in the following table (collectively, the “Cash Cows Indexes”). Each Cash Cows Index uses an objective, rules-based methodology to provide exposure to companies with high free cash flow yields (commonly referred to as “cash cows”) selected from the applicable “Equity Universe” as indicated in the following table.

Weight	Cash Cows ETF	Cash Cows Index	Equity Universe
20%	Pacer US Cash Cows 100 ETF	Pacer US Cash Cows 100 ETF	Russell 1000 Index
20%	Pacer Global Cash Cows Dividend ETF	Pacer Global Cash Cows Dividend Index	FTSE Developed Large Cap Index
20%	Pacer US Small Cap Cash Cows 100 ETF	Pacer US Small Cap Cash Cows 100 Index	S&P Small Cap 600® Index
20%	Pacer US Cash Cows Growth ETF	Pacer US Cash Cows Growth Index	S&P 900® Pure Growth Index
20%	Pacer Developed Markets International Cash Cows 100 ETF	Pacer Developed Markets International Cash Cows 100 Index	FTSE Developed ex US Index

HERD had the following transactions during the current fiscal period with affiliates:

	Share Activity
Security Name	Balance May 1, 2020	Purchases	Sales	Balance April 30, 2021
BUL	9,353	18,825	(18,926)	9,252
CALF	10,472	19,564	(21,894)	8,142
COWZ	8,322	17,254	(17,587)	7,989
GCOW	8,196	20,928	(18,616)	10,508
ICOW	9,510	20,951	(20,077)	10,384

	Year Ended April 30, 2021
Security Name	Value	Dividend Income	Gain Realized on Sale of Shares	Net Change in Unrealized Appreciation (Depreciation) on Investments in Affiliate
BUL	$335,572	$2,983	$115,596	$33,354
CALF	340,335	2,246	146,054	106,968
COWZ	335,458	8,561	74,966	89,749
GCOW	327,109	16,901	4,077	56,259
ICOW	332,794	10,829	46,205	81,865
Total	1,671,268	41,520	386,898	368,195

The Pacer Trendpilot Fund of Funds Index uses an objective, rules-based approach to construct a portfolio that, as of each quarterly rebalance, is composed of the ETFs listed in the following table, each advised by the Adviser (collectively, the “Trendpilot ETFs”). Each of the Trendpilot ETFs is an index-based ETF that seeks to track the total return performance, before fees and expenses, of the underlying index listed in the following table (collectively, the “Trendpilot Indexes”). Each Trendpilot Index other than the Pacer Trendpilot US Bond Index (collectively, the “Trendpilot Equity Indexes”) uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the “Underlying Component” specified in the table below, (ii) 50% to the applicable Underlying Component and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the Underlying Component and its 200-business day historical simple moving average (the “200-day moving average”). The calculation of the 200-day moving average for each Underlying Component is based on the total return version of such Underlying Component and reflects the reinvestment of dividends paid by the securities in such Underlying Component.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2021 (Continued)

The Pacer Trendpilot US Bond Index (the “Trendpilot Bond Index”) uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure to one of the following positions: (i) 100% to the S&P U.S. High Yield Corporate Bond Index, (ii) 50% to the S&P U.S. High Yield Corporate Bond Index and 50% to the S&P U.S. Treasury Bond 7-10 Year Index or (iii) 100% to S&P U.S. Treasury Bond 7-10 Year Index, depending on the value of the S&P U.S. High Yield Corporate Bond Index divided by the value of the S&P U.S.Treasury Bond 7-10 Year Index (the “Risk Ratio”).

Weight	Trendpilot ETF	Trendpilot Index	Equity Component
20%	Pacer Trendpilot® US Large Cap ETF	Pacer Trendpilot® US Large Cap Index	S&P 500® Index
20%	Pacer Trendpilot® US Mid Cap ETF	Pacer Trendpilot® US Mid Cap Index	S&P MidCap 400® Index
20%	Pacer Trendpilot® 100 ETF	Pacer NASDAQ-100 Trendpilot® Index	NASDAQ-100® Index
20%	Pacer Trendpilot® International ETF	Pacer Trendpilot® International Index	S&P Developed Ex-US Large Cap Index
20%	Pacer Trendpilot® US Bond ETF	Pacer Trendpilot® US Bond Index	S&P U.S. High Yield Corporate Bond Index

TRND had the following transactions during the current fiscal period with affiliates:

	Share Activity
Security Name	Balance May 1, 2020	Purchases	Sales	Balance April 30, 2021
PTBD	—	370,289	(50,644)	319,645
PTIN	457,345	289,200	(431,825)	314,720
PTLC	198,393	152,642	(101,278)	249,757
PTMC	188,916	161,920	(100,036)	250,800
PTNQ	156,725	100,293	(90,918)	166,100

	Year Ended April 30, 2021
Security Name	Value	Dividend Income	Gain Realized on Sale of Shares	Net Change in Unrealized Appreciation (Depreciation) on Investments in Affiliate
PTBD	$8,783,845	$132,976	$13,173	$175,609
PTIN	8,883,475	66,066	(501,992)	1,806,888
PTLC	9,126,121	86,571	246,526	1,917,632
PTMC	8,938,512	43,776	237,340	1,511,763
PTNQ	8,976,044	12,473	712,791	1,571,002
Total	44,707,997	341,862	707,838	6,982,894

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2021 (Continued)

NOTE 10 – TAX COST BASIS

The components of tax basis cost of investments and net unrealized appreciation for federal income tax purposes at April 30, 2021 were as follows:

	PTLC	PTMC	PTNQ	PTEU	PTIN
Tax cost of investments	$1,509,206,703	$519,491,633	$900,976,808	$57,278,390	$132,155,003
Gross tax unrealized appreciation	492,546,380	73,138,437	144,660,548	8,101,972	22,333,257
Gross tax unrealized depreciation	(8,034,284)	(2,870,512)	(24,995,687)	(6,606,935)	(4,207,564)
Net tax unrealized appreciation (depreciation)	484,512,096	70,267,925	119,664,861	1,495,037	18,125,693
Undistributed ordinary income	4,577,920	—	—	26,527	1,096,029
Undistributed long-term gain	—	—	—	—	—
Total distributable earnings	4,577,920	—	—	26,527	1,096,029
Other accumulated (loss)	(470,553,930)	(94,991,443)	(26,905,250)	(48,401,976)	(9,251,548)
Total accumulated gain (loss)	$18,536,086	$(24,723,518)	$92,759,611	$(46,880,412)	$9,970,174

	PTBD	TRND	GCOW	COWZ	CALF
Tax cost of investments	$869,270,948	$38,936,196	$154,745,832	$426,730,943	$314,926,441
Gross tax unrealized appreciation	20,563,153	5,907,979	12,710,402	65,422,227	35,674,096
Gross tax unrealized depreciation	(3,958,396)	(110,536)	(8,406,987)	(7,749,335)	(7,935,817)
Net tax unrealized appreciation (depreciation)	16,604,757	5,797,443	4,303,415	57,672,892	27,738,279
Undistributed ordinary income	3,362,778	37,969	1,054,591	428,529	—
Undistributed long-term gain	—	—	—	—	—
Total distributable earnings	3,362,778	37,969	1,054,591	428,529	—
Other accumulated (loss)	(874,781)	(573,173)	(30,272,079)	(58,228,306)	(14,738,829)
Total accumulated gain (loss)	$19,092,754	$5,262,239	$(24,914,073)	$(126,885)	$12,999,450

	ICOW	BUL	ECOW	HERD	PWS
Tax cost of investments	$20,527,747	$3,688,333	$3,782,737	$1,524,484	$48,599,838
Gross tax unrealized appreciation	3,203,042	290,301	427,738	147,873	5,486,790
Gross tax unrealized depreciation	(746,019)	(84,462)	(198,206)	(375)	(1,487,479)
Net tax unrealized appreciation (depreciation)	2,457,023	205,839	229,532	147,498	3,999,311
Undistributed ordinary income	131,090	—	36,981	4,466	13,644
Undistributed long-term gain	—	—	—	—	—
Total distributable earnings	131,090	—	36,981	4,466	13,644
Other accumulated (loss)	(4,802,073)	(232,880)	(99,165)	—	(18,186,656)
Total accumulated gain (loss)	$(2,213,960)	$(27,041)	$167,348	$151,964	$(14,173,701)

	VETS	INDS	SRVR	SZNE
Tax cost of investments	$1,969,305	$177,857,299	$1,129,999,014	$73,616,724
Gross tax unrealized appreciation	431,247	31,837,017	132,944,297	—
Gross tax unrealized depreciation	(101,753)	(2,134,659)	(29,241,906)	(7,242)
Net tax unrealized appreciation (depreciation)	329,494	29,702,358	103,702,391	(7,242)
Undistributed ordinary income	1,545	—	—	2,860
Undistributed long-term gain	—	—	—	—
Total distributable earnings	1,545	—	—	2,860
Other accumulated (loss)	(38,392)	(1,542,991)	(11,392,083)	(14,028,946)
Total accumulated gain (loss)	$292,647	$28,159,367	$92,310,308	$(14,033,328)

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2021 (Continued)

	AFTY	VIRS	ALTL	PAMC
Tax cost of investments	$8,388,865	$5,079,194	$121,065,077	$37,472,178
Gross tax unrealized appreciation	2,331,891	486,319	20,112,845	3,397,595
Gross tax unrealized depreciation	(354,756)	(128,890)	(385,720)	(480,814)
Net tax unrealized appreciation (depreciation)	1,977,135	357,429	19,727,125	2,916,781
Undistributed ordinary income	—	—	23,332	—
Undistributed long-term gain	—	—	—	—
Total distributable earnings	—	—	23,332	—
Other accumulated (loss)	(681,201)	(888)	(1,879,114)	(838,361)
Total accumulated gain (loss)	$1,295,934	$356,541	$17,871,343	$2,078,420

	PALC	PEXL
Tax cost of investments	$49,028,218	$2,041,357
Gross tax unrealized appreciation	1,673,122	395,806
Gross tax unrealized depreciation	(604,032)	(34,654)
Net tax unrealized appreciation (depreciation)	1,069,090	361,152
Undistributed ordinary income	21,021	55
Undistributed long-term gain	—	—
Total distributable earnings	21,021	55
Other accumulated (loss)	(118,187)	(184,959)
Total accumulated gain (loss)	$971,924	$176,248

The difference between book and tax-basis cost is attributable to the realization for tax purposes of unrealized gains on investments in Real Estate Investment Trusts, partnerships, passive foreign investment companies and wash sales. Under tax law, certain capital and foreign currency losses realized after April 30 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

At April 30, 2021, the Funds had the following capital loss carryforwards:

	Short-Term	Long-Term	Expires
PTLC	$219,496,018	$251,057,912	Indefinite
PTMC	87,498,800	7,451,121	Indefinite
PTNQ	19,170,119	7,051,203	Indefinite
PTEU	39,646,200	8,767,332	Indefinite
PTIN	9,253,171	—	Indefinite
PTBD	874,781	—	Indefinite
TRND	385,316	187,857	Indefinite
GCOW	12,098,067	18,183,729	Indefinite
COWZ	33,960,327	24,267,980	Indefinite
CALF	11,880,633	2,858,196	Indefinite
ICOW	2,653,309	2,152,107	Indefinite
BUL	230,786	—	Indefinite
ECOW	50,235	48,909	Indefinite
HERD	—	—	Indefinite
PWS	18,186,656	—	Indefinite
VETS	30,634	7,758	Indefinite
INDS	1,542,991	—	Indefinite
SRVR	11,392,083	—	Indefinite
SZNE	14,028,946	—	Indefinite
AFTY	648,012	30,704	Indefinite
VIRS	888	—	Indefinite
ALTL	1,879,114	—	Indefinite

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2021 (Continued)

	Short-Term	Long-Term	Expires
PAMC	$838,361	$—	Indefinite
PALC	118,187	—	Indefinite
PEXL	152,458	32,501	Indefinite

At April 30, 2021, PTMC, PTNQ, AFTY and BUL deferred on a tax basis, post-December ordinary late-year losses of $41,522, $683,928, $2,485 and $2,094, respectively. None of the Funds deferred on a tax basis post-October capital losses.

NOTE 11 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Funds during the fiscal period ended April 30, 2021 was as follows:

	Ordinary Income	Return of Capital
PTLC	$20,840,884	$—
PTMC	2,277,219	—
PTNQ	1,304,636	—
PTEU	—	—
PTIN	994,630	—
PTBD	11,952,976	—
TRND	245,087	—
GCOW	5,702,135	—
COWZ	5,246,948	—
CALF	268,296	74,624
ICOW	374,692	—
BUL	11,770	—
ECOW	51,325	—
HERD	39,016	—
PWS	310,992	—
VETS	25,185	—
INDS	2,023,062	327,809
SRVR	9,533,565	4,446,515
SZNE	557,732	—
AFTY	152,212	2,717
VIRS	29,096	352
ALTL	689,136	—
PAMC	42,541	15,796
PALC	164,989	—
PEXL	7,574	—

The tax character of distributions paid by the Funds during the fiscal year/period ended April 30, 2020 was as follows:

	Ordinary Income	Capital Gains	Return of Capital
PTLC	$33,554,677	$—	$—
PTMC	8,738,254	—	—
PTNQ	3,044,420	—	—
PTEU	4,195,663	—	—
GCOW	8,770,455	—	—
COWZ	6,190,930	—	—
CALF	419,742	—	—
ICOW	1,009,491	—	—
PWS	1,151,877	—	—
VETS	52,852	—	—

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2021 (Continued)

	Ordinary Income	Capital Gains	Return of Capital
INDS	$656,033	$6,106	$—
SRVR	2,911,078	—	340,803
PEXL	7,790	—	—
SZNE	898,227	—	—
BUL	24,159	—	—
PTIN	1,060,524	—	—
ECOW	149,137	—	—
HERD	42,529	—	151
TRND	137,281	—	—
PTBD	913,550	—	—
AFTY	961,121	—	58,489

NOTE 12 – NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

NOTE 13 – SUBSEQUENT EVENT

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. The evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than below.

On June 18, 2021, the following Funds declared distributions from ordinary income to shareholders of record as of June 22, 2021, Payable June 25, 2021, as follows:

	Ordinary Income	Per Share Amount
PTBD	$4,595,642	$0.12454315
GCOW	$863,897	$0.19197701
COWZ	$1,589,150	$0.10594335
CALF	$467,205	$0.05401217
ICOW	$151,415	$0.17813482
BUL	$1,138	$0.01137930
ECOW	$46,076	$0.13164545
PWS	$134,588	$0.08683069
VETS	$4,104	$0.08207680
INDS	$353,343	$0.07517926
SRVR	$4,618,665	$0.15630000
SZNE	$120,990	$0.06049508
VIRS	$14,220	$0.09479746
ALTL	$199,603	$0.08147057
PAMC	$58,477	$0.05569284
PALC	$121,362	$0.08989809
PEXL	$1,999	$0.03997400

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2021 (Continued)

On June 21, 2021, the following Funds declared distributions from ordinary income to shareholders of record as of June 23, 2021, Payable June 28, 2021, as follows:

	Ordinary Income	Per Share Amount
HERD	$10,087	$0.10086590

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which each Funds invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of each Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Pacer Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pacer Funds Trust and the Shareholders of
Pacer Trendpilot® US Large Cap ETF, Pacer Trendpilot® US Mid Cap ETF, Pacer Trendpilot® 100 ETF, Pacer Trendpilot® European Index ETF, Pacer Trendpilot® International ETF, Pacer Trendpilot® US Bond ETF, Pacer Trendpilot® Fund of Funds ETF, Pacer Global Cash Cows Dividend ETF, Pacer US Cash Cows 100 ETF, Pacer US Small Cap Cash Cows 100 ETF, Pacer Developed Markets International Cash Cows 100 ETF, Pacer US Cash Cows Growth ETF, Pacer Emerging Markets Cash Cows 100 ETF, Pacer Cash Cows Fund of Funds ETF, Pacer Wealthshield ETF, Pacer Military Times Best Employers ETF, Pacer Benchmark Industrial Real Estate SCTRSM ETF, Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF, Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF, Pacer CSOP FTSE China A50 ETF, Pacer BioThreat Strategy ETF, Pacer Lunt Large Cap Alternator ETF, Pacer Lunt Midcap Multi-Factor Alternator ETF, Pacer Lunt Large Cap Multi-Factor Alternator ETF, Pacer US Export Leaders ETF

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Pacer Trendpilot® US Large Cap ETF, Pacer Trendpilot® US Mid Cap ETF, Pacer Trendpilot® 100 ETF, Pacer Trendpilot® European Index ETF, Pacer Trendpilot® International ETF, Pacer Trendpilot® US Bond ETF, Pacer Trendpilot® Fund of Funds ETF, Pacer Global Cash Cows Dividend ETF, Pacer US Cash Cows 100 ETF, Pacer US Small Cap Cash Cows 100 ETF, Pacer Developed Markets International Cash Cows 100 ETF, Pacer US Cash Cows Growth ETF, Pacer Emerging Markets Cash Cows 100 ETF, Pacer Cash Cows Fund of Funds ETF, Pacer Wealthshield ETF, Pacer Military Times Best Employers ETF, Pacer Benchmark Industrial Real Estate SCTRSM ETF, Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF, Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF, Pacer CSOP FTSE China A50 ETF, Pacer BioThreat Strategy ETF, Pacer Lunt Large Cap Alternator ETF, Pacer Lunt Midcap Multi-Factor Alternator ETF, Pacer Lunt Large Cap Multi-Factor Alternator ETF and Pacer US Export Leaders ETF (collectively the “Funds”), each a series of the Pacer Funds Trust (the “Trust”) including the schedules of investments, as of April 30, 2021, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for the periods indicated below (collectively referred to as the “financial statements”). The statement of changes for the year ended September 30, 2019 and the financial highlights for the years ended September 30, 2019, 2018, 2017 and 2016 for the Pacer CSOP FTSE China A50 ETF, was audited by other auditors whose opinion dated November 19, 2019 expressed an unqualified opinion on those financial statements.

In our opinion, the financial statements present fairly, in all material respects, the financial positions of the Funds as of April 30, 2021, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Pacer Trendpilot® US Large Cap ETF	For the year ended April 30, 2021	For the years ended April 30, 2021 and 2020	For the years ended April 30, 2021, 2020, 2019, 2018 and 2017
Pacer Trendpilot® US Mid Cap ETF	For the year ended April 30, 2021	For the years ended April 30, 2021 and 2020	For the years ended April 30, 2021, 2020, 2019, 2018 and 2017
Pacer Trendpilot® 100 ETF	For the year ended April 30, 2021	For the years ended April 30, 2021 and 2020	For the years ended April 30, 2021, 2020, 2019, 2018 and 2017
Pacer Trendpilot® European Index ETF	For the year ended April 30, 2021	For the years ended April 30, 2021 and 2020	For the years ended April 30, 2021, 2020, 2019, 2018 and 2017
Pacer Trendpilot® International ETF	For the year ended April 30, 2021	For the year ended April 30, 2021 and period from May 2, 2019 (commencement of operations) through April 30, 2020	For the year ended April 30, 2021 and period from May 2, 2019 (commencement of operations) through April 30, 2020
Pacer Trendpilot® US Bond ETF	For the year ended April 30, 2021	For the year ended April 30, 2021 and period from October 22, 2019 (commencement of operations) through April 30, 2020	For the year ended April 30, 2021 and period from October 22, 2019 (commencement of operations) through April 30, 2020
Pacer Trendpilot® Fund of Funds ETF	For the year ended April 30, 2021	For the year ended April 30, 2021 and period from May 3, 2019 (commencement of operations) through April 30, 2020	For the year ended April 30, 2021 and period from May 3, 2019 (commencement of operations) through April 30, 2020

Pacer Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Continued)

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Pacer Global Cash Cows Dividend ETF	For the year ended April 30, 2021	For the years ended April 30, 2021 and 2020	For the years ended April 30, 2021, 2020, 2019, 2018 and 2017
Pacer US Cash Cows 100 ETF	For the year ended April 30, 2021	For the years ended April 30, 2021 and 2020	For the years ended April 30, 2021, 2020, 2019, 2018 and the period December 16, 2016 (commencement of operations) through April 30, 2017
Pacer US Small Cap Cash Cows 100 ETF	For the year ended April 30, 2021	For the years ended April 30, 2021 and 2020	For the years ended April 30, 2021, 2020, 2019 and the period June 16, 2017 (commencement of operations) through April 30, 2018
Pacer Developed Markets International Cash Cows 100 ETF	For the year ended April 30, 2021	For the years ended April 30, 2021 and 2020	For the years ended April 30, 2021, 2020, 2019 and the period June 16, 2017 (commencement of operations) through April 30, 2018
Pacer US Cash Cows Growth ETF	For the year ended April 30, 2021	For the year ended April 30, 2021 and period from May 2, 2019 (commencement of operations) through April 30, 2020	For the year ended April 30, 2021 and period from May 2, 2019 (commencement of operations) through April 30, 2020
Pacer Emerging Market Cash Cows 100 ETF	For the year ended April 30, 2021	For the year ended April 30, 2021 and period from May 2, 2019 (commencement of operations) through April 30, 2020	For the year ended April 30, 2021 and period from May 2, 2019 (commencement of operations) through April 30, 2020
Pacer Cash Cows Fund of Funds ETF	For the year ended April 30, 2021	For the year ended April 30, 2021 and period from May 3, 2019 (commencement of operations) through April 30, 2020	For the year ended April 30, 2021 and period from May 3, 2019 (commencement of operations) through April 30, 2020
Pacer WealthShield ETF	For the year ended April 30, 2021	For the years ended April 30, 2021 and 2020	For the years ended April 30, 2021, 2020, 2019 and the period December 11, 2017 (commencement of operations) through April 30, 2018
Pacer Military Times Best Employers ETF	For the year ended April 30, 2021	For the years ended April 30, 2021 and 2020	For the years ended April 30, 2021, 2020, 2019 and the period April 9, 2018 (commencement of operations) through April 30, 2018
Pacer Benchmark Industrial Real Estate SCTRSM ETF	For the year ended April 30, 2021	For the years ended April 30, 2021 and 2020	For the years ended April 30, 2021, 2020 and the period May 14, 2018 (commencement of operations) through April 30, 2019
Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF	For the year ended April 30, 2021	For the years ended April 30, 2021 and 2020	For the years ended April 30, 2021, 2020 and the period May 15, 2018 (commencement of operations) through April 30, 2019
Pacer CFRA-Stovall Equal Weight Seasonal Rotation Index ETF	For the year ended April 30, 2021	For the years ended April 30, 2021 and 2020	For the years ended April 30, 2021, 2020 and the period July 23, 2018 (commencement of operations) through April 30, 2019

Pacer Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Continued)

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Pacer CSOP FTSE China A50 ETF	For the year ended April 30, 2021	For the year ended April 30, 2021 and period from October 1, 2019 through April 30, 2020	For the year ended April 30, 2021 and period from October 1, 2019 through April 30, 2020
Pacer BioThreat Strategy ETF	For the period June 24, 2020 (commencement of operations) through April 30, 2021	For the period June 24, 2020 (commencement of operations) through April 30, 2021	For the period June 24, 2020 (commencement of operations) through April 30, 2021
Pacer Lunt Large Cap Alternator ETF	For the period June 24, 2020 (commencement of operations) through April 30, 2021	For the period June 24, 2020 (commencement of operations) through April 30, 2021	For the period June 24, 2020 (commencement of operations) through April 30, 2021
Pacer Lunt MidCap Multi-Factor Alternator ETF	For the period June 24, 2020 (commencement of operations) through April 30, 2021	For the period June 24, 2020 (commencement of operations) through April 30, 2021	For the period June 24, 2020 (commencement of operations) through April 30, 2021
Pacer Lunt Large Cap Multi-Factor Alternator ETF	For the period June 24, 2020 (commencement of operations) through April 30, 2021	For the period June 24, 2020 (commencement of operations) through April 30, 2021	For the period June 24, 2020 (commencement of operations) through April 30, 2021
Pacer US Export Leaders ETF	For the year ended April 30, 2021	For the years ended April 30, 2021 and 2020	For the years ended April 30, 2021, 2020 and the period July 23, 2018 (commencement of operations) through April 30, 2019

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of April 30, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor for the Pacer Funds Trust since 2015

Abington, Pennsylvania
June 28, 2021

Pacer Funds

ADDITIONAL INFORMATION
(Unaudited)

NOTE 1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of each other Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available on the Funds’ website at www.PacerETFs.com.

NOTE 2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction/Short Term Capital Gains

For the fiscal year/period ended April 30, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 23%, as provided for by the Tax Cuts and Jobs Act of 2017. The following are the percentage of dividends declared from ordinary income designated as qualified dividend income (“QDI”), for corporate shareholders, the percent qualifying for the corporate dividends received deduction (“DRD”), and the percentage of taxable ordinary income distributions that are designated as short-term capital gain (“STCG”) distributions under Internal Revenue Section 871(k)(2)(C) for each fund.

	QDI	DRD	STCG
PTLC	96.00%	100.00%	0.00%
PTMC	98.86%	98.86%	0.00%
PTNQ	100.00%	100.00%	0.00%
PTEU	0.00%	0.00%	0.00%
PTIN	100.00%	7.36%	0.00%
PTBD	0.00%	0.00%	0.00%
TRND	68.92%	50.30%	0.00%
GCOW	100.00%	28.18%	0.00%
COWZ	100.00%	100.00%	0.00%
CALF	100.00%	100.00%	0.00%
ICOW	100.00%	0.00%	0.00%
BUL	100.00%	100.00%	0.00%
ECOW	63.09%	0.00%	0.00%
HERD	90.00%	33.31%	0.00%
PWS	94.64%	94.39%	0.00%
VETS	100.00%	100.00%	0.00%
INDS	0.75%	0.09%	0.00%
SRVR	13.34%	12.03%	0.00%
SZNE	100.00%	100.00%	0.00%
AFTY	100.00%	0.00%	0.00%
VIRS	100.00%	100.00%	0.00%
ALTL	97.43%	78.64%	0.00%
PAMC	100.00%	100.00%	0.00%
PALC	100.00%	100.00%	0.00%
PEXL	100.00%	100.00%	0.00%

Foreign Tax Credit Pass Through

Pursuant to Section 853 of the Internal Revenue code, the Funds designate the following amounts as foreign taxes paid for the year/period ended April 30, 2021. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Per Share
Fund	Gross Foreign Source Income	Foreign Taxes Passthrough	Gross Foreign Source Income	Foreign Taxes Passthrough
PTLC	$—	$—	$—	$—
PTMC	—	—	—	—
PTNQ	—	—	—	—

Pacer Funds

ADDITIONAL INFORMATION
(Unaudited) (Continued)

Per Share
Fund	Gross Foreign Source Income	Foreign Taxes Passthrough	Gross Foreign Source Income	Foreign Taxes Passthrough
PTEU	$—	$—	$—	$—
PTIN	237,920	237,066	0.05	0.05
PTBD	—	—	—	—
TRND	10,150	10,150	0.01	0.01
GCOW	6,693,148	347,972	1.54	0.08
COWZ	—	—	—	—
CALF	—	—	—	—
ICOW	523,458	52,187	0.81	0.08
BUL	—	—	—	—
ECOW	89,850	9,976	0.60	0.07
HERD	2,654	2,654	0.05	0.05
PWS	—	—	—	—
VETS	—	—	—	—
INDS	—	—	—	—
SRVR	—	—	—	—
SZNE	—	—	—	—
AFTY	259,331	25,990	0.57	0.06
VIRS	—	—	—	—
ALTL	—	—	—	—
PAMC	—	—	—	—
PALC	—	—	—	—
PEXL	—	—	—	—

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governements.

Above figures may differ from those cited elsewhere in this report due to difference in the calculation of income and gains under GAAP purposes and Internal Revenue Service purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds.

NOTE 3 – DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available without charge, upon request, by calling toll-free at (800) 617-0004. Furthermore, you may obtain Part F of Form N-PORT on the SEC’s website at www.sec.gov.Each Fund’s portfolio holdings are posted on their website at www.paceretfs.com daily.

NOTE 4 – PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at (800) 617-0004, by accessing the SEC’s website at http://www.sec.gov, or by accessing the Funds’ website at www.paceretfs.com. Information on how the Fund voted proxies relating to portfolio securities during the year ended June 30 is available without charge, upon request, by calling (800) 617-0004 or by accessing the website of the SEC.

NOTE 5 – BOARD CONSIDERATIONS IN APPROVING THE INVESTMENT ADVISORY AGREEMENT FOR THE FUNDS

The Board of Trustees (the “Board”) of Pacer Funds Trust (the “Trust”), including the Trustees thereof who are not “interested persons,” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust (the “Independent Trustees”), held a meeting on March 30, 2021 (the “Meeting”) for the purpose of, among other things, the consideration of, and voting on, the proposed approval

Pacer Funds

ADDITIONAL INFORMATION
(Unaudited) (Continued)

of the investment advisory agreement (the “Investment Advisory Agreement”) between the Trust and Pacer Advisors, Inc. (the “Advisor”), relating to Pacer Trendpilot US Large Cap ETF, Pacer Trendpilot US Mid Cap ETF, Pacer Trendpilot 100 ETF, Pacer Trendpilot European Index ETF, Pacer Global Cash Cows Dividend ETF, Pacer US Cash Cows ETF, Pacer US Small Cap Cash Cows, Pacer Developed Markets International Cash Cows 100 ETF, Pacer WealthShield ETF, Pacer Military Times Best Employers ETF, Pacer Benchmark Industrial Real Estate SCTR ETF, Pacer Benchmark Data & Infrastructure Real Estate SCTR ETF, Pacer US Export Leaders ETF, Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF, Pacer US Cash Cows Growth ETF, Pacer Trendpilot International ETF, Pacer Emerging Markets Cash Cows 100 ETF, Pacer Cash Cows Fund of Funds ETF, Pacer Trendpilot Fund of Funds ETF, and Pacer Trendpilot US Bond ETF. Each of the aforenamed funds is referred to as a “Fund” and, together, as the “Funds.”

The Board, including a majority of the Trust’s Independent Trustees voting separately, approved the Investment Advisory Agreement at the Meeting, respectively, based on its review of qualitative and quantitative information provided by the Advisor as well as the Trust’s other service providers. Prior to deciding to approve the Investment Advisory Agreement at the Meeting, respectively, the Independent Trustees requested and obtained from the Advisor such information as the Independent Trustees deemed reasonably necessary to evaluate the terms of the Investment Advisory Agreement. The Independent Trustees received assistance and advice from, and met separately with, independent counsel. In addition, the Independent Trustees received a memorandum from independent counsel regarding the responsibilities of the Board with respect to the approval of the Investment Advisory Agreement.

Prior to approval, the Board obtained and reviewed a variety of information, including certain information regarding each Fund’s proposed expenses relative to the expenses of other comparable funds. At the Meeting, respectively, the Board, including the Independent Trustees, evaluated a number of factors and various materials in connection with the approval process, including: (1) a copy of the Investment Advisory Agreement; (2) the Advisor’s responses to questionnaires designed to provide the Board with information reasonably necessary to evaluate the terms of the Investment Advisory Agreement; (3) the Advisor’s Form ADV disclosures; (4) information describing the nature, quality and extent of services that the Advisor is prepared to provide to each Fund under consideration; (5) the advisory fee payable by each such Fund to the Advisor for its services; (6) certain comparative information regarding each such Fund’s expenses and performance relative to the expenses and performance of other funds; (7) a copy of the Trust’s registration statement and prospectuses; and (8) information regarding the ownership and management structure, financial condition, and compliance program of the Advisor. Representatives from the Advisor presented additional information and participated in question-and-answer sessions at the Meeting to help the Board evaluate the Advisor’s services and fees, as well as other aspects of the Investment Advisory Agreement.

In considering the approval of the Investment Advisory Agreement at the Meeting, respectively, the Board considered various factors that the Trustees determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Advisor, including the performance of the Advisor with respect to each relevant Fund; (ii) the costs and benefits, including the fee to be paid to the Advisor by each Fund, of the advisory services to be provided to the Funds; and (iii) potential economies of scale.

●

Nature, Extent and Quality of Services to be Provided by the Advisor. The Board reviewed the scope of services to be provided by the Advisor under the Investment Advisory Agreement. In this regard, the Trustees reviewed each Fund’s investment goal and proposed investment strategy, and each of the Advisor’s ability to implement such investment goal and/or investment strategy, including, but not limited to, trading practices. In addition, the Trustees reviewed the management team at the Advisor that would be responsible for managing each Fund, including staffing, skills and compensation program, and considered various other portfolios advised by the Advisor and any potential conflicts.

Based on its review, the Board determined that the Advisor is capable of providing all necessary advisory services required by each relevant Fund, as indicated by the Advisor’s management capabilities, the professional qualifications and experience of its portfolio management personnel and the performance of the Funds relative to comparable funds managed by other investment advisers (each a “Peer Group”) and other products managed by the Advisor with similar investment objectives and strategies as each Fund. The Board also considered other services provided to the Funds by the Advisor, where relevant, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to each Fund’s investment restrictions, and monitoring compliance with various policies and procedures and with applicable securities regulations.

Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that it was satisfied with the nature, extent and quality of the services provided and to be provided to the Funds by the Advisor.

●

Costs and Benefits of Advisory Services to be Provided to the Funds. In considering the advisory fees payable by the Trust to the Advisor and each Fund’s expense ratio, the Board reviewed data compiled by the Advisor comparing the expense ratios of each Fund with the expense ratios of the ETFs and other funds in each Fund’s Peer Group. The Board compared each Fund’s expense ratio to the expense ratios of funds in its Peer Group, focusing on whether each Fund was charged fees that were within the range of fees charged by those in the Peer Group. It also noted that the Advisor had contractually agreed to pay the operating expenses of each Fund, including the cost

Pacer Funds

ADDITIONAL INFORMATION
(Unaudited) (Continued)

of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses in connection with the execution of portfolio transactions, and extraordinary and non-routine expenses. It was noted that this contractual agreement cannot be changed without shareholder approval. The Board also evaluated the compensation and incidental or “fall-out” benefits received (or proposed or likely to be received) by the Advisor from its relationship with the Funds, taking into account assessments of the Advisor’s profitability prepared and shared by the Advisor’s management.

Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that each Fund’s advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by the Advisor.

●	Economies of Scale. The Board also reviewed and considered the extent to which economies of scale would be realized by the Advisor as the assets of the Funds may grow in the future.

Based on its deliberations and its evaluation of the information described above, at the Meeting, respectively, the Board, including the Independent Trustees: (a) concluded that the terms of the Investment Advisory Agreement with respect to each Fund are fair and reasonable; (b) concluded that the Advisor’s fees are reasonable in light of the nature and quality of the services expected to be rendered by the Advisor to each Fund; and (c) agreed to approve the Investment Advisory Agreement as to each Fund for a term of two years. In its deliberations at the Meeting, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

NOTE 6 – TRUSTEES AND OFFICERS

The business of the Funds is managed under the direction of the Board of Trustees. The Board of Trustees formulates the general policies of the Funds and meets periodically to review the Funds’ performance, monitor investment activities and practices, and discuss other matters affecting the Funds. The Trustees are fiduciaries for the Funds’ shareholders and are governed by the laws of the State of Delaware in this regard. The names and addresses of the Trustees and officers of the Trust are listed below along with a description of their principal occupations over at least the last five years. There are currently four Trustees, three of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (“Independent Trustee”). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The address of each Trustee and officer of the Trust, unless otherwise indicated below, is c/o Pacer Advisors, Inc., 500 Chesterfield Parkway, Malvern, PA 19335. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free (800) 617-0004.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee During Past Five Years
Interested Trustee
Joe M. Thomson Born: 1944	Trustee, Chairman, President and Principal Executive Officer	Indefinite Term; since 2014	Founder/President, Pacer Advisors, Inc. (since 2005); President and Chief Compliance Officer, Pacer Financial, Inc. (since 2004)	35	Director, First Cornerstone Bank (2000-2016)

Pacer Funds

ADDITIONAL INFORMATION
(Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee During Past Five Years
Independent Trustees
Deborah G. Wolk Born: 1950	Lead Independent Trustee	Indefinite Term; since 2015	Self-employed providing accounting services and computer modeling (since 1997)	35	None
Jonathan H. Newman, Sr. Born: 1962	Trustee	Indefinite Term; since 2015	CEO and Chairman, Newman Wine & Spirits (since 2007)	35	None
Dennis J. Ryan Born: 1947	Trustee	Indefinite Term; since 2017	Principal/Owner, Brendan Abstract Company, Inc. (title insurance) (since 1999)	35	None
Officers who are not Trustees:
Sean E. O’Hara Born: 1962	Treasurer and Principal Financial Officer	Indefinite Term; since 2014	Director, Index Design Group (since 2015); Director, Pacer Financial, Inc. (since 2007); Director, Pacer Advisors, Inc. (since 2007)	N/A	None
Bruce Kavanaugh Born: 1964	Secretary and Portfolio Manager	Indefinite Term; since 2016	Vice President, Pacer Advisors, Inc. (since 2005), Vice President, Pacer Financial, Inc. (since 2004)	N/A	None
Perpetua Seidenberg Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Born: 1990	Chief Compliance Officer and AML Officer	Indefinite Term; since 2018	Compliance Director, Vigilant Compliance, LLC (an investment management services company) (since 2014); Auditor, PricewaterhouseCoopers (2012-2014)	N/A	None

Mr. Thomson is an “Interested Person” by reason of his relationship with the Adviser.

Each Trustee shall serve during the lifetime of the Trust until he or she: (a) dies; (b) resigns; (c) has reached the mandatory retirement age, if any, as set by the Trustees; (d) is declared incompetent by a court of appropriate jurisdiction; or (e) is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor inaccordance with the Trust’s Declaration of Trust and By-laws. Each officer holds office at the pleasure of the Board and services for a period of one year, or until his or her successor is duly elected and qualified.

The Statement of Additional Information includes additional information, including compensation, about the Funds’ Trustees.

Advisor Pacer Advisors, Inc. 500 Chesterfield Parkway Malvern, PA 19355

Index Provider

Index Design Group, LLC
500 Chesterfield Parkway
Malvern, PA 19355

Benchmark Investments, LLC
1115 Broadway, 12th Floor
New York, NY 10010

CFRA
One New York Plaza, 34th Floor
New York, NY 10004

LifeSci Index Partners, LLC
250 W 55th St, Suite 16b
New York, NY 10019

Lunt Capital Management, Inc.
215 S State St, Suite 100
Salt Lake City, UT 84111

FTSE International Limited
12th Floor, 10 Upper Bank Street
Canary Wharf, London E14 5NP

VETS Indexes, LLC
6 East 39th Street, Suite 1003
New York, NY 10016

Sub Adviser Vident Investment Advisory, LLC 1125 Sanctuary Parkway, Suite 515 Alpharetta, GA 30009 CSOP Asset Management Limited 2801-2803, Two Exchange Square, 8 Connaught Place Central, Hong Kong
Distributor Pacer Financial, Inc. 500 Chesterfield Parkway Malvern, PA 19355
Custodian U.S. Bank National Association Custody Operations 1555 North Rivercenter Drive Milwaukee, WI 53212
Transfer Agent U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Independent Registered Public Accounting Firm Sanville & Company 1514 Old York Rd. Abington, PA 19001
Legal Counsel Practus, LLP 11300 Tomahawk Creek Parkway, Suite 310 Leawood, Kansas 66211

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Deborah Wolk is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. No “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 4/30/2021	FYE 4/30/2020
( a ) Audit Fees	$202,500	$184,130
( b ) Audit-Related Fees	$0	$0
( c ) Tax Fees	$25,000	$25,826
( d ) All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Sanville & Company applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

1

	FYE 4/30/2021	FYE 4/30/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 4/30/2021	FYE 4/30/2020
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

( i ) Not applicable

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Jonathan Newman, Dennis Ryan and Deborah Wolk..

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

2

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(a)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

3

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Pacer Funds Trust

By (Signature and Title)	/s/ Joe M. Thomson
Joe M. Thomson, President (Principal Executive Officer)

Date	6/29/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joe M. Thomson
Joe M. Thomson, President (Principal Executive Officer)

Date	6/29/21

By (Signature and Title)	/s/ Sean E. O’Hara
Sean E. O’Hara, Treasurer (Principal Financial Officer)

Date	6/29/21

*	Print the name and title of each signing officer under his or her signature.

5